UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2007

This report on Form N-CSR relates solely to the Registrant's Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Leveraged Company Stock Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dividend Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity® Advisor Dividend Growth Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's 500SM Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-1.87%	6.53%	3.60%
Class T (incl. 3.50% sales charge)	0.33%	6.83%	3.67%
Class B (incl. contingent deferred sales charge) B	-1.68%	6.64%	3.68%
Class C (incl. contingent deferred sales charge) C	2.40%	7.01%	3.55%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dividend Growth Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares posted annual returns of 4.12%, 3.97%, 3.32% and 3.40%, respectively (excluding sales charges), lagging the S&P 500®. Poor stock selection in pockets of health care, information technology and financials - along with big underweightings in some of the index's best-performing sectors, mainly energy, materials and consumer staples - accounted for most of the performance shortfall. The financials sector was particularly hard-hit by credit concerns stemming from the subprime mortgage crisis, but the fund's underweighted stakes in banks and diversified financials, along with some good stock picking among banks, helped our relative performance. However, a significant overweighting in the insurance segment of financials - most of that concentrated in one surprisingly disappointing stock, American International Group - more than offset those gains. Drug and medical supplies distributor Cardinal Health also was a disappointing holding, as was Home Depot, the home improvement retailer. On the upside, we continued to have solid performance from energy services companies such as deep-water drillers Diamond Offshore and GlobalSantaFe, whose earnings grew in tandem with increasing capital expenditures for energy exploration and production. I'd sold most of the stake in GlobalSantaFe to lock in profits.

The fund's Institutional Class shares returned 4.55% for the year, lagging the S&P 500®. Unrewarding stock selection in pockets of health care, information technology and financials - along with big underweightings in some of the index's best-performing sectors, mainly energy, materials and consumer staples - accounted for most of the performance shortfall. The financials sector was particularly hard-hit by credit concerns stemming from the subprime mortgage crisis, but the fund's underweighted stakes in banks and diversified financials, along with some good stock picking among banks, helped our relative performance. However, a significant overweighting in the insurance segment of financials - most of that concentrated in one surprisingly disappointing stock, American International Group - more than offset those gains. Drug and medical supplies distributor Cardinal Health also was a disappointing holding, as was Home Depot, the home improvement retailer. On the upside, we continued to have solid performance from energy services companies such as deep-water drillers Diamond Offshore and GlobalSantaFe, whose earnings grew in tandem with increasing capital expenditures for energy exploration and production. I'd sold most of the stake in GlobalSantaFe to lock in profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 947.00	$ 5.52
HypotheticalA	$ 1,000.00	$ 1,019.40	$ 5.72
Class T
Actual	$ 1,000.00	$ 946.70	$ 6.54
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.78
Class B
Actual	$ 1,000.00	$ 943.20	$ 9.40
HypotheticalA	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 943.90	$ 9.11
HypotheticalA	$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class
Actual	$ 1,000.00	$ 948.90	$ 4.10
HypotheticalA	$ 1,000.00	$ 1,020.86	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.13%
Class T	1.34%
Class B	1.93%
Class C	1.87%
Institutional Class	.84%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	6.9	5.4
Cardinal Health, Inc.	6.9	7.3
American International Group, Inc.	6.2	6.4
Bank of America Corp.	5.0	4.4
AT&T, Inc.	4.0	4.6
Time Warner, Inc.	3.4	0.7
Wyeth	3.3	4.1
General Electric Co.	3.1	4.0
Microsoft Corp.	2.9	2.4
Hartford Financial Services Group, Inc.	2.7	2.6
	44.4
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.8	22.8
Health Care	20.7	19.4
Information Technology	20.5	17.9
Consumer Discretionary	9.5	9.7
Industrials	6.9	8.8
Asset Allocation (% of fund's net assets)
As of November 30, 2007*		As of May 31, 2007**
	Stocks 97.7%		Stocks 97.3%
	Convertible Securities 0.4%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	3.4%	** Foreign investments	3.7%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.4%
Automobiles - 0.2%
Ford Motor Co. (a)	683,011	$ 5,129
Media - 5.3%
Clear Channel Communications, Inc.	544,915	19,562
Omnicom Group, Inc.	508,650	24,797
The Walt Disney Co.	366,900	12,163
Time Warner, Inc.	5,810,000	100,281
		156,803
Multiline Retail - 1.3%
Kohl's Corp. (a)	263,700	12,995
Target Corp.	411,936	24,741
		37,736
Specialty Retail - 2.6%
Gap, Inc.	522,800	10,665
Home Depot, Inc.	1,866,007	53,293
Staples, Inc.	532,018	12,609
		76,567
TOTAL CONSUMER DISCRETIONARY		276,235
CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 3.7%
CVS Caremark Corp.	1,147,391	45,999
Wal-Mart Stores, Inc.	1,291,453	61,861
		107,860
Household Products - 1.0%
Kimberly-Clark Corp.	103,300	7,211
Procter & Gamble Co.	317,600	23,502
		30,713
TOTAL CONSUMER STAPLES		138,573
ENERGY - 6.3%
Energy Equipment & Services - 2.9%
Diamond Offshore Drilling, Inc.	312,520	36,387
Halliburton Co.	216,200	7,915
Nabors Industries Ltd. (a)	443,000	11,917
Transocean, Inc. (a)	219,105	30,081
		86,300
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 3.4%
Chesapeake Energy Corp.	492,200	$ 18,630
ConocoPhillips	433,475	34,695
EOG Resources, Inc.	61,800	5,116
Quicksilver Resources, Inc. (a)	100,000	5,060
Ultra Petroleum Corp. (a)	178,800	11,604
Valero Energy Corp.	307,055	19,980
XTO Energy, Inc.	77,100	4,766
		99,851
TOTAL ENERGY		186,151
FINANCIALS - 23.8%
Capital Markets - 2.1%
Bank of New York Mellon Corp.	342,472	16,425
Franklin Resources, Inc.	61,700	7,600
Goldman Sachs Group, Inc.	68,900	15,615
KKR Private Equity Investors, LP	131,000	2,351
KKR Private Equity Investors, LP Restricted Depositary Units (c)	493,200	8,853
State Street Corp.	134,313	10,730
		61,574
Commercial Banks - 3.1%
PNC Financial Services Group, Inc.	851,933	62,370
Wachovia Corp.	678,600	29,180
		91,550
Consumer Finance - 0.6%
American Express Co.	314,600	18,555
Diversified Financial Services - 6.9%
Bank of America Corp.	3,207,240	147,950
Citigroup, Inc.	1,713,630	57,064
		205,014
Insurance - 11.1%
ACE Ltd.	222,300	13,300
AMBAC Financial Group, Inc.	131,700	3,586
American International Group, Inc.	3,126,392	181,737
Genworth Financial, Inc. Class A (non-vtg.)	221,600	5,815
Hartford Financial Services Group, Inc.	843,600	80,412
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	414,900	$ 27,213
The Chubb Corp.	281,800	15,372
		327,435
TOTAL FINANCIALS		704,128
HEALTH CARE - 20.7%
Biotechnology - 0.4%
Amgen, Inc. (a)	213,500	11,796
Health Care Equipment & Supplies - 0.3%
Medtronic, Inc.	185,900	9,453
Health Care Providers & Services - 6.9%
Cardinal Health, Inc.	3,371,105	204,120
Pharmaceuticals - 13.1%
Johnson & Johnson	3,030,268	205,272
Merck & Co., Inc.	779,395	46,265
Schering-Plough Corp.	1,222,270	38,257
Wyeth	1,990,800	97,748
		387,542
TOTAL HEALTH CARE		612,911
INDUSTRIALS - 6.9%
Aerospace & Defense - 2.0%
General Dynamics Corp.	125,545	11,146
Honeywell International, Inc.	474,300	26,855
Raytheon Co.	346,400	21,425
		59,426
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	125,110	9,218
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A	284,867	14,306
Industrial Conglomerates - 3.1%
General Electric Co.	2,369,309	90,721
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.0%
Illinois Tool Works, Inc.	372,026	$ 20,647
Ingersoll-Rand Co. Ltd. Class A	174,000	8,985
		29,632
TOTAL INDUSTRIALS		203,303
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 4.7%
Cisco Systems, Inc. (a)	2,276,400	63,785
Motorola, Inc.	4,744,089	75,763
		139,548
Computers & Peripherals - 4.3%
Dell, Inc. (a)	457,170	11,219
EMC Corp. (a)	613,800	11,828
Hewlett-Packard Co.	1,005,200	51,426
International Business Machines Corp.	480,981	50,590
		125,063
Electronic Equipment & Instruments - 0.5%
Tyco Electronics Ltd.	406,077	15,183
IT Services - 1.8%
Accenture Ltd. Class A	912,040	31,520
The Western Union Co.	976,306	22,065
		53,585
Semiconductors & Semiconductor Equipment - 4.1%
Analog Devices, Inc.	284,400	8,754
Applied Materials, Inc.	908,300	17,103
Intel Corp.	2,326,708	60,681
Lam Research Corp. (a)	172,607	7,914
Linear Technology Corp.	485,781	14,797
National Semiconductor Corp.	471,623	10,781
		120,030
Software - 5.1%
BEA Systems, Inc. (a)	847,148	13,410
Microsoft Corp.	2,567,623	86,272
Oracle Corp. (a)	2,534,500	51,146
		150,828
TOTAL INFORMATION TECHNOLOGY		604,237
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 5.0%
AT&T, Inc.	3,098,550	$ 118,396
Qwest Communications International, Inc. (a)	903,243	5,989
Verizon Communications, Inc.	556,200	24,033
		148,418
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp.	697,444	10,824
TOTAL TELECOMMUNICATION SERVICES		159,242
TOTAL COMMON STOCKS (Cost $2,512,812)		2,884,780
Convertible Bonds - 0.4%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 2,520	2,693
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Qwest Communications International, Inc. 3.5% 11/15/25	7,870	10,107
TOTAL CONVERTIBLE BONDS (Cost $10,390)		12,800
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 4.73% (b) (Cost $44,236)	44,235,621	44,236
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $2,567,438)		2,941,816
NET OTHER ASSETS - 0.4%		12,080
NET ASSETS - 100%		$ 2,953,896
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,853,000 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,936
Fidelity Securities Lending Cash Central Fund	61
Total	$ 2,997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,523,202)	$ 2,897,580
Fidelity Central Funds (cost $44,236)	44,236
Total Investments (cost $2,567,438)		$ 2,941,816
Receivable for investments sold		35,031
Receivable for fund shares sold		798
Dividends receivable		5,758
Interest receivable		61
Distributions receivable from Fidelity Central Funds		170
Total assets		2,983,634

Liabilities
Payable to custodian bank	$ 66
Payable for investments purchased	18,872
Payable for fund shares redeemed	7,217
Accrued management fee	1,396
Distribution fees payable	942
Other affiliated payables	706
Other payables and accrued expenses	539
Total liabilities		29,738

Net Assets		$ 2,953,896
Net Assets consist of:
Paid in capital		$ 2,317,688
Undistributed net investment income		18,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		242,845
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		374,383
Net Assets		$ 2,953,896

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($529,160 ÷ 38,475 shares)	$ 13.75

Maximum offering price per share (100/94.25 of $13.75)	$ 14.59
Class T: Net Asset Value and redemption price per share ($961,853 ÷ 70,387 shares)	$ 13.67

Maximum offering price per share (100/96.50 of $13.67)	$ 14.17
Class B: Net Asset Value and offering price per share ($238,164 ÷ 17,915 shares)A	$ 13.29

Class C: Net Asset Value and offering price per share ($276,760 ÷ 20,804 shares)A	$ 13.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($947,959 ÷ 68,112 shares)	$ 13.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 65,371
Interest		378
Income from Fidelity Central Funds		2,997
Total income		68,746

Expenses
Management fee	$ 19,687
Transfer agent fees	8,040
Distribution fees	13,064
Accounting and security lending fees	1,014
Custodian fees and expenses	50
Independent trustees' compensation	12
Registration fees	161
Audit	64
Legal	39
Miscellaneous	564
Total expenses before reductions	42,695
Expense reductions	(150)	42,545
Net investment income (loss)		26,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	259,199
Foreign currency transactions	1
Total net realized gain (loss)		259,200
Change in net unrealized appreciation (depreciation) on: Investment securities	(123,576)
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		(123,572)
Net gain (loss)		135,628
Net increase (decrease) in net assets resulting from operations		$ 161,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,201	$ 27,225
Net realized gain (loss)	259,200	122,148
Change in net unrealized appreciation (depreciation)	(123,572)	271,954
Net increase (decrease) in net assets resulting from operations	161,829	421,327
Distributions to shareholders from net investment income	(31,058)	(5,521)
Distributions to shareholders from net realized gain	(72,705)	-
Total distributions	(103,763)	(5,521)
Share transactions - net increase (decrease)	(682,915)	(561,057)
Total increase (decrease) in net assets	(624,849)	(145,251)

Net Assets
Beginning of period	3,578,745	3,723,996
End of period (including undistributed net investment income of $18,980 and undistributed net investment income of $26,622, respectively)	$ 2,953,896	$ 3,578,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 12.08	$ 11.49	$ 10.67	$ 9.97
Income from Investment Operations
Net investment income (loss) C	.12	.11	.08	.13 F	.06
Net realized and unrealized gain (loss)	.43	1.44	.63	.75	.70
Total from investment operations	.55	1.55	.71	.88	.76
Distributions from net investment income	(.14)	(.02)	(.12)	(.06)	(.06)
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.41) H	(.02)	(.12)	(.06)	(.06)
Net asset value, end of period	$ 13.75	$ 13.61	$ 12.08	$ 11.49	$ 10.67
Total Return A, B	4.12%	12.86%	6.22%	8.27%	7.70%
Ratios to Average Net Assets D, G
Expenses before reductions	1.12%	1.13%	1.15%	1.15%	1.14%
Expenses net of fee waivers, if any	1.12%	1.13%	1.15%	1.15%	1.14%
Expenses net of all reductions	1.11%	1.12%	1.13%	1.14%	1.11%
Net investment income (loss)	.84%	.90%	.68%	1.13%	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 529	$ 530	$ 473	$ 469	$ 331
Portfolio turnover rate E	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.413 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.52	$ 12.00	$ 11.42	$ 10.60	$ 9.91
Income from Investment Operations
Net investment income (loss) C	.09	.09	.06	.11 F	.04
Net realized and unrealized gain (loss)	.44	1.43	.62	.75	.69
Total from investment operations	.53	1.52	.68	.86	.73
Distributions from net investment income	(.10)	-	(.10)	(.04)	(.04)
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.38) H	-	(.10)	(.04)	(.04)
Net asset value, end of period	$ 13.67	$ 13.52	$ 12.00	$ 11.42	$ 10.60
Total Return A, B	3.97%	12.67%	5.99%	8.13%	7.42%
Ratios to Average Net Assets D, G
Expenses before reductions	1.33%	1.32%	1.31%	1.33%	1.35%
Expenses net of fee waivers, if any	1.33%	1.32%	1.31%	1.33%	1.35%
Expenses net of all reductions	1.32%	1.32%	1.29%	1.32%	1.32%
Net investment income (loss)	.63%	.71%	.52%	.95%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 962	$ 1,257	$ 1,511	$ 2,673	$ 2,091
Portfolio turnover rate E	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.380 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 11.74	$ 11.16	$ 10.39	$ 9.72
Income from Investment Operations
Net investment income (loss) C	- H	.01	(.01)	.04 F	(.02)
Net realized and unrealized gain (loss)	.43	1.39	.61	.73	.69
Total from investment operations	.43	1.40	.60	.77	.67
Distributions from net investment income	(.01)	-	(.02)	-	-
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.28) I	-	(.02)	-	-
Net asset value, end of period	$ 13.29	$ 13.14	$ 11.74	$ 11.16	$ 10.39
Total Return A, B	3.32%	11.93%	5.38%	7.41%	6.89%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.93%	1.95%	1.95%	1.92%
Expenses net of fee waivers, if any	1.92%	1.93%	1.95%	1.95%	1.92%
Expenses net of all reductions	1.92%	1.93%	1.94%	1.94%	1.90%
Net investment income (loss)	.04%	.10%	(.12)%	.33%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 238	$ 314	$ 439	$ 559	$ 538
Portfolio turnover rate E	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.283 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 11.76	$ 11.18	$ 10.40	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.01)	.04 F	(.01)
Net realized and unrealized gain (loss)	.43	1.39	.62	.74	.68
Total from investment operations	.44	1.41	.61	.78	.67
Distributions from net investment income	(.04)	-	(.03)	-	-
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.31) H	-	(.03)	-	-
Net asset value, end of period	$ 13.30	$ 13.17	$ 11.76	$ 11.18	$ 10.40
Total Return A, B	3.40%	11.99%	5.47%	7.50%	6.89%
Ratios to Average Net Assets D, G
Expenses before reductions	1.86%	1.87%	1.88%	1.88%	1.87%
Expenses net of fee waivers, if any	1.86%	1.87%	1.88%	1.88%	1.87%
Expenses net of all reductions	1.86%	1.86%	1.87%	1.87%	1.84%
Net investment income (loss)	.10%	.17%	(.06)%	.40%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 277	$ 328	$ 379	$ 508	$ 460
Portfolio turnover rate E	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.314 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.76	$ 12.22	$ 11.61	$ 10.78	$ 10.07
Income from Investment Operations
Net investment income (loss) B	.16	.16	.12	.17 E	.10
Net realized and unrealized gain (loss)	.46	1.44	.64	.75	.71
Total from investment operations	.62	1.60	.76	.92	.81
Distributions from net investment income	(.18)	(.06)	(.15)	(.09)	(.10)
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.46) G	(.06)	(.15)	(.09)	(.10)
Net asset value, end of period	$ 13.92	$ 13.76	$ 12.22	$ 11.61	$ 10.78
Total Return A	4.55%	13.17%	6.60%	8.57%	8.18%
Ratios to Average Net Assets C, F
Expenses before reductions	.82%	.80%	.80%	.82%	.77%
Expenses net of fee waivers, if any	.82%	.80%	.80%	.82%	.77%
Expenses net of all reductions	.82%	.80%	.79%	.81%	.74%
Net investment income (loss)	1.14%	1.23%	1.02%	1.46%	.98%
Supplemental Data
Net assets, end of period (in millions)	$ 948	$ 1,149	$ 922	$ 863	$ 617
Portfolio turnover rate D	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.456 per share is comprised of distributions from net investment income of $.180 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 480,725
Unrealized depreciation	(115,801)
Net unrealized appreciation (depreciation)	364,924
Undistributed ordinary income	27,422
Undistributed long-term capital gain	198,598

Cost for federal income tax purposes	$ 2,576,892

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 35,266	$ 5,521
Long-term Capital Gains	68,497	-
Total	$ 103,763	$ 5,521

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,230,035 and $1,970,190, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,413	$ 117
Class T	.25%	.25%	5,709	73
Class B	.75%	.25%	2,819	2,117
Class C	.75%	.25%	3,123	187
			$ 13,064	$ 2,494

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86
Class T	42
Class B*	509
Class C*	12
$ 649

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,457.26
Class T	2,430.21
Class B	857.30
Class C	770.25
Institutional Class	2,526.21
	$ 8,040

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $61.

Annual Report

9. Expense Reductions.

Through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 28
Class T	24
Class C	2
Institutional Class	32
$ 86

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net investment income
Class A	$ 5,283	$ 825
Class T	9,597	-
Class B	166	-
Class C	940	-
Institutional Class	15,072	4,696
Total	$ 31,058	$ 5,521
From net realized gain
Class A	$ 10,694	$ -
Class T	25,462	-
Class B	6,541	-
Class C	6,836	-
Institutional Class	23,172	-
Total	$ 72,705	$ -

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

Years ended November 30,	Shares		Dollars
	2007	2006	2007	2006
Class A
Shares sold	12,496	17,180	$ 172,590	$ 215,293
Reinvestment of distributions	1,081	62	14,626	759
Shares redeemed	(14,083)	(17,419)	(196,191)	(217,745)
Net increase (decrease)	(506)	(177)	$ (8,975)	$ (1,693)
Class T
Shares sold	8,059	15,031	$ 111,125	$ 189,017
Reinvestment of distributions	2,544	-	34,250	-
Shares redeemed	(33,231)	(47,960)	(460,961)	(597,674)
Net increase (decrease)	(22,628)	(32,929)	$ (315,586)	$ (408,657)
Class B
Shares sold	779	1,256	$ 10,456	$ 15,400
Reinvestment of distributions	433	-	5,705	-
Shares redeemed	(7,211)	(14,770)	(96,983)	(179,668)
Net increase (decrease)	(5,999)	(13,514)	$ (80,822)	$ (164,268)
Class C
Shares sold	1,635	2,941	$ 21,986	$ 36,513
Reinvestment of distributions	480	-	6,319	-
Shares redeemed	(6,219)	(10,251)	(84,117)	(124,774)
Net increase (decrease)	(4,104)	(7,310)	$ (55,812)	$ (88,261)
Institutional Class
Shares sold	17,829	25,523	$ 247,630	$ 322,924
Reinvestment of distributions	1,993	225	27,217	2,779
Shares redeemed	(35,188)	(17,707)	(496,567)	(223,881)
Net increase (decrease)	(15,366)	8,041	$ (221,720)	$ 101,822

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Dividend Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Dividend Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Dividend Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Dividend Growth. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Dividend Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Dividend Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Dividend Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/24/2007	12/21/2007	$.102	$.875
	01/14/2008	01/11/2008	$.00	$.11
Class T	12/24/2007	12/21/2007	$.063	$.875
	01/14/2008	01/11/2008	$.00	$.11
Class B	12/24/2007	12/21/2007	$.00	$.85
	01/14/2008	01/11/2008	$.00	$.11
Class C	12/24/2007	12/21/2007	$.00	$.868
	01/14/2008	01/11/2008	$.00	$.11

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007 $198,625,157, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100%, of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1 (h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dividend Growth Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	1,723,643,332.06	75.429
Against	498,647,770.39	21.822
Abstain	62,826,868.73	2.749
TOTAL	2,285,117,971.18	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGF-UANN-0108
1.786675.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dividend Growth

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity® Advisor Dividend Growth Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's 500SM Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	4.55%	8.18%	4.65%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500 ®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares posted annual returns of 4.12%, 3.97%, 3.32% and 3.40%, respectively (excluding sales charges), lagging the S&P 500®. Poor stock selection in pockets of health care, information technology and financials - along with big underweightings in some of the index's best-performing sectors, mainly energy, materials and consumer staples - accounted for most of the performance shortfall. The financials sector was particularly hard-hit by credit concerns stemming from the subprime mortgage crisis, but the fund's underweighted stakes in banks and diversified financials, along with some good stock picking among banks, helped our relative performance. However, a significant overweighting in the insurance segment of financials - most of that concentrated in one surprisingly disappointing stock, American International Group - more than offset those gains. Drug and medical supplies distributor Cardinal Health also was a disappointing holding, as was Home Depot, the home improvement retailer. On the upside, we continued to have solid performance from energy services companies such as deep-water drillers Diamond Offshore and GlobalSantaFe, whose earnings grew in tandem with increasing capital expenditures for energy exploration and production. I'd sold most of the stake in GlobalSantaFe to lock in profits.

The fund's Institutional Class shares returned 4.55% for the year, lagging the S&P 500®. Unrewarding stock selection in pockets of health care, information technology and financials - along with big underweightings in some of the index's best-performing sectors, mainly energy, materials and consumer staples - accounted for most of the performance shortfall. The financials sector was particularly hard-hit by credit concerns stemming from the subprime mortgage crisis, but the fund's underweighted stakes in banks and diversified financials, along with some good stock picking among banks, helped our relative performance. However, a significant overweighting in the insurance segment of financials - most of that concentrated in one surprisingly disappointing stock, American International Group - more than offset those gains. Drug and medical supplies distributor Cardinal Health also was a disappointing holding, as was Home Depot, the home improvement retailer. On the upside, we continued to have solid performance from energy services companies such as deep-water drillers Diamond Offshore and GlobalSantaFe, whose earnings grew in tandem with increasing capital expenditures for energy exploration and production. I'd sold most of the stake in GlobalSantaFe to lock in profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 947.00	$ 5.52
HypotheticalA	$ 1,000.00	$ 1,019.40	$ 5.72
Class T
Actual	$ 1,000.00	$ 946.70	$ 6.54
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.78
Class B
Actual	$ 1,000.00	$ 943.20	$ 9.40
HypotheticalA	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 943.90	$ 9.11
HypotheticalA	$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class
Actual	$ 1,000.00	$ 948.90	$ 4.10
HypotheticalA	$ 1,000.00	$ 1,020.86	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.13%
Class T	1.34%
Class B	1.93%
Class C	1.87%
Institutional Class	.84%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	6.9	5.4
Cardinal Health, Inc.	6.9	7.3
American International Group, Inc.	6.2	6.4
Bank of America Corp.	5.0	4.4
AT&T, Inc.	4.0	4.6
Time Warner, Inc.	3.4	0.7
Wyeth	3.3	4.1
General Electric Co.	3.1	4.0
Microsoft Corp.	2.9	2.4
Hartford Financial Services Group, Inc.	2.7	2.6
	44.4
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.8	22.8
Health Care	20.7	19.4
Information Technology	20.5	17.9
Consumer Discretionary	9.5	9.7
Industrials	6.9	8.8
Asset Allocation (% of fund's net assets)
As of November 30, 2007*		As of May 31, 2007**
	Stocks 97.7%		Stocks 97.3%
	Convertible Securities 0.4%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	3.4%	** Foreign investments	3.7%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.4%
Automobiles - 0.2%
Ford Motor Co. (a)	683,011	$ 5,129
Media - 5.3%
Clear Channel Communications, Inc.	544,915	19,562
Omnicom Group, Inc.	508,650	24,797
The Walt Disney Co.	366,900	12,163
Time Warner, Inc.	5,810,000	100,281
		156,803
Multiline Retail - 1.3%
Kohl's Corp. (a)	263,700	12,995
Target Corp.	411,936	24,741
		37,736
Specialty Retail - 2.6%
Gap, Inc.	522,800	10,665
Home Depot, Inc.	1,866,007	53,293
Staples, Inc.	532,018	12,609
		76,567
TOTAL CONSUMER DISCRETIONARY		276,235
CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 3.7%
CVS Caremark Corp.	1,147,391	45,999
Wal-Mart Stores, Inc.	1,291,453	61,861
		107,860
Household Products - 1.0%
Kimberly-Clark Corp.	103,300	7,211
Procter & Gamble Co.	317,600	23,502
		30,713
TOTAL CONSUMER STAPLES		138,573
ENERGY - 6.3%
Energy Equipment & Services - 2.9%
Diamond Offshore Drilling, Inc.	312,520	36,387
Halliburton Co.	216,200	7,915
Nabors Industries Ltd. (a)	443,000	11,917
Transocean, Inc. (a)	219,105	30,081
		86,300
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 3.4%
Chesapeake Energy Corp.	492,200	$ 18,630
ConocoPhillips	433,475	34,695
EOG Resources, Inc.	61,800	5,116
Quicksilver Resources, Inc. (a)	100,000	5,060
Ultra Petroleum Corp. (a)	178,800	11,604
Valero Energy Corp.	307,055	19,980
XTO Energy, Inc.	77,100	4,766
		99,851
TOTAL ENERGY		186,151
FINANCIALS - 23.8%
Capital Markets - 2.1%
Bank of New York Mellon Corp.	342,472	16,425
Franklin Resources, Inc.	61,700	7,600
Goldman Sachs Group, Inc.	68,900	15,615
KKR Private Equity Investors, LP	131,000	2,351
KKR Private Equity Investors, LP Restricted Depositary Units (c)	493,200	8,853
State Street Corp.	134,313	10,730
		61,574
Commercial Banks - 3.1%
PNC Financial Services Group, Inc.	851,933	62,370
Wachovia Corp.	678,600	29,180
		91,550
Consumer Finance - 0.6%
American Express Co.	314,600	18,555
Diversified Financial Services - 6.9%
Bank of America Corp.	3,207,240	147,950
Citigroup, Inc.	1,713,630	57,064
		205,014
Insurance - 11.1%
ACE Ltd.	222,300	13,300
AMBAC Financial Group, Inc.	131,700	3,586
American International Group, Inc.	3,126,392	181,737
Genworth Financial, Inc. Class A (non-vtg.)	221,600	5,815
Hartford Financial Services Group, Inc.	843,600	80,412
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	414,900	$ 27,213
The Chubb Corp.	281,800	15,372
		327,435
TOTAL FINANCIALS		704,128
HEALTH CARE - 20.7%
Biotechnology - 0.4%
Amgen, Inc. (a)	213,500	11,796
Health Care Equipment & Supplies - 0.3%
Medtronic, Inc.	185,900	9,453
Health Care Providers & Services - 6.9%
Cardinal Health, Inc.	3,371,105	204,120
Pharmaceuticals - 13.1%
Johnson & Johnson	3,030,268	205,272
Merck & Co., Inc.	779,395	46,265
Schering-Plough Corp.	1,222,270	38,257
Wyeth	1,990,800	97,748
		387,542
TOTAL HEALTH CARE		612,911
INDUSTRIALS - 6.9%
Aerospace & Defense - 2.0%
General Dynamics Corp.	125,545	11,146
Honeywell International, Inc.	474,300	26,855
Raytheon Co.	346,400	21,425
		59,426
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	125,110	9,218
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A	284,867	14,306
Industrial Conglomerates - 3.1%
General Electric Co.	2,369,309	90,721
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.0%
Illinois Tool Works, Inc.	372,026	$ 20,647
Ingersoll-Rand Co. Ltd. Class A	174,000	8,985
		29,632
TOTAL INDUSTRIALS		203,303
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 4.7%
Cisco Systems, Inc. (a)	2,276,400	63,785
Motorola, Inc.	4,744,089	75,763
		139,548
Computers & Peripherals - 4.3%
Dell, Inc. (a)	457,170	11,219
EMC Corp. (a)	613,800	11,828
Hewlett-Packard Co.	1,005,200	51,426
International Business Machines Corp.	480,981	50,590
		125,063
Electronic Equipment & Instruments - 0.5%
Tyco Electronics Ltd.	406,077	15,183
IT Services - 1.8%
Accenture Ltd. Class A	912,040	31,520
The Western Union Co.	976,306	22,065
		53,585
Semiconductors & Semiconductor Equipment - 4.1%
Analog Devices, Inc.	284,400	8,754
Applied Materials, Inc.	908,300	17,103
Intel Corp.	2,326,708	60,681
Lam Research Corp. (a)	172,607	7,914
Linear Technology Corp.	485,781	14,797
National Semiconductor Corp.	471,623	10,781
		120,030
Software - 5.1%
BEA Systems, Inc. (a)	847,148	13,410
Microsoft Corp.	2,567,623	86,272
Oracle Corp. (a)	2,534,500	51,146
		150,828
TOTAL INFORMATION TECHNOLOGY		604,237
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 5.0%
AT&T, Inc.	3,098,550	$ 118,396
Qwest Communications International, Inc. (a)	903,243	5,989
Verizon Communications, Inc.	556,200	24,033
		148,418
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp.	697,444	10,824
TOTAL TELECOMMUNICATION SERVICES		159,242
TOTAL COMMON STOCKS (Cost $2,512,812)		2,884,780
Convertible Bonds - 0.4%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 2,520	2,693
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Qwest Communications International, Inc. 3.5% 11/15/25	7,870	10,107
TOTAL CONVERTIBLE BONDS (Cost $10,390)		12,800
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 4.73% (b) (Cost $44,236)	44,235,621	44,236
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $2,567,438)		2,941,816
NET OTHER ASSETS - 0.4%		12,080
NET ASSETS - 100%		$ 2,953,896
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,853,000 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,936
Fidelity Securities Lending Cash Central Fund	61
Total	$ 2,997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,523,202)	$ 2,897,580
Fidelity Central Funds (cost $44,236)	44,236
Total Investments (cost $2,567,438)		$ 2,941,816
Receivable for investments sold		35,031
Receivable for fund shares sold		798
Dividends receivable		5,758
Interest receivable		61
Distributions receivable from Fidelity Central Funds		170
Total assets		2,983,634

Liabilities
Payable to custodian bank	$ 66
Payable for investments purchased	18,872
Payable for fund shares redeemed	7,217
Accrued management fee	1,396
Distribution fees payable	942
Other affiliated payables	706
Other payables and accrued expenses	539
Total liabilities		29,738

Net Assets		$ 2,953,896
Net Assets consist of:
Paid in capital		$ 2,317,688
Undistributed net investment income		18,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		242,845
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		374,383
Net Assets		$ 2,953,896

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($529,160 ÷ 38,475 shares)	$ 13.75

Maximum offering price per share (100/94.25 of $13.75)	$ 14.59
Class T: Net Asset Value and redemption price per share ($961,853 ÷ 70,387 shares)	$ 13.67

Maximum offering price per share (100/96.50 of $13.67)	$ 14.17
Class B: Net Asset Value and offering price per share ($238,164 ÷ 17,915 shares)A	$ 13.29

Class C: Net Asset Value and offering price per share ($276,760 ÷ 20,804 shares)A	$ 13.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($947,959 ÷ 68,112 shares)	$ 13.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 65,371
Interest		378
Income from Fidelity Central Funds		2,997
Total income		68,746

Expenses
Management fee	$ 19,687
Transfer agent fees	8,040
Distribution fees	13,064
Accounting and security lending fees	1,014
Custodian fees and expenses	50
Independent trustees' compensation	12
Registration fees	161
Audit	64
Legal	39
Miscellaneous	564
Total expenses before reductions	42,695
Expense reductions	(150)	42,545
Net investment income (loss)		26,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	259,199
Foreign currency transactions	1
Total net realized gain (loss)		259,200
Change in net unrealized appreciation (depreciation) on: Investment securities	(123,576)
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		(123,572)
Net gain (loss)		135,628
Net increase (decrease) in net assets resulting from operations		$ 161,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,201	$ 27,225
Net realized gain (loss)	259,200	122,148
Change in net unrealized appreciation (depreciation)	(123,572)	271,954
Net increase (decrease) in net assets resulting from operations	161,829	421,327
Distributions to shareholders from net investment income	(31,058)	(5,521)
Distributions to shareholders from net realized gain	(72,705)	-
Total distributions	(103,763)	(5,521)
Share transactions - net increase (decrease)	(682,915)	(561,057)
Total increase (decrease) in net assets	(624,849)	(145,251)

Net Assets
Beginning of period	3,578,745	3,723,996
End of period (including undistributed net investment income of $18,980 and undistributed net investment income of $26,622, respectively)	$ 2,953,896	$ 3,578,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 12.08	$ 11.49	$ 10.67	$ 9.97
Income from Investment Operations
Net investment income (loss) C	.12	.11	.08	.13 F	.06
Net realized and unrealized gain (loss)	.43	1.44	.63	.75	.70
Total from investment operations	.55	1.55	.71	.88	.76
Distributions from net investment income	(.14)	(.02)	(.12)	(.06)	(.06)
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.41) H	(.02)	(.12)	(.06)	(.06)
Net asset value, end of period	$ 13.75	$ 13.61	$ 12.08	$ 11.49	$ 10.67
Total Return A, B	4.12%	12.86%	6.22%	8.27%	7.70%
Ratios to Average Net Assets D, G
Expenses before reductions	1.12%	1.13%	1.15%	1.15%	1.14%
Expenses net of fee waivers, if any	1.12%	1.13%	1.15%	1.15%	1.14%
Expenses net of all reductions	1.11%	1.12%	1.13%	1.14%	1.11%
Net investment income (loss)	.84%	.90%	.68%	1.13%	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 529	$ 530	$ 473	$ 469	$ 331
Portfolio turnover rate E	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.413 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.52	$ 12.00	$ 11.42	$ 10.60	$ 9.91
Income from Investment Operations
Net investment income (loss) C	.09	.09	.06	.11 F	.04
Net realized and unrealized gain (loss)	.44	1.43	.62	.75	.69
Total from investment operations	.53	1.52	.68	.86	.73
Distributions from net investment income	(.10)	-	(.10)	(.04)	(.04)
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.38) H	-	(.10)	(.04)	(.04)
Net asset value, end of period	$ 13.67	$ 13.52	$ 12.00	$ 11.42	$ 10.60
Total Return A, B	3.97%	12.67%	5.99%	8.13%	7.42%
Ratios to Average Net Assets D, G
Expenses before reductions	1.33%	1.32%	1.31%	1.33%	1.35%
Expenses net of fee waivers, if any	1.33%	1.32%	1.31%	1.33%	1.35%
Expenses net of all reductions	1.32%	1.32%	1.29%	1.32%	1.32%
Net investment income (loss)	.63%	.71%	.52%	.95%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 962	$ 1,257	$ 1,511	$ 2,673	$ 2,091
Portfolio turnover rate E	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.380 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 11.74	$ 11.16	$ 10.39	$ 9.72
Income from Investment Operations
Net investment income (loss) C	- H	.01	(.01)	.04 F	(.02)
Net realized and unrealized gain (loss)	.43	1.39	.61	.73	.69
Total from investment operations	.43	1.40	.60	.77	.67
Distributions from net investment income	(.01)	-	(.02)	-	-
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.28) I	-	(.02)	-	-
Net asset value, end of period	$ 13.29	$ 13.14	$ 11.74	$ 11.16	$ 10.39
Total Return A, B	3.32%	11.93%	5.38%	7.41%	6.89%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.93%	1.95%	1.95%	1.92%
Expenses net of fee waivers, if any	1.92%	1.93%	1.95%	1.95%	1.92%
Expenses net of all reductions	1.92%	1.93%	1.94%	1.94%	1.90%
Net investment income (loss)	.04%	.10%	(.12)%	.33%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 238	$ 314	$ 439	$ 559	$ 538
Portfolio turnover rate E	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.283 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 11.76	$ 11.18	$ 10.40	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.01)	.04 F	(.01)
Net realized and unrealized gain (loss)	.43	1.39	.62	.74	.68
Total from investment operations	.44	1.41	.61	.78	.67
Distributions from net investment income	(.04)	-	(.03)	-	-
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.31) H	-	(.03)	-	-
Net asset value, end of period	$ 13.30	$ 13.17	$ 11.76	$ 11.18	$ 10.40
Total Return A, B	3.40%	11.99%	5.47%	7.50%	6.89%
Ratios to Average Net Assets D, G
Expenses before reductions	1.86%	1.87%	1.88%	1.88%	1.87%
Expenses net of fee waivers, if any	1.86%	1.87%	1.88%	1.88%	1.87%
Expenses net of all reductions	1.86%	1.86%	1.87%	1.87%	1.84%
Net investment income (loss)	.10%	.17%	(.06)%	.40%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 277	$ 328	$ 379	$ 508	$ 460
Portfolio turnover rate E	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.314 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.76	$ 12.22	$ 11.61	$ 10.78	$ 10.07
Income from Investment Operations
Net investment income (loss) B	.16	.16	.12	.17 E	.10
Net realized and unrealized gain (loss)	.46	1.44	.64	.75	.71
Total from investment operations	.62	1.60	.76	.92	.81
Distributions from net investment income	(.18)	(.06)	(.15)	(.09)	(.10)
Distributions from net realized gain	(.28)	-	-	-	-
Total distributions	(.46) G	(.06)	(.15)	(.09)	(.10)
Net asset value, end of period	$ 13.92	$ 13.76	$ 12.22	$ 11.61	$ 10.78
Total Return A	4.55%	13.17%	6.60%	8.57%	8.18%
Ratios to Average Net Assets C, F
Expenses before reductions	.82%	.80%	.80%	.82%	.77%
Expenses net of fee waivers, if any	.82%	.80%	.80%	.82%	.77%
Expenses net of all reductions	.82%	.80%	.79%	.81%	.74%
Net investment income (loss)	1.14%	1.23%	1.02%	1.46%	.98%
Supplemental Data
Net assets, end of period (in millions)	$ 948	$ 1,149	$ 922	$ 863	$ 617
Portfolio turnover rate D	36%	29%	32%	32%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.456 per share is comprised of distributions from net investment income of $.180 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 480,725
Unrealized depreciation	(115,801)
Net unrealized appreciation (depreciation)	364,924
Undistributed ordinary income	27,422
Undistributed long-term capital gain	198,598

Cost for federal income tax purposes	$ 2,576,892

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 35,266	$ 5,521
Long-term Capital Gains	68,497	-
Total	$ 103,763	$ 5,521

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,230,035 and $1,970,190, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,413	$ 117
Class T	.25%	.25%	5,709	73
Class B	.75%	.25%	2,819	2,117
Class C	.75%	.25%	3,123	187
			$ 13,064	$ 2,494

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86
Class T	42
Class B*	509
Class C*	12
$ 649

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,457.26
Class T	2,430.21
Class B	857.30
Class C	770.25
Institutional Class	2,526.21
	$ 8,040

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $61.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 28
Class T	24
Class C	2
Institutional Class	32
$ 86

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

10. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net investment income
Class A	$ 5,283	$ 825
Class T	9,597	-
Class B	166	-
Class C	940	-
Institutional Class	15,072	4,696
Total	$ 31,058	$ 5,521
From net realized gain
Class A	$ 10,694	$ -
Class T	25,462	-
Class B	6,541	-
Class C	6,836	-
Institutional Class	23,172	-
Total	$ 72,705	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

Years ended November 30,	Shares		Dollars
	2007	2006	2007	2006
Class A
Shares sold	12,496	17,180	$ 172,590	$ 215,293
Reinvestment of distributions	1,081	62	14,626	759
Shares redeemed	(14,083)	(17,419)	(196,191)	(217,745)
Net increase (decrease)	(506)	(177)	$ (8,975)	$ (1,693)
Class T
Shares sold	8,059	15,031	$ 111,125	$ 189,017
Reinvestment of distributions	2,544	-	34,250	-
Shares redeemed	(33,231)	(47,960)	(460,961)	(597,674)
Net increase (decrease)	(22,628)	(32,929)	$ (315,586)	$ (408,657)
Class B
Shares sold	779	1,256	$ 10,456	$ 15,400
Reinvestment of distributions	433	-	5,705	-
Shares redeemed	(7,211)	(14,770)	(96,983)	(179,668)
Net increase (decrease)	(5,999)	(13,514)	$ (80,822)	$ (164,268)
Class C
Shares sold	1,635	2,941	$ 21,986	$ 36,513
Reinvestment of distributions	480	-	6,319	-
Shares redeemed	(6,219)	(10,251)	(84,117)	(124,774)
Net increase (decrease)	(4,104)	(7,310)	$ (55,812)	$ (88,261)
Institutional Class
Shares sold	17,829	25,523	$ 247,630	$ 322,924
Reinvestment of distributions	1,993	225	27,217	2,779
Shares redeemed	(35,188)	(17,707)	(496,567)	(223,881)
Net increase (decrease)	(15,366)	8,041	$ (221,720)	$ 101,822

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Dividend Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Dividend Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Dividend Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Dividend Growth. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Dividend Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Dividend Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Dividend Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/24/2007	12/21/2007	$.143	$.875
	01/14/2008	01/11/2008	$.00	$.11

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007 $198,625,157, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dividend Growth Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	1,723,643,332.06	75.429
Against	498,647,770.39	21.822
Abstain	62,826,868.73	2.749
TOTAL	2,285,117,971.18	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGFI-UANN-0108
1.786676.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On October 17, 2007, shareholders of Fidelity® Advisor Dynamic Capital Appreciation Fund approved a new management contract for the fund, effective November 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's 500SM Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	6.43%	12.10%	8.02%
Class T (incl. 3.50% sales charge)	8.69%	12.37%	8.05%
Class B (incl. contingent deferred sales charge) B	7.02%	12.32%	8.11%
Class C (incl. contingent deferred sales charge) C	11.10%	12.64%	7.98%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from J. Fergus Shiel, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 12.93%, 12.63%, 12.02% and 12.10%, respectively (excluding sales charges), beating the S&P 500®. Versus the index, the fund was helped by materials, financials, consumer discretionary, health care and industrials - mainly due to stock selection. In financials, which I trimmed early in the period, a significant underweighting was beneficial. A weak U.S. dollar also aided the fund versus the index. Top contributor Monsanto benefited from strong demand for the company's genetically modified seeds. French company Alstom, with core businesses in power equipment and rail transportation, also contributed, as did Switzerland-based ABB, a provider of power and automation equipment. Biopharmaceutical stocks Biogen Idec and Ireland-based Elan further boosted our results. Underweighting financial conglomerate and index component Citigroup also helped. Conversely, underweighting energy, information technology - where I trimmed our exposure - and consumer staples hurt, as did stock selection in telecommunication services. Detractors included AMR, the parent company of American Airlines, and Continental Airlines, which struggled with high fuel costs. That said, a rising stake in airlines boosted the fund's industrials exposure. Our positions in commercial real estate stock CB Richard Ellis Group and telecom carrier Qwest Communications also detracted. A number of stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period * June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,013.20	$ 6.16
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 6.17
Class T
Actual	$ 1,000.00	$ 1,011.90	$ 7.36
HypotheticalA	$ 1,000.00	$ 1,017.75	$ 7.39
Class B
Actual	$ 1,000.00	$ 1,008.70	$ 10.07
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,009.20	$ 9.87
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Institutional Class
Actual	$ 1,000.00	$ 1,014.80	$ 4.50
HypotheticalA	$ 1,000.00	$ 1,020.61	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.46%
Class B	2.00%
Class C	1.96%
Institutional Class	.89%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Biogen Idec, Inc.	5.7	3.9
The Walt Disney Co.	5.6	4.2
Monsanto Co.	5.4	3.5
Alstom SA	4.7	3.0
AMR Corp.	3.6	3.2
Qwest Communications International, Inc.	2.4	3.5
American Tower Corp. Class A	2.2	2.0
Apple, Inc.	2.1	0.3
Continental Airlines, Inc. Class B	1.9	1.6
CB Richard Ellis Group, Inc. Class A	1.8	0.5
	35.4
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.6	27.6
Consumer Discretionary	16.5	19.5
Health Care	10.0	9.1
Financials	9.7	9.7
Telecommunication Services	9.4	9.4
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.0%		Stocks 93.6%
	Bonds 0.0%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 6.4%
* Foreign investments	23.4%	** Foreign investments	20.8%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 16.5%
Automobiles - 3.3%
Fiat SpA	453,289	$ 12,431,870
General Motors Corp.	272,500	8,128,675
Renault SA	98,458	14,324,692
		34,885,237
Hotels, Restaurants & Leisure - 2.2%
Accor SA	201,256	17,032,629
Marriott International, Inc. Class A	39,800	1,492,500
Paddy Power PLC (Ireland)	131,500	4,136,125
Six Flags, Inc. (a)	205,800	481,572
		23,142,826
Media - 5.9%
Mediacom Communications Corp. Class A (a)	317,364	1,431,312
The Walt Disney Co.	1,803,300	59,779,395
Wolters Kluwer NV (Certificaten Van Aandelen)	69,600	2,161,667
		63,372,374
Multiline Retail - 0.9%
Macy's, Inc.	39,800	1,180,070
Saks, Inc.	425,300	8,761,180
		9,941,250
Specialty Retail - 2.7%
Abercrombie & Fitch Co. Class A	227,800	18,688,712
bebe Stores, Inc.	255,756	3,452,706
Guess?, Inc.	149,600	7,020,728
		29,162,146
Textiles, Apparel & Luxury Goods - 1.5%
Deckers Outdoor Corp. (a)	88,900	12,816,713
Polo Ralph Lauren Corp. Class A	39,800	2,745,404
		15,562,117
TOTAL CONSUMER DISCRETIONARY		176,065,950
CONSUMER STAPLES - 3.5%
Beverages - 1.0%
PepsiCo, Inc.	69,600	5,371,728
Remy Cointreau SA	12,600	916,497
The Coca-Cola Co.	69,600	4,322,160
		10,610,385
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 0.5%
Colgate-Palmolive Co.	64,600	$ 5,173,168
Tobacco - 2.0%
Altria Group, Inc.	89,462	6,938,673
Reynolds American, Inc.	215,100	15,061,302
		21,999,975
TOTAL CONSUMER STAPLES		37,783,528
ENERGY - 3.7%
Energy Equipment & Services - 1.7%
Schlumberger Ltd. (NY Shares)	196,300	18,344,235
Oil, Gas & Consumable Fuels - 2.0%
Frontier Oil Corp.	216,500	9,569,300
XTO Energy, Inc.	184,955	11,433,918
		21,003,218
TOTAL ENERGY		39,347,453
FINANCIALS - 9.7%
Capital Markets - 4.9%
Janus Capital Group, Inc.	264,500	8,879,265
Jefferies Group, Inc.	272,600	6,967,656
Lehman Brothers Holdings, Inc.	39,800	2,492,674
Man Group plc	309,925	3,542,175
Man Group plc Class C	521,400	729,268
Merrill Lynch & Co., Inc.	89,400	5,358,636
MF Global Ltd.	265,331	7,649,493
Morgan Stanley	89,400	4,713,168
T. Rowe Price Group, Inc.	202,280	12,436,174
		52,768,509
Commercial Banks - 0.6%
Wachovia Corp.	149,100	6,411,300
Diversified Financial Services - 1.7%
Bank of America Corp.	149,100	6,877,983
CIT Group, Inc.	99,400	2,644,040
Citigroup, Inc.	268,400	8,937,720
		18,459,743
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 2.2%
CB Richard Ellis Group, Inc. Class A (a)	798,908	$ 18,974,065
Jones Lang LaSalle, Inc.	48,206	4,052,678
		23,026,743
Thrifts & Mortgage Finance - 0.3%
Fannie Mae	69,600	2,674,032
TOTAL FINANCIALS		103,340,327
HEALTH CARE - 10.0%
Biotechnology - 6.7%
Biogen Idec, Inc. (a)	824,961	61,146,108
Genentech, Inc. (a)	139,447	10,632,834
		71,778,942
Health Care Providers & Services - 0.8%
VCA Antech, Inc. (a)	216,162	8,869,127
Life Sciences Tools & Services - 0.6%
PerkinElmer, Inc.	103,400	2,820,752
Techne Corp. (a)	54,502	3,550,805
		6,371,557
Pharmaceuticals - 1.9%
Elan Corp. PLC sponsored ADR (a)	614,500	14,151,935
Merck & Co., Inc.	64,600	3,834,656
Schering-Plough Corp.	49,700	1,555,610
		19,542,201
TOTAL HEALTH CARE		106,561,827
INDUSTRIALS - 25.6%
Aerospace & Defense - 2.1%
Precision Castparts Corp.	66,800	9,842,312
Raytheon Co.	100,400	6,209,740
Spirit AeroSystems Holdings, Inc. Class A	188,800	6,598,560
		22,650,612
Airlines - 8.9%
AMR Corp. (a)	1,799,400	38,111,292
Continental Airlines, Inc. Class B (a)	711,800	20,037,170
Ryanair Holdings PLC sponsored ADR (a)	288,500	11,704,445
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - continued
UAL Corp. (a)	377,800	$ 15,467,132
US Airways Group, Inc. (a)	461,100	9,577,047
		94,897,086
Electrical Equipment - 7.1%
ABB Ltd. sponsored ADR	596,800	17,533,984
Alstom SA	222,400	49,835,404
Schneider Electric SA	58,247	8,127,563
		75,496,951
Machinery - 3.1%
Cummins, Inc.	131,117	15,327,577
Deere & Co.	92,640	15,915,552
Kubota Corp.	214,000	1,594,075
		32,837,204
Road & Rail - 4.4%
Burlington Northern Santa Fe Corp.	124,600	10,406,592
Hertz Global Holdings, Inc.	563,900	10,770,490
Norfolk Southern Corp.	185,300	9,489,213
Union Pacific Corp.	135,200	17,054,128
		47,720,423
TOTAL INDUSTRIALS		273,602,276
INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 3.9%
Cisco Systems, Inc. (a)	293,586	8,226,280
Harris Corp.	112,902	7,086,859
Nokia Corp. sponsored ADR	246,100	9,679,113
Research In Motion Ltd. (a)	143,600	16,344,552
		41,336,804
Computers & Peripherals - 2.1%
Apple, Inc. (a)	124,000	22,595,280
Internet Software & Services - 2.8%
DealerTrack Holdings, Inc. (a)	253,595	10,787,931
Equinix, Inc. (a)	16,517	1,719,585
Google, Inc. Class A (sub. vtg.) (a)	25,500	17,671,500
		30,179,016
Semiconductors & Semiconductor Equipment - 0.1%
Skyworks Solutions, Inc. (a)	49,700	451,276
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 0.5%
Microsoft Corp.	159,000	$ 5,342,400
TOTAL INFORMATION TECHNOLOGY		99,904,776
MATERIALS - 9.3%
Chemicals - 7.0%
Airgas, Inc.	49,147	2,431,794
Ecolab, Inc.	23,749	1,137,577
International Flavors & Fragrances, Inc.	44,871	2,249,832
Monsanto Co.	573,900	57,028,443
Syngenta AG sponsored ADR	239,700	11,877,135
		74,724,781
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	83,100	3,730,359
Metals & Mining - 1.9%
Allegheny Technologies, Inc.	55,494	5,424,539
Freeport-McMoRan Copper & Gold, Inc. Class B	114,708	11,348,062
Titanium Metals Corp.	123,263	3,657,213
		20,429,814
TOTAL MATERIALS		98,884,954
TELECOMMUNICATION SERVICES - 9.4%
Diversified Telecommunication Services - 4.2%
Cbeyond, Inc. (a)	129,111	5,341,322
Qwest Communications International, Inc. (a)	3,870,100	25,658,763
Verizon Communications, Inc.	309,100	13,356,211
		44,356,296
Wireless Telecommunication Services - 5.2%
America Movil SAB de CV Series L sponsored ADR	129,200	7,966,472
American Tower Corp. Class A (a)	511,000	23,270,940
Centennial Communications Corp. Class A (a)	396,135	3,525,602
Millicom International Cellular SA (a)	29,800	3,554,544
NII Holdings, Inc. (a)	234,551	12,937,833
Vodafone Group PLC sponsored ADR	119,300	4,443,925
		55,699,316
TOTAL TELECOMMUNICATION SERVICES		100,055,612
Common Stocks - continued
	Shares	Value
UTILITIES - 1.9%
Electric Utilities - 0.4%
Duke Energy Corp.	99,300	$ 1,965,147
Progress Energy, Inc.	59,600	2,909,672
		4,874,819
Gas Utilities - 0.4%
Questar Corp.	79,298	4,238,478
Independent Power Producers & Energy Traders - 1.1%
EDF Energies Nouvelles SA	123,204	9,769,078
International Power PLC	191,507	1,804,953
		11,574,031
TOTAL UTILITIES		20,687,328
TOTAL COMMON STOCKS (Cost $958,370,407)		1,056,234,031
Nonconvertible Bonds - 0.0%
	Principal Amount
INDUSTRIALS - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc.:
7.7% 12/15/49 (a)	$ 1,320,000	82,500
7.9% 12/15/09 (a)	350,000	22,750
8.3% 12/15/29 (a)	3,740,000	243,100
9% 5/15/16 (a)	433,000	27,063
9.75% 5/15/21 (a)	230,000	14,375
10% 8/15/08 (a)	700,000	45,500
10.375% 2/1/11 (a)	350,000	21,875
		457,163
TOTAL NONCONVERTIBLE BONDS (Cost $208,274)		457,163
Money Market Funds - 5.0%
	Shares	Value
Fidelity Cash Central Fund, 4.73% (b) (Cost $53,209,480)	53,209,480	$ 53,209,480
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $1,011,788,161)		1,109,900,674
NET OTHER ASSETS - (4.0)%		(43,089,551)
NET ASSETS - 100%		$ 1,066,811,123
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,281,002
Fidelity Securities Lending Cash Central Fund	322,669
Total	$ 2,603,671
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.6%
France	9.4%
Ireland	2.8%
Switzerland	2.7%
Netherlands Antilles	1.7%
Canada	1.5%
Italy	1.2%
United Kingdom	1.0%
Others (individually less than 1%)	3.1%
100.0%
Income Tax Information
At November 30, 2007, the fund had a capital loss carryforward of approximately $57,023,447 of which $22,686,208 and $34,337,239 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $958,578,681)	$ 1,056,691,194
Fidelity Central Funds (cost $53,209,480)	53,209,480
Total Investments (cost $1,011,788,161)		$ 1,109,900,674
Receivable for investments sold		21,361,866
Receivable for fund shares sold		3,072,773
Dividends receivable		572,796
Distributions receivable from Fidelity Central Funds		388,128
Other receivables		7,066
Total assets		1,135,303,303

Liabilities
Payable to custodian bank	$ 7
Payable for investments purchased	65,105,300
Payable for fund shares redeemed	1,857,661
Accrued management fee	484,853
Distribution fees payable	384,869
Other affiliated payables	254,981
Other payables and accrued expenses	404,509
Total liabilities		68,492,180

Net Assets		$ 1,066,811,123
Net Assets consist of:
Paid in capital		$ 1,026,271,716
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(57,567,013)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		98,106,420
Net Assets		$ 1,066,811,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($417,442,379 ÷ 20,079,006 shares)	$ 20.79

Maximum offering price per share (100/94.25 of $20.79)	$ 22.06
Class T: Net Asset Value and redemption price per share ($301,520,914 ÷ 14,764,171 shares)	$ 20.42

Maximum offering price per share (100/96.50 of $20.42)	$ 21.16
Class B: Net Asset Value and offering price per share ($60,846,436 ÷ 3,079,126 shares)A	$ 19.76

Class C: Net Asset Value and offering price per share ($152,513,997 ÷ 7,694,891 shares)A	$ 19.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($134,487,397 ÷ 6,331,610 shares)	$ 21.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2007

Investment Income
Dividends		$ 8,510,411
Interest		2,084
Income from Fidelity Central Funds		2,603,671
Total income		11,116,166

Expenses
Management fee	$ 4,858,430
Transfer agent fees	2,300,132
Distribution fees	4,089,141
Accounting and security lending fees	309,060
Custodian fees and expenses	74,482
Independent trustees' compensation	2,826
Registration fees	181,284
Audit	50,753
Legal	6,651
Miscellaneous	390,705
Total expenses before reductions	12,263,464
Expense reductions	(80,144)	12,183,320
Net investment income (loss)		(1,067,154)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,521,277
Foreign currency transactions	(28,815)
Total net realized gain (loss)		56,492,462
Change in net unrealized appreciation (depreciation) on: Investment securities	41,355,453
Assets and liabilities in foreign currencies	(4,239)
Total change in net unrealized appreciation (depreciation)		41,351,214
Net gain (loss)		97,843,676
Net increase (decrease) in net assets resulting from operations		$ 96,776,522

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,067,154)	$ (847,296)
Net realized gain (loss)	56,492,462	23,372,354
Change in net unrealized appreciation (depreciation)	41,351,214	25,586,280
Net increase (decrease) in net assets resulting from operations	96,776,522	48,111,338
Share transactions - net increase (decrease)	391,691,481	255,729,763
Total increase (decrease) in net assets	488,468,003	303,841,101

Net Assets
Beginning of period	578,343,120	274,502,019
End of period	$ 1,066,811,123	$ 578,343,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.41	$ 16.27	$ 13.33	$ 13.02	$ 11.15
Income from Investment Operations
Net investment income (loss) C	.02	.02	(.05) F	(.13) G, I	(.04)
Net realized and unrealized gain (loss)	2.36	2.12	2.99	.44	1.99
Total from investment operations	2.38	2.14	2.94	.31	1.95
Distributions from net investment income	-	-	-	-	(.08)
Net asset value, end of period	$ 20.79	$ 18.41	$ 16.27	$ 13.33	$ 13.02
Total Return A, B	12.93%	13.15%	22.06%	2.38%	17.64%
Ratios to Average Net Assets D, H
Expenses before reductions	1.20%	1.23%	1.32%	1.38%	1.37%
Expenses net of fee waivers, if any	1.20%	1.23%	1.29%	1.38%	1.37%
Expenses net of all reductions	1.19%	1.20%	1.22%	1.30%	1.18%
Net investment income (loss)	.08%	.09%	(.32)% F	(1.00)% G, I	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 417,442	$ 167,868	$ 44,542	$ 29,251	$ 33,954
Portfolio turnover rate E	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.13	$ 16.06	$ 13.19	$ 12.91	$ 11.07
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	(.08) F	(.16) G, I	(.07)
Net realized and unrealized gain (loss)	2.32	2.10	2.95	.44	1.98
Total from investment operations	2.29	2.07	2.87	.28	1.91
Distributions from net investment income	-	-	-	-	(.07)
Net asset value, end of period	$ 20.42	$ 18.13	$ 16.06	$ 13.19	$ 12.91
Total Return A, B	12.63%	12.89%	21.76%	2.17%	17.39%
Ratios to Average Net Assets D, H
Expenses before reductions	1.43%	1.47%	1.56%	1.59%	1.62%
Expenses net of fee waivers, if any	1.43%	1.47%	1.54%	1.59%	1.62%
Expenses net of all reductions	1.42%	1.45%	1.47%	1.52%	1.43%
Net investment income (loss)	(.15)%	(.15)%	(.57)% F	(1.21)% G, I	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 301,521	$ 224,550	$ 128,795	$ 146,833	$ 200,870
Portfolio turnover rate E	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.23)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.64	$ 15.71	$ 12.97	$ 12.76	$ 10.93
Income from Investment Operations
Net investment income (loss) C	(.13)	(.11)	(.15) F	(.23) G, I	(.13)
Net realized and unrealized gain (loss)	2.25	2.04	2.89	.44	1.96
Total from investment operations	2.12	1.93	2.74	.21	1.83
Net asset value, end of period	$ 19.76	$ 17.64	$ 15.71	$ 12.97	$ 12.76
Total Return A, B	12.02%	12.29%	21.13%	1.65%	16.74%
Ratios to Average Net Assets D, H
Expenses before reductions	1.98%	2.01%	2.07%	2.18%	2.15%
Expenses net of fee waivers, if any	1.98%	2.00%	2.05%	2.18%	2.15%
Expenses net of all reductions	1.98%	1.97%	1.98%	2.10%	1.97%
Net investment income (loss)	(.70)%	(.68)%	(1.08)% F	(1.80)% G, I	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,846	$ 66,973	$ 58,279	$ 63,970	$ 76,327
Portfolio turnover rate E	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Investment income per share reflects in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.82)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 15.74	$ 12.99	$ 12.78	$ 10.94
Income from Investment Operations
Net investment income (loss) C	(.12)	(.11)	(.15) F	(.21) G, I	(.12)
Net realized and unrealized gain (loss)	2.26	2.05	2.90	.42	1.97
Total from investment operations	2.14	1.94	2.75	.21	1.85
Distributions from net investment income	-	-	-	-	(.01)
Net asset value, end of period	$ 19.82	$ 17.68	$ 15.74	$ 12.99	$ 12.78
Total Return A, B	12.10%	12.33%	21.17%	1.64%	16.93%
Ratios to Average Net Assets D, H
Expenses before reductions	1.93%	1.97%	2.06%	2.08%	2.04%
Expenses net of fee waivers, if any	1.93%	1.97%	2.03%	2.08%	2.04%
Expenses net of all reductions	1.92%	1.95%	1.97%	2.00%	1.86%
Net investment income (loss)	(.65)%	(.66)%	(1.07)% F	(1.70)% G, I	(1.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,514	$ 80,758	$ 41,059	$ 42,171	$ 54,362
Portfolio turnover rate E	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.28)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (1.72)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.75	$ 16.51	$ 13.48	$ 13.12	$ 11.24
Income from Investment Operations
Net investment income (loss) B	.09	.08	(.01) E	(.08) F, H	.01
Net realized and unrealized gain (loss)	2.40	2.16	3.04	.44	2.00
Total from investment operations	2.49	2.24	3.03	.36	2.01
Distributions from net investment income	-	-	-	-	(.13)
Net asset value, end of period	$ 21.24	$ 18.75	$ 16.51	$ 13.48	$ 13.12
Total Return A	13.28%	13.57%	22.48%	2.74%	18.14%
Ratios to Average Net Assets C, G
Expenses before reductions	.86%	.84%	1.01%	1.02%	.99%
Expenses net of fee waivers, if any	.86%	.84%	1.01%	1.02%	.99%
Expenses net of all reductions	.85%	.82%	.94%	.94%	.80%
Net investment income (loss)	.42%	.47%	(.05)% E	(.64)% F, H	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,487	$ 38,194	$ 1,827	$ 2,755	$ 2,807
Portfolio turnover rate D	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Dynamic Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 152,362,936
Unrealized depreciation	(54,800,082)
Net unrealized appreciation (depreciation)	97,562,854
Capital loss carryforward	(57,023,447)

Cost for federal income tax purposes	$ 1,012,337,820

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,549,440,424 and $1,151,417,254, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on October 17, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on November 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (October, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 762,359	$ 227,577
Class T	.25%	.25%	1,442,592	95,985
Class B	.75%	.25%	659,496	494,944
Class C	.75%	.25%	1,224,694	578,691
			$ 4,089,141	$ 1,397,197

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 353,532
Class T	81,101
Class B*	76,837
Class C*	24,000
$ 535,470

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 857,284.28
Class T	748,642.26
Class B	203,195.31
Class C	324,925.26
Institutional Class	166,086.19
	$ 2,300,132

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,866 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,584 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $322,669.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $45,231 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8,100. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 14,599
Class T	4,380
Institutional Class	989
$ 19,968

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	14,797,656	7,635,666	$ 293,134,757	$ 133,057,257
Shares redeemed	(3,837,331)	(1,254,850)	(76,393,600)	(21,847,444)
Net increase (decrease)	10,960,325	6,380,816	$ 216,741,157	$ 111,209,813
Class T
Shares sold	6,911,633	7,199,074	$ 132,869,347	$ 123,641,590
Shares redeemed	(4,535,975)	(2,831,864)	(89,392,867)	(48,504,196)
Net increase (decrease)	2,375,658	4,367,210	$ 43,476,480	$ 75,137,394
Class B
Shares sold	1,061,975	1,184,890	$ 19,896,785	$ 19,845,362
Shares redeemed	(1,780,150)	(1,097,944)	(33,592,760)	(18,407,223)
Net increase (decrease)	(718,175)	86,946	$ (13,695,975)	$ 1,438,139
Class C
Shares sold	4,480,357	2,724,921	$ 84,722,118	$ 45,658,368
Shares redeemed	(1,352,976)	(765,881)	(25,703,869)	(12,831,566)
Net increase (decrease)	3,127,381	1,959,040	$ 59,018,249	$ 32,826,802
Institutional Class
Shares sold	5,431,205	2,549,623	$ 109,355,325	$ 45,974,639
Shares redeemed	(1,137,002)	(622,903)	(23,203,755)	(10,857,024)
Net increase (decrease)	4,294,203	1,926,720	$ 86,151,570	$ 35,117,615

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Dynamic Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Dynamic Capital Appreciation. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Dynamic Capital Appreciation. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Dynamic Capital Appreciation. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Dynamic Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dynamic Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 17, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 2

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dynamic Capital Appreciation Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	309,145,872.60	67.308
Against	108,697,508.97	23.666
Abstain	28,204,612.24	6.140
Uninstructed	13,253,637.65	2.886
TOTAL	459,301,631.46	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dynamic Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dynamic Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Dynamic Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ARG-UANN-0108
1.786677.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On October 17, 2007, shareholders of Fidelity® Advisor Dynamic Capital Appreciation Fund approved a new management contract for the fund, effective November 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's 500SM Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	13.28%	13.85%	9.14%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from J. Fergus Shiel, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

During the past year, the fund's Institutional Class shares returned 13.28%, beating the S&P 500®. Versus the index, the fund was helped by materials, financials, consumer discretionary, health care and industrials - mainly due to stock selection. In financials, which I trimmed early in the period, a significant underweighting was beneficial. A weak U.S. dollar also aided the fund versus the index. Top contributor Monsanto benefited from strong demand for the company's genetically modified seeds. French company Alstom, with core businesses in power equipment and rail transportation, also contributed, as did Switzerland-based ABB, a provider of power and automation equipment. Biopharmaceutical stocks Biogen Idec and Ireland-based Elan further boosted our results. Underweighting financial conglomerate and index component Citigroup also helped. Conversely, underweighting energy, information technology - where I trimmed our exposure - and consumer staples hurt, as did stock selection in telecommunication services. Detractors included AMR, the parent company of American Airlines, and Continental Airlines, which struggled with high fuel costs. That said, a rising stake in airlines boosted the fund's industrials exposure. Our positions in commercial real estate stock CB Richard Ellis Group and telecom carrier Qwest Communications also detracted. A number of stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period * June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,013.20	$ 6.16
HypotheticalA	$ 1,000.00	$ 1,018.95	$ 6.17
Class T
Actual	$ 1,000.00	$ 1,011.90	$ 7.36
HypotheticalA	$ 1,000.00	$ 1,017.75	$ 7.39
Class B
Actual	$ 1,000.00	$ 1,008.70	$ 10.07
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,009.20	$ 9.87
HypotheticalA	$ 1,000.00	$ 1,015.24	$ 9.90
Institutional Class
Actual	$ 1,000.00	$ 1,014.80	$ 4.50
HypotheticalA	$ 1,000.00	$ 1,020.61	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.46%
Class B	2.00%
Class C	1.96%
Institutional Class	.89%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Biogen Idec, Inc.	5.7	3.9
The Walt Disney Co.	5.6	4.2
Monsanto Co.	5.4	3.5
Alstom SA	4.7	3.0
AMR Corp.	3.6	3.2
Qwest Communications International, Inc.	2.4	3.5
American Tower Corp. Class A	2.2	2.0
Apple, Inc.	2.1	0.3
Continental Airlines, Inc. Class B	1.9	1.6
CB Richard Ellis Group, Inc. Class A	1.8	0.5
	35.4
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.6	27.6
Consumer Discretionary	16.5	19.5
Health Care	10.0	9.1
Financials	9.7	9.7
Telecommunication Services	9.4	9.4
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.0%		Stocks 93.6%
	Bonds 0.0%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 6.4%
* Foreign investments	23.4%	** Foreign investments	20.8%
Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 16.5%
Automobiles - 3.3%
Fiat SpA	453,289	$ 12,431,870
General Motors Corp.	272,500	8,128,675
Renault SA	98,458	14,324,692
		34,885,237
Hotels, Restaurants & Leisure - 2.2%
Accor SA	201,256	17,032,629
Marriott International, Inc. Class A	39,800	1,492,500
Paddy Power PLC (Ireland)	131,500	4,136,125
Six Flags, Inc. (a)	205,800	481,572
		23,142,826
Media - 5.9%
Mediacom Communications Corp. Class A (a)	317,364	1,431,312
The Walt Disney Co.	1,803,300	59,779,395
Wolters Kluwer NV (Certificaten Van Aandelen)	69,600	2,161,667
		63,372,374
Multiline Retail - 0.9%
Macy's, Inc.	39,800	1,180,070
Saks, Inc.	425,300	8,761,180
		9,941,250
Specialty Retail - 2.7%
Abercrombie & Fitch Co. Class A	227,800	18,688,712
bebe Stores, Inc.	255,756	3,452,706
Guess?, Inc.	149,600	7,020,728
		29,162,146
Textiles, Apparel & Luxury Goods - 1.5%
Deckers Outdoor Corp. (a)	88,900	12,816,713
Polo Ralph Lauren Corp. Class A	39,800	2,745,404
		15,562,117
TOTAL CONSUMER DISCRETIONARY		176,065,950
CONSUMER STAPLES - 3.5%
Beverages - 1.0%
PepsiCo, Inc.	69,600	5,371,728
Remy Cointreau SA	12,600	916,497
The Coca-Cola Co.	69,600	4,322,160
		10,610,385
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 0.5%
Colgate-Palmolive Co.	64,600	$ 5,173,168
Tobacco - 2.0%
Altria Group, Inc.	89,462	6,938,673
Reynolds American, Inc.	215,100	15,061,302
		21,999,975
TOTAL CONSUMER STAPLES		37,783,528
ENERGY - 3.7%
Energy Equipment & Services - 1.7%
Schlumberger Ltd. (NY Shares)	196,300	18,344,235
Oil, Gas & Consumable Fuels - 2.0%
Frontier Oil Corp.	216,500	9,569,300
XTO Energy, Inc.	184,955	11,433,918
		21,003,218
TOTAL ENERGY		39,347,453
FINANCIALS - 9.7%
Capital Markets - 4.9%
Janus Capital Group, Inc.	264,500	8,879,265
Jefferies Group, Inc.	272,600	6,967,656
Lehman Brothers Holdings, Inc.	39,800	2,492,674
Man Group plc	309,925	3,542,175
Man Group plc Class C	521,400	729,268
Merrill Lynch & Co., Inc.	89,400	5,358,636
MF Global Ltd.	265,331	7,649,493
Morgan Stanley	89,400	4,713,168
T. Rowe Price Group, Inc.	202,280	12,436,174
		52,768,509
Commercial Banks - 0.6%
Wachovia Corp.	149,100	6,411,300
Diversified Financial Services - 1.7%
Bank of America Corp.	149,100	6,877,983
CIT Group, Inc.	99,400	2,644,040
Citigroup, Inc.	268,400	8,937,720
		18,459,743
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 2.2%
CB Richard Ellis Group, Inc. Class A (a)	798,908	$ 18,974,065
Jones Lang LaSalle, Inc.	48,206	4,052,678
		23,026,743
Thrifts & Mortgage Finance - 0.3%
Fannie Mae	69,600	2,674,032
TOTAL FINANCIALS		103,340,327
HEALTH CARE - 10.0%
Biotechnology - 6.7%
Biogen Idec, Inc. (a)	824,961	61,146,108
Genentech, Inc. (a)	139,447	10,632,834
		71,778,942
Health Care Providers & Services - 0.8%
VCA Antech, Inc. (a)	216,162	8,869,127
Life Sciences Tools & Services - 0.6%
PerkinElmer, Inc.	103,400	2,820,752
Techne Corp. (a)	54,502	3,550,805
		6,371,557
Pharmaceuticals - 1.9%
Elan Corp. PLC sponsored ADR (a)	614,500	14,151,935
Merck & Co., Inc.	64,600	3,834,656
Schering-Plough Corp.	49,700	1,555,610
		19,542,201
TOTAL HEALTH CARE		106,561,827
INDUSTRIALS - 25.6%
Aerospace & Defense - 2.1%
Precision Castparts Corp.	66,800	9,842,312
Raytheon Co.	100,400	6,209,740
Spirit AeroSystems Holdings, Inc. Class A	188,800	6,598,560
		22,650,612
Airlines - 8.9%
AMR Corp. (a)	1,799,400	38,111,292
Continental Airlines, Inc. Class B (a)	711,800	20,037,170
Ryanair Holdings PLC sponsored ADR (a)	288,500	11,704,445
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - continued
UAL Corp. (a)	377,800	$ 15,467,132
US Airways Group, Inc. (a)	461,100	9,577,047
		94,897,086
Electrical Equipment - 7.1%
ABB Ltd. sponsored ADR	596,800	17,533,984
Alstom SA	222,400	49,835,404
Schneider Electric SA	58,247	8,127,563
		75,496,951
Machinery - 3.1%
Cummins, Inc.	131,117	15,327,577
Deere & Co.	92,640	15,915,552
Kubota Corp.	214,000	1,594,075
		32,837,204
Road & Rail - 4.4%
Burlington Northern Santa Fe Corp.	124,600	10,406,592
Hertz Global Holdings, Inc.	563,900	10,770,490
Norfolk Southern Corp.	185,300	9,489,213
Union Pacific Corp.	135,200	17,054,128
		47,720,423
TOTAL INDUSTRIALS		273,602,276
INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 3.9%
Cisco Systems, Inc. (a)	293,586	8,226,280
Harris Corp.	112,902	7,086,859
Nokia Corp. sponsored ADR	246,100	9,679,113
Research In Motion Ltd. (a)	143,600	16,344,552
		41,336,804
Computers & Peripherals - 2.1%
Apple, Inc. (a)	124,000	22,595,280
Internet Software & Services - 2.8%
DealerTrack Holdings, Inc. (a)	253,595	10,787,931
Equinix, Inc. (a)	16,517	1,719,585
Google, Inc. Class A (sub. vtg.) (a)	25,500	17,671,500
		30,179,016
Semiconductors & Semiconductor Equipment - 0.1%
Skyworks Solutions, Inc. (a)	49,700	451,276
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 0.5%
Microsoft Corp.	159,000	$ 5,342,400
TOTAL INFORMATION TECHNOLOGY		99,904,776
MATERIALS - 9.3%
Chemicals - 7.0%
Airgas, Inc.	49,147	2,431,794
Ecolab, Inc.	23,749	1,137,577
International Flavors & Fragrances, Inc.	44,871	2,249,832
Monsanto Co.	573,900	57,028,443
Syngenta AG sponsored ADR	239,700	11,877,135
		74,724,781
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	83,100	3,730,359
Metals & Mining - 1.9%
Allegheny Technologies, Inc.	55,494	5,424,539
Freeport-McMoRan Copper & Gold, Inc. Class B	114,708	11,348,062
Titanium Metals Corp.	123,263	3,657,213
		20,429,814
TOTAL MATERIALS		98,884,954
TELECOMMUNICATION SERVICES - 9.4%
Diversified Telecommunication Services - 4.2%
Cbeyond, Inc. (a)	129,111	5,341,322
Qwest Communications International, Inc. (a)	3,870,100	25,658,763
Verizon Communications, Inc.	309,100	13,356,211
		44,356,296
Wireless Telecommunication Services - 5.2%
America Movil SAB de CV Series L sponsored ADR	129,200	7,966,472
American Tower Corp. Class A (a)	511,000	23,270,940
Centennial Communications Corp. Class A (a)	396,135	3,525,602
Millicom International Cellular SA (a)	29,800	3,554,544
NII Holdings, Inc. (a)	234,551	12,937,833
Vodafone Group PLC sponsored ADR	119,300	4,443,925
		55,699,316
TOTAL TELECOMMUNICATION SERVICES		100,055,612
Common Stocks - continued
	Shares	Value
UTILITIES - 1.9%
Electric Utilities - 0.4%
Duke Energy Corp.	99,300	$ 1,965,147
Progress Energy, Inc.	59,600	2,909,672
		4,874,819
Gas Utilities - 0.4%
Questar Corp.	79,298	4,238,478
Independent Power Producers & Energy Traders - 1.1%
EDF Energies Nouvelles SA	123,204	9,769,078
International Power PLC	191,507	1,804,953
		11,574,031
TOTAL UTILITIES		20,687,328
TOTAL COMMON STOCKS (Cost $958,370,407)		1,056,234,031
Nonconvertible Bonds - 0.0%
	Principal Amount
INDUSTRIALS - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc.:
7.7% 12/15/49 (a)	$ 1,320,000	82,500
7.9% 12/15/09 (a)	350,000	22,750
8.3% 12/15/29 (a)	3,740,000	243,100
9% 5/15/16 (a)	433,000	27,063
9.75% 5/15/21 (a)	230,000	14,375
10% 8/15/08 (a)	700,000	45,500
10.375% 2/1/11 (a)	350,000	21,875
		457,163
TOTAL NONCONVERTIBLE BONDS (Cost $208,274)		457,163
Money Market Funds - 5.0%
	Shares	Value
Fidelity Cash Central Fund, 4.73% (b) (Cost $53,209,480)	53,209,480	$ 53,209,480
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $1,011,788,161)		1,109,900,674
NET OTHER ASSETS - (4.0)%		(43,089,551)
NET ASSETS - 100%		$ 1,066,811,123
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,281,002
Fidelity Securities Lending Cash Central Fund	322,669
Total	$ 2,603,671
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.6%
France	9.4%
Ireland	2.8%
Switzerland	2.7%
Netherlands Antilles	1.7%
Canada	1.5%
Italy	1.2%
United Kingdom	1.0%
Others (individually less than 1%)	3.1%
100.0%
Income Tax Information
At November 30, 2007, the fund had a capital loss carryforward of approximately $57,023,447 of which $22,686,208 and $34,337,239 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $958,578,681)	$ 1,056,691,194
Fidelity Central Funds (cost $53,209,480)	53,209,480
Total Investments (cost $1,011,788,161)		$ 1,109,900,674
Receivable for investments sold		21,361,866
Receivable for fund shares sold		3,072,773
Dividends receivable		572,796
Distributions receivable from Fidelity Central Funds		388,128
Other receivables		7,066
Total assets		1,135,303,303

Liabilities
Payable to custodian bank	$ 7
Payable for investments purchased	65,105,300
Payable for fund shares redeemed	1,857,661
Accrued management fee	484,853
Distribution fees payable	384,869
Other affiliated payables	254,981
Other payables and accrued expenses	404,509
Total liabilities		68,492,180

Net Assets		$ 1,066,811,123
Net Assets consist of:
Paid in capital		$ 1,026,271,716
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(57,567,013)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		98,106,420
Net Assets		$ 1,066,811,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($417,442,379 ÷ 20,079,006 shares)	$ 20.79

Maximum offering price per share (100/94.25 of $20.79)	$ 22.06
Class T: Net Asset Value and redemption price per share ($301,520,914 ÷ 14,764,171 shares)	$ 20.42

Maximum offering price per share (100/96.50 of $20.42)	$ 21.16
Class B: Net Asset Value and offering price per share ($60,846,436 ÷ 3,079,126 shares)A	$ 19.76

Class C: Net Asset Value and offering price per share ($152,513,997 ÷ 7,694,891 shares)A	$ 19.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($134,487,397 ÷ 6,331,610 shares)	$ 21.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2007

Investment Income
Dividends		$ 8,510,411
Interest		2,084
Income from Fidelity Central Funds		2,603,671
Total income		11,116,166

Expenses
Management fee	$ 4,858,430
Transfer agent fees	2,300,132
Distribution fees	4,089,141
Accounting and security lending fees	309,060
Custodian fees and expenses	74,482
Independent trustees' compensation	2,826
Registration fees	181,284
Audit	50,753
Legal	6,651
Miscellaneous	390,705
Total expenses before reductions	12,263,464
Expense reductions	(80,144)	12,183,320
Net investment income (loss)		(1,067,154)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,521,277
Foreign currency transactions	(28,815)
Total net realized gain (loss)		56,492,462
Change in net unrealized appreciation (depreciation) on: Investment securities	41,355,453
Assets and liabilities in foreign currencies	(4,239)
Total change in net unrealized appreciation (depreciation)		41,351,214
Net gain (loss)		97,843,676
Net increase (decrease) in net assets resulting from operations		$ 96,776,522

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,067,154)	$ (847,296)
Net realized gain (loss)	56,492,462	23,372,354
Change in net unrealized appreciation (depreciation)	41,351,214	25,586,280
Net increase (decrease) in net assets resulting from operations	96,776,522	48,111,338
Share transactions - net increase (decrease)	391,691,481	255,729,763
Total increase (decrease) in net assets	488,468,003	303,841,101

Net Assets
Beginning of period	578,343,120	274,502,019
End of period	$ 1,066,811,123	$ 578,343,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.41	$ 16.27	$ 13.33	$ 13.02	$ 11.15
Income from Investment Operations
Net investment income (loss) C	.02	.02	(.05) F	(.13) G, I	(.04)
Net realized and unrealized gain (loss)	2.36	2.12	2.99	.44	1.99
Total from investment operations	2.38	2.14	2.94	.31	1.95
Distributions from net investment income	-	-	-	-	(.08)
Net asset value, end of period	$ 20.79	$ 18.41	$ 16.27	$ 13.33	$ 13.02
Total Return A, B	12.93%	13.15%	22.06%	2.38%	17.64%
Ratios to Average Net Assets D, H
Expenses before reductions	1.20%	1.23%	1.32%	1.38%	1.37%
Expenses net of fee waivers, if any	1.20%	1.23%	1.29%	1.38%	1.37%
Expenses net of all reductions	1.19%	1.20%	1.22%	1.30%	1.18%
Net investment income (loss)	.08%	.09%	(.32)% F	(1.00)% G, I	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 417,442	$ 167,868	$ 44,542	$ 29,251	$ 33,954
Portfolio turnover rate E	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.13	$ 16.06	$ 13.19	$ 12.91	$ 11.07
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	(.08) F	(.16) G, I	(.07)
Net realized and unrealized gain (loss)	2.32	2.10	2.95	.44	1.98
Total from investment operations	2.29	2.07	2.87	.28	1.91
Distributions from net investment income	-	-	-	-	(.07)
Net asset value, end of period	$ 20.42	$ 18.13	$ 16.06	$ 13.19	$ 12.91
Total Return A, B	12.63%	12.89%	21.76%	2.17%	17.39%
Ratios to Average Net Assets D, H
Expenses before reductions	1.43%	1.47%	1.56%	1.59%	1.62%
Expenses net of fee waivers, if any	1.43%	1.47%	1.54%	1.59%	1.62%
Expenses net of all reductions	1.42%	1.45%	1.47%	1.52%	1.43%
Net investment income (loss)	(.15)%	(.15)%	(.57)% F	(1.21)% G, I	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 301,521	$ 224,550	$ 128,795	$ 146,833	$ 200,870
Portfolio turnover rate E	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.23)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.64	$ 15.71	$ 12.97	$ 12.76	$ 10.93
Income from Investment Operations
Net investment income (loss) C	(.13)	(.11)	(.15) F	(.23) G, I	(.13)
Net realized and unrealized gain (loss)	2.25	2.04	2.89	.44	1.96
Total from investment operations	2.12	1.93	2.74	.21	1.83
Net asset value, end of period	$ 19.76	$ 17.64	$ 15.71	$ 12.97	$ 12.76
Total Return A, B	12.02%	12.29%	21.13%	1.65%	16.74%
Ratios to Average Net Assets D, H
Expenses before reductions	1.98%	2.01%	2.07%	2.18%	2.15%
Expenses net of fee waivers, if any	1.98%	2.00%	2.05%	2.18%	2.15%
Expenses net of all reductions	1.98%	1.97%	1.98%	2.10%	1.97%
Net investment income (loss)	(.70)%	(.68)%	(1.08)% F	(1.80)% G, I	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,846	$ 66,973	$ 58,279	$ 63,970	$ 76,327
Portfolio turnover rate E	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Investment income per share reflects in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.82)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 15.74	$ 12.99	$ 12.78	$ 10.94
Income from Investment Operations
Net investment income (loss) C	(.12)	(.11)	(.15) F	(.21) G, I	(.12)
Net realized and unrealized gain (loss)	2.26	2.05	2.90	.42	1.97
Total from investment operations	2.14	1.94	2.75	.21	1.85
Distributions from net investment income	-	-	-	-	(.01)
Net asset value, end of period	$ 19.82	$ 17.68	$ 15.74	$ 12.99	$ 12.78
Total Return A, B	12.10%	12.33%	21.17%	1.64%	16.93%
Ratios to Average Net Assets D, H
Expenses before reductions	1.93%	1.97%	2.06%	2.08%	2.04%
Expenses net of fee waivers, if any	1.93%	1.97%	2.03%	2.08%	2.04%
Expenses net of all reductions	1.92%	1.95%	1.97%	2.00%	1.86%
Net investment income (loss)	(.65)%	(.66)%	(1.07)% F	(1.70)% G, I	(1.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,514	$ 80,758	$ 41,059	$ 42,171	$ 54,362
Portfolio turnover rate E	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (1.28)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (1.72)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.75	$ 16.51	$ 13.48	$ 13.12	$ 11.24
Income from Investment Operations
Net investment income (loss) B	.09	.08	(.01) E	(.08) F, H	.01
Net realized and unrealized gain (loss)	2.40	2.16	3.04	.44	2.00
Total from investment operations	2.49	2.24	3.03	.36	2.01
Distributions from net investment income	-	-	-	-	(.13)
Net asset value, end of period	$ 21.24	$ 18.75	$ 16.51	$ 13.48	$ 13.12
Total Return A	13.28%	13.57%	22.48%	2.74%	18.14%
Ratios to Average Net Assets C, G
Expenses before reductions	.86%	.84%	1.01%	1.02%	.99%
Expenses net of fee waivers, if any	.86%	.84%	1.01%	1.02%	.99%
Expenses net of all reductions	.85%	.82%	.94%	.94%	.80%
Net investment income (loss)	.42%	.47%	(.05)% E	(.64)% F, H	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,487	$ 38,194	$ 1,827	$ 2,755	$ 2,807
Portfolio turnover rate D	139%	150%	204%	201%	300%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.26)%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Dynamic Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 152,362,936
Unrealized depreciation	(54,800,082)
Net unrealized appreciation (depreciation)	97,562,854
Capital loss carryforward	(57,023,447)

Cost for federal income tax purposes	$ 1,012,337,820

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,549,440,424 and $1,151,417,254, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on October 17, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on November 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (October, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 762,359	$ 227,577
Class T	.25%	.25%	1,442,592	95,985
Class B	.75%	.25%	659,496	494,944
Class C	.75%	.25%	1,224,694	578,691
			$ 4,089,141	$ 1,397,197

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 353,532
Class T	81,101
Class B*	76,837
Class C*	24,000
$ 535,470

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 857,284.28
Class T	748,642.26
Class B	203,195.31
Class C	324,925.26
Institutional Class	166,086.19
	$ 2,300,132

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,866 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,584 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $322,669.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $45,231 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8,100. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 14,599
Class T	4,380
Institutional Class	989
$ 19,968

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	14,797,656	7,635,666	$ 293,134,757	$ 133,057,257
Shares redeemed	(3,837,331)	(1,254,850)	(76,393,600)	(21,847,444)
Net increase (decrease)	10,960,325	6,380,816	$ 216,741,157	$ 111,209,813
Class T
Shares sold	6,911,633	7,199,074	$ 132,869,347	$ 123,641,590
Shares redeemed	(4,535,975)	(2,831,864)	(89,392,867)	(48,504,196)
Net increase (decrease)	2,375,658	4,367,210	$ 43,476,480	$ 75,137,394
Class B
Shares sold	1,061,975	1,184,890	$ 19,896,785	$ 19,845,362
Shares redeemed	(1,780,150)	(1,097,944)	(33,592,760)	(18,407,223)
Net increase (decrease)	(718,175)	86,946	$ (13,695,975)	$ 1,438,139
Class C
Shares sold	4,480,357	2,724,921	$ 84,722,118	$ 45,658,368
Shares redeemed	(1,352,976)	(765,881)	(25,703,869)	(12,831,566)
Net increase (decrease)	3,127,381	1,959,040	$ 59,018,249	$ 32,826,802
Institutional Class
Shares sold	5,431,205	2,549,623	$ 109,355,325	$ 45,974,639
Shares redeemed	(1,137,002)	(622,903)	(23,203,755)	(10,857,024)
Net increase (decrease)	4,294,203	1,926,720	$ 86,151,570	$ 35,117,615

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Dynamic Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Dynamic Capital Appreciation. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Dynamic Capital Appreciation. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Dynamic Capital Appreciation. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Dynamic Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dynamic Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 17, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 2

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dynamic Capital Appreciation Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	309,145,872.60	67.308
Against	108,697,508.97	23.666
Abstain	28,204,612.24	6.140
Uninstructed	13,253,637.65	2.886
TOTAL	459,301,631.46	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dynamic Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Dynamic Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Dynamic Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ARGI-UANN-0108
1.786678.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

At a shareholder meeting of Fidelity® Advisor Equity Growth Fund held on October 17, 2007, the proposal to approve a new management contract for the fund did not receive the vote required for approval. As a result, the current management contract will remain in effect for the fund.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.43%	10.70%	5.66%
Class T (incl. 3.50% sales charge)	20.04%	11.02%	5.71%
Class B (incl. contingent deferred sales charge) A	18.64%	10.87%	5.71%
Class C (incl. contingent deferred sales charge) B	22.66%	11.15%	5.48%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Class T on November 30, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Equity Growth Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares were up 24.59%, 24.39%, 23.64% and 23.66%, respectively (excluding sales charges), compared with a 12.04% gain for the Russell 3000® Growth Index during the past year. The fund's sizable outperformance was driven entirely by favorable stock selection, with the best results coming from some of the fund's largest individual positions, among them Research In Motion, the Canada-based wireless messaging leader; ABB, the Swiss maker of power transmission and distribution equipment; and McDermott International, the U.S. engineering and construction firm. The fund's big stakes in biotechnology firm Biogen Idec and data storage leader EMC also helped. Performance versus the benchmark slipped some as a result of not owning big enough positions in some of the index's strongest performers, such as consumer electronics giant Apple and software behemoth Microsoft, as well as from a large position in semiconductor chip maker Broadcom, which fell victim to the inventory correction in that volatile space.

The fund's Institutional Class shares were up 25.06% during the year, compared with a 12.04% gain for the Russell 3000® Growth Index. The fund's sizable outperformance was driven entirely by favorable stock selection, with the best results coming from some of the fund's largest individual positions, among them Research In Motion, the Canada-based wireless messaging leader; ABB, the Swiss maker of power transmission and distribution equipment; and McDermott International, the U.S. engineering and construction firm. The fund's big stakes in biotechnology firm Biogen Idec and data storage leader EMC also helped. Performance versus the benchmark slipped some as a result of not owning big enough positions in some of the index's strongest performers, such as consumer electronics giant Apple and software behemoth Microsoft, as well as from a large position in semiconductor chip maker Broadcom, which fell victim to the inventory correction in that volatile space.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,131.40	$ 6.14
Hypothetical A	$ 1,000.00	$ 1,019.30	$ 5.82
Class T
Actual	$ 1,000.00	$ 1,130.40	$ 7.10
Hypothetical A	$ 1,000.00	$ 1,018.40	$ 6.73
Class B
Actual	$ 1,000.00	$ 1,127.00	$ 10.29
Hypothetical A	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 1,127.30	$ 10.19
Hypothetical A	$ 1,000.00	$ 1,015.49	$ 9.65
Institutional Class
Actual	$ 1,000.00	$ 1,133.40	$ 4.33
Hypothetical A	$ 1,000.00	$ 1,021.01	$ 4.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.15%
Class T	1.33%
Class B	1.93%
Class C	1.91%
Institutional Class	.81%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. sponsored ADR	5.6	1.5
EMC Corp.	5.3	4.2
Berkshire Hathaway, Inc. Class B	4.6	0.0
Procter & Gamble Co.	4.4	0.7
Schlumberger Ltd. (NY Shares)	3.2	1.0
Broadcom Corp. Class A	3.0	2.0
Cisco Systems, Inc.	2.9	3.0
ABB Ltd. sponsored ADR	2.9	2.8
Applied Materials, Inc.	2.5	0.0
Merck & Co., Inc.	2.4	2.4
	36.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.2	37.7
Health Care	13.3	17.3
Industrials	11.9	10.6
Financials	11.7	10.3
Energy	10.6	8.2
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 98.6%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	27.0%	** Foreign investments	23.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 2.8%
Hotels, Restaurants & Leisure - 1.9%
BJ's Restaurants, Inc. (a)	137,008	$ 2,437
McDonald's Corp.	1,602,663	93,708
Starbucks Corp. (a)	967,446	22,629
		118,774
Household Durables - 0.2%
TomTom Group BV	117,400	11,129
Leisure Equipment & Products - 0.1%
Nikon Corp.	262,000	8,211
Media - 0.3%
National CineMedia, Inc.	659,714	18,261
Specialty Retail - 0.3%
DSW, Inc. Class A (a)(d)	697,342	15,683
TOTAL CONSUMER DISCRETIONARY		172,058
CONSUMER STAPLES - 8.4%
Beverages - 0.6%
PepsiCo, Inc.	456,356	35,222
Food & Staples Retailing - 0.8%
CVS Caremark Corp.	1,169,715	46,894
Food Products - 1.0%
Nestle SA sponsored ADR	515,100	61,503
Household Products - 6.0%
Colgate-Palmolive Co.	1,222,537	97,901
Procter & Gamble Co.	3,639,482	269,322
		367,223
TOTAL CONSUMER STAPLES		510,842
ENERGY - 10.6%
Energy Equipment & Services - 4.1%
Cameron International Corp. (a)	155,250	14,474
FMC Technologies, Inc. (a)	256,250	14,242
National Oilwell Varco, Inc. (a)	401,652	27,373
Schlumberger Ltd. (NY Shares)	2,060,802	192,582
		248,671
Oil, Gas & Consumable Fuels - 6.5%
Chesapeake Energy Corp.	857,809	32,468
Denbury Resources, Inc. (a)	887,196	47,305
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EnCana Corp.	171,900	$ 11,158
Energy Transfer Equity LP	172,100	5,939
Enterprise Products Partners LP	353,500	11,050
EOG Resources, Inc.	561,769	46,503
OAO Gazprom sponsored ADR	818,025	43,355
Petroleo Brasileiro SA - Petrobras sponsored ADR	181,400	17,469
Ultra Petroleum Corp. (a)	899,782	58,396
Valero Energy Corp.	952,500	61,979
Williams Companies, Inc.	1,798,353	62,421
		398,043
TOTAL ENERGY		646,714
FINANCIALS - 11.7%
Capital Markets - 3.6%
Charles Schwab Corp.	4,002,928	97,311
Janus Capital Group, Inc.	872,600	29,293
Northern Trust Corp.	398,500	32,275
T. Rowe Price Group, Inc.	1,018,465	62,615
		221,494
Commercial Banks - 0.4%
East West Bancorp, Inc.	312,360	8,418
UCBH Holdings, Inc.	792,600	12,745
		21,163
Diversified Financial Services - 0.3%
Bovespa Holding SA	371,000	7,011
CME Group, Inc.	20,700	13,633
		20,644
Insurance - 7.3%
AFLAC, Inc.	560,700	35,122
Berkshire Hathaway, Inc.:
Class A (a)	231	32,363
Class B (a)	60,709	284,725
MBIA, Inc.	330,800	12,078
Principal Financial Group, Inc.	501,225	32,825
Prudential Financial, Inc.	302,600	28,487
Willis Group Holdings Ltd.	571,564	22,828
		448,428
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp.	437,750	$ 4,736
TOTAL FINANCIALS		716,465
HEALTH CARE - 13.3%
Biotechnology - 3.9%
Acorda Therapeutics, Inc. (a)	913,067	17,083
Altus Pharmaceuticals, Inc. (a)(d)	881,940	9,340
Biogen Idec, Inc. (a)	1,543,433	114,399
CSL Ltd.	1,405,302	43,287
Gilead Sciences, Inc. (a)	1,100,416	51,213
		235,322
Health Care Equipment & Supplies - 4.1%
Alcon, Inc.	204,500	28,454
ArthroCare Corp. (a)	210,438	11,391
Becton, Dickinson & Co.	622,700	51,516
C.R. Bard, Inc.	401,000	33,897
Cochlear Ltd.	254,905	16,980
DENTSPLY International, Inc.	668,486	28,598
Medtronic, Inc.	1,200,700	61,056
Sirona Dental Systems, Inc. (a)(d)	612,460	16,573
		248,465
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc.	59,200	1,960
Henry Schein, Inc. (a)	714,009	42,234
Medco Health Solutions, Inc. (a)	314,000	31,397
VCA Antech, Inc. (a)	127,798	5,244
		80,835
Life Sciences Tools & Services - 1.1%
Charles River Laboratories International, Inc. (a)	101,792	6,467
Covance, Inc. (a)	714,222	62,373
		68,840
Pharmaceuticals - 2.9%
Allergan, Inc.	444,900	29,826
Merck & Co., Inc.	2,505,700	148,738
		178,564
TOTAL HEALTH CARE		812,026
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 11.9%
Aerospace & Defense - 1.0%
General Dynamics Corp.	702,500	$ 62,368
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	103,240	5,322
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR (a)	266,300	10,804
Commercial Services & Supplies - 0.1%
Corrections Corp. of America (a)	278,700	8,503
Construction & Engineering - 2.7%
Fluor Corp.	398,500	58,647
Foster Wheeler Ltd. (a)	226,900	33,808
Jacobs Engineering Group, Inc. (a)	480,300	40,235
KBR, Inc.	806,921	32,132
		164,822
Electrical Equipment - 4.9%
ABB Ltd. sponsored ADR	6,039,600	177,443
Alstom SA	188,573	42,255
Cooper Industries Ltd. Class A	219,400	11,018
Gamesa Corporacion Tecnologica, SA	87,800	3,984
GrafTech International Ltd. (a)	173,435	2,787
Q-Cells AG (a)	69,050	9,730
Vestas Wind Systems AS (a)	552,200	52,428
		299,645
Industrial Conglomerates - 2.1%
Global Consumer Acquisition Corp. unit	395,600	3,881
McDermott International, Inc. (a)	2,396,750	125,350
		129,231
Machinery - 0.8%
IDEX Corp.	73,450	2,622
Sulzer AG (Reg.)	30,985	46,726
		49,348
TOTAL INDUSTRIALS		730,043
INFORMATION TECHNOLOGY - 36.2%
Communications Equipment - 12.2%
Cisco Systems, Inc. (a)	6,360,000	178,207
Corning, Inc.	4,310,200	104,695
Harris Corp.	473,300	29,709
Nice Systems Ltd. sponsored ADR (a)	580,010	18,897
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Nokia Corp. sponsored ADR	8,592,900	$ 337,958
Research In Motion Ltd. (a)	644,950	73,408
		742,874
Computers & Peripherals - 5.3%
EMC Corp. (a)	16,847,151	324,645
Electronic Equipment & Instruments - 1.0%
Amphenol Corp. Class A	1,349,036	58,481
Internet Software & Services - 3.6%
Akamai Technologies, Inc. (a)	169,400	6,447
eBay, Inc. (a)	1,069,059	35,846
Google, Inc. Class A (sub. vtg.) (a)	119,457	82,784
Omniture, Inc. (a)	535,594	15,216
The Knot, Inc. (a)	309,139	4,081
VeriSign, Inc. (d)	1,870,236	76,493
		220,867
IT Services - 5.4%
Cognizant Technology Solutions Corp. Class A (a)	1,932,238	60,093
ExlService Holdings, Inc.	715,259	17,145
Infosys Technologies Ltd.	827,008	33,534
Infosys Technologies Ltd. sponsored ADR	460,800	19,423
Mastercard, Inc. Class A	238,700	47,895
The Western Union Co.	6,134,276	138,635
WNS Holdings Ltd. ADR (a)	713,500	13,621
		330,346
Semiconductors & Semiconductor Equipment - 5.8%
Applied Materials, Inc.	8,229,561	154,963
Broadcom Corp. Class A (a)	6,831,934	182,686
MediaTek, Inc.	1,484,150	19,313
		356,962
Software - 2.9%
Activision, Inc. (a)	1,869,111	41,401
Electronic Arts, Inc. (a)	540,513	30,371
Nintendo Co. Ltd.	119,400	72,691
Red Hat, Inc. (a)	701,516	14,044
Salesforce.com, Inc. (a)	314,000	17,813
		176,320
TOTAL INFORMATION TECHNOLOGY		2,210,495
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 1.8%
Chemicals - 1.8%
Albemarle Corp.	556,936	$ 24,583
Monsanto Co.	507,558	50,436
The Mosaic Co. (a)	535,690	37,043
		112,062
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
America Movil SAB de CV Series L sponsored ADR	366,100	22,574
UTILITIES - 1.5%
Electric Utilities - 0.8%
Allegheny Energy, Inc.	415,580	25,246
Entergy Corp.	211,300	25,259
		50,505
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	140,380	14,067
Dynegy, Inc. Class A (a)	3,889,998	29,603
		43,670
TOTAL UTILITIES		94,175
TOTAL COMMON STOCKS (Cost $5,231,298)		6,027,454
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 4.73% (b)	275,887,640	275,888
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	9,380,775	9,381
TOTAL MONEY MARKET FUNDS (Cost $285,269)		285,269
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $5,516,567)		6,312,723
NET OTHER ASSETS - (3.3)%		(199,603)
NET ASSETS - 100%		$ 6,113,120
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 3,152
Fidelity Securities Lending Cash Central Fund	1,738
Total	$ 4,890
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	73.0%
Finland	5.6%
Switzerland	5.2%
Netherlands Antilles	3.2%
Canada	2.3%
Panama	2.0%
Japan	1.3%
Bermuda	1.1%
Australia	1.0%
Others (individually less than 1%)	5.3%
100.0%
Income Tax Information
At November 30, 2007, the fund had a capital loss carryforward of approximately $749,360,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $9,257) - See accompanying schedule: Unaffiliated issuers (cost $5,231,298)	$ 6,027,454
Fidelity Central Funds (cost $285,269)	285,269
Total Investments (cost $5,516,567)		$ 6,312,723
Cash		881
Receivable for investments sold		138,023
Receivable for fund shares sold		4,860
Dividends receivable		5,347
Distributions receivable from Fidelity Central Funds		460
Other receivables		409
Total assets		6,462,703

Liabilities
Payable for investments purchased	$ 117,136
Payable for fund shares redeemed	215,423
Accrued management fee	2,946
Distribution fees payable	1,986
Other affiliated payables	1,302
Other payables and accrued expenses	1,409
Collateral on securities loaned, at value	9,381
Total liabilities		349,583

Net Assets		$ 6,113,120
Net Assets consist of:
Paid in capital		$ 6,075,347
Undistributed net investment income		121
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(758,502)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		796,154
Net Assets		$ 6,113,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,231,538 ÷ 19,169.7 shares)	$ 64.24

Maximum offering price per share (100/94.25 of $64.24)	$ 68.16
Class T: Net Asset Value and redemption price per share ($2,786,136 ÷ 43,432.3 shares)	$ 64.15

Maximum offering price per share (100/96.50 of $64.15)	$ 66.48
Class B: Net Asset Value and offering price per share ($286,797 ÷ 4,822.6 shares)A	$ 59.47

Class C: Net Asset Value and offering price per share ($313,117 ÷ 5,183.6 shares)A	$ 60.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,495,532 ÷ 21,926.0 shares)	$ 68.21

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 49,966
Interest		114
Income from Fidelity Central Funds		4,890
Total income		54,970

Expenses
Management fee	$ 33,790
Transfer agent fees	13,819
Distribution fees	23,714
Accounting and security lending fees	1,159
Custodian fees and expenses	207
Independent trustees' compensation	20
Appreciation in deferred trustee compensation account	1
Registration fees	145
Audit	96
Legal	71
Interest	218
Miscellaneous	1,271
Total expenses before reductions	74,511
Expense reductions	(554)	73,957
Net investment income (loss)		(18,987)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,005,287
Foreign currency transactions	358
Total net realized gain (loss)		1,005,645
Change in net unrealized appreciation (depreciation) on: Investment securities	327,835
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		327,830
Net gain (loss)		1,333,475
Net increase (decrease) in net assets resulting from operations		$ 1,314,488

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (18,987)	$ 4,758
Net realized gain (loss)	1,005,645	579,506
Change in net unrealized appreciation (depreciation)	327,830	(154,681)
Net increase (decrease) in net assets resulting from operations	1,314,488	429,583
Distributions to shareholders from net investment income	(5,369)	-
Share transactions - net increase (decrease)	(1,477,717)	(1,777,266)
Total increase (decrease) in net assets	(168,598)	(1,347,683)

Net Assets
Beginning of period	6,281,718	7,629,401
End of period (including undistributed net investment income of $121 and undistributed net investment income of $4,386, respectively)	$ 6,113,120	$ 6,281,718

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 51.56	$ 48.04	$ 44.21	$ 43.05	$ 36.42
Income from Investment Operations
Net investment income (loss) C	(.13)	.10	(.06)	- F, H	(.06)
Net realized and unrealized gain (loss)	12.81	3.42	3.89	1.16	6.69
Total from investment operations	12.68	3.52	3.83	1.16	6.63
Net asset value, end of period	$ 64.24	$ 51.56	$ 48.04	$ 44.21	$ 43.05
Total Return A, B	24.59%	7.33%	8.66%	2.69%	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	1.14%	1.13%	1.14%	1.15%	1.18%
Expenses net of fee waivers, if any	1.14%	1.13%	1.14%	1.15%	1.18%
Expenses net of all reductions	1.13%	1.11%	1.10%	1.11%	1.14%
Net investment income (loss)	(.22)%	.20%	(.14)%	.01%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,232	$ 1,183	$ 1,386	$ 1,127	$ 770
Portfolio turnover rate E	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 51.57	$ 48.15	$ 44.39	$ 43.31	$ 36.71
Income from Investment Operations
Net investment income (loss) C	(.23)	.01	(.15)	(.08) F	(.13)
Net realized and unrealized gain (loss)	12.81	3.41	3.91	1.16	6.73
Total from investment operations	12.58	3.42	3.76	1.08	6.60
Net asset value, end of period	$ 64.15	$ 51.57	$ 48.15	$ 44.39	$ 43.31
Total Return A, B	24.39%	7.10%	8.47%	2.49%	17.98%
Ratios to Average Net Assets D, G
Expenses before reductions	1.32%	1.31%	1.33%	1.33%	1.36%
Expenses net of fee waivers, if any	1.32%	1.31%	1.33%	1.33%	1.36%
Expenses net of all reductions	1.31%	1.29%	1.29%	1.30%	1.32%
Net investment income (loss)	(.40)%	.02%	(.34)%	(.18)%	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,786	$ 3,001	$ 3,858	$ 5,055	$ 5,425
Portfolio turnover rate E	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.12 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 48.10	$ 45.19	$ 41.91	$ 41.15	$ 35.08
Income from Investment Operations
Net investment income (loss) C	(.52)	(.28)	(.41)	(.33) F	(.33)
Net realized and unrealized gain (loss)	11.89	3.19	3.69	1.09	6.40
Total from investment operations	11.37	2.91	3.28	.76	6.07
Net asset value, end of period	$ 59.47	$ 48.10	$ 45.19	$ 41.91	$ 41.15
Total Return A, B	23.64%	6.44%	7.83%	1.85%	17.30%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.94%	1.96%	2.02%	2.03%
Expenses net of fee waivers, if any	1.92%	1.94%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.91%	1.93%	1.91%	1.92%	1.91%
Net investment income (loss)	(1.01)%	(.62)%	(.96)%	(.80)%	(.94)%
Supplemental Data
Net assets, end of period (in millions)	$ 287	$ 457	$ 766	$ 1,027	$ 1,205
Portfolio turnover rate E	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 48.85	$ 45.88	$ 42.55	$ 41.77	$ 35.61
Income from Investment Operations
Net investment income (loss) C	(.53)	(.27)	(.41)	(.33) F	(.34)
Net realized and unrealized gain (loss)	12.09	3.24	3.74	1.11	6.50
Total from investment operations	11.56	2.97	3.33	.78	6.16
Net asset value, end of period	$ 60.41	$ 48.85	$ 45.88	$ 42.55	$ 41.77
Total Return A, B	23.66%	6.47%	7.83%	1.87%	17.30%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.92%	1.94%	1.93%	1.94%
Expenses net of fee waivers, if any	1.90%	1.92%	1.94%	1.93%	1.94%
Expenses net of all reductions	1.89%	1.90%	1.90%	1.90%	1.90%
Net investment income (loss)	(.99)%	(.59)%	(.95)%	(.78)%	(.93)%
Supplemental Data
Net assets, end of period (in millions)	$ 313	$ 299	$ 365	$ 481	$ 547
Portfolio turnover rate E	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 54.76	$ 50.86	$ 46.63	$ 45.24	$ 38.11
Income from Investment Operations
Net investment income (loss) B	.08	.28	.10	.18 E	.10
Net realized and unrealized gain (loss)	13.59	3.62	4.13	1.21	7.03
Total from investment operations	13.67	3.90	4.23	1.39	7.13
Distributions from net investment income	(.22)	-	-	-	-
Net asset value, end of period	$ 68.21	$ 54.76	$ 50.86	$ 46.63	$ 45.24
Total Return A	25.06%	7.67%	9.07%	3.07%	18.71%
Ratios to Average Net Assets C, F
Expenses before reductions	.79%	.78%	.79%	.76%	.76%
Expenses net of fee waivers, if any	.79%	.78%	.79%	.76%	.76%
Expenses net of all reductions	.78%	.76%	.75%	.73%	.72%
Net investment income (loss)	.12%	.55%	.21%	.39%	.25%
Supplemental Data
Net assets, end of period (in millions)	$ 1,496	$ 1,341	$ 1,255	$ 2,692	$ 2,417
Portfolio turnover rate D	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.12 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 984,789
Unrealized depreciation	(197,441)
Net unrealized appreciation (depreciation)	787,348
Capital loss carryforward	(749,360)

Cost for federal income tax purposes	$ 5,525,375

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 5,369	$ -

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,698,625 and $8,093,783, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

In December 2006, the Board of Trustees approved a new management contract, subject to shareholder approval, to add a performance adjustment to the management fee. The proposal did not receive the number of votes required at the shareholder meeting on

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

October 17, 2007 and as a result no changes were made to the Fund's management contract.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,145	$ 106
Class T	.25%	.25%	14,210	157
Class B	.75%	.25%	3,462	2,600
Class C	.75%	.25%	2,897	128
			$ 23,714	$ 2,991

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 120
Class T	77
Class B*	464
Class C*	12
$ 673

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,566.28
Class T	5,975.21
Class B	1,054.31
Class C	849.29
Institutional Class	2,375.18
	$ 13,819

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $64 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 26,474	5.28%	$ 206

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund

Annual Report

7. Committed Line of Credit - continued

shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,738.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $15,574. The weighted average interest rate was 5.50%. The interest expense amounted to $12 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $270 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Expense Reductions - continued

cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 52
Class T	74
Class B	1
Class C	8
Institutional Class	22
$ 157

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity

Annual Report

11. Other - continued

mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Institutional Class	$ 5,369	$ -

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	8,712	13,052	$ 500,910	$ 637,341
Shares redeemed	(12,497)	(18,936)	(727,622)	(904,877)
Net increase (decrease)	(3,785)	(5,884)	$ (226,712)	$ (267,536)
Class T
Shares sold	7,822	8,731	$ 448,929	$ 428,215
Shares redeemed	(22,570)	(30,668)	(1,278,405)	(1,502,144)
Net increase (decrease)	(14,748)	(21,937)	$ (829,476)	$ (1,073,929)
Class B
Shares sold	347	377	$ 18,673	$ 17,319
Shares redeemed	(5,028)	(7,821)	(257,306)	(358,617)
Net increase (decrease)	(4,681)	(7,444)	$ (238,633)	$ (341,298)
Class C
Shares sold	681	559	$ 38,496	$ 26,049
Shares redeemed	(1,621)	(2,390)	(84,768)	(111,645)
Net increase (decrease)	(940)	(1,831)	$ (46,272)	$ (85,596)
Institutional Class
Shares sold	6,575	7,188	$ 396,636	$ 371,884
Reinvestment of distributions	80	-	4,443	-
Shares redeemed	(9,223)	(7,377)	(537,703)	(380,791)
Net increase (decrease)	(2,568)	(189)	$ (136,624)	$ (8,907)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2008

Annual Report

Trustees and Officers

Interested Trustees

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Equity Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Equity Growth. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Equity Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 17, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 3

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Growth Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	1,999,726,566.03	63.006
Against	1,046,681,665.54	32.978
Abstain	127,451,153.31	4.016
TOTAL	3,173,859,384.88	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPG-UANN-0108
1.786679.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Equity Growth

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

At a shareholder meeting of Fidelity® Advisor Equity Growth Fund held on October 17, 2007, the proposal to approve a new management contract for the fund did not receive the vote required for approval. As a result, the current management contract will remain in effect for the fund.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	25.06%	12.44%	6.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Institutional Class on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Equity Growth Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares were up 24.59%, 24.39%, 23.64% and 23.66%, respectively (excluding sales charges), compared with a 12.04% gain for the Russell 3000® Growth Index during the past year. The fund's sizable outperformance was driven entirely by favorable stock selection, with the best results coming from some of the fund's largest individual positions, among them Research In Motion, the Canada-based wireless messaging leader; ABB, the Swiss maker of power transmission and distribution equipment; and McDermott International, the U.S. engineering and construction firm. The fund's big stakes in biotechnology firm Biogen Idec and data storage leader EMC also helped. Performance versus the benchmark slipped some as a result of not owning big enough positions in some of the index's strongest performers, such as consumer electronics giant Apple and software behemoth Microsoft, as well as from a large position in semiconductor chip maker Broadcom, which fell victim to the inventory correction in that volatile space.

The fund's Institutional Class shares were up 25.06% during the year, compared with a 12.04% gain for the Russell 3000® Growth Index. The fund's sizable outperformance was driven entirely by favorable stock selection, with the best results coming from some of the fund's largest individual positions, among them Research In Motion, the Canada-based wireless messaging leader; ABB, the Swiss maker of power transmission and distribution equipment; and McDermott International, the U.S. engineering and construction firm. The fund's big stakes in biotechnology firm Biogen Idec and data storage leader EMC also helped. Performance versus the benchmark slipped some as a result of not owning big enough positions in some of the index's strongest performers, such as consumer electronics giant Apple and software behemoth Microsoft, as well as from a large position in semiconductor chip maker Broadcom, which fell victim to the inventory correction in that volatile space.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,131.40	$ 6.14
Hypothetical A	$ 1,000.00	$ 1,019.30	$ 5.82
Class T
Actual	$ 1,000.00	$ 1,130.40	$ 7.10
Hypothetical A	$ 1,000.00	$ 1,018.40	$ 6.73
Class B
Actual	$ 1,000.00	$ 1,127.00	$ 10.29
Hypothetical A	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 1,127.30	$ 10.19
Hypothetical A	$ 1,000.00	$ 1,015.49	$ 9.65
Institutional Class
Actual	$ 1,000.00	$ 1,133.40	$ 4.33
Hypothetical A	$ 1,000.00	$ 1,021.01	$ 4.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.15%
Class T	1.33%
Class B	1.93%
Class C	1.91%
Institutional Class	.81%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. sponsored ADR	5.6	1.5
EMC Corp.	5.3	4.2
Berkshire Hathaway, Inc. Class B	4.6	0.0
Procter & Gamble Co.	4.4	0.7
Schlumberger Ltd. (NY Shares)	3.2	1.0
Broadcom Corp. Class A	3.0	2.0
Cisco Systems, Inc.	2.9	3.0
ABB Ltd. sponsored ADR	2.9	2.8
Applied Materials, Inc.	2.5	0.0
Merck & Co., Inc.	2.4	2.4
	36.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.2	37.7
Health Care	13.3	17.3
Industrials	11.9	10.6
Financials	11.7	10.3
Energy	10.6	8.2
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 98.6%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	27.0%	** Foreign investments	23.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 2.8%
Hotels, Restaurants & Leisure - 1.9%
BJ's Restaurants, Inc. (a)	137,008	$ 2,437
McDonald's Corp.	1,602,663	93,708
Starbucks Corp. (a)	967,446	22,629
		118,774
Household Durables - 0.2%
TomTom Group BV	117,400	11,129
Leisure Equipment & Products - 0.1%
Nikon Corp.	262,000	8,211
Media - 0.3%
National CineMedia, Inc.	659,714	18,261
Specialty Retail - 0.3%
DSW, Inc. Class A (a)(d)	697,342	15,683
TOTAL CONSUMER DISCRETIONARY		172,058
CONSUMER STAPLES - 8.4%
Beverages - 0.6%
PepsiCo, Inc.	456,356	35,222
Food & Staples Retailing - 0.8%
CVS Caremark Corp.	1,169,715	46,894
Food Products - 1.0%
Nestle SA sponsored ADR	515,100	61,503
Household Products - 6.0%
Colgate-Palmolive Co.	1,222,537	97,901
Procter & Gamble Co.	3,639,482	269,322
		367,223
TOTAL CONSUMER STAPLES		510,842
ENERGY - 10.6%
Energy Equipment & Services - 4.1%
Cameron International Corp. (a)	155,250	14,474
FMC Technologies, Inc. (a)	256,250	14,242
National Oilwell Varco, Inc. (a)	401,652	27,373
Schlumberger Ltd. (NY Shares)	2,060,802	192,582
		248,671
Oil, Gas & Consumable Fuels - 6.5%
Chesapeake Energy Corp.	857,809	32,468
Denbury Resources, Inc. (a)	887,196	47,305
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EnCana Corp.	171,900	$ 11,158
Energy Transfer Equity LP	172,100	5,939
Enterprise Products Partners LP	353,500	11,050
EOG Resources, Inc.	561,769	46,503
OAO Gazprom sponsored ADR	818,025	43,355
Petroleo Brasileiro SA - Petrobras sponsored ADR	181,400	17,469
Ultra Petroleum Corp. (a)	899,782	58,396
Valero Energy Corp.	952,500	61,979
Williams Companies, Inc.	1,798,353	62,421
		398,043
TOTAL ENERGY		646,714
FINANCIALS - 11.7%
Capital Markets - 3.6%
Charles Schwab Corp.	4,002,928	97,311
Janus Capital Group, Inc.	872,600	29,293
Northern Trust Corp.	398,500	32,275
T. Rowe Price Group, Inc.	1,018,465	62,615
		221,494
Commercial Banks - 0.4%
East West Bancorp, Inc.	312,360	8,418
UCBH Holdings, Inc.	792,600	12,745
		21,163
Diversified Financial Services - 0.3%
Bovespa Holding SA	371,000	7,011
CME Group, Inc.	20,700	13,633
		20,644
Insurance - 7.3%
AFLAC, Inc.	560,700	35,122
Berkshire Hathaway, Inc.:
Class A (a)	231	32,363
Class B (a)	60,709	284,725
MBIA, Inc.	330,800	12,078
Principal Financial Group, Inc.	501,225	32,825
Prudential Financial, Inc.	302,600	28,487
Willis Group Holdings Ltd.	571,564	22,828
		448,428
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp.	437,750	$ 4,736
TOTAL FINANCIALS		716,465
HEALTH CARE - 13.3%
Biotechnology - 3.9%
Acorda Therapeutics, Inc. (a)	913,067	17,083
Altus Pharmaceuticals, Inc. (a)(d)	881,940	9,340
Biogen Idec, Inc. (a)	1,543,433	114,399
CSL Ltd.	1,405,302	43,287
Gilead Sciences, Inc. (a)	1,100,416	51,213
		235,322
Health Care Equipment & Supplies - 4.1%
Alcon, Inc.	204,500	28,454
ArthroCare Corp. (a)	210,438	11,391
Becton, Dickinson & Co.	622,700	51,516
C.R. Bard, Inc.	401,000	33,897
Cochlear Ltd.	254,905	16,980
DENTSPLY International, Inc.	668,486	28,598
Medtronic, Inc.	1,200,700	61,056
Sirona Dental Systems, Inc. (a)(d)	612,460	16,573
		248,465
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc.	59,200	1,960
Henry Schein, Inc. (a)	714,009	42,234
Medco Health Solutions, Inc. (a)	314,000	31,397
VCA Antech, Inc. (a)	127,798	5,244
		80,835
Life Sciences Tools & Services - 1.1%
Charles River Laboratories International, Inc. (a)	101,792	6,467
Covance, Inc. (a)	714,222	62,373
		68,840
Pharmaceuticals - 2.9%
Allergan, Inc.	444,900	29,826
Merck & Co., Inc.	2,505,700	148,738
		178,564
TOTAL HEALTH CARE		812,026
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 11.9%
Aerospace & Defense - 1.0%
General Dynamics Corp.	702,500	$ 62,368
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	103,240	5,322
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR (a)	266,300	10,804
Commercial Services & Supplies - 0.1%
Corrections Corp. of America (a)	278,700	8,503
Construction & Engineering - 2.7%
Fluor Corp.	398,500	58,647
Foster Wheeler Ltd. (a)	226,900	33,808
Jacobs Engineering Group, Inc. (a)	480,300	40,235
KBR, Inc.	806,921	32,132
		164,822
Electrical Equipment - 4.9%
ABB Ltd. sponsored ADR	6,039,600	177,443
Alstom SA	188,573	42,255
Cooper Industries Ltd. Class A	219,400	11,018
Gamesa Corporacion Tecnologica, SA	87,800	3,984
GrafTech International Ltd. (a)	173,435	2,787
Q-Cells AG (a)	69,050	9,730
Vestas Wind Systems AS (a)	552,200	52,428
		299,645
Industrial Conglomerates - 2.1%
Global Consumer Acquisition Corp. unit	395,600	3,881
McDermott International, Inc. (a)	2,396,750	125,350
		129,231
Machinery - 0.8%
IDEX Corp.	73,450	2,622
Sulzer AG (Reg.)	30,985	46,726
		49,348
TOTAL INDUSTRIALS		730,043
INFORMATION TECHNOLOGY - 36.2%
Communications Equipment - 12.2%
Cisco Systems, Inc. (a)	6,360,000	178,207
Corning, Inc.	4,310,200	104,695
Harris Corp.	473,300	29,709
Nice Systems Ltd. sponsored ADR (a)	580,010	18,897
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Nokia Corp. sponsored ADR	8,592,900	$ 337,958
Research In Motion Ltd. (a)	644,950	73,408
		742,874
Computers & Peripherals - 5.3%
EMC Corp. (a)	16,847,151	324,645
Electronic Equipment & Instruments - 1.0%
Amphenol Corp. Class A	1,349,036	58,481
Internet Software & Services - 3.6%
Akamai Technologies, Inc. (a)	169,400	6,447
eBay, Inc. (a)	1,069,059	35,846
Google, Inc. Class A (sub. vtg.) (a)	119,457	82,784
Omniture, Inc. (a)	535,594	15,216
The Knot, Inc. (a)	309,139	4,081
VeriSign, Inc. (d)	1,870,236	76,493
		220,867
IT Services - 5.4%
Cognizant Technology Solutions Corp. Class A (a)	1,932,238	60,093
ExlService Holdings, Inc.	715,259	17,145
Infosys Technologies Ltd.	827,008	33,534
Infosys Technologies Ltd. sponsored ADR	460,800	19,423
Mastercard, Inc. Class A	238,700	47,895
The Western Union Co.	6,134,276	138,635
WNS Holdings Ltd. ADR (a)	713,500	13,621
		330,346
Semiconductors & Semiconductor Equipment - 5.8%
Applied Materials, Inc.	8,229,561	154,963
Broadcom Corp. Class A (a)	6,831,934	182,686
MediaTek, Inc.	1,484,150	19,313
		356,962
Software - 2.9%
Activision, Inc. (a)	1,869,111	41,401
Electronic Arts, Inc. (a)	540,513	30,371
Nintendo Co. Ltd.	119,400	72,691
Red Hat, Inc. (a)	701,516	14,044
Salesforce.com, Inc. (a)	314,000	17,813
		176,320
TOTAL INFORMATION TECHNOLOGY		2,210,495
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 1.8%
Chemicals - 1.8%
Albemarle Corp.	556,936	$ 24,583
Monsanto Co.	507,558	50,436
The Mosaic Co. (a)	535,690	37,043
		112,062
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
America Movil SAB de CV Series L sponsored ADR	366,100	22,574
UTILITIES - 1.5%
Electric Utilities - 0.8%
Allegheny Energy, Inc.	415,580	25,246
Entergy Corp.	211,300	25,259
		50,505
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	140,380	14,067
Dynegy, Inc. Class A (a)	3,889,998	29,603
		43,670
TOTAL UTILITIES		94,175
TOTAL COMMON STOCKS (Cost $5,231,298)		6,027,454
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 4.73% (b)	275,887,640	275,888
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	9,380,775	9,381
TOTAL MONEY MARKET FUNDS (Cost $285,269)		285,269
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $5,516,567)		6,312,723
NET OTHER ASSETS - (3.3)%		(199,603)
NET ASSETS - 100%		$ 6,113,120
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 3,152
Fidelity Securities Lending Cash Central Fund	1,738
Total	$ 4,890
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	73.0%
Finland	5.6%
Switzerland	5.2%
Netherlands Antilles	3.2%
Canada	2.3%
Panama	2.0%
Japan	1.3%
Bermuda	1.1%
Australia	1.0%
Others (individually less than 1%)	5.3%
100.0%
Income Tax Information
At November 30, 2007, the fund had a capital loss carryforward of approximately $749,360,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $9,257) - See accompanying schedule: Unaffiliated issuers (cost $5,231,298)	$ 6,027,454
Fidelity Central Funds (cost $285,269)	285,269
Total Investments (cost $5,516,567)		$ 6,312,723
Cash		881
Receivable for investments sold		138,023
Receivable for fund shares sold		4,860
Dividends receivable		5,347
Distributions receivable from Fidelity Central Funds		460
Other receivables		409
Total assets		6,462,703

Liabilities
Payable for investments purchased	$ 117,136
Payable for fund shares redeemed	215,423
Accrued management fee	2,946
Distribution fees payable	1,986
Other affiliated payables	1,302
Other payables and accrued expenses	1,409
Collateral on securities loaned, at value	9,381
Total liabilities		349,583

Net Assets		$ 6,113,120
Net Assets consist of:
Paid in capital		$ 6,075,347
Undistributed net investment income		121
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(758,502)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		796,154
Net Assets		$ 6,113,120

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,231,538 ÷ 19,169.7 shares)	$ 64.24

Maximum offering price per share (100/94.25 of $64.24)	$ 68.16
Class T: Net Asset Value and redemption price per share ($2,786,136 ÷ 43,432.3 shares)	$ 64.15

Maximum offering price per share (100/96.50 of $64.15)	$ 66.48
Class B: Net Asset Value and offering price per share ($286,797 ÷ 4,822.6 shares)A	$ 59.47

Class C: Net Asset Value and offering price per share ($313,117 ÷ 5,183.6 shares)A	$ 60.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,495,532 ÷ 21,926.0 shares)	$ 68.21

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 49,966
Interest		114
Income from Fidelity Central Funds		4,890
Total income		54,970

Expenses
Management fee	$ 33,790
Transfer agent fees	13,819
Distribution fees	23,714
Accounting and security lending fees	1,159
Custodian fees and expenses	207
Independent trustees' compensation	20
Appreciation in deferred trustee compensation account	1
Registration fees	145
Audit	96
Legal	71
Interest	218
Miscellaneous	1,271
Total expenses before reductions	74,511
Expense reductions	(554)	73,957
Net investment income (loss)		(18,987)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,005,287
Foreign currency transactions	358
Total net realized gain (loss)		1,005,645
Change in net unrealized appreciation (depreciation) on: Investment securities	327,835
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		327,830
Net gain (loss)		1,333,475
Net increase (decrease) in net assets resulting from operations		$ 1,314,488

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (18,987)	$ 4,758
Net realized gain (loss)	1,005,645	579,506
Change in net unrealized appreciation (depreciation)	327,830	(154,681)
Net increase (decrease) in net assets resulting from operations	1,314,488	429,583
Distributions to shareholders from net investment income	(5,369)	-
Share transactions - net increase (decrease)	(1,477,717)	(1,777,266)
Total increase (decrease) in net assets	(168,598)	(1,347,683)

Net Assets
Beginning of period	6,281,718	7,629,401
End of period (including undistributed net investment income of $121 and undistributed net investment income of $4,386, respectively)	$ 6,113,120	$ 6,281,718

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 51.56	$ 48.04	$ 44.21	$ 43.05	$ 36.42
Income from Investment Operations
Net investment income (loss) C	(.13)	.10	(.06)	- F, H	(.06)
Net realized and unrealized gain (loss)	12.81	3.42	3.89	1.16	6.69
Total from investment operations	12.68	3.52	3.83	1.16	6.63
Net asset value, end of period	$ 64.24	$ 51.56	$ 48.04	$ 44.21	$ 43.05
Total Return A, B	24.59%	7.33%	8.66%	2.69%	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	1.14%	1.13%	1.14%	1.15%	1.18%
Expenses net of fee waivers, if any	1.14%	1.13%	1.14%	1.15%	1.18%
Expenses net of all reductions	1.13%	1.11%	1.10%	1.11%	1.14%
Net investment income (loss)	(.22)%	.20%	(.14)%	.01%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,232	$ 1,183	$ 1,386	$ 1,127	$ 770
Portfolio turnover rate E	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 51.57	$ 48.15	$ 44.39	$ 43.31	$ 36.71
Income from Investment Operations
Net investment income (loss) C	(.23)	.01	(.15)	(.08) F	(.13)
Net realized and unrealized gain (loss)	12.81	3.41	3.91	1.16	6.73
Total from investment operations	12.58	3.42	3.76	1.08	6.60
Net asset value, end of period	$ 64.15	$ 51.57	$ 48.15	$ 44.39	$ 43.31
Total Return A, B	24.39%	7.10%	8.47%	2.49%	17.98%
Ratios to Average Net Assets D, G
Expenses before reductions	1.32%	1.31%	1.33%	1.33%	1.36%
Expenses net of fee waivers, if any	1.32%	1.31%	1.33%	1.33%	1.36%
Expenses net of all reductions	1.31%	1.29%	1.29%	1.30%	1.32%
Net investment income (loss)	(.40)%	.02%	(.34)%	(.18)%	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,786	$ 3,001	$ 3,858	$ 5,055	$ 5,425
Portfolio turnover rate E	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.12 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 48.10	$ 45.19	$ 41.91	$ 41.15	$ 35.08
Income from Investment Operations
Net investment income (loss) C	(.52)	(.28)	(.41)	(.33) F	(.33)
Net realized and unrealized gain (loss)	11.89	3.19	3.69	1.09	6.40
Total from investment operations	11.37	2.91	3.28	.76	6.07
Net asset value, end of period	$ 59.47	$ 48.10	$ 45.19	$ 41.91	$ 41.15
Total Return A, B	23.64%	6.44%	7.83%	1.85%	17.30%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.94%	1.96%	2.02%	2.03%
Expenses net of fee waivers, if any	1.92%	1.94%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.91%	1.93%	1.91%	1.92%	1.91%
Net investment income (loss)	(1.01)%	(.62)%	(.96)%	(.80)%	(.94)%
Supplemental Data
Net assets, end of period (in millions)	$ 287	$ 457	$ 766	$ 1,027	$ 1,205
Portfolio turnover rate E	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 48.85	$ 45.88	$ 42.55	$ 41.77	$ 35.61
Income from Investment Operations
Net investment income (loss) C	(.53)	(.27)	(.41)	(.33) F	(.34)
Net realized and unrealized gain (loss)	12.09	3.24	3.74	1.11	6.50
Total from investment operations	11.56	2.97	3.33	.78	6.16
Net asset value, end of period	$ 60.41	$ 48.85	$ 45.88	$ 42.55	$ 41.77
Total Return A, B	23.66%	6.47%	7.83%	1.87%	17.30%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.92%	1.94%	1.93%	1.94%
Expenses net of fee waivers, if any	1.90%	1.92%	1.94%	1.93%	1.94%
Expenses net of all reductions	1.89%	1.90%	1.90%	1.90%	1.90%
Net investment income (loss)	(.99)%	(.59)%	(.95)%	(.78)%	(.93)%
Supplemental Data
Net assets, end of period (in millions)	$ 313	$ 299	$ 365	$ 481	$ 547
Portfolio turnover rate E	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 54.76	$ 50.86	$ 46.63	$ 45.24	$ 38.11
Income from Investment Operations
Net investment income (loss) B	.08	.28	.10	.18 E	.10
Net realized and unrealized gain (loss)	13.59	3.62	4.13	1.21	7.03
Total from investment operations	13.67	3.90	4.23	1.39	7.13
Distributions from net investment income	(.22)	-	-	-	-
Net asset value, end of period	$ 68.21	$ 54.76	$ 50.86	$ 46.63	$ 45.24
Total Return A	25.06%	7.67%	9.07%	3.07%	18.71%
Ratios to Average Net Assets C, F
Expenses before reductions	.79%	.78%	.79%	.76%	.76%
Expenses net of fee waivers, if any	.79%	.78%	.79%	.76%	.76%
Expenses net of all reductions	.78%	.76%	.75%	.73%	.72%
Net investment income (loss)	.12%	.55%	.21%	.39%	.25%
Supplemental Data
Net assets, end of period (in millions)	$ 1,496	$ 1,341	$ 1,255	$ 2,692	$ 2,417
Portfolio turnover rate D	112%	103%	80%	75%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.12 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 984,789
Unrealized depreciation	(197,441)
Net unrealized appreciation (depreciation)	787,348
Capital loss carryforward	(749,360)

Cost for federal income tax purposes	$ 5,525,375

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 5,369	$ -

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,698,625 and $8,093,783, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

In December 2006, the Board of Trustees approved a new management contract, subject to shareholder approval, to add a performance adjustment to the management fee. The proposal did not receive the number of votes required at the shareholder meeting on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

October 17, 2007 and as a result no changes were made to the Fund's management contract.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,145	$ 106
Class T	.25%	.25%	14,210	157
Class B	.75%	.25%	3,462	2,600
Class C	.75%	.25%	2,897	128
			$ 23,714	$ 2,991

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 120
Class T	77
Class B*	464
Class C*	12
$ 673

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,566.28
Class T	5,975.21
Class B	1,054.31
Class C	849.29
Institutional Class	2,375.18
	$ 13,819

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $64 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 26,474	5.28%	$ 206

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit - continued

shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,738.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $15,574. The weighted average interest rate was 5.50%. The interest expense amounted to $12 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $270 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested

Annual Report

10. Expense Reductions - continued

cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 52
Class T	74
Class B	1
Class C	8
Institutional Class	22
$ 157

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Other - continued

mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Institutional Class	$ 5,369	$ -

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	8,712	13,052	$ 500,910	$ 637,341
Shares redeemed	(12,497)	(18,936)	(727,622)	(904,877)
Net increase (decrease)	(3,785)	(5,884)	$ (226,712)	$ (267,536)
Class T
Shares sold	7,822	8,731	$ 448,929	$ 428,215
Shares redeemed	(22,570)	(30,668)	(1,278,405)	(1,502,144)
Net increase (decrease)	(14,748)	(21,937)	$ (829,476)	$ (1,073,929)
Class B
Shares sold	347	377	$ 18,673	$ 17,319
Shares redeemed	(5,028)	(7,821)	(257,306)	(358,617)
Net increase (decrease)	(4,681)	(7,444)	$ (238,633)	$ (341,298)
Class C
Shares sold	681	559	$ 38,496	$ 26,049
Shares redeemed	(1,621)	(2,390)	(84,768)	(111,645)
Net increase (decrease)	(940)	(1,831)	$ (46,272)	$ (85,596)
Institutional Class
Shares sold	6,575	7,188	$ 396,636	$ 371,884
Reinvestment of distributions	80	-	4,443	-
Shares redeemed	(9,223)	(7,377)	(537,703)	(380,791)
Net increase (decrease)	(2,568)	(189)	$ (136,624)	$ (8,907)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2008

Annual Report

Trustees and Officers

Interested Trustees

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Equity Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Equity Growth. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Equity Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 17, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 3

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Growth Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	1,999,726,566.03	63.006
Against	1,046,681,665.54	32.978
Abstain	127,451,153.31	4.016
TOTAL	3,173,859,384.88	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPGI-UANN-0108
1.786680.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-0.26%	10.99%	6.99%
Class T (incl. 3.50% sales charge)	1.90%	11.28%	7.02%
Class B (incl. contingent deferred sales charge) A	0.14%	11.11%	7.04%
Class C (incl. contingent deferred sales charge) B	4.06%	11.43%	6.80%

A Class B shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Class T on November 30, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from C. Robert Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares returned 5.82%, 5.60%, 4.95% and 5.03%, respectively (excluding sales charges), outpacing the Russell 3000® Value Index, which rose 2.06% during the past year. The fund's outperformance was fueled by underweighting financial stocks, including not owning index components Washington Mutual and Countrywide Financial. However, there were some good picks within the group, such as State Street Corp. in diversified financials and insurer AFLAC. Some good picks in technology helped, including non-index chipmaker Intel. Pharmaceutical giant Merck boosted returns when litigation surrounding its VIOXX drug was settled. Overweighting industrial products manufacturer SPX and construction and engineering firm KBR helped, as did overweighting oil services companies National Oilwell Varco, Halliburton and Schlumberger. On the flip side, weak investments in the consumer staples sector hurt. Chocolate maker Hershey disappointed in response to competitive pressures and management turmoil. Underweighting the outperforming materials and utilities sectors was a negative, as was overweighting trucking company YRC Worldwide, which suffered from a heavy debt load and weakening volumes. In financials, Freddie Mac declined along with the industry, and investments in pharmaceuticals makers Amgen and Johnson & Johnson were weak as well. Lastly, overweighting two insurers - American International Group (AIG) and Marsh & McLennan - was disappointing, as both stocks failed to achieve what I considered to be their true potential.

The fund's Institutional Class shares returned 6.14%, handily outpacing the Russell 3000® Value Index, which rose 2.06% during the past year. The fund's outperformance was fueled by significantly underweighting financial stocks, including not owning index components Washington Mutual and Countrywide Financial. However, there were some good picks within the group, such as State Street Corp. in diversified financials and insurer AFLAC. Some good choices in technology helped as well, including non-index chipmaker Intel. Elsewhere, pharmaceutical giant Merck boosted returns when litigation surrounding its VIOXX drug was settled. Overweighting industrial products manufacturer SPX and construction and engineering firm KBR helped, as did overweighting oil services companies National Oilwell Varco, Halliburton and Schlumberger. On the flip side, weak investments in the consumer staples sector hurt. Chocolate maker Hershey disappointed in response to competitive pressures and management turmoil. Elsewhere, underweighting the outperforming materials and utilities sectors was a negative, as was overweighting trucking company YRC Worldwide, which suffered from a heavy debt load and weakening volumes. In financials, Freddie Mac declined along with the industry, and investments in pharmaceuticals makers Amgen and Johnson & Johnson were weak as well. Lastly, overweighting two insurers - American International Group (AIG) and Marsh & McLennan - was disappointing, as both stocks failed to achieve what I considered to be their true potential.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 955.60	$ 4.76
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 4.91
Class T
Actual	$ 1,000.00	$ 954.70	$ 5.78
HypotheticalA	$ 1,000.00	$ 1,019.15	$ 5.97
Class B
Actual	$ 1,000.00	$ 951.60	$ 8.71
HypotheticalA	$ 1,000.00	$ 1,016.14	$ 9.00
Class C
Actual	$ 1,000.00	$ 951.80	$ 8.46
HypotheticalA	$ 1,000.00	$ 1,016.39	$ 8.74
Institutional Class
Actual	$ 1,000.00	$ 957.10	$ 3.39
HypotheticalA	$ 1,000.00	$ 1,021.61	$ 3.50

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.97%
Class T	1.18%
Class B	1.78%
Class C	1.73%
Institutional Class	.69%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.1	5.4
American International Group, Inc.	4.3	4.3
AT&T, Inc.	3.2	3.8
Bank of America Corp.	2.7	2.7
General Electric Co.	2.6	2.3
Citigroup, Inc.	2.5	2.7
Wal-Mart Stores, Inc.	2.3	2.8
Halliburton Co.	2.1	2.1
Merck & Co., Inc.	2.1	2.2
JPMorgan Chase & Co.	2.1	2.0
	29.0
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.9	27.4
Energy	13.8	14.7
Industrials	12.8	12.2
Health Care	9.7	10.2
Information Technology	9.5	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.7%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	4.0%	** Foreign investments	3.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.7%
Automobiles - 0.2%
Harley-Davidson, Inc. (d)	300,000	$ 14,406
Diversified Consumer Services - 0.4%
Sotheby's Class A (ltd. vtg.)	400,000	14,980
Weight Watchers International, Inc.	200,000	9,550
		24,530
Hotels, Restaurants & Leisure - 0.9%
Panera Bread Co. Class A (a)(d)	500,000	20,035
Red Robin Gourmet Burgers, Inc. (a)	540,000	21,362
Starbucks Corp. (a)	1,000,000	23,390
		64,787
Household Durables - 0.8%
KB Home	420,000	8,774
Toll Brothers, Inc. (a)	1,000,000	20,670
Whirlpool Corp.	360,000	29,146
		58,590
Leisure Equipment & Products - 0.6%
Eastman Kodak Co.	1,440,000	33,811
Mattel, Inc.	335,300	6,699
		40,510
Media - 3.2%
EchoStar Communications Corp. Class A (a)	460,000	19,826
News Corp. Class A	1,800,000	37,926
The Walt Disney Co.	1,100,000	36,465
Time Warner, Inc.	3,000,000	51,780
Viacom, Inc. Class B (non-vtg.) (a)	1,900,000	79,838
		225,835
Multiline Retail - 0.3%
Sears Holdings Corp. (a)(d)	80,000	8,441
Target Corp.	160,000	9,610
		18,051
Specialty Retail - 1.4%
American Eagle Outfitters, Inc.	1,600,000	36,624
Big 5 Sporting Goods Corp. (e)	1,300,000	21,359
Christopher & Banks Corp.	1,100,000	17,732
Williams-Sonoma, Inc.	700,000	20,377
		96,092
Textiles, Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	560,000	37,251
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Columbia Sportswear Co. (d)	420,000	$ 20,164
Quiksilver, Inc. (a)	421,200	4,465
		61,880
TOTAL CONSUMER DISCRETIONARY		604,681
CONSUMER STAPLES - 8.8%
Beverages - 0.6%
Anheuser-Busch Companies, Inc.	720,000	37,958
Food & Staples Retailing - 3.1%
CVS Caremark Corp.	560,000	22,450
SUPERVALU, Inc.	860,000	36,008
Wal-Mart Stores, Inc.	3,300,000	158,070
		216,528
Food Products - 1.4%
General Mills, Inc.	660,000	39,699
Hershey Co. (d)	1,500,000	59,865
		99,564
Household Products - 2.1%
Clorox Co.	1,100,000	71,368
Kimberly-Clark Corp.	1,100,000	76,791
		148,159
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	860,000	38,597
Tobacco - 1.0%
Altria Group, Inc.	920,000	71,355
TOTAL CONSUMER STAPLES		612,161
ENERGY - 13.8%
Energy Equipment & Services - 4.6%
Baker Hughes, Inc.	420,000	33,713
Halliburton Co. (d)	4,100,000	150,101
National Oilwell Varco, Inc. (a)	1,340,000	91,321
Schlumberger Ltd. (NY Shares)	500,000	46,725
		321,860
Oil, Gas & Consumable Fuels - 9.2%
Chevron Corp.	1,400,000	122,878
ConocoPhillips	1,400,000	112,056
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	4,000,000	$ 356,641
Valero Energy Corp.	700,000	45,549
		637,124
TOTAL ENERGY		958,984
FINANCIALS - 26.9%
Capital Markets - 4.0%
Lehman Brothers Holdings, Inc.	1,400,000	87,682
Merrill Lynch & Co., Inc.	500,000	29,970
Morgan Stanley	900,000	47,448
State Street Corp.	1,100,000	87,879
T. Rowe Price Group, Inc.	360,000	22,133
		275,112
Commercial Banks - 3.7%
PNC Financial Services Group, Inc.	720,000	52,711
U.S. Bancorp, Delaware	1,100,000	36,399
Wachovia Corp.	3,100,000	133,300
Wells Fargo & Co.	1,100,000	35,673
		258,083
Consumer Finance - 0.5%
American Express Co.	640,000	37,747
Diversified Financial Services - 7.3%
Bank of America Corp.	4,100,000	189,133
Citigroup, Inc.	5,300,000	176,490
JPMorgan Chase & Co.	3,200,000	145,984
		511,607
Insurance - 9.1%
ACE Ltd.	320,000	19,146
AFLAC, Inc.	1,100,000	68,904
American International Group, Inc.	5,100,000	296,463
Genworth Financial, Inc. Class A (non-vtg.)	660,000	17,318
Hartford Financial Services Group, Inc.	800,000	76,256
Marsh & McLennan Companies, Inc. (d)	2,700,000	67,824
MetLife, Inc.	1,000,000	65,590
PartnerRe Ltd.	260,000	21,468
		632,969
Real Estate Investment Trusts - 0.9%
General Growth Properties, Inc.	1,400,000	65,016
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	1,700,000	$ 40,375
Thrifts & Mortgage Finance - 0.8%
Fannie Mae	580,000	22,284
Freddie Mac	900,000	31,563
		53,847
TOTAL FINANCIALS		1,874,756
HEALTH CARE - 9.7%
Biotechnology - 0.6%
Amgen, Inc. (a)	800,000	44,200
Health Care Equipment & Supplies - 2.6%
Baxter International, Inc.	460,000	27,540
Becton, Dickinson & Co.	920,000	76,112
Covidien Ltd.	1,800,000	72,198
Zimmer Holdings, Inc. (a)	58,200	3,767
		179,617
Health Care Providers & Services - 1.6%
Medco Health Solutions, Inc. (a)	320,000	31,997
Patterson Companies, Inc. (a)	820,000	26,388
UnitedHealth Group, Inc.	1,000,000	55,000
		113,385
Health Care Technology - 0.5%
IMS Health, Inc.	1,300,000	30,355
Pharmaceuticals - 4.4%
Eli Lilly & Co.	457,100	24,203
Johnson & Johnson	1,210,000	81,965
Merck & Co., Inc.	2,500,000	148,400
Pfizer, Inc.	2,100,000	49,896
		304,464
TOTAL HEALTH CARE		672,021
INDUSTRIALS - 12.8%
Aerospace & Defense - 3.2%
General Dynamics Corp.	440,000	39,063
Honeywell International, Inc.	660,000	37,369
Lockheed Martin Corp.	360,000	39,841
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	380,000	$ 35,165
United Technologies Corp.	980,000	73,275
		224,713
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. Class B (d)	920,000	67,786
Airlines - 0.3%
Delta Air Lines, Inc. (a)	900,000	17,784
Construction & Engineering - 1.0%
KBR, Inc.	1,800,000	71,676
Electrical Equipment - 0.2%
Thomas & Betts Corp. (a)	189,700	10,312
Industrial Conglomerates - 3.6%
3M Co.	840,000	69,938
General Electric Co.	4,700,000	179,963
		249,901
Machinery - 2.2%
Caterpillar, Inc.	720,000	51,768
Deere & Co.	180,000	30,924
Illinois Tool Works, Inc.	700,000	38,850
SPX Corp.	320,000	32,563
		154,105
Road & Rail - 1.3%
Burlington Northern Santa Fe Corp.	920,000	76,838
YRC Worldwide, Inc. (a)	900,000	15,939
		92,777
TOTAL INDUSTRIALS		889,054
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.3%
Cisco Systems, Inc. (a)	1,300,000	36,426
Corning, Inc.	1,500,000	36,435
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	700,000	17,122
		89,983
Computers & Peripherals - 2.4%
Hewlett-Packard Co.	1,000,000	51,160
International Business Machines Corp.	1,100,000	115,698
		166,858
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 1.3%
Arrow Electronics, Inc. (a)	820,000	$ 30,348
Jabil Circuit, Inc.	1,000,000	16,950
Tyco Electronics Ltd.	1,100,000	41,129
		88,427
Internet Software & Services - 0.3%
Yahoo!, Inc. (a)	800,000	21,448
IT Services - 0.6%
Accenture Ltd. Class A	540,000	18,662
The Western Union Co.	960,000	21,696
		40,358
Office Electronics - 0.2%
Zebra Technologies Corp. Class A (a)	327,500	12,632
Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials, Inc.	2,000,000	37,660
Intel Corp.	3,300,000	86,064
National Semiconductor Corp.	1,400,000	32,004
		155,728
Software - 1.2%
Intuit, Inc. (a)	380,000	11,142
Microsoft Corp.	1,200,000	40,320
Oracle Corp. (a)	860,000	17,355
Parametric Technology Corp. (a)	1,160,000	19,372
		88,189
TOTAL INFORMATION TECHNOLOGY		663,623
MATERIALS - 2.2%
Chemicals - 1.4%
Airgas, Inc.	1,200,000	59,376
Sigma Aldrich Corp.	660,000	34,749
		94,125
Metals & Mining - 0.8%
Alcoa, Inc.	1,100,000	40,007
Carpenter Technology Corp.	240,000	18,108
		58,115
TOTAL MATERIALS		152,240
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.5%
AT&T, Inc.	5,800,000	$ 221,618
Verizon Communications, Inc.	2,200,000	95,062
		316,680
UTILITIES - 2.8%
Electric Utilities - 2.8%
Entergy Corp.	360,000	43,034
Exelon Corp.	780,000	63,235
FirstEnergy Corp.	300,000	20,568
PPL Corp.	660,000	33,634
Reliant Energy, Inc. (a)	1,300,000	33,852
		194,323
TOTAL COMMON STOCKS (Cost $5,525,571)		6,938,523
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 4.73% (b)	26,952,567	26,953
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	58,103,625	58,104
TOTAL MONEY MARKET FUNDS (Cost $85,057)		85,057
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $5,610,628)		7,023,580
NET OTHER ASSETS - (0.9)%		(60,358)
NET ASSETS - 100%		$ 6,963,222
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,189
Fidelity Securities Lending Cash Central Fund	847
Total	$ 3,036
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Big 5 Sporting Goods Corp.	$ 19,087	$ 13,203	$ -	$ 419	$ 21,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $57,054) - See accompanying schedule: Unaffiliated issuers (cost $5,496,970)	$ 6,917,164
Fidelity Central Funds (cost $85,057)	85,057
Other affiliated issuers (cost $28,601)	21,359
Total Investments (cost $5,610,628)		$ 7,023,580
Receivable for investments sold		169,211
Receivable for fund shares sold		4,442
Dividends receivable		14,250
Distributions receivable from Fidelity Central Funds		452
Other receivables		151
Total assets		7,212,086

Liabilities
Payable to custodian bank	$ 1,370
Payable for investments purchased	169,893
Payable for fund shares redeemed	13,258
Accrued management fee	2,613
Distribution fees payable	2,039
Other affiliated payables	1,403
Other payables and accrued expenses	184
Collateral on securities loaned, at value	58,104
Total liabilities		248,864

Net Assets		$ 6,963,222
Net Assets consist of:
Paid in capital		$ 5,112,845
Undistributed net investment income		13,908
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		423,517
Net unrealized appreciation (depreciation) on investments		1,412,952
Net Assets		$ 6,963,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,618,116 ÷ 52,820 shares)	$ 30.63

Maximum offering price per share (100/94.25 of $30.63)	$ 32.50
Class T: Net Asset Value and redemption price per share ($2,710,655 ÷ 87,414 shares)	$ 31.01

Maximum offering price per share (100/96.50 of $31.01)	$ 32.13
Class B: Net Asset Value and offering price per share ($313,983 ÷ 10,236 shares)A	$ 30.67

Class C: Net Asset Value and offering price per share ($384,738 ÷ 12,531 shares)A	$ 30.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,935,730 ÷ 61,536 shares)	$ 31.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends (including $419 earned from other affiliated issuers)		$ 142,805
Interest		16
Income from Fidelity Central Funds		3,036
Total income		145,857

Expenses
Management fee	$ 33,702
Transfer agent fees	15,874
Distribution fees	26,947
Accounting and security lending fees	1,192
Custodian fees and expenses	95
Independent trustees' compensation	26
Registration fees	222
Audit	100
Legal	71
Interest	70
Miscellaneous	56
Total expenses before reductions	78,355
Expense reductions	(330)	78,025
Net investment income (loss)		67,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	426,499
Foreign currency transactions	(17)
Total net realized gain (loss)		426,482
Change in net unrealized appreciation (depreciation) on investment securities		(70,119)
Net gain (loss)		356,363
Net increase (decrease) in net assets resulting from operations		$ 424,195

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 67,832	$ 76,759
Net realized gain (loss)	426,482	647,228
Change in net unrealized appreciation (depreciation)	(70,119)	262,304
Net increase (decrease) in net assets resulting from operations	424,195	986,291
Distributions to shareholders from net investment income	(81,475)	(63,146)
Distributions to shareholders from net realized gain	(598,064)	(383,156)
Total distributions	(679,539)	(446,302)
Share transactions - net increase (decrease)	(124,798)	(127,228)
Total increase (decrease) in net assets	(380,142)	412,761

Net Assets
Beginning of period	7,343,364	6,930,603
End of period (including undistributed net investment income of $13,908 and undistributed net investment income of $27,416, respectively)	$ 6,963,222	$ 7,343,364

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.82	$ 29.49	$ 27.59	$ 24.07	$ 21.12
Income from Investment Operations
Net investment income (loss) C	.32	.36	.27	.28 F	.24
Net realized and unrealized gain (loss)	1.41	3.93	2.41	3.44	2.94
Total from investment operations	1.73	4.29	2.68	3.72	3.18
Distributions from net investment income	(.35)	(.31)	(.32)	(.20)	(.23)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(2.92)	(1.96)	(.78)	(.20)	(.23)
Net asset value, end of period	$ 30.63	$ 31.82	$ 29.49	$ 27.59	$ 24.07
Total Return A, B	5.82%	15.44%	9.91%	15.51%	15.22%
Ratios to Average Net Assets D, G
Expenses before reductions	.97%	.99%	1.00%	1.01%	1.01%
Expenses net of fee waivers, if any	.97%	.99%	1.00%	1.01%	1.01%
Expenses net of all reductions	.96%	.98%	.98%	.99%	.98%
Net investment income (loss)	1.02%	1.23%	.96%	1.06%	1.10%
Supplemental Data
Net assets, end of period (in millions)	$ 1,618	$ 1,551	$ 1,176	$ 870	$ 589
Portfolio turnover rate E	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 32.22	$ 29.83	$ 27.89	$ 24.34	$ 21.36
Income from Investment Operations
Net investment income (loss) C	.25	.30	.21	.22 F	.19
Net realized and unrealized gain (loss)	1.44	3.98	2.44	3.49	2.98
Total from investment operations	1.69	4.28	2.65	3.71	3.17
Distributions from net investment income	(.33)	(.24)	(.25)	(.16)	(.19)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(2.90)	(1.89)	(.71)	(.16)	(.19)
Net asset value, end of period	$ 31.01	$ 32.22	$ 29.83	$ 27.89	$ 24.34
Total Return A, B	5.60%	15.19%	9.68%	15.28%	14.97%
Ratios to Average Net Assets D, G
Expenses before reductions	1.18%	1.20%	1.22%	1.23%	1.25%
Expenses net of fee waivers, if any	1.18%	1.20%	1.22%	1.23%	1.25%
Expenses net of all reductions	1.18%	1.19%	1.19%	1.22%	1.22%
Net investment income (loss)	.81%	1.02%	.75%	.83%	.86%
Supplemental Data
Net assets, end of period (in millions)	$ 2,711	$ 3,076	$ 3,000	$ 2,896	$ 2,289
Portfolio turnover rate E	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.89	$ 29.54	$ 27.62	$ 24.13	$ 21.18
Income from Investment Operations
Net investment income (loss) C	.06	.11	.03	.06 F	.06
Net realized and unrealized gain (loss)	1.41	3.94	2.42	3.45	2.95
Total from investment operations	1.47	4.05	2.45	3.51	3.01
Distributions from net investment income	(.12)	(.05)	(.07)	(.02)	(.06)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(2.69)	(1.70)	(.53)	(.02)	(.06)
Net asset value, end of period	$ 30.67	$ 31.89	$ 29.54	$ 27.62	$ 24.13
Total Return A, B	4.95%	14.46%	9.00%	14.55%	14.25%
Ratios to Average Net Assets D, G
Expenses before reductions	1.79%	1.83%	1.85%	1.86%	1.85%
Expenses net of fee waivers, if any	1.79%	1.83%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.79%	1.82%	1.83%	1.84%	1.82%
Net investment income (loss)	.20%	.39%	.12%	.22%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 314	$ 420	$ 504	$ 573	$ 531
Portfolio turnover rate E	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.93	$ 29.59	$ 27.68	$ 24.17	$ 21.22
Income from Investment Operations
Net investment income (loss) C	.08	.13	.05	.07 F	.06
Net realized and unrealized gain (loss)	1.42	3.95	2.42	3.46	2.96
Total from investment operations	1.50	4.08	2.47	3.53	3.02
Distributions from net investment income	(.16)	(.09)	(.10)	(.02)	(.07)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(2.73)	(1.74)	(.56)	(.02)	(.07)
Net asset value, end of period	$ 30.70	$ 31.93	$ 29.59	$ 27.68	$ 24.17
Total Return A, B	5.03%	14.52%	9.07%	14.61%	14.27%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.76%	1.79%	1.81%	1.81%
Expenses net of fee waivers, if any	1.73%	1.76%	1.79%	1.81%	1.81%
Expenses net of all reductions	1.73%	1.76%	1.77%	1.79%	1.78%
Net investment income (loss)	.26%	.45%	.18%	.26%	.30%
Supplemental Data
Net assets, end of period (in millions)	$ 385	$ 403	$ 355	$ 313	$ 220
Portfolio turnover rate E	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 32.64	$ 30.20	$ 28.22	$ 24.61	$ 21.59
Income from Investment Operations
Net investment income (loss) B	.41	.46	.37	.37 E	.31
Net realized and unrealized gain (loss)	1.46	4.02	2.47	3.52	3.01
Total from investment operations	1.87	4.48	2.84	3.89	3.32
Distributions from net investment income	(.48)	(.39)	(.40)	(.28)	(.30)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(3.05)	(2.04)	(.86)	(.28)	(.30)
Net asset value, end of period	$ 31.46	$ 32.64	$ 30.20	$ 28.22	$ 24.61
Total Return A	6.14%	15.75%	10.29%	15.88%	15.59%
Ratios to Average Net Assets C, F
Expenses before reductions	.69%	.70%	.68%	.69%	.68%
Expenses net of fee waivers, if any	.69%	.70%	.68%	.69%	.68%
Expenses net of all reductions	.68%	.69%	.66%	.67%	.65%
Net investment income (loss)	1.30%	1.52%	1.28%	1.38%	1.43%
Supplemental Data
Net assets, end of period (in millions)	$ 1,936	$ 1,893	$ 1,896	$ 1,825	$ 1,264
Portfolio turnover rate D	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,633,859
Unrealized depreciation	(224,560)
Net unrealized appreciation (depreciation)	1,409,299
Undistributed ordinary income	14,041
Undistributed long-term capital gain	376,944

Cost for federal income tax purposes	$ 5,614,281

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 102,660	$ 63,146
Long-term Capital Gains	576,879	383,156
Total	$ 679,539	$ 446,302

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,218,075 and $3,841,355, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	25%	$ 4,137	$ 343
Class T	.25%	.25%	14,988	105
Class B	.75%	.25%	3,689	2,769
Class C	.75%	.25%	4,133	415
			$ 26,947	$ 3,632

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 357
Class T	132
Class B*	455
Class C*	19
$ 963

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,889.23
Class T	5,962.20
Class B	1,124.31
Class C	1,021.25
Institutional Class	3,878.20
	$ 15,874

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,775	5.38%	$ 66

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $847.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $11,829. The weighted average interest rate was 5.50%. The interest expense amounted to $4 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 72
Class T	75
Class C	3
Institutional Class	52
$ 202

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ 18,344	$ 13,912
Class T	30,926	23,962
Class B	1,551	801
Class C	2,048	1,061
Institutional Class	28,606	23,410
Total	$ 81,475	$ 63,146
From net realized gain
Class A	$ 128,939	$ 66,709
Class T	247,901	165,930
Class B	33,852	27,943
Class C	33,144	19,759
Institutional Class	154,228	102,815
Total	$ 598,064	$ 383,156

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	14,004	16,761	$ 432,090	$ 492,031
Reinvestment of distributions	4,568	2,646	137,856	75,347
Shares redeemed	(14,484)	(10,532)	(447,000)	(308,882)
Net increase (decrease)	4,088	8,875	$ 122,946	$ 258,496
Class T
Shares sold	14,307	18,784	$ 446,079	$ 558,584
Reinvestment of distributions	8,871	6,407	270,894	184,511
Shares redeemed	(31,254)	(30,273)	(979,724)	(895,361)
Net increase (decrease)	(8,076)	(5,082)	$ (262,751)	$ (152,266)
Class B
Shares sold	1,021	1,424	$ 31,432	$ 41,973
Reinvestment of distributions	1,063	909	32,044	25,886
Shares redeemed	(5,017)	(6,229)	(154,179)	(182,395)
Net increase (decrease)	(2,933)	(3,896)	$ (90,703)	$ (114,536)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares Years ended November 30,		Dollars Years ended November 30,
	2007	2006	2007	2006
Class C
Shares sold	2,023	2,889	$ 62,453	$ 84,986
Reinvestment of distributions	1,016	628	30,685	17,917
Shares redeemed	(3,132)	(2,892)	(96,775)	(84,632)
Net increase (decrease)	(93)	625	$ (3,637)	$ 18,271
Institutional Class
Shares sold	16,561	20,122	$ 522,495	$ 602,243
Reinvestment of distributions	4,924	3,367	152,574	98,200
Shares redeemed	(17,954)	(28,267)	(565,722)	(837,636)
Net increase (decrease)	3,531	(4,778)	$ 109,347	$ (137,193)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Equity Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Equity Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Byrnes also serves as Assistant Treasurer of : other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Equity Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present).Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/24/07	12/21/07	$.098	$1.34
	1/14/08	1/11/08		$0.34

Class T	12/24/07	12/21/07	$.079	$1.34
	1/14/08	1/11/08		$0.34

Class B	12/24/07	12/21/07	$.027	$1.34
	1/14/08	1/11/08		$0.34

Class C	12/24/07	12/21/07	$.032	$1.34
	1/14/08	1/11/08		$0.34

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007 $398,316,089, or, if subsequently determined to be different, the net capital gain of such year.

A total of .08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPI-UANN-0108
1.786681.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Income
Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	6.14%	12.66%	7.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Institutional Class on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from C. Robert Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares returned 5.82%, 5.60%, 4.95% and 5.03%, respectively (excluding sales charges), outpacing the Russell 3000® Value Index, which rose 2.06% during the past year. The fund's outperformance was fueled by underweighting financial stocks, including not owning index components Washington Mutual and Countrywide Financial. However, there were some good picks within the group, such as State Street Corp. in diversified financials and insurer AFLAC. Some good picks in technology helped, including non-index chipmaker Intel. Pharmaceutical giant Merck boosted returns when litigation surrounding its VIOXX drug was settled. Overweighting industrial products manufacturer SPX and construction and engineering firm KBR helped, as did overweighting oil services companies National Oilwell Varco, Halliburton and Schlumberger. On the flip side, weak investments in the consumer staples sector hurt. Chocolate maker Hershey disappointed in response to competitive pressures and management turmoil. Underweighting the outperforming materials and utilities sectors was a negative, as was overweighting trucking company YRC Worldwide, which suffered from a heavy debt load and weakening volumes. In financials, Freddie Mac declined along with the industry, and investments in pharmaceuticals makers Amgen and Johnson & Johnson were weak as well. Lastly, overweighting two insurers - American International Group (AIG) and Marsh & McLennan - was disappointing, as both stocks failed to achieve what I considered to be their true potential.

The fund's Institutional Class shares returned 6.14%, handily outpacing the Russell 3000® Value Index, which rose 2.06% during the past year. The fund's outperformance was fueled by significantly underweighting financial stocks, including not owning index components Washington Mutual and Countrywide Financial. However, there were some good picks within the group, such as State Street Corp. in diversified financials and insurer AFLAC. Some good choices in technology helped as well, including non-index chipmaker Intel. Elsewhere, pharmaceutical giant Merck boosted returns when litigation surrounding its VIOXX drug was settled. Overweighting industrial products manufacturer SPX and construction and engineering firm KBR helped, as did overweighting oil services companies National Oilwell Varco, Halliburton and Schlumberger. On the flip side, weak investments in the consumer staples sector hurt. Chocolate maker Hershey disappointed in response to competitive pressures and management turmoil. Elsewhere, underweighting the outperforming materials and utilities sectors was a negative, as was overweighting trucking company YRC Worldwide, which suffered from a heavy debt load and weakening volumes. In financials, Freddie Mac declined along with the industry, and investments in pharmaceuticals makers Amgen and Johnson & Johnson were weak as well. Lastly, overweighting two insurers - American International Group (AIG) and Marsh & McLennan - was disappointing, as both stocks failed to achieve what I considered to be their true potential.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 955.60	$ 4.76
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 4.91
Class T
Actual	$ 1,000.00	$ 954.70	$ 5.78
HypotheticalA	$ 1,000.00	$ 1,019.15	$ 5.97
Class B
Actual	$ 1,000.00	$ 951.60	$ 8.71
HypotheticalA	$ 1,000.00	$ 1,016.14	$ 9.00
Class C
Actual	$ 1,000.00	$ 951.80	$ 8.46
HypotheticalA	$ 1,000.00	$ 1,016.39	$ 8.74
Institutional Class
Actual	$ 1,000.00	$ 957.10	$ 3.39
HypotheticalA	$ 1,000.00	$ 1,021.61	$ 3.50

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.97%
Class T	1.18%
Class B	1.78%
Class C	1.73%
Institutional Class	.69%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.1	5.4
American International Group, Inc.	4.3	4.3
AT&T, Inc.	3.2	3.8
Bank of America Corp.	2.7	2.7
General Electric Co.	2.6	2.3
Citigroup, Inc.	2.5	2.7
Wal-Mart Stores, Inc.	2.3	2.8
Halliburton Co.	2.1	2.1
Merck & Co., Inc.	2.1	2.2
JPMorgan Chase & Co.	2.1	2.0
	29.0
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.9	27.4
Energy	13.8	14.7
Industrials	12.8	12.2
Health Care	9.7	10.2
Information Technology	9.5	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.7%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	4.0%	** Foreign investments	3.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.7%
Automobiles - 0.2%
Harley-Davidson, Inc. (d)	300,000	$ 14,406
Diversified Consumer Services - 0.4%
Sotheby's Class A (ltd. vtg.)	400,000	14,980
Weight Watchers International, Inc.	200,000	9,550
		24,530
Hotels, Restaurants & Leisure - 0.9%
Panera Bread Co. Class A (a)(d)	500,000	20,035
Red Robin Gourmet Burgers, Inc. (a)	540,000	21,362
Starbucks Corp. (a)	1,000,000	23,390
		64,787
Household Durables - 0.8%
KB Home	420,000	8,774
Toll Brothers, Inc. (a)	1,000,000	20,670
Whirlpool Corp.	360,000	29,146
		58,590
Leisure Equipment & Products - 0.6%
Eastman Kodak Co.	1,440,000	33,811
Mattel, Inc.	335,300	6,699
		40,510
Media - 3.2%
EchoStar Communications Corp. Class A (a)	460,000	19,826
News Corp. Class A	1,800,000	37,926
The Walt Disney Co.	1,100,000	36,465
Time Warner, Inc.	3,000,000	51,780
Viacom, Inc. Class B (non-vtg.) (a)	1,900,000	79,838
		225,835
Multiline Retail - 0.3%
Sears Holdings Corp. (a)(d)	80,000	8,441
Target Corp.	160,000	9,610
		18,051
Specialty Retail - 1.4%
American Eagle Outfitters, Inc.	1,600,000	36,624
Big 5 Sporting Goods Corp. (e)	1,300,000	21,359
Christopher & Banks Corp.	1,100,000	17,732
Williams-Sonoma, Inc.	700,000	20,377
		96,092
Textiles, Apparel & Luxury Goods - 0.9%
Adidas-Salomon AG	560,000	37,251
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Columbia Sportswear Co. (d)	420,000	$ 20,164
Quiksilver, Inc. (a)	421,200	4,465
		61,880
TOTAL CONSUMER DISCRETIONARY		604,681
CONSUMER STAPLES - 8.8%
Beverages - 0.6%
Anheuser-Busch Companies, Inc.	720,000	37,958
Food & Staples Retailing - 3.1%
CVS Caremark Corp.	560,000	22,450
SUPERVALU, Inc.	860,000	36,008
Wal-Mart Stores, Inc.	3,300,000	158,070
		216,528
Food Products - 1.4%
General Mills, Inc.	660,000	39,699
Hershey Co. (d)	1,500,000	59,865
		99,564
Household Products - 2.1%
Clorox Co.	1,100,000	71,368
Kimberly-Clark Corp.	1,100,000	76,791
		148,159
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	860,000	38,597
Tobacco - 1.0%
Altria Group, Inc.	920,000	71,355
TOTAL CONSUMER STAPLES		612,161
ENERGY - 13.8%
Energy Equipment & Services - 4.6%
Baker Hughes, Inc.	420,000	33,713
Halliburton Co. (d)	4,100,000	150,101
National Oilwell Varco, Inc. (a)	1,340,000	91,321
Schlumberger Ltd. (NY Shares)	500,000	46,725
		321,860
Oil, Gas & Consumable Fuels - 9.2%
Chevron Corp.	1,400,000	122,878
ConocoPhillips	1,400,000	112,056
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	4,000,000	$ 356,641
Valero Energy Corp.	700,000	45,549
		637,124
TOTAL ENERGY		958,984
FINANCIALS - 26.9%
Capital Markets - 4.0%
Lehman Brothers Holdings, Inc.	1,400,000	87,682
Merrill Lynch & Co., Inc.	500,000	29,970
Morgan Stanley	900,000	47,448
State Street Corp.	1,100,000	87,879
T. Rowe Price Group, Inc.	360,000	22,133
		275,112
Commercial Banks - 3.7%
PNC Financial Services Group, Inc.	720,000	52,711
U.S. Bancorp, Delaware	1,100,000	36,399
Wachovia Corp.	3,100,000	133,300
Wells Fargo & Co.	1,100,000	35,673
		258,083
Consumer Finance - 0.5%
American Express Co.	640,000	37,747
Diversified Financial Services - 7.3%
Bank of America Corp.	4,100,000	189,133
Citigroup, Inc.	5,300,000	176,490
JPMorgan Chase & Co.	3,200,000	145,984
		511,607
Insurance - 9.1%
ACE Ltd.	320,000	19,146
AFLAC, Inc.	1,100,000	68,904
American International Group, Inc.	5,100,000	296,463
Genworth Financial, Inc. Class A (non-vtg.)	660,000	17,318
Hartford Financial Services Group, Inc.	800,000	76,256
Marsh & McLennan Companies, Inc. (d)	2,700,000	67,824
MetLife, Inc.	1,000,000	65,590
PartnerRe Ltd.	260,000	21,468
		632,969
Real Estate Investment Trusts - 0.9%
General Growth Properties, Inc.	1,400,000	65,016
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	1,700,000	$ 40,375
Thrifts & Mortgage Finance - 0.8%
Fannie Mae	580,000	22,284
Freddie Mac	900,000	31,563
		53,847
TOTAL FINANCIALS		1,874,756
HEALTH CARE - 9.7%
Biotechnology - 0.6%
Amgen, Inc. (a)	800,000	44,200
Health Care Equipment & Supplies - 2.6%
Baxter International, Inc.	460,000	27,540
Becton, Dickinson & Co.	920,000	76,112
Covidien Ltd.	1,800,000	72,198
Zimmer Holdings, Inc. (a)	58,200	3,767
		179,617
Health Care Providers & Services - 1.6%
Medco Health Solutions, Inc. (a)	320,000	31,997
Patterson Companies, Inc. (a)	820,000	26,388
UnitedHealth Group, Inc.	1,000,000	55,000
		113,385
Health Care Technology - 0.5%
IMS Health, Inc.	1,300,000	30,355
Pharmaceuticals - 4.4%
Eli Lilly & Co.	457,100	24,203
Johnson & Johnson	1,210,000	81,965
Merck & Co., Inc.	2,500,000	148,400
Pfizer, Inc.	2,100,000	49,896
		304,464
TOTAL HEALTH CARE		672,021
INDUSTRIALS - 12.8%
Aerospace & Defense - 3.2%
General Dynamics Corp.	440,000	39,063
Honeywell International, Inc.	660,000	37,369
Lockheed Martin Corp.	360,000	39,841
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	380,000	$ 35,165
United Technologies Corp.	980,000	73,275
		224,713
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. Class B (d)	920,000	67,786
Airlines - 0.3%
Delta Air Lines, Inc. (a)	900,000	17,784
Construction & Engineering - 1.0%
KBR, Inc.	1,800,000	71,676
Electrical Equipment - 0.2%
Thomas & Betts Corp. (a)	189,700	10,312
Industrial Conglomerates - 3.6%
3M Co.	840,000	69,938
General Electric Co.	4,700,000	179,963
		249,901
Machinery - 2.2%
Caterpillar, Inc.	720,000	51,768
Deere & Co.	180,000	30,924
Illinois Tool Works, Inc.	700,000	38,850
SPX Corp.	320,000	32,563
		154,105
Road & Rail - 1.3%
Burlington Northern Santa Fe Corp.	920,000	76,838
YRC Worldwide, Inc. (a)	900,000	15,939
		92,777
TOTAL INDUSTRIALS		889,054
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.3%
Cisco Systems, Inc. (a)	1,300,000	36,426
Corning, Inc.	1,500,000	36,435
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	700,000	17,122
		89,983
Computers & Peripherals - 2.4%
Hewlett-Packard Co.	1,000,000	51,160
International Business Machines Corp.	1,100,000	115,698
		166,858
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 1.3%
Arrow Electronics, Inc. (a)	820,000	$ 30,348
Jabil Circuit, Inc.	1,000,000	16,950
Tyco Electronics Ltd.	1,100,000	41,129
		88,427
Internet Software & Services - 0.3%
Yahoo!, Inc. (a)	800,000	21,448
IT Services - 0.6%
Accenture Ltd. Class A	540,000	18,662
The Western Union Co.	960,000	21,696
		40,358
Office Electronics - 0.2%
Zebra Technologies Corp. Class A (a)	327,500	12,632
Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials, Inc.	2,000,000	37,660
Intel Corp.	3,300,000	86,064
National Semiconductor Corp.	1,400,000	32,004
		155,728
Software - 1.2%
Intuit, Inc. (a)	380,000	11,142
Microsoft Corp.	1,200,000	40,320
Oracle Corp. (a)	860,000	17,355
Parametric Technology Corp. (a)	1,160,000	19,372
		88,189
TOTAL INFORMATION TECHNOLOGY		663,623
MATERIALS - 2.2%
Chemicals - 1.4%
Airgas, Inc.	1,200,000	59,376
Sigma Aldrich Corp.	660,000	34,749
		94,125
Metals & Mining - 0.8%
Alcoa, Inc.	1,100,000	40,007
Carpenter Technology Corp.	240,000	18,108
		58,115
TOTAL MATERIALS		152,240
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.5%
AT&T, Inc.	5,800,000	$ 221,618
Verizon Communications, Inc.	2,200,000	95,062
		316,680
UTILITIES - 2.8%
Electric Utilities - 2.8%
Entergy Corp.	360,000	43,034
Exelon Corp.	780,000	63,235
FirstEnergy Corp.	300,000	20,568
PPL Corp.	660,000	33,634
Reliant Energy, Inc. (a)	1,300,000	33,852
		194,323
TOTAL COMMON STOCKS (Cost $5,525,571)		6,938,523
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 4.73% (b)	26,952,567	26,953
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	58,103,625	58,104
TOTAL MONEY MARKET FUNDS (Cost $85,057)		85,057
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $5,610,628)		7,023,580
NET OTHER ASSETS - (0.9)%		(60,358)
NET ASSETS - 100%		$ 6,963,222
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,189
Fidelity Securities Lending Cash Central Fund	847
Total	$ 3,036
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Big 5 Sporting Goods Corp.	$ 19,087	$ 13,203	$ -	$ 419	$ 21,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $57,054) - See accompanying schedule: Unaffiliated issuers (cost $5,496,970)	$ 6,917,164
Fidelity Central Funds (cost $85,057)	85,057
Other affiliated issuers (cost $28,601)	21,359
Total Investments (cost $5,610,628)		$ 7,023,580
Receivable for investments sold		169,211
Receivable for fund shares sold		4,442
Dividends receivable		14,250
Distributions receivable from Fidelity Central Funds		452
Other receivables		151
Total assets		7,212,086

Liabilities
Payable to custodian bank	$ 1,370
Payable for investments purchased	169,893
Payable for fund shares redeemed	13,258
Accrued management fee	2,613
Distribution fees payable	2,039
Other affiliated payables	1,403
Other payables and accrued expenses	184
Collateral on securities loaned, at value	58,104
Total liabilities		248,864

Net Assets		$ 6,963,222
Net Assets consist of:
Paid in capital		$ 5,112,845
Undistributed net investment income		13,908
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		423,517
Net unrealized appreciation (depreciation) on investments		1,412,952
Net Assets		$ 6,963,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,618,116 ÷ 52,820 shares)	$ 30.63

Maximum offering price per share (100/94.25 of $30.63)	$ 32.50
Class T: Net Asset Value and redemption price per share ($2,710,655 ÷ 87,414 shares)	$ 31.01

Maximum offering price per share (100/96.50 of $31.01)	$ 32.13
Class B: Net Asset Value and offering price per share ($313,983 ÷ 10,236 shares)A	$ 30.67

Class C: Net Asset Value and offering price per share ($384,738 ÷ 12,531 shares)A	$ 30.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,935,730 ÷ 61,536 shares)	$ 31.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends (including $419 earned from other affiliated issuers)		$ 142,805
Interest		16
Income from Fidelity Central Funds		3,036
Total income		145,857

Expenses
Management fee	$ 33,702
Transfer agent fees	15,874
Distribution fees	26,947
Accounting and security lending fees	1,192
Custodian fees and expenses	95
Independent trustees' compensation	26
Registration fees	222
Audit	100
Legal	71
Interest	70
Miscellaneous	56
Total expenses before reductions	78,355
Expense reductions	(330)	78,025
Net investment income (loss)		67,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	426,499
Foreign currency transactions	(17)
Total net realized gain (loss)		426,482
Change in net unrealized appreciation (depreciation) on investment securities		(70,119)
Net gain (loss)		356,363
Net increase (decrease) in net assets resulting from operations		$ 424,195

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 67,832	$ 76,759
Net realized gain (loss)	426,482	647,228
Change in net unrealized appreciation (depreciation)	(70,119)	262,304
Net increase (decrease) in net assets resulting from operations	424,195	986,291
Distributions to shareholders from net investment income	(81,475)	(63,146)
Distributions to shareholders from net realized gain	(598,064)	(383,156)
Total distributions	(679,539)	(446,302)
Share transactions - net increase (decrease)	(124,798)	(127,228)
Total increase (decrease) in net assets	(380,142)	412,761

Net Assets
Beginning of period	7,343,364	6,930,603
End of period (including undistributed net investment income of $13,908 and undistributed net investment income of $27,416, respectively)	$ 6,963,222	$ 7,343,364

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.82	$ 29.49	$ 27.59	$ 24.07	$ 21.12
Income from Investment Operations
Net investment income (loss) C	.32	.36	.27	.28 F	.24
Net realized and unrealized gain (loss)	1.41	3.93	2.41	3.44	2.94
Total from investment operations	1.73	4.29	2.68	3.72	3.18
Distributions from net investment income	(.35)	(.31)	(.32)	(.20)	(.23)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(2.92)	(1.96)	(.78)	(.20)	(.23)
Net asset value, end of period	$ 30.63	$ 31.82	$ 29.49	$ 27.59	$ 24.07
Total Return A, B	5.82%	15.44%	9.91%	15.51%	15.22%
Ratios to Average Net Assets D, G
Expenses before reductions	.97%	.99%	1.00%	1.01%	1.01%
Expenses net of fee waivers, if any	.97%	.99%	1.00%	1.01%	1.01%
Expenses net of all reductions	.96%	.98%	.98%	.99%	.98%
Net investment income (loss)	1.02%	1.23%	.96%	1.06%	1.10%
Supplemental Data
Net assets, end of period (in millions)	$ 1,618	$ 1,551	$ 1,176	$ 870	$ 589
Portfolio turnover rate E	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 32.22	$ 29.83	$ 27.89	$ 24.34	$ 21.36
Income from Investment Operations
Net investment income (loss) C	.25	.30	.21	.22 F	.19
Net realized and unrealized gain (loss)	1.44	3.98	2.44	3.49	2.98
Total from investment operations	1.69	4.28	2.65	3.71	3.17
Distributions from net investment income	(.33)	(.24)	(.25)	(.16)	(.19)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(2.90)	(1.89)	(.71)	(.16)	(.19)
Net asset value, end of period	$ 31.01	$ 32.22	$ 29.83	$ 27.89	$ 24.34
Total Return A, B	5.60%	15.19%	9.68%	15.28%	14.97%
Ratios to Average Net Assets D, G
Expenses before reductions	1.18%	1.20%	1.22%	1.23%	1.25%
Expenses net of fee waivers, if any	1.18%	1.20%	1.22%	1.23%	1.25%
Expenses net of all reductions	1.18%	1.19%	1.19%	1.22%	1.22%
Net investment income (loss)	.81%	1.02%	.75%	.83%	.86%
Supplemental Data
Net assets, end of period (in millions)	$ 2,711	$ 3,076	$ 3,000	$ 2,896	$ 2,289
Portfolio turnover rate E	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.89	$ 29.54	$ 27.62	$ 24.13	$ 21.18
Income from Investment Operations
Net investment income (loss) C	.06	.11	.03	.06 F	.06
Net realized and unrealized gain (loss)	1.41	3.94	2.42	3.45	2.95
Total from investment operations	1.47	4.05	2.45	3.51	3.01
Distributions from net investment income	(.12)	(.05)	(.07)	(.02)	(.06)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(2.69)	(1.70)	(.53)	(.02)	(.06)
Net asset value, end of period	$ 30.67	$ 31.89	$ 29.54	$ 27.62	$ 24.13
Total Return A, B	4.95%	14.46%	9.00%	14.55%	14.25%
Ratios to Average Net Assets D, G
Expenses before reductions	1.79%	1.83%	1.85%	1.86%	1.85%
Expenses net of fee waivers, if any	1.79%	1.83%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.79%	1.82%	1.83%	1.84%	1.82%
Net investment income (loss)	.20%	.39%	.12%	.22%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 314	$ 420	$ 504	$ 573	$ 531
Portfolio turnover rate E	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.93	$ 29.59	$ 27.68	$ 24.17	$ 21.22
Income from Investment Operations
Net investment income (loss) C	.08	.13	.05	.07 F	.06
Net realized and unrealized gain (loss)	1.42	3.95	2.42	3.46	2.96
Total from investment operations	1.50	4.08	2.47	3.53	3.02
Distributions from net investment income	(.16)	(.09)	(.10)	(.02)	(.07)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(2.73)	(1.74)	(.56)	(.02)	(.07)
Net asset value, end of period	$ 30.70	$ 31.93	$ 29.59	$ 27.68	$ 24.17
Total Return A, B	5.03%	14.52%	9.07%	14.61%	14.27%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.76%	1.79%	1.81%	1.81%
Expenses net of fee waivers, if any	1.73%	1.76%	1.79%	1.81%	1.81%
Expenses net of all reductions	1.73%	1.76%	1.77%	1.79%	1.78%
Net investment income (loss)	.26%	.45%	.18%	.26%	.30%
Supplemental Data
Net assets, end of period (in millions)	$ 385	$ 403	$ 355	$ 313	$ 220
Portfolio turnover rate E	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 32.64	$ 30.20	$ 28.22	$ 24.61	$ 21.59
Income from Investment Operations
Net investment income (loss) B	.41	.46	.37	.37 E	.31
Net realized and unrealized gain (loss)	1.46	4.02	2.47	3.52	3.01
Total from investment operations	1.87	4.48	2.84	3.89	3.32
Distributions from net investment income	(.48)	(.39)	(.40)	(.28)	(.30)
Distributions from net realized gain	(2.57)	(1.65)	(.46)	-	-
Total distributions	(3.05)	(2.04)	(.86)	(.28)	(.30)
Net asset value, end of period	$ 31.46	$ 32.64	$ 30.20	$ 28.22	$ 24.61
Total Return A	6.14%	15.75%	10.29%	15.88%	15.59%
Ratios to Average Net Assets C, F
Expenses before reductions	.69%	.70%	.68%	.69%	.68%
Expenses net of fee waivers, if any	.69%	.70%	.68%	.69%	.68%
Expenses net of all reductions	.68%	.69%	.66%	.67%	.65%
Net investment income (loss)	1.30%	1.52%	1.28%	1.38%	1.43%
Supplemental Data
Net assets, end of period (in millions)	$ 1,936	$ 1,893	$ 1,896	$ 1,825	$ 1,264
Portfolio turnover rate D	44%	56%	45%	33%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,633,859
Unrealized depreciation	(224,560)
Net unrealized appreciation (depreciation)	1,409,299
Undistributed ordinary income	14,041
Undistributed long-term capital gain	376,944

Cost for federal income tax purposes	$ 5,614,281

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 102,660	$ 63,146
Long-term Capital Gains	576,879	383,156
Total	$ 679,539	$ 446,302

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,218,075 and $3,841,355, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	25%	$ 4,137	$ 343
Class T	.25%	.25%	14,988	105
Class B	.75%	.25%	3,689	2,769
Class C	.75%	.25%	4,133	415
			$ 26,947	$ 3,632

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 357
Class T	132
Class B*	455
Class C*	19
$ 963

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,889.23
Class T	5,962.20
Class B	1,124.31
Class C	1,021.25
Institutional Class	3,878.20
	$ 15,874

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,775	5.38%	$ 66

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $847.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $11,829. The weighted average interest rate was 5.50%. The interest expense amounted to $4 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 72
Class T	75
Class C	3
Institutional Class	52
$ 202

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ 18,344	$ 13,912
Class T	30,926	23,962
Class B	1,551	801
Class C	2,048	1,061
Institutional Class	28,606	23,410
Total	$ 81,475	$ 63,146
From net realized gain
Class A	$ 128,939	$ 66,709
Class T	247,901	165,930
Class B	33,852	27,943
Class C	33,144	19,759
Institutional Class	154,228	102,815
Total	$ 598,064	$ 383,156

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended November 30,		Dollars Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	14,004	16,761	$ 432,090	$ 492,031
Reinvestment of distributions	4,568	2,646	137,856	75,347
Shares redeemed	(14,484)	(10,532)	(447,000)	(308,882)
Net increase (decrease)	4,088	8,875	$ 122,946	$ 258,496
Class T
Shares sold	14,307	18,784	$ 446,079	$ 558,584
Reinvestment of distributions	8,871	6,407	270,894	184,511
Shares redeemed	(31,254)	(30,273)	(979,724)	(895,361)
Net increase (decrease)	(8,076)	(5,082)	$ (262,751)	$ (152,266)
Class B
Shares sold	1,021	1,424	$ 31,432	$ 41,973
Reinvestment of distributions	1,063	909	32,044	25,886
Shares redeemed	(5,017)	(6,229)	(154,179)	(182,395)
Net increase (decrease)	(2,933)	(3,896)	$ (90,703)	$ (114,536)

Annual Report

13. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares Years ended November 30,		Dollars Years ended November 30,
	2007	2006	2007	2006
Class C
Shares sold	2,023	2,889	$ 62,453	$ 84,986
Reinvestment of distributions	1,016	628	30,685	17,917
Shares redeemed	(3,132)	(2,892)	(96,775)	(84,632)
Net increase (decrease)	(93)	625	$ (3,637)	$ 18,271
Institutional Class
Shares sold	16,561	20,122	$ 522,495	$ 602,243
Reinvestment of distributions	4,924	3,367	152,574	98,200
Shares redeemed	(17,954)	(28,267)	(565,722)	(837,636)
Net increase (decrease)	3,531	(4,778)	$ 109,347	$ (137,193)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Equity Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Equity Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Byrnes also serves as Assistant Treasurer of : other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Equity Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present).Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/24/07	12/21/07	$.122	$1.34
	1/14/08	1/11/08	$0.00	$0.34

The fund hereby designates as capital gain dividend with respect to the taxable year ended November 30, 2007, $398,316,089, or, if subsequently determined to be different, the net capital gain of such year.

A total of .08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPII-UANN-0108
1.786682.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity® Advisor Equity Value Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell 3000® Value Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	2.91%	11.21%	6.48%
Class T (incl. 3.50% sales charge)	5.18%	11.45%	6.61%
Class B (incl. contingent deferred sales charge)B	3.83%	11.46%	6.67%
Class C (incl. contingent deferred sales charge)C	7.50%	11.72%	6.65%

A From May 9, 2001.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 years and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 years and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Value Fund - Class T on May 9, 2001, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Scott Offen, Portfolio Manager of Fidelity® Advisor Equity Value Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months ending November 30, 2007, the fund's Class A, Class T, Class B and Class C shares returned 9.19%, 8.99%, 8.51% and 8.43%, respectively (excluding sales charges), outperforming the 2.06% gain of the Russell 3000® Value Index. Favorable stock selection and an underweighting in financials helped relative returns, as did successful security selection in technology, although overweighting this latter group offset some of the gains. Strong security selection in industrials and energy also proved fruitful. Conversely, less-successful stock selection in consumer discretionary and consumer staples stocks hurt relative returns. Top performers included energy services company National Oilwell Varco, French video-game maker Ubisoft Entertainment, construction and engineering firms Shaw Group and Fluor, oil rig manufacturer Transocean and Diamond Offshore Drilling. Underweighting index component Citigroup, a financial services company, also helped. Underweighted positions in energy companies ConocoPhillips and Exxon Mobil hurt relative performance, as did not owning energy firm Chevron. Underweighting General Electric and not owning pharmaceutical company Johnson & Johnson detracted further. Some of the stocks I've mentioned here were not included in the index and/or were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 967.50	$ 6.17
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 966.60	$ 7.39
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 964.50	$ 9.85
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 964.40	$ 9.85
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 969.50	$ 4.54
HypotheticalA	$ 1,000.00	$ 1,020.46	$ 4.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.92%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.0	0.0
AT&T, Inc.	2.9	3.0
JPMorgan Chase & Co.	2.4	2.9
Bank of America Corp.	2.1	1.5
Citigroup, Inc.	2.1	2.1
Merck & Co., Inc.	1.5	1.5
Procter & Gamble Co.	1.4	0.0
General Electric Co.	1.4	0.0
Amphenol Corp. Class A	1.3	0.7
Verizon Communications, Inc.	1.3	1.5
	19.4
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	24.4
Information Technology	16.4	17.4
Energy	13.1	14.4
Industrials	12.3	9.4
Consumer Discretionary	7.3	8.2
Asset Allocation (% of fund's net assets)
As of November 30, 2007*		As of May 31, 2007**
	Stocks 97.9%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	11.6%	** Foreign investments	13.0%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Automobiles - 0.2%
Winnebago Industries, Inc.	14,700	$ 316,344
Diversified Consumer Services - 0.7%
Service Corp. International	57,800	767,584
Stewart Enterprises, Inc. Class A	37,400	306,680
		1,074,264
Hotels, Restaurants & Leisure - 1.8%
Accor SA	5,200	440,085
IHOP Corp.	11,900	603,806
McCormick & Schmick's Seafood Restaurants (a)	2,829	41,473
McDonald's Corp.	20,100	1,175,247
WMS Industries, Inc. (a)	15,450	516,030
		2,776,641
Household Durables - 1.3%
Bassett Furniture Industries, Inc.	13,382	119,100
Beazer Homes USA, Inc. (d)	14,100	119,709
Black & Decker Corp.	6,600	545,490
Newell Rubbermaid, Inc.	16,300	436,514
The Stanley Works	6,890	359,314
Whirlpool Corp.	3,900	315,744
		1,895,871
Leisure Equipment & Products - 0.7%
Brunswick Corp.	12,013	244,945
Eastman Kodak Co.	17,600	413,248
MarineMax, Inc. (a)	3,959	64,730
Polaris Industries, Inc.	6,400	291,584
		1,014,507
Media - 1.1%
Dolan Media Co.	3,200	84,800
E.W. Scripps Co. Class A	11,300	490,985
News Corp.:
Class A	13,700	288,659
Class B	1,400	30,352
R.H. Donnelley Corp. (a)	7,900	350,918
Spanish Broadcasting System, Inc. Class A (a)	30,300	58,176
Viacom, Inc. Class B (non-vtg.) (a)	6,800	285,736
		1,589,626
Multiline Retail - 0.3%
Retail Ventures, Inc. (a)	5,976	41,473
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Sears Holdings Corp. (a)	2,500	$ 263,775
Tuesday Morning Corp.	16,100	119,784
		425,032
Specialty Retail - 1.0%
AutoZone, Inc. (a)	1,000	111,630
Citi Trends, Inc. (a)	9,100	140,595
Foot Locker, Inc.	35,000	456,750
OfficeMax, Inc.	10,000	249,300
Shoe Carnival, Inc. (a)	7,554	87,929
The Children's Place Retail Stores, Inc. (a)	18,414	524,062
		1,570,266
Textiles, Apparel & Luxury Goods - 0.2%
Lululemon Athletica, Inc.	300	11,001
VF Corp.	3,600	269,244
		280,245
TOTAL CONSUMER DISCRETIONARY		10,942,796
CONSUMER STAPLES - 6.5%
Beverages - 0.2%
Remy Cointreau SA	3,918	284,987
Food & Staples Retailing - 1.0%
Kroger Co.	13,000	373,750
Rite Aid Corp. (a)	132,000	491,040
SUPERVALU, Inc.	7,300	305,651
The Pantry, Inc. (a)	4,700	135,313
Winn-Dixie Stores, Inc. (a)	10,400	196,664
		1,502,418
Food Products - 1.9%
BioMar Holding AS	7,700	286,234
Bunge Ltd.	4,800	539,232
Cermaq ASA	22,500	283,927
Chiquita Brands International, Inc. (a)	42,108	808,053
Corn Products International, Inc.	8,400	330,372
Marine Harvest ASA (a)	348,000	217,688
Tyson Foods, Inc. Class A	24,700	368,277
		2,833,783
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 1.7%
Energizer Holdings, Inc. (a)	4,200	$ 477,246
Procter & Gamble Co.	28,700	2,123,800
		2,601,046
Personal Products - 0.7%
Avon Products, Inc.	22,700	931,835
Shiseido Co. Ltd.	3,000	71,933
		1,003,768
Tobacco - 1.0%
Altria Group, Inc.	14,430	1,119,191
Japan Tobacco, Inc.	77	437,206
		1,556,397
TOTAL CONSUMER STAPLES		9,782,399
ENERGY - 13.1%
Energy Equipment & Services - 2.1%
FMC Technologies, Inc. (a)	14,320	795,906
National Oilwell Varco, Inc. (a)	10,600	722,390
Oceaneering International, Inc. (a)	14,000	893,340
Transocean, Inc. (a)	5,479	752,212
		3,163,848
Oil, Gas & Consumable Fuels - 11.0%
BP PLC sponsored ADR	1,900	138,206
Cabot Oil & Gas Corp.	21,096	726,124
Canadian Natural Resources Ltd.	11,100	720,720
Chesapeake Energy Corp.	20,300	768,355
CONSOL Energy, Inc.	24,600	1,458,288
Exxon Mobil Corp.	51,075	4,553,844
Forest Oil Corp. (a)	13,200	621,456
Occidental Petroleum Corp.	10,700	746,539
Patriot Coal Corp. (a)	2,210	74,720
Peabody Energy Corp.	22,100	1,229,644
Plains Exploration & Production Co. (a)	33,500	1,688,735
Quicksilver Resources, Inc. (a)	14,500	733,700
Range Resources Corp.	19,766	804,081
SandRidge Energy, Inc.	900	28,575
Southwestern Energy Co. (a)	15,900	791,343
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	11,289	$ 734,575
Williams Companies, Inc.	22,300	774,033
		16,592,938
TOTAL ENERGY		19,756,786
FINANCIALS - 22.7%
Capital Markets - 2.9%
Ares Capital Corp.	30,800	463,848
Bank of New York Mellon Corp.	16,049	769,710
Bear Stearns Companies, Inc.	9,325	929,703
Franklin Resources, Inc.	2,700	332,586
Janus Capital Group, Inc.	15,200	510,264
Lehman Brothers Holdings, Inc.	21,900	1,371,597
		4,377,708
Commercial Banks - 1.7%
PNC Financial Services Group, Inc.	5,700	417,297
Wachovia Corp.	14,300	614,900
Wells Fargo & Co.	45,200	1,465,836
		2,498,033
Diversified Financial Services - 6.6%
Bank of America Corp.	67,280	3,103,626
Citigroup, Inc.	92,700	3,086,910
JPMorgan Chase & Co.	79,900	3,645,038
		9,835,574
Insurance - 8.2%
AFLAC, Inc.	11,400	714,096
AMBAC Financial Group, Inc.	6,800	185,164
American Equity Investment Life Holding Co.	1,040	9,370
American International Group, Inc.	27,990	1,627,059
Aspen Insurance Holdings Ltd.	59,428	1,711,526
Axis Capital Holdings Ltd.	18,056	688,656
Endurance Specialty Holdings Ltd.	40,600	1,639,834
Everest Re Group Ltd.	6,600	692,538
Hartford Financial Services Group, Inc.	6,000	571,920
MBIA, Inc.	3,900	142,389
MetLife, Inc.	7,700	505,043
National Financial Partners Corp.	9,400	426,760
Platinum Underwriters Holdings Ltd.	46,491	1,688,553
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Principal Financial Group, Inc.	8,700	$ 569,763
Prudential Financial, Inc.	7,600	715,464
RenaissanceRe Holdings Ltd.	7,800	461,058
		12,349,193
Real Estate Investment Trusts - 1.3%
Annaly Capital Management, Inc.	51,900	893,199
Chimera Investment Corp.	30,100	466,851
Home Properties, Inc.	13,500	610,065
		1,970,115
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	39,000	926,250
Thrifts & Mortgage Finance - 1.4%
Countrywide Financial Corp.	27,100	293,222
Downey Financial Corp.	3,900	162,279
Fannie Mae	19,000	729,980
Freddie Mac	7,900	277,053
New York Community Bancorp, Inc.	35,300	656,933
		2,119,467
TOTAL FINANCIALS		34,076,340
HEALTH CARE - 5.6%
Biotechnology - 0.2%
Amgen, Inc. (a)	4,000	221,000
Health Care Equipment & Supplies - 2.4%
American Medical Systems Holdings, Inc. (a)	22,993	314,314
Becton, Dickinson & Co.	11,500	951,395
C.R. Bard, Inc.	12,300	1,039,719
Covidien Ltd.	11,425	458,257
Hillenbrand Industries, Inc.	8,100	436,104
Varian Medical Systems, Inc. (a)	9,200	459,632
		3,659,421
Health Care Providers & Services - 1.0%
Amedisys, Inc. (a)	12,100	516,186
DaVita, Inc. (a)	8,500	526,660
MWI Veterinary Supply, Inc. (a)	12,300	517,584
		1,560,430
Health Care Technology - 0.3%
Cerner Corp. (a)	7,800	466,050
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.7%
Merck & Co., Inc.	36,300	$ 2,154,768
Wyeth	7,100	348,610
		2,503,378
TOTAL HEALTH CARE		8,410,279
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.6%
General Dynamics Corp.	9,300	825,654
Honeywell International, Inc.	17,100	968,202
Lockheed Martin Corp.	4,600	509,082
Precision Castparts Corp.	3,800	559,892
United Technologies Corp.	13,600	1,016,872
		3,879,702
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	6,100	449,448
Airlines - 0.3%
Delta Air Lines, Inc. (a)	7,000	138,320
UAL Corp. (a)	3,200	131,008
US Airways Group, Inc. (a)	9,200	191,084
		460,412
Commercial Services & Supplies - 0.9%
Diamond Management & Technology Consultants, Inc.	17,854	132,655
Dun & Bradstreet Corp.	2,900	258,767
Equifax, Inc.	3,500	130,305
IHS, Inc. Class A (a)	2,800	196,392
The Brink's Co.	2,200	140,756
Waste Management, Inc.	14,600	501,072
		1,359,947
Construction & Engineering - 1.1%
Shaw Group, Inc. (a)	25,728	1,631,670
Electrical Equipment - 0.2%
Cooper Industries Ltd. Class A	5,100	256,122
Industrial Conglomerates - 2.5%
General Electric Co.	54,600	2,090,634
Siemens AG sponsored ADR	11,100	1,684,647
		3,775,281
Machinery - 3.1%
Cummins, Inc.	1,200	140,280
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Eaton Corp.	3,000	$ 267,930
Flowserve Corp.	11,646	1,095,772
Illinois Tool Works, Inc.	7,700	427,350
Oshkosh Truck Co.	6,500	312,585
Pentair, Inc.	17,500	593,600
SPX Corp.	16,800	1,709,568
Sulzer AG (Reg.)	83	125,167
		4,672,252
Road & Rail - 1.1%
Knight Transportation, Inc.	16,800	255,360
Landstar System, Inc.	6,600	262,548
P.A.M. Transportation Services, Inc. (a)	8,100	121,581
Ryder System, Inc.	6,700	290,512
Union Pacific Corp.	5,900	744,226
		1,674,227
Trading Companies & Distributors - 0.2%
Rush Enterprises, Inc. Class A (a)	24,772	390,407
TOTAL INDUSTRIALS		18,549,468
INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 1.9%
Alcatel-Lucent SA sponsored ADR	20,600	166,860
Cisco Systems, Inc. (a)	15,200	425,904
Comverse Technology, Inc. (a)	14,000	226,800
F5 Networks, Inc. (a)	5,300	140,026
Juniper Networks, Inc. (a)	18,000	534,960
Motorola, Inc.	27,700	442,369
Nokia Corp. sponsored ADR	24,500	963,585
		2,900,504
Computers & Peripherals - 2.6%
Hewlett-Packard Co.	17,800	910,648
International Business Machines Corp.	11,800	1,241,124
NCR Corp. (a)	25,400	608,076
Network Appliance, Inc. (a)	10,300	254,513
Sun Microsystems, Inc. (a)	5,575	115,849
Western Digital Corp. (a)	28,700	792,981
		3,923,191
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 3.4%
Agilent Technologies, Inc. (a)	11,700	$ 442,611
Amphenol Corp. Class A	46,100	1,998,435
Arrow Electronics, Inc. (a)	16,581	613,663
Avnet, Inc. (a)	16,003	552,104
Flextronics International Ltd. (a)	44,300	529,828
Ingram Micro, Inc. Class A (a)	14,300	284,570
Mellanox Technologies Ltd.	8,600	152,564
SYNNEX Corp. (a)	14,372	296,926
Tyco Electronics Ltd.	6,125	229,014
		5,099,715
Internet Software & Services - 0.5%
VeriSign, Inc. (a)	19,800	809,820
Semiconductors & Semiconductor Equipment - 6.4%
Advanced Micro Devices, Inc. (a)	29,206	285,051
Analog Devices, Inc.	7,800	240,084
Applied Materials, Inc.	30,300	570,549
Broadcom Corp. Class A (a)	18,600	497,364
Cirrus Logic, Inc. (a)	25,800	147,060
Cypress Semiconductor Corp. (a)	12,300	408,606
Diodes, Inc. (a)	17,029	500,993
Fairchild Semiconductor International, Inc. (a)	20,600	326,716
Hittite Microwave Corp. (a)	18,200	786,058
Infineon Technologies AG sponsored ADR (a)	20,100	237,984
Integrated Device Technology, Inc. (a)	42,000	509,460
Intel Corp.	29,100	758,928
Intersil Corp. Class A	12,400	309,256
Linear Technology Corp.	8,300	252,818
Marvell Technology Group Ltd. (a)	16,137	241,087
Maxim Integrated Products, Inc.	13,900	322,341
Microchip Technology, Inc.	7,600	218,804
MIPS Technologies, Inc. (a)	33,500	190,280
National Semiconductor Corp.	16,100	368,046
Nec Electronics Corp. (a)	11,300	316,928
ON Semiconductor Corp. (a)	102,400	941,056
RF Micro Devices, Inc. (a)	35,000	202,300
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,700	155,744
Tower Semicondutor Ltd. (a)	100,700	155,078
Volterra Semiconductor Corp. (a)	52,461	649,467
		9,592,058
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 1.6%
Electronic Arts, Inc. (a)	9,200	$ 516,948
Microsoft Corp.	21,600	725,760
Symantec Corp. (a)	20,000	356,000
Ubisoft Entertainment SA (a)	8,300	722,599
		2,321,307
TOTAL INFORMATION TECHNOLOGY		24,646,595
MATERIALS - 3.4%
Chemicals - 1.8%
Albemarle Corp.	9,300	410,502
Arkema (a)	4,200	265,929
Celanese Corp. Class A	16,985	673,965
Monsanto Co.	9,100	904,267
Nalco Holding Co.	13,100	313,876
Tronox, Inc. Class A	14,100	116,325
		2,684,864
Metals & Mining - 1.5%
Alcoa, Inc.	15,300	556,461
Goldcorp, Inc.	10,800	349,000
Titanium Metals Corp.	44,000	1,305,480
		2,210,941
Paper & Forest Products - 0.1%
Neenah Paper, Inc.	7,700	232,386
TOTAL MATERIALS		5,128,191
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.4%
AT&T, Inc.	112,777	4,309,209
Qwest Communications International, Inc. (a)	49,000	324,870
Verizon Communications, Inc.	46,000	1,987,660
		6,621,739
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	3,700	168,498
Crown Castle International Corp. (a)	3,900	163,605
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
NII Holdings, Inc. (a)	1,700	$ 93,772
SBA Communications Corp. Class A (a)	4,400	164,736
		590,611
TOTAL TELECOMMUNICATION SERVICES		7,212,350
UTILITIES - 5.8%
Electric Utilities - 2.1%
Allegheny Energy, Inc.	12,900	783,675
Entergy Corp.	3,900	466,206
PPL Corp.	36,300	1,849,848
		3,099,729
Independent Power Producers & Energy Traders - 1.6%
AES Corp. (a)	56,900	1,243,265
Constellation Energy Group, Inc.	12,220	1,224,566
		2,467,831
Multi-Utilities - 2.1%
CMS Energy Corp.	73,100	1,274,133
Public Service Enterprise Group, Inc.	4,000	382,960
Wisconsin Energy Corp.	32,400	1,550,016
		3,207,109
TOTAL UTILITIES		8,774,669
TOTAL COMMON STOCKS (Cost $135,680,476)		147,279,873
Convertible Bonds - 0.0%
	Principal Amount
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp. 0% 4/15/24	$ 30,000	33,426
TOTAL CONVERTIBLE BONDS (Cost $32,025)		33,426
Money Market Funds - 4.3%
	Shares	Value
Fidelity Cash Central Fund, 4.73% (b)	6,273,780	$ 6,273,780
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	85,250	85,250
TOTAL MONEY MARKET FUNDS (Cost $6,359,030)		6,359,030
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $142,071,531)		153,672,329
NET OTHER ASSETS - (2.2)%		(3,245,024)
NET ASSETS - 100%		$ 150,427,305
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 119,909
Fidelity Securities Lending Cash Central Fund	2,407
Total	$ 122,316
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.4%
Bermuda	5.8%
Germany	1.3%
France	1.3%
Others (individually less than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $93,390) - See accompanying schedule: Unaffiliated issuers (cost $135,712,501)	$ 147,313,299
Fidelity Central Funds (cost $6,359,030)	6,359,030
Total Investments (cost $142,071,531)		$ 153,672,329
Receivable for investments sold		1,864,598
Receivable for fund shares sold		259,171
Dividends receivable		190,095
Distributions receivable from Fidelity Central Funds		19,419
Other receivables		879
Total assets		156,006,491

Liabilities
Payable for investments purchased	$ 4,899,503
Payable for fund shares redeemed	328,362
Accrued management fee	73,304
Distribution fees payable	67,824
Other affiliated payables	43,357
Other payables and accrued expenses	81,586
Collateral on securities loaned, at value	85,250
Total liabilities		5,579,186

Net Assets		$ 150,427,305
Net Assets consist of:
Paid in capital		$ 133,470,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,355,750
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,600,919
Net Assets		$ 150,427,305

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($43,917,139 ÷ 3,595,744 shares)	$ 12.21

Maximum offering price per share (100/94.25 of $12.21)	$ 12.95
Class T: Net Asset Value and redemption price per share ($62,517,956 ÷ 5,150,461 shares)	$ 12.14

Maximum offering price per share (100/96.50 of $12.14)	$ 12.58
Class B: Net Asset Value and offering price per share ($19,276,555 ÷ 1,612,352 shares)A	$ 11.96

Class C: Net Asset Value and offering price per share ($20,037,758 ÷ 1,679,377 shares)A	$ 11.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,677,897 ÷ 377,977 shares)	$ 12.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2007

Investment Income
Dividends		$ 2,016,333
Interest		13
Income from Fidelity Central Funds		122,316
Total income		2,138,662

Expenses
Management fee	$ 767,095
Transfer agent fees	416,519
Distribution fees	772,829
Accounting and security lending fees	53,754
Custodian fees and expenses	32,419
Independent trustees' compensation	462
Registration fees	72,631
Audit	63,718
Legal	1,375
Miscellaneous	41,676
Total expenses before reductions	2,222,478
Expense reductions	(81,951)	2,140,527
Net investment income (loss)		(1,865)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,946)	5,718,463
Foreign currency transactions	(7,720)
Total net realized gain (loss)		5,710,743
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $770)	4,708,631
Assets and liabilities in foreign currencies	125
Total change in net unrealized appreciation (depreciation)		4,708,756
Net gain (loss)		10,419,499
Net increase (decrease) in net assets resulting from operations		$ 10,417,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,865)	$ 399,997
Net realized gain (loss)	5,710,743	19,097,599
Change in net unrealized appreciation (depreciation)	4,708,756	(4,501,749)
Net increase (decrease) in net assets resulting from operations	10,417,634	14,995,847
Distributions to shareholders from net investment income	(313,965)	(392,381)
Distributions to shareholders from net realized gain	(17,680,384)	(7,517,321)
Total distributions	(17,994,349)	(7,909,702)
Share transactions - net increase (decrease)	33,073,893	4,034,801
Total increase (decrease) in net assets	25,497,178	11,120,946

Net Assets
Beginning of period	124,930,127	113,809,181
End of period (including undistributed net investment income of $0 and $338,798, respectively)	$ 150,427,305	$ 124,930,127

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 12.31	$ 11.61	$ 10.42	$ 8.88
Income from Investment Operations
Net investment income (loss) C	.04	.08	.09	.09 F	.04
Net realized and unrealized gain (loss)	.98	1.53	.91	1.31	1.50
Total from investment operations	1.02	1.61	1.00	1.40	1.54
Distributions from net investment income	(.07)	(.09)	(.08)	(.05)	-
Distributions from net realized gain	(1.79)	(.80)	(.22)	(.16)	-
Total distributions	(1.85) H	(.88) I	(.30)	(.21)	-
Net asset value, end of period	$ 12.21	$ 13.04	$ 12.31	$ 11.61	$ 10.42
Total Return A, B	9.19%	13.96%	8.80%	13.60%	17.34%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.33%	1.36%	1.45%	1.64%
Expenses net of fee waivers, if any	1.25%	1.25%	1.27%	1.45%	1.53%
Expenses net of all reductions	1.25%	1.24%	1.20%	1.40%	1.44%
Net investment income (loss)	.31%	.67%	.81%	.82%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,917	$ 28,438	$ 21,393	$ 13,083	$ 7,536
Portfolio turnover rate E	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.854 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $1.785 per share.

I Total distributions of $.882 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 12.24	$ 11.54	$ 10.36	$ 8.85
Income from Investment Operations
Net investment income (loss) C	.01	.05	.06	.06 F	.02
Net realized and unrealized gain (loss)	.99	1.52	.91	1.30	1.49
Total from investment operations	1.00	1.57	.97	1.36	1.51
Distributions from net investment income	(.03)	(.05)	(.05)	(.02)	-
Distributions from net realized gain	(1.79)	(.80)	(.22)	(.16)	-
Total distributions	(1.82) H	(.85) I	(.27)	(.18)	-
Net asset value, end of period	$ 12.14	$ 12.96	$ 12.24	$ 11.54	$ 10.36
Total Return A, B	8.99%	13.60%	8.57%	13.26%	17.06%
Ratios to Average Net Assets D, G
Expenses before reductions	1.56%	1.59%	1.62%	1.73%	1.94%
Expenses net of fee waivers, if any	1.50%	1.50%	1.53%	1.73%	1.78%
Expenses net of all reductions	1.50%	1.49%	1.46%	1.67%	1.68%
Net investment income (loss)	.06%	.42%	.55%	.54%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,518	$ 54,067	$ 47,736	$ 43,575	$ 30,316
Portfolio turnover rate E	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.817 per share is comprised of distributions from net investment income of $.032 and distributions from net realized gain of $1.785 per share.

I Total distributions of $.845 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.77	$ 12.07	$ 11.39	$ 10.24	$ 8.78
Income from Investment Operations
Net investment income (loss) C	(.05)	(.01)	- H	- F, H	(.02)
Net realized and unrealized gain (loss)	.98	1.50	.90	1.28	1.48
Total from investment operations	.93	1.49	.90	1.28	1.46
Distributions from net realized gain	(1.74) I	(.79) J	(.22)	(.13)	-
Net asset value, end of period	$ 11.96	$ 12.77	$ 12.07	$ 11.39	$ 10.24
Total Return A, B	8.51%	13.07%	8.03%	12.58%	16.63%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.08%	2.12%	2.27%	2.44%
Expenses net of fee waivers, if any	2.00%	2.00%	2.04%	2.25%	2.25%
Expenses net of all reductions	1.99%	1.99%	1.97%	2.19%	2.15%
Net investment income (loss)	(.44)%	(.08)%	.04%	.02%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,277	$ 20,916	$ 21,849	$ 21,024	$ 14,372
Portfolio turnover rate E	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $1.743 per share.

J Distributions from net realized gain represent $.789 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.76	$ 12.07	$ 11.39	$ 10.23	$ 8.77
Income from Investment Operations
Net investment income (loss) C	(.05)	(.01)	.01	- F, H	(.02)
Net realized and unrealized gain (loss)	.97	1.49	.89	1.29	1.48
Total from investment operations	.92	1.48	.90	1.29	1.46
Distributions from net realized gain	(1.75) I	(.79) J	(.22)	(.13)	-
Net asset value, end of period	$ 11.93	$ 12.76	$ 12.07	$ 11.39	$ 10.23
Total Return A, B	8.43%	13.02%	8.03%	12.69%	16.65%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.08%	2.11%	2.23%	2.37%
Expenses net of fee waivers, if any	2.00%	2.00%	2.03%	2.23%	2.25%
Expenses net of all reductions	1.99%	1.99%	1.96%	2.18%	2.15%
Net investment income (loss)	(.44)%	(.08)%	.05%	.04%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,038	$ 17,690	$ 16,849	$ 15,303	$ 11,665
Portfolio turnover rate E	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $1.752 per share.

J Distributions from net realized gain represent $.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.18	$ 12.43	$ 11.72	$ 10.50	$ 8.91
Income from Investment Operations
Net investment income (loss) B	.08	.12	.14	.13 E	.06
Net realized and unrealized gain (loss)	1.01	1.54	.92	1.31	1.53
Total from investment operations	1.09	1.66	1.06	1.44	1.59
Distributions from net investment income	(.10)	(.12)	(.13)	(.06)	-
Distributions from net realized gain	(1.79)	(.80)	(.22)	(.16)	-
Total distributions	(1.89) G	(.91) H	(.35)	(.22)	-
Net asset value, end of period	$ 12.38	$ 13.18	$ 12.43	$ 11.72	$ 10.50
Total Return A	9.65%	14.28%	9.27%	13.89%	17.85%
Ratios to Average Net Assets C, F
Expenses before reductions	.94%	.91%	.92%	1.11%	1.25%
Expenses net of fee waivers, if any	.94%	.91%	.92%	1.11%	1.25%
Expenses net of all reductions	.93%	.90%	.85%	1.05%	1.15%
Net investment income (loss)	.62%	1.02%	1.16%	1.17%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,678	$ 3,820	$ 5,983	$ 3,821	$ 1,031
Portfolio turnover rate D	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.888 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $1.785 per share.

H Total distributions of $.912 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 17,500,630
Unrealized depreciation	(7,552,225)
Net unrealized appreciation (depreciation)	9,948,405
Undistributed ordinary income	3,882,875
Undistributed long-term capital gain	2,528,953

Cost for federal income tax purposes	$ 143,723,924

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 8,354,173	$ 2,256,746
Long-term Capital Gains	9,640,176	5,652,956
Total	$ 17,994,349	$ 7,909,702

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $197,463,579 and $184,409,209, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 87,461	$ 3,911
Class T	.25%	.25%	295,082	1,730
Class B	.75%	.25%	201,024	150,832
Class C	.75%	.25%	189,262	20,604
			$ 772,829	$ 177,077

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 42,350
Class T	12,118
Class B*	37,161
Class C*	2,513
$ 94,142

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 105,228.30
Class T	183,503.31
Class B	61,838.31
Class C	58,059.31
Institutional Class	7,891.19
	$ 416,519

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,234 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $276 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,407.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 16,652
Class T	1.50%	36,310
Class B	2.00%	12,597
Class C	2.00%	10,974
		$ 76,533

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,232 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon

Annual Report

10. Other - continued

their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net investment income
Class A	$ 150,296	$ 146,438
Class T	134,011	190,733
Institutional Class	29,658	55,210
Total	$ 313,965	$ 392,381
From net realized gain
Class A	$ 4,059,680	$ 1,385,857
Class T	7,677,974	3,195,378
Class B	2,889,578	1,433,616
Class C	2,511,372	1,117,679
Institutional Class	541,780	384,791
Total	$ 17,680,384	$ 7,517,321

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	1,970,936	891,320	$ 24,206,698	$ 10,735,310
Reinvestment of distributions	346,960	124,450	4,006,217	1,457,920
Shares redeemed	(903,566)	(571,740)	(11,043,625)	(6,924,697)
Net increase (decrease)	1,414,330	444,030	$ 17,169,290	$ 5,268,533
Class T
Shares sold	1,846,628	1,335,729	$ 22,709,390	$ 16,064,028
Reinvestment of distributions	657,227	282,033	7,551,962	3,292,865
Shares redeemed	(1,525,301)	(1,346,387)	(18,487,291)	(16,106,618)
Net increase (decrease)	978,554	271,375	$ 11,774,061	$ 3,250,275
Class B
Shares sold	299,184	248,592	$ 3,574,097	$ 2,963,054
Reinvestment of distributions	234,329	112,606	2,658,540	1,302,280
Shares redeemed	(558,607)	(533,191)	(6,628,081)	(6,308,341)
Net increase (decrease)	(25,094)	(171,993)	$ (395,444)	$ (2,043,007)
Class C
Shares sold	531,686	281,281	$ 6,373,820	$ 3,356,150
Reinvestment of distributions	202,083	88,061	2,286,633	1,017,545
Shares redeemed	(440,630)	(378,908)	(5,245,421)	(4,483,620)
Net increase (decrease)	293,139	(9,566)	$ 3,415,032	$ (109,925)
Institutional Class
Shares sold	176,953	101,040	$ 2,218,552	$ 1,228,293
Reinvestment of distributions	45,635	28,732	532,567	339,183
Shares redeemed	(134,383)	(321,286)	(1,640,165)	(3,898,551)
Net increase (decrease)	88,205	(191,514)	$ 1,110,954	$ (2,331,075)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Equity Value. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Equity Value. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Equity Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Equity Value. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/21/2007	12/24/2007	$0.526
	01/14/2008	01/11/2008	$0.035
Class T	12/21/2007	12/24/2007	$0.483
	01/14/2008	01/11/2008	$0.035
Class B	12/21/2007	12/24/2007	$0.409
	01/14/2008	01/11/2008	$0.035
Class C	12/21/2007	12/24/2007	$0.425
	01/14/2008	01/11/2008	$0.035

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $2,528,954, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 65% and 1%; Class T designates 74% and 1%; Class B designates 100% and 1%; and Class C designates 100% and 1% of the dividends distributed in December 2006 and January 2007, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 65% and 5%; Class T designates 75% and 5%; Class B designates 100% and 5%; and Class C designates 100% and 5% of the dividends distributed in December 2006 and January 2007, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 4

To approve a amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Value Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	50,720,969.98	71.530
Against	13,660,416.64	19.265
Abstain	6,527,428.97	9.205
TOTAL	70,908,815.59	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEV-UANN-0108
1.786683.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Equity Value

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity® Advisor Equity Value Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell 3000® Value Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	9.65%	12.94%	7.80%

A From May 9, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Institutional Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Scott Offen, Portfolio Manager of Fidelity® Advisor Equity Value Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months ending November 30, 2007, the fund's Institutional Class shares returned 9.65%, outperforming the 2.06% gain of the Russell 3000® Value Index. Favorable stock selection and an underweighting in financials helped relative returns, as did successful security selection in technology, although overweighting this latter group offset some of the gains. Strong security selection in industrials and energy also proved fruitful. Conversely, less-successful stock selection in consumer discretionary and consumer staples stocks hurt relative returns. Top performers included energy services company National Oilwell Varco, French video-game maker Ubisoft Entertainment, construction and engineering firms Shaw Group and Fluor, oil rig manufacturer Transocean and Diamond Offshore Drilling. Underweighting index component Citigroup, a financial services company, also helped. Underweighted positions in energy companies ConocoPhillips and Exxon Mobil hurt relative performance, as did not owning energy firm Chevron. Underweighting General Electric and not owning pharmaceutical company Johnson & Johnson detracted further. Some of the stocks I've mentioned here were not included in the index and/or were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 967.50	$ 6.17
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 966.60	$ 7.39
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 964.50	$ 9.85
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 964.40	$ 9.85
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 969.50	$ 4.54
HypotheticalA	$ 1,000.00	$ 1,020.46	$ 4.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.92%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.0	0.0
AT&T, Inc.	2.9	3.0
JPMorgan Chase & Co.	2.4	2.9
Bank of America Corp.	2.1	1.5
Citigroup, Inc.	2.1	2.1
Merck & Co., Inc.	1.5	1.5
Procter & Gamble Co.	1.4	0.0
General Electric Co.	1.4	0.0
Amphenol Corp. Class A	1.3	0.7
Verizon Communications, Inc.	1.3	1.5
	19.4
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	24.4
Information Technology	16.4	17.4
Energy	13.1	14.4
Industrials	12.3	9.4
Consumer Discretionary	7.3	8.2
Asset Allocation (% of fund's net assets)
As of November 30, 2007*		As of May 31, 2007**
	Stocks 97.9%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	11.6%	** Foreign investments	13.0%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Automobiles - 0.2%
Winnebago Industries, Inc.	14,700	$ 316,344
Diversified Consumer Services - 0.7%
Service Corp. International	57,800	767,584
Stewart Enterprises, Inc. Class A	37,400	306,680
		1,074,264
Hotels, Restaurants & Leisure - 1.8%
Accor SA	5,200	440,085
IHOP Corp.	11,900	603,806
McCormick & Schmick's Seafood Restaurants (a)	2,829	41,473
McDonald's Corp.	20,100	1,175,247
WMS Industries, Inc. (a)	15,450	516,030
		2,776,641
Household Durables - 1.3%
Bassett Furniture Industries, Inc.	13,382	119,100
Beazer Homes USA, Inc. (d)	14,100	119,709
Black & Decker Corp.	6,600	545,490
Newell Rubbermaid, Inc.	16,300	436,514
The Stanley Works	6,890	359,314
Whirlpool Corp.	3,900	315,744
		1,895,871
Leisure Equipment & Products - 0.7%
Brunswick Corp.	12,013	244,945
Eastman Kodak Co.	17,600	413,248
MarineMax, Inc. (a)	3,959	64,730
Polaris Industries, Inc.	6,400	291,584
		1,014,507
Media - 1.1%
Dolan Media Co.	3,200	84,800
E.W. Scripps Co. Class A	11,300	490,985
News Corp.:
Class A	13,700	288,659
Class B	1,400	30,352
R.H. Donnelley Corp. (a)	7,900	350,918
Spanish Broadcasting System, Inc. Class A (a)	30,300	58,176
Viacom, Inc. Class B (non-vtg.) (a)	6,800	285,736
		1,589,626
Multiline Retail - 0.3%
Retail Ventures, Inc. (a)	5,976	41,473
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Sears Holdings Corp. (a)	2,500	$ 263,775
Tuesday Morning Corp.	16,100	119,784
		425,032
Specialty Retail - 1.0%
AutoZone, Inc. (a)	1,000	111,630
Citi Trends, Inc. (a)	9,100	140,595
Foot Locker, Inc.	35,000	456,750
OfficeMax, Inc.	10,000	249,300
Shoe Carnival, Inc. (a)	7,554	87,929
The Children's Place Retail Stores, Inc. (a)	18,414	524,062
		1,570,266
Textiles, Apparel & Luxury Goods - 0.2%
Lululemon Athletica, Inc.	300	11,001
VF Corp.	3,600	269,244
		280,245
TOTAL CONSUMER DISCRETIONARY		10,942,796
CONSUMER STAPLES - 6.5%
Beverages - 0.2%
Remy Cointreau SA	3,918	284,987
Food & Staples Retailing - 1.0%
Kroger Co.	13,000	373,750
Rite Aid Corp. (a)	132,000	491,040
SUPERVALU, Inc.	7,300	305,651
The Pantry, Inc. (a)	4,700	135,313
Winn-Dixie Stores, Inc. (a)	10,400	196,664
		1,502,418
Food Products - 1.9%
BioMar Holding AS	7,700	286,234
Bunge Ltd.	4,800	539,232
Cermaq ASA	22,500	283,927
Chiquita Brands International, Inc. (a)	42,108	808,053
Corn Products International, Inc.	8,400	330,372
Marine Harvest ASA (a)	348,000	217,688
Tyson Foods, Inc. Class A	24,700	368,277
		2,833,783
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 1.7%
Energizer Holdings, Inc. (a)	4,200	$ 477,246
Procter & Gamble Co.	28,700	2,123,800
		2,601,046
Personal Products - 0.7%
Avon Products, Inc.	22,700	931,835
Shiseido Co. Ltd.	3,000	71,933
		1,003,768
Tobacco - 1.0%
Altria Group, Inc.	14,430	1,119,191
Japan Tobacco, Inc.	77	437,206
		1,556,397
TOTAL CONSUMER STAPLES		9,782,399
ENERGY - 13.1%
Energy Equipment & Services - 2.1%
FMC Technologies, Inc. (a)	14,320	795,906
National Oilwell Varco, Inc. (a)	10,600	722,390
Oceaneering International, Inc. (a)	14,000	893,340
Transocean, Inc. (a)	5,479	752,212
		3,163,848
Oil, Gas & Consumable Fuels - 11.0%
BP PLC sponsored ADR	1,900	138,206
Cabot Oil & Gas Corp.	21,096	726,124
Canadian Natural Resources Ltd.	11,100	720,720
Chesapeake Energy Corp.	20,300	768,355
CONSOL Energy, Inc.	24,600	1,458,288
Exxon Mobil Corp.	51,075	4,553,844
Forest Oil Corp. (a)	13,200	621,456
Occidental Petroleum Corp.	10,700	746,539
Patriot Coal Corp. (a)	2,210	74,720
Peabody Energy Corp.	22,100	1,229,644
Plains Exploration & Production Co. (a)	33,500	1,688,735
Quicksilver Resources, Inc. (a)	14,500	733,700
Range Resources Corp.	19,766	804,081
SandRidge Energy, Inc.	900	28,575
Southwestern Energy Co. (a)	15,900	791,343
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	11,289	$ 734,575
Williams Companies, Inc.	22,300	774,033
		16,592,938
TOTAL ENERGY		19,756,786
FINANCIALS - 22.7%
Capital Markets - 2.9%
Ares Capital Corp.	30,800	463,848
Bank of New York Mellon Corp.	16,049	769,710
Bear Stearns Companies, Inc.	9,325	929,703
Franklin Resources, Inc.	2,700	332,586
Janus Capital Group, Inc.	15,200	510,264
Lehman Brothers Holdings, Inc.	21,900	1,371,597
		4,377,708
Commercial Banks - 1.7%
PNC Financial Services Group, Inc.	5,700	417,297
Wachovia Corp.	14,300	614,900
Wells Fargo & Co.	45,200	1,465,836
		2,498,033
Diversified Financial Services - 6.6%
Bank of America Corp.	67,280	3,103,626
Citigroup, Inc.	92,700	3,086,910
JPMorgan Chase & Co.	79,900	3,645,038
		9,835,574
Insurance - 8.2%
AFLAC, Inc.	11,400	714,096
AMBAC Financial Group, Inc.	6,800	185,164
American Equity Investment Life Holding Co.	1,040	9,370
American International Group, Inc.	27,990	1,627,059
Aspen Insurance Holdings Ltd.	59,428	1,711,526
Axis Capital Holdings Ltd.	18,056	688,656
Endurance Specialty Holdings Ltd.	40,600	1,639,834
Everest Re Group Ltd.	6,600	692,538
Hartford Financial Services Group, Inc.	6,000	571,920
MBIA, Inc.	3,900	142,389
MetLife, Inc.	7,700	505,043
National Financial Partners Corp.	9,400	426,760
Platinum Underwriters Holdings Ltd.	46,491	1,688,553
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Principal Financial Group, Inc.	8,700	$ 569,763
Prudential Financial, Inc.	7,600	715,464
RenaissanceRe Holdings Ltd.	7,800	461,058
		12,349,193
Real Estate Investment Trusts - 1.3%
Annaly Capital Management, Inc.	51,900	893,199
Chimera Investment Corp.	30,100	466,851
Home Properties, Inc.	13,500	610,065
		1,970,115
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	39,000	926,250
Thrifts & Mortgage Finance - 1.4%
Countrywide Financial Corp.	27,100	293,222
Downey Financial Corp.	3,900	162,279
Fannie Mae	19,000	729,980
Freddie Mac	7,900	277,053
New York Community Bancorp, Inc.	35,300	656,933
		2,119,467
TOTAL FINANCIALS		34,076,340
HEALTH CARE - 5.6%
Biotechnology - 0.2%
Amgen, Inc. (a)	4,000	221,000
Health Care Equipment & Supplies - 2.4%
American Medical Systems Holdings, Inc. (a)	22,993	314,314
Becton, Dickinson & Co.	11,500	951,395
C.R. Bard, Inc.	12,300	1,039,719
Covidien Ltd.	11,425	458,257
Hillenbrand Industries, Inc.	8,100	436,104
Varian Medical Systems, Inc. (a)	9,200	459,632
		3,659,421
Health Care Providers & Services - 1.0%
Amedisys, Inc. (a)	12,100	516,186
DaVita, Inc. (a)	8,500	526,660
MWI Veterinary Supply, Inc. (a)	12,300	517,584
		1,560,430
Health Care Technology - 0.3%
Cerner Corp. (a)	7,800	466,050
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.7%
Merck & Co., Inc.	36,300	$ 2,154,768
Wyeth	7,100	348,610
		2,503,378
TOTAL HEALTH CARE		8,410,279
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.6%
General Dynamics Corp.	9,300	825,654
Honeywell International, Inc.	17,100	968,202
Lockheed Martin Corp.	4,600	509,082
Precision Castparts Corp.	3,800	559,892
United Technologies Corp.	13,600	1,016,872
		3,879,702
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	6,100	449,448
Airlines - 0.3%
Delta Air Lines, Inc. (a)	7,000	138,320
UAL Corp. (a)	3,200	131,008
US Airways Group, Inc. (a)	9,200	191,084
		460,412
Commercial Services & Supplies - 0.9%
Diamond Management & Technology Consultants, Inc.	17,854	132,655
Dun & Bradstreet Corp.	2,900	258,767
Equifax, Inc.	3,500	130,305
IHS, Inc. Class A (a)	2,800	196,392
The Brink's Co.	2,200	140,756
Waste Management, Inc.	14,600	501,072
		1,359,947
Construction & Engineering - 1.1%
Shaw Group, Inc. (a)	25,728	1,631,670
Electrical Equipment - 0.2%
Cooper Industries Ltd. Class A	5,100	256,122
Industrial Conglomerates - 2.5%
General Electric Co.	54,600	2,090,634
Siemens AG sponsored ADR	11,100	1,684,647
		3,775,281
Machinery - 3.1%
Cummins, Inc.	1,200	140,280
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Eaton Corp.	3,000	$ 267,930
Flowserve Corp.	11,646	1,095,772
Illinois Tool Works, Inc.	7,700	427,350
Oshkosh Truck Co.	6,500	312,585
Pentair, Inc.	17,500	593,600
SPX Corp.	16,800	1,709,568
Sulzer AG (Reg.)	83	125,167
		4,672,252
Road & Rail - 1.1%
Knight Transportation, Inc.	16,800	255,360
Landstar System, Inc.	6,600	262,548
P.A.M. Transportation Services, Inc. (a)	8,100	121,581
Ryder System, Inc.	6,700	290,512
Union Pacific Corp.	5,900	744,226
		1,674,227
Trading Companies & Distributors - 0.2%
Rush Enterprises, Inc. Class A (a)	24,772	390,407
TOTAL INDUSTRIALS		18,549,468
INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 1.9%
Alcatel-Lucent SA sponsored ADR	20,600	166,860
Cisco Systems, Inc. (a)	15,200	425,904
Comverse Technology, Inc. (a)	14,000	226,800
F5 Networks, Inc. (a)	5,300	140,026
Juniper Networks, Inc. (a)	18,000	534,960
Motorola, Inc.	27,700	442,369
Nokia Corp. sponsored ADR	24,500	963,585
		2,900,504
Computers & Peripherals - 2.6%
Hewlett-Packard Co.	17,800	910,648
International Business Machines Corp.	11,800	1,241,124
NCR Corp. (a)	25,400	608,076
Network Appliance, Inc. (a)	10,300	254,513
Sun Microsystems, Inc. (a)	5,575	115,849
Western Digital Corp. (a)	28,700	792,981
		3,923,191
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 3.4%
Agilent Technologies, Inc. (a)	11,700	$ 442,611
Amphenol Corp. Class A	46,100	1,998,435
Arrow Electronics, Inc. (a)	16,581	613,663
Avnet, Inc. (a)	16,003	552,104
Flextronics International Ltd. (a)	44,300	529,828
Ingram Micro, Inc. Class A (a)	14,300	284,570
Mellanox Technologies Ltd.	8,600	152,564
SYNNEX Corp. (a)	14,372	296,926
Tyco Electronics Ltd.	6,125	229,014
		5,099,715
Internet Software & Services - 0.5%
VeriSign, Inc. (a)	19,800	809,820
Semiconductors & Semiconductor Equipment - 6.4%
Advanced Micro Devices, Inc. (a)	29,206	285,051
Analog Devices, Inc.	7,800	240,084
Applied Materials, Inc.	30,300	570,549
Broadcom Corp. Class A (a)	18,600	497,364
Cirrus Logic, Inc. (a)	25,800	147,060
Cypress Semiconductor Corp. (a)	12,300	408,606
Diodes, Inc. (a)	17,029	500,993
Fairchild Semiconductor International, Inc. (a)	20,600	326,716
Hittite Microwave Corp. (a)	18,200	786,058
Infineon Technologies AG sponsored ADR (a)	20,100	237,984
Integrated Device Technology, Inc. (a)	42,000	509,460
Intel Corp.	29,100	758,928
Intersil Corp. Class A	12,400	309,256
Linear Technology Corp.	8,300	252,818
Marvell Technology Group Ltd. (a)	16,137	241,087
Maxim Integrated Products, Inc.	13,900	322,341
Microchip Technology, Inc.	7,600	218,804
MIPS Technologies, Inc. (a)	33,500	190,280
National Semiconductor Corp.	16,100	368,046
Nec Electronics Corp. (a)	11,300	316,928
ON Semiconductor Corp. (a)	102,400	941,056
RF Micro Devices, Inc. (a)	35,000	202,300
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,700	155,744
Tower Semicondutor Ltd. (a)	100,700	155,078
Volterra Semiconductor Corp. (a)	52,461	649,467
		9,592,058
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 1.6%
Electronic Arts, Inc. (a)	9,200	$ 516,948
Microsoft Corp.	21,600	725,760
Symantec Corp. (a)	20,000	356,000
Ubisoft Entertainment SA (a)	8,300	722,599
		2,321,307
TOTAL INFORMATION TECHNOLOGY		24,646,595
MATERIALS - 3.4%
Chemicals - 1.8%
Albemarle Corp.	9,300	410,502
Arkema (a)	4,200	265,929
Celanese Corp. Class A	16,985	673,965
Monsanto Co.	9,100	904,267
Nalco Holding Co.	13,100	313,876
Tronox, Inc. Class A	14,100	116,325
		2,684,864
Metals & Mining - 1.5%
Alcoa, Inc.	15,300	556,461
Goldcorp, Inc.	10,800	349,000
Titanium Metals Corp.	44,000	1,305,480
		2,210,941
Paper & Forest Products - 0.1%
Neenah Paper, Inc.	7,700	232,386
TOTAL MATERIALS		5,128,191
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.4%
AT&T, Inc.	112,777	4,309,209
Qwest Communications International, Inc. (a)	49,000	324,870
Verizon Communications, Inc.	46,000	1,987,660
		6,621,739
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	3,700	168,498
Crown Castle International Corp. (a)	3,900	163,605
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
NII Holdings, Inc. (a)	1,700	$ 93,772
SBA Communications Corp. Class A (a)	4,400	164,736
		590,611
TOTAL TELECOMMUNICATION SERVICES		7,212,350
UTILITIES - 5.8%
Electric Utilities - 2.1%
Allegheny Energy, Inc.	12,900	783,675
Entergy Corp.	3,900	466,206
PPL Corp.	36,300	1,849,848
		3,099,729
Independent Power Producers & Energy Traders - 1.6%
AES Corp. (a)	56,900	1,243,265
Constellation Energy Group, Inc.	12,220	1,224,566
		2,467,831
Multi-Utilities - 2.1%
CMS Energy Corp.	73,100	1,274,133
Public Service Enterprise Group, Inc.	4,000	382,960
Wisconsin Energy Corp.	32,400	1,550,016
		3,207,109
TOTAL UTILITIES		8,774,669
TOTAL COMMON STOCKS (Cost $135,680,476)		147,279,873
Convertible Bonds - 0.0%
	Principal Amount
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp. 0% 4/15/24	$ 30,000	33,426
TOTAL CONVERTIBLE BONDS (Cost $32,025)		33,426
Money Market Funds - 4.3%
	Shares	Value
Fidelity Cash Central Fund, 4.73% (b)	6,273,780	$ 6,273,780
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	85,250	85,250
TOTAL MONEY MARKET FUNDS (Cost $6,359,030)		6,359,030
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $142,071,531)		153,672,329
NET OTHER ASSETS - (2.2)%		(3,245,024)
NET ASSETS - 100%		$ 150,427,305
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 119,909
Fidelity Securities Lending Cash Central Fund	2,407
Total	$ 122,316
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.4%
Bermuda	5.8%
Germany	1.3%
France	1.3%
Others (individually less than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $93,390) - See accompanying schedule: Unaffiliated issuers (cost $135,712,501)	$ 147,313,299
Fidelity Central Funds (cost $6,359,030)	6,359,030
Total Investments (cost $142,071,531)		$ 153,672,329
Receivable for investments sold		1,864,598
Receivable for fund shares sold		259,171
Dividends receivable		190,095
Distributions receivable from Fidelity Central Funds		19,419
Other receivables		879
Total assets		156,006,491

Liabilities
Payable for investments purchased	$ 4,899,503
Payable for fund shares redeemed	328,362
Accrued management fee	73,304
Distribution fees payable	67,824
Other affiliated payables	43,357
Other payables and accrued expenses	81,586
Collateral on securities loaned, at value	85,250
Total liabilities		5,579,186

Net Assets		$ 150,427,305
Net Assets consist of:
Paid in capital		$ 133,470,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,355,750
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,600,919
Net Assets		$ 150,427,305

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($43,917,139 ÷ 3,595,744 shares)	$ 12.21

Maximum offering price per share (100/94.25 of $12.21)	$ 12.95
Class T: Net Asset Value and redemption price per share ($62,517,956 ÷ 5,150,461 shares)	$ 12.14

Maximum offering price per share (100/96.50 of $12.14)	$ 12.58
Class B: Net Asset Value and offering price per share ($19,276,555 ÷ 1,612,352 shares)A	$ 11.96

Class C: Net Asset Value and offering price per share ($20,037,758 ÷ 1,679,377 shares)A	$ 11.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,677,897 ÷ 377,977 shares)	$ 12.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2007

Investment Income
Dividends		$ 2,016,333
Interest		13
Income from Fidelity Central Funds		122,316
Total income		2,138,662

Expenses
Management fee	$ 767,095
Transfer agent fees	416,519
Distribution fees	772,829
Accounting and security lending fees	53,754
Custodian fees and expenses	32,419
Independent trustees' compensation	462
Registration fees	72,631
Audit	63,718
Legal	1,375
Miscellaneous	41,676
Total expenses before reductions	2,222,478
Expense reductions	(81,951)	2,140,527
Net investment income (loss)		(1,865)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,946)	5,718,463
Foreign currency transactions	(7,720)
Total net realized gain (loss)		5,710,743
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $770)	4,708,631
Assets and liabilities in foreign currencies	125
Total change in net unrealized appreciation (depreciation)		4,708,756
Net gain (loss)		10,419,499
Net increase (decrease) in net assets resulting from operations		$ 10,417,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,865)	$ 399,997
Net realized gain (loss)	5,710,743	19,097,599
Change in net unrealized appreciation (depreciation)	4,708,756	(4,501,749)
Net increase (decrease) in net assets resulting from operations	10,417,634	14,995,847
Distributions to shareholders from net investment income	(313,965)	(392,381)
Distributions to shareholders from net realized gain	(17,680,384)	(7,517,321)
Total distributions	(17,994,349)	(7,909,702)
Share transactions - net increase (decrease)	33,073,893	4,034,801
Total increase (decrease) in net assets	25,497,178	11,120,946

Net Assets
Beginning of period	124,930,127	113,809,181
End of period (including undistributed net investment income of $0 and $338,798, respectively)	$ 150,427,305	$ 124,930,127

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.04	$ 12.31	$ 11.61	$ 10.42	$ 8.88
Income from Investment Operations
Net investment income (loss) C	.04	.08	.09	.09 F	.04
Net realized and unrealized gain (loss)	.98	1.53	.91	1.31	1.50
Total from investment operations	1.02	1.61	1.00	1.40	1.54
Distributions from net investment income	(.07)	(.09)	(.08)	(.05)	-
Distributions from net realized gain	(1.79)	(.80)	(.22)	(.16)	-
Total distributions	(1.85) H	(.88) I	(.30)	(.21)	-
Net asset value, end of period	$ 12.21	$ 13.04	$ 12.31	$ 11.61	$ 10.42
Total Return A, B	9.19%	13.96%	8.80%	13.60%	17.34%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.33%	1.36%	1.45%	1.64%
Expenses net of fee waivers, if any	1.25%	1.25%	1.27%	1.45%	1.53%
Expenses net of all reductions	1.25%	1.24%	1.20%	1.40%	1.44%
Net investment income (loss)	.31%	.67%	.81%	.82%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,917	$ 28,438	$ 21,393	$ 13,083	$ 7,536
Portfolio turnover rate E	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.854 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $1.785 per share.

I Total distributions of $.882 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 12.24	$ 11.54	$ 10.36	$ 8.85
Income from Investment Operations
Net investment income (loss) C	.01	.05	.06	.06 F	.02
Net realized and unrealized gain (loss)	.99	1.52	.91	1.30	1.49
Total from investment operations	1.00	1.57	.97	1.36	1.51
Distributions from net investment income	(.03)	(.05)	(.05)	(.02)	-
Distributions from net realized gain	(1.79)	(.80)	(.22)	(.16)	-
Total distributions	(1.82) H	(.85) I	(.27)	(.18)	-
Net asset value, end of period	$ 12.14	$ 12.96	$ 12.24	$ 11.54	$ 10.36
Total Return A, B	8.99%	13.60%	8.57%	13.26%	17.06%
Ratios to Average Net Assets D, G
Expenses before reductions	1.56%	1.59%	1.62%	1.73%	1.94%
Expenses net of fee waivers, if any	1.50%	1.50%	1.53%	1.73%	1.78%
Expenses net of all reductions	1.50%	1.49%	1.46%	1.67%	1.68%
Net investment income (loss)	.06%	.42%	.55%	.54%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,518	$ 54,067	$ 47,736	$ 43,575	$ 30,316
Portfolio turnover rate E	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.817 per share is comprised of distributions from net investment income of $.032 and distributions from net realized gain of $1.785 per share.

I Total distributions of $.845 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.77	$ 12.07	$ 11.39	$ 10.24	$ 8.78
Income from Investment Operations
Net investment income (loss) C	(.05)	(.01)	- H	- F, H	(.02)
Net realized and unrealized gain (loss)	.98	1.50	.90	1.28	1.48
Total from investment operations	.93	1.49	.90	1.28	1.46
Distributions from net realized gain	(1.74) I	(.79) J	(.22)	(.13)	-
Net asset value, end of period	$ 11.96	$ 12.77	$ 12.07	$ 11.39	$ 10.24
Total Return A, B	8.51%	13.07%	8.03%	12.58%	16.63%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.08%	2.12%	2.27%	2.44%
Expenses net of fee waivers, if any	2.00%	2.00%	2.04%	2.25%	2.25%
Expenses net of all reductions	1.99%	1.99%	1.97%	2.19%	2.15%
Net investment income (loss)	(.44)%	(.08)%	.04%	.02%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,277	$ 20,916	$ 21,849	$ 21,024	$ 14,372
Portfolio turnover rate E	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $1.743 per share.

J Distributions from net realized gain represent $.789 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.76	$ 12.07	$ 11.39	$ 10.23	$ 8.77
Income from Investment Operations
Net investment income (loss) C	(.05)	(.01)	.01	- F, H	(.02)
Net realized and unrealized gain (loss)	.97	1.49	.89	1.29	1.48
Total from investment operations	.92	1.48	.90	1.29	1.46
Distributions from net realized gain	(1.75) I	(.79) J	(.22)	(.13)	-
Net asset value, end of period	$ 11.93	$ 12.76	$ 12.07	$ 11.39	$ 10.23
Total Return A, B	8.43%	13.02%	8.03%	12.69%	16.65%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.08%	2.11%	2.23%	2.37%
Expenses net of fee waivers, if any	2.00%	2.00%	2.03%	2.23%	2.25%
Expenses net of all reductions	1.99%	1.99%	1.96%	2.18%	2.15%
Net investment income (loss)	(.44)%	(.08)%	.05%	.04%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,038	$ 17,690	$ 16,849	$ 15,303	$ 11,665
Portfolio turnover rate E	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $1.752 per share.

J Distributions from net realized gain represent $.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.18	$ 12.43	$ 11.72	$ 10.50	$ 8.91
Income from Investment Operations
Net investment income (loss) B	.08	.12	.14	.13 E	.06
Net realized and unrealized gain (loss)	1.01	1.54	.92	1.31	1.53
Total from investment operations	1.09	1.66	1.06	1.44	1.59
Distributions from net investment income	(.10)	(.12)	(.13)	(.06)	-
Distributions from net realized gain	(1.79)	(.80)	(.22)	(.16)	-
Total distributions	(1.89) G	(.91) H	(.35)	(.22)	-
Net asset value, end of period	$ 12.38	$ 13.18	$ 12.43	$ 11.72	$ 10.50
Total Return A	9.65%	14.28%	9.27%	13.89%	17.85%
Ratios to Average Net Assets C, F
Expenses before reductions	.94%	.91%	.92%	1.11%	1.25%
Expenses net of fee waivers, if any	.94%	.91%	.92%	1.11%	1.25%
Expenses net of all reductions	.93%	.90%	.85%	1.05%	1.15%
Net investment income (loss)	.62%	1.02%	1.16%	1.17%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,678	$ 3,820	$ 5,983	$ 3,821	$ 1,031
Portfolio turnover rate D	136%	251%	190%	144%	154%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.888 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $1.785 per share.

H Total distributions of $.912 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.797 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 17,500,630
Unrealized depreciation	(7,552,225)
Net unrealized appreciation (depreciation)	9,948,405
Undistributed ordinary income	3,882,875
Undistributed long-term capital gain	2,528,953

Cost for federal income tax purposes	$ 143,723,924

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 8,354,173	$ 2,256,746
Long-term Capital Gains	9,640,176	5,652,956
Total	$ 17,994,349	$ 7,909,702

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $197,463,579 and $184,409,209, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 87,461	$ 3,911
Class T	.25%	.25%	295,082	1,730
Class B	.75%	.25%	201,024	150,832
Class C	.75%	.25%	189,262	20,604
			$ 772,829	$ 177,077

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 42,350
Class T	12,118
Class B*	37,161
Class C*	2,513
$ 94,142

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 105,228.30
Class T	183,503.31
Class B	61,838.31
Class C	58,059.31
Institutional Class	7,891.19
	$ 416,519

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,234 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $276 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to

Annual Report

8. Security Lending - continued

return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,407.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 16,652
Class T	1.50%	36,310
Class B	2.00%	12,597
Class C	2.00%	10,974
		$ 76,533

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,232 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon

Annual Report

Notes to Financial Statements - continued

10. Other - continued

their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net investment income
Class A	$ 150,296	$ 146,438
Class T	134,011	190,733
Institutional Class	29,658	55,210
Total	$ 313,965	$ 392,381
From net realized gain
Class A	$ 4,059,680	$ 1,385,857
Class T	7,677,974	3,195,378
Class B	2,889,578	1,433,616
Class C	2,511,372	1,117,679
Institutional Class	541,780	384,791
Total	$ 17,680,384	$ 7,517,321

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	1,970,936	891,320	$ 24,206,698	$ 10,735,310
Reinvestment of distributions	346,960	124,450	4,006,217	1,457,920
Shares redeemed	(903,566)	(571,740)	(11,043,625)	(6,924,697)
Net increase (decrease)	1,414,330	444,030	$ 17,169,290	$ 5,268,533
Class T
Shares sold	1,846,628	1,335,729	$ 22,709,390	$ 16,064,028
Reinvestment of distributions	657,227	282,033	7,551,962	3,292,865
Shares redeemed	(1,525,301)	(1,346,387)	(18,487,291)	(16,106,618)
Net increase (decrease)	978,554	271,375	$ 11,774,061	$ 3,250,275
Class B
Shares sold	299,184	248,592	$ 3,574,097	$ 2,963,054
Reinvestment of distributions	234,329	112,606	2,658,540	1,302,280
Shares redeemed	(558,607)	(533,191)	(6,628,081)	(6,308,341)
Net increase (decrease)	(25,094)	(171,993)	$ (395,444)	$ (2,043,007)
Class C
Shares sold	531,686	281,281	$ 6,373,820	$ 3,356,150
Reinvestment of distributions	202,083	88,061	2,286,633	1,017,545
Shares redeemed	(440,630)	(378,908)	(5,245,421)	(4,483,620)
Net increase (decrease)	293,139	(9,566)	$ 3,415,032	$ (109,925)
Institutional Class
Shares sold	176,953	101,040	$ 2,218,552	$ 1,228,293
Reinvestment of distributions	45,635	28,732	532,567	339,183
Shares redeemed	(134,383)	(321,286)	(1,640,165)	(3,898,551)
Net increase (decrease)	88,205	(191,514)	$ 1,110,954	$ (2,331,075)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Equity Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Equity Value. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Equity Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Equity Value. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Equity Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Equity Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Equity Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Equity Value. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/21/2007	12/24/2007	$0.555
	01/14/2008	01/11/2008	$0.035

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2006, $2,528,954, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 58% and 1% of the dividends distributed in December 2006 and January 2007, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 58% and 5% of the dividends distributed in December 2006 and January 2007, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 4

To approve a amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Value Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	50,720,969.98	71.530
Against	13,660,416.64	19.265
Abstain	6,527,428.97	9.205
TOTAL	70,908,815.59	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEVI-UANN-0108
1.786684.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Fifty

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	7.89%	9.18%	5.22%
Class T (incl. 3.50% sales charge)	10.23%	9.40%	5.27%
Class B (incl. contingent deferred sales charge) B	8.89%	9.35%	5.33%
Class C (incl. contingent deferred sales charge) C	12.66%	9.65%	5.29%

A From August 16, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Class T on August 16, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Fifty Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 14.48%, 14.23%, 13.65% and 13.61%, respectively (excluding sales charges), beating the S&P 500®. The biggest performance boost versus the index came from stock selection in information technology. In financials, underweighting banks and diversified financials companies was beneficial. My picks in industrials and materials helped as well, and a weak U.S. dollar provided a further boost. The fund's top contributor was NAVTEQ, which enjoyed rising consumer demand for its handheld GPS (global positioning systems) products. Canada's Novelis, a producer of rolled aluminum products that accepted a buyout offer during the period, also helped, along with for-profit education company DeVry, Swiss power and automation equipment provider ABB, pump and valve maker Flowserve and telecommunications carrier AT&T. Conversely, our results were held back by overweighting the consumer discretionary sector and by underweighting the strong-performing energy sector. The biggest detractor was automobile audio products maker Harman International Industries, which declined after a would-be suitor decided not to buy the company. U.S. Airways was another significant detractor, along with retailer Sears Holdings and media conglomerate Time Warner. NAVTEQ, Sears and U.S. Airways were sold. All stocks I mentioned except for AT&T, Harman, Sears and Time Warner were out-of-benchmark positions.

During the past year, the fund's Institutional Class shares returned 14.84%, beating the S&P 500®. The biggest performance boost versus the index came from stock selection in information technology. In financials, underweighting banks and diversified financials companies was beneficial. My picks in industrials and materials helped as well. The fund's top contributor was NAVTEQ, which enjoyed rising consumer demand for its handheld GPS (global positioning systems) products. Canada's Novelis, a producer of rolled aluminum products that accepted a buyout offer during the period, also helped, along with for-profit education company DeVry, Swiss power and automation equipment provider ABB, pump and valve maker Flowserve and telecommunications carrier AT&T. Conversely, our results were held back by overweighting the consumer discretionary sector and by underweighting the strong-performing energy sector. The biggest detractor was automobile audio products maker Harman International Industries, which declined after a would-be suitor decided not to buy the company. U.S. Airways was another significant detractor, along with retailer Sears Holdings and media conglomerate Time Warner, NAVTEQ, Sears and U.S. Airways were sold during the period. All stocks I mentioned except for Harman, Sears and Time Warner were out-of-benchmark positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,012.80	$ 6.31
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,012.30	$ 7.57
Hypothetical A	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,010.10	$ 10.08
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,009.30	$ 10.07
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,014.90	$ 4.85
Hypothetical A	$ 1,000.00	$ 1,020.26	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.96%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Time Warner, Inc.	4.9	5.4
Harman International Industries, Inc.	4.7	5.2
Alstom SA	4.7	0.0
AT&T, Inc.	4.4	7.8
Agilent Technologies, Inc.	4.1	4.9
Electronic Arts, Inc.	4.1	2.9
Juniper Networks, Inc.	3.9	3.9
American Tower Corp. Class A	3.4	3.7
The Walt Disney Co.	3.3	4.9
Molson Coors Brewing Co. Class B	3.3	1.8
	40.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.9	32.9
Consumer Discretionary	22.5	27.0
Industrials	21.4	13.0
Telecommunication Services	10.7	16.6
Financials	8.2	2.1
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 96.1%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	25.7%	** Foreign investments	14.8%

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Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CONSUMER DISCRETIONARY - 22.5%
Auto Components - 1.5%
WABCO Holdings, Inc.	46,300	$ 2,174,248
Automobiles - 1.5%
Renault SA	15,297	2,225,566
Diversified Consumer Services - 5.5%
DeVry, Inc.	68,593	3,771,243
Universal Technical Institute, Inc. (a)	49,988	881,288
Weight Watchers International, Inc.	68,452	3,268,583
		7,921,114
Household Durables - 4.7%
Harman International Industries, Inc.	93,022	6,846,419
Media - 8.2%
The Walt Disney Co.	146,500	4,856,475
Time Warner, Inc.	411,000	7,093,861
		11,950,336
Textiles, Apparel & Luxury Goods - 1.1%
Phillips-Van Heusen Corp.	35,898	1,522,793
TOTAL CONSUMER DISCRETIONARY		32,640,476
CONSUMER STAPLES - 3.3%
Beverages - 3.3%
Molson Coors Brewing Co. Class B	90,000	4,845,600
ENERGY - 1.4%
Energy Equipment & Services - 0.0%
Diamond Offshore Drilling, Inc.	100	11,643
Oil, Gas & Consumable Fuels - 1.4%
EOG Resources, Inc.	20,300	1,680,434
Valero Energy Corp.	4,700	305,829
		1,986,263
TOTAL ENERGY		1,997,906
FINANCIALS - 8.2%
Capital Markets - 4.8%
EFG International	65,760	2,673,714
Lehman Brothers Holdings, Inc.	68,800	4,308,944
		6,982,658
Diversified Financial Services - 2.4%
Apollo Global Management LLC (a)(e)	47,200	1,132,800
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
Bolsa de Mercadorias & Futuros - BM&F SA	69,100	$ 940,503
MSCI, Inc. Class A	51,582	1,426,242
		3,499,545
Real Estate Management & Development - 1.0%
Indiabulls Real Estate Ltd. (a)	90,198	1,380,929
The St. Joe Co.	200	5,690
		1,386,619
TOTAL FINANCIALS		11,868,822
HEALTH CARE - 1.7%
Biotechnology - 0.0%
Cepheid, Inc. (a)	600	12,978
Health Care Equipment & Supplies - 0.0%
C.R. Bard, Inc.	200	16,906
Health Care Technology - 1.7%
HLTH Corp. (a)(d)	176,000	2,462,240
Life Sciences Tools & Services - 0.0%
Pharmaceutical Product Development, Inc.	300	12,702
TOTAL HEALTH CARE		2,504,826
INDUSTRIALS - 21.4%
Airlines - 1.6%
Delta Air Lines, Inc. (a)	116,073	2,293,602
Commercial Services & Supplies - 0.0%
Waste Management, Inc.	300	10,296
Electrical Equipment - 12.5%
ABB Ltd. sponsored ADR	139,400	4,095,572
Alstom SA	30,300	6,789,626
Nexans SA	22,700	3,038,620
Prysmian SpA	168,171	4,219,342
		18,143,160
Machinery - 4.9%
Flowserve Corp.	44,300	4,168,187
Ingersoll-Rand Co. Ltd. Class A	30,200	1,559,528
Sulzer AG (Reg.)	903	1,361,755
		7,089,470
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 2.4%
CSX Corp.	300	$ 12,600
Hertz Global Holdings, Inc.	184,800	3,529,680
		3,542,280
TOTAL INDUSTRIALS		31,078,808
INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 10.5%
Cisco Systems, Inc. (a)	103,400	2,897,268
Juniper Networks, Inc. (a)(d)	189,650	5,636,398
Nokia Corp. sponsored ADR	33,200	1,305,756
Opnext, Inc.	102,564	830,768
Powerwave Technologies, Inc. (a)(d)	243,200	1,006,848
Research In Motion Ltd. (a)	31,200	3,551,184
		15,228,222
Electronic Equipment & Instruments - 4.1%
Agilent Technologies, Inc. (a)	157,300	5,950,659
Internet Software & Services - 2.8%
Akamai Technologies, Inc. (a)	106,075	4,037,215
IT Services - 2.0%
Fiserv, Inc. (a)	57,600	2,956,608
Semiconductors & Semiconductor Equipment - 1.4%
Marvell Technology Group Ltd. (a)	131,200	1,960,128
Software - 4.1%
Electronic Arts, Inc. (a)	105,248	5,913,885
TOTAL INFORMATION TECHNOLOGY		36,046,717
MATERIALS - 2.0%
Construction Materials - 1.0%
Texas Industries, Inc. (d)	19,900	1,380,662
Metals & Mining - 1.0%
ArcelorMittal SA (NY Reg.) Class A	20,000	1,476,400
TOTAL MATERIALS		2,857,062
TELECOMMUNICATION SERVICES - 10.7%
Diversified Telecommunication Services - 7.3%
AT&T, Inc.	165,966	6,341,561
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Global Crossing Ltd. (a)	135,850	$ 2,490,131
Level 3 Communications, Inc. (a)	522,300	1,754,928
		10,586,620
Wireless Telecommunication Services - 3.4%
American Tower Corp. Class A (a)	109,400	4,982,076
TOTAL TELECOMMUNICATION SERVICES		15,568,696
TOTAL COMMON STOCKS (Cost $132,774,315)		139,408,913
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 4.73% (b)	3,688,168	3,688,168
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	5,661,650	5,661,650
TOTAL MONEY MARKET FUNDS (Cost $9,349,818)		9,349,818
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $142,124,133)		148,758,731
NET OTHER ASSETS - (2.5)%		(3,653,880)
NET ASSETS - 100%		$ 145,104,851
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,132,800 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 89,821
Fidelity Securities Lending Cash Central Fund	31,792
Total	$ 121,613
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.3%
France	8.3%
Switzerland	5.5%
Bermuda	3.1%
Italy	2.9%
Canada	2.4%
Luxembourg	1.0%
India	1.0%
Others (individually less than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $5,588,566) - See accompanying schedule: Unaffiliated issuers (cost $132,774,315)	$ 139,408,913
Fidelity Central Funds (cost $9,349,818)	9,349,818
Total Investments (cost $142,124,133)		$ 148,758,731
Receivable for investments sold		5,028,651
Receivable for fund shares sold		139,188
Dividends receivable		56,216
Distributions receivable from Fidelity Central Funds		14,221
Other receivables		124
Total assets		153,997,131

Liabilities
Payable for investments purchased	$ 2,756,386
Payable for fund shares redeemed	252,457
Accrued management fee	71,713
Distribution fees payable	61,591
Other affiliated payables	40,404
Other payables and accrued expenses	48,079
Collateral on securities loaned, at value	5,661,650
Total liabilities		8,892,280

Net Assets		$ 145,104,851
Net Assets consist of:
Paid in capital		$ 125,414,424
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,064,374
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,626,053
Net Assets		$ 145,104,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,111,680 ÷ 4,758,074 shares)	$ 12.63

Maximum offering price per share (100/94.25 of $12.63)	$ 13.40
Class T: Net Asset Value and redemption price per share ($34,913,061 ÷ 2,822,443 shares)	$ 12.37

Maximum offering price per share (100/96.50 of $12.37)	$ 12.82
Class B: Net Asset Value and offering price per share ($17,300,811 ÷ 1,446,737 shares)A	$ 11.96

Class C: Net Asset Value and offering price per share ($23,502,706 ÷ 1,971,125 shares)A	$ 11.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,276,593 ÷ 714,496 shares)	$ 12.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2007
Investment Income
Dividends		$ 974,460
Interest		187
Income from Fidelity Central Funds		121,613
Total income		1,096,260

Expenses
Management fee	$ 721,730
Transfer agent fees	389,555
Distribution fees	690,444
Accounting and security lending fees	51,440
Custodian fees and expenses	27,912
Independent trustees' compensation	432
Registration fees	69,058
Audit	51,654
Legal	1,252
Miscellaneous	855
Total expenses before reductions	2,004,332
Expense reductions	(28,694)	1,975,638
Net investment income (loss)		(879,378)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,187,883
Foreign currency transactions	2,635
Total net realized gain (loss)		14,190,518
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $10,172)	2,392,698
Assets and liabilities in foreign currencies	(554)
Total change in net unrealized appreciation (depreciation)		2,392,144
Net gain (loss)		16,582,662
Net increase (decrease) in net assets resulting from operations		$ 15,703,284

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (879,378)	$ (208,470)
Net realized gain (loss)	14,190,518	20,615,421
Change in net unrealized appreciation (depreciation)	2,392,144	(11,368,396)
Net increase (decrease) in net assets resulting from operations	15,703,284	9,038,555
Distributions to shareholders from net realized gain	(19,097,087)	(1,507,934)
Share transactions - net increase (decrease)	38,172,205	23,274,290
Total increase (decrease) in net assets	34,778,402	30,804,911

Net Assets
Beginning of period	110,326,449	79,521,538
End of period	$ 145,104,851	$ 110,326,449

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 12.18	$ 10.77	$ 9.97	$ 9.34
Income from Investment Operations
Net investment income (loss) C	(.05)	.01 F	(.05)	(.01) G	(.01)
Net realized and unrealized gain (loss)	1.67	1.23	1.46	.81	.64
Total from investment operations	1.62	1.24	1.41	.80	.63
Distributions from net realized gain	(2.18)	(.23)	-	-	-
Net asset value, end of period	$ 12.63	$ 13.19	$ 12.18	$ 10.77	$ 9.97
Total Return A, B	14.48%	10.28%	13.09%	8.02%	6.75%
Ratios to Average Net Assets D, H
Expenses before reductions	1.26%	1.33%	1.40%	1.43%	1.51%
Expenses net of fee waivers, if any	1.25%	1.25%	1.28%	1.43%	1.51%
Expenses net of all reductions	1.25%	1.25%	1.24%	1.38%	1.33%
Net investment income (loss)	(.40)%	.11% F	(.47)%	(.12)%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,112	$ 39,182	$ 20,556	$ 17,633	$ 11,917
Portfolio turnover rate E	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.95	$ 11.99	$ 10.64	$ 9.89	$ 9.28
Income from Investment Operations
Net investment income (loss) C	(.08)	(.02) F	(.08)	(.05) G	(.04)
Net realized and unrealized gain (loss)	1.65	1.21	1.43	.80	.65
Total from investment operations	1.57	1.19	1.35	.75	.61
Distributions from net realized gain	(2.15)	(.23)	-	-	-
Net asset value, end of period	$ 12.37	$ 12.95	$ 11.99	$ 10.64	$ 9.89
Total Return A, B	14.23%	10.02%	12.69%	7.58%	6.57%
Ratios to Average Net Assets D, H
Expenses before reductions	1.54%	1.62%	1.68%	1.78%	1.81%
Expenses net of fee waivers, if any	1.50%	1.50%	1.54%	1.75%	1.80%
Expenses net of all reductions	1.49%	1.49%	1.50%	1.70%	1.62%
Net investment income (loss)	(.65)%	(.13)% F	(.73)%	(.44)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,913	$ 31,313	$ 26,484	$ 24,219	$ 24,343
Portfolio turnover rate E	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.58	$ 11.71	$ 10.45	$ 9.75	$ 9.20
Income from Investment Operations
Net investment income (loss) C	(.13)	(.08) F	(.13)	(.09) G	(.08)
Net realized and unrealized gain (loss)	1.59	1.18	1.39	.79	.63
Total from investment operations	1.46	1.10	1.26	.70	.55
Distributions from net realized gain	(2.08)	(.23)	-	-	-
Net asset value, end of period	$ 11.96	$ 12.58	$ 11.71	$ 10.45	$ 9.75
Total Return A, B	13.65%	9.48%	12.06%	7.18%	5.98%
Ratios to Average Net Assets D, H
Expenses before reductions	2.02%	2.10%	2.16%	2.24%	2.25%
Expenses net of fee waivers, if any	2.00%	2.00%	2.05%	2.24%	2.25%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.19%	2.08%
Net investment income (loss)	(1.14)%	(.63)% F	(1.24)%	(.93)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,301	$ 19,257	$ 19,056	$ 20,137	$ 18,657
Portfolio turnover rate E	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.58	$ 11.71	$ 10.45	$ 9.75	$ 9.19
Income from Investment Operations
Net investment income (loss) C	(.13)	(.08) F	(.13)	(.09) G	(.07)
Net realized and unrealized gain (loss)	1.58	1.18	1.39	.79	.63
Total from investment operations	1.45	1.10	1.26	.70	.56
Distributions from net realized gain	(2.11)	(.23)	-	-	-
Net asset value, end of period	$ 11.92	$ 12.58	$ 11.71	$ 10.45	$ 9.75
Total Return A, B	13.61%	9.48%	12.06%	7.18%	6.09%
Ratios to Average Net Assets D, H
Expenses before reductions	2.01%	2.09%	2.15%	2.18%	2.21%
Expenses net of fee waivers, if any	2.00%	2.00%	2.04%	2.18%	2.21%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.13%	2.04%
Net investment income (loss)	(1.15)%	(.63)% F	(1.23)%	(.87)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,503	$ 17,132	$ 12,016	$ 11,736	$ 11,501
Portfolio turnover rate E	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.49	$ 12.41	$ 10.96	$ 10.10	$ 9.41
Income from Investment Operations
Net investment income (loss) B	(.01)	.05 E	(.02)	.03 F	.03
Net realized and unrealized gain (loss)	1.71	1.26	1.47	.83	.66
Total from investment operations	1.70	1.31	1.45	.86	.69
Distributions from net realized gain	(2.21)	(.23)	-	-	-
Net asset value, end of period	$ 12.98	$ 13.49	$ 12.41	$ 10.96	$ 10.10
Total Return A	14.84%	10.66%	13.23%	8.51%	7.33%
Ratios to Average Net Assets C, G
Expenses before reductions	.95%	.95%	.98%	1.01%	1.03%
Expenses net of fee waivers, if any	.95%	.95%	.98%	1.01%	1.03%
Expenses net of all reductions	.94%	.94%	.93%	.96%	.86%
Net investment income (loss)	(.10)%	.42% E	(.16)%	.30%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,277	$ 3,443	$ 1,408	$ 647	$ 1,054
Portfolio turnover rate D	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Fifty Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,327,125
Unrealized depreciation	(10,313,505)
Net unrealized appreciation (depreciation)	6,013,620
Undistributed ordinary income	12,081,962
Undistributed long-term capital gain	495,862

Cost for federal income tax purposes	$ 142,745,111

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006

Ordinary Income	$ 3,331,369	$ -
Long-term Capital Gains	15,765,718	1,507,934
Total	$ 19,097,087	$ 1,507,934

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $200,536,552 and $185,139,848, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 124,865	$ 17,995
Class T	.25%	.25%	169,592	990
Class B	.75%	.25%	193,088	144,856
Class C	.75%	.25%	202,899	50,580
			$ 690,444	$ 214,421

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38,302
Class T	12,603
Class B*	25,220
Class C*	2,181
$ 78,306

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 146,538.29
Class T	110,428.33
Class B	59,360.31
Class C	59,766.29
Institutional Class	13,463.23
	$ 389,555

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,781 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $254 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $31,792.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 1,935
Class T	1.50%	13,878
Class B	2.00%	5,059
Class C	2.00%	1,133
		$ 22,005

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,301 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $110. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,374
Class C	188
Institutional Class	71
$ 1,633

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net realized gain
Class A	$ 6,830,165	$ 384,710
Class T	5,395,164	498,113
Class B	3,272,931	368,060
Class C	3,035,138	231,245
Institutional Class	563,689	25,806
Total	$ 19,097,087	$ 1,507,934

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	2,288,034	1,968,342	$ 28,378,547	$ 24,677,062
Reinvestment of distributions	568,354	29,874	6,598,579	367,441
Shares redeemed	(1,068,851)	(715,926)	(13,174,141)	(8,973,730)
Net increase (decrease)	1,787,537	1,282,290	$ 21,802,985	$ 16,070,773
Class T
Shares sold	664,214	851,178	$ 8,011,294	$ 10,463,972
Reinvestment of distributions	459,202	40,020	5,237,863	484,497
Shares redeemed	(718,678)	(682,606)	(8,586,053)	(8,437,661)
Net increase (decrease)	404,738	208,592	$ 4,663,104	$ 2,510,808
Class B
Shares sold	268,478	358,407	$ 3,114,982	$ 4,300,288
Reinvestment of distributions	268,213	28,096	2,974,176	331,909
Shares redeemed	(620,924)	(483,422)	(7,277,781)	(5,781,770)
Net increase (decrease)	(84,233)	(96,919)	$ (1,188,623)	$ (1,149,573)
Class C
Shares sold	730,740	582,136	$ 8,566,365	$ 6,975,163
Reinvestment of distributions	253,040	17,909	2,796,572	211,585
Shares redeemed	(374,497)	(264,600)	(4,334,750)	(3,162,653)
Net increase (decrease)	609,283	335,445	$ 7,028,187	$ 4,024,095
Institutional Class
Shares sold	567,396	160,150	$ 7,232,456	$ 2,052,021
Reinvestment of distributions	38,142	1,953	453,800	24,502
Shares redeemed	(146,249)	(20,356)	(1,819,704)	(258,336)
Net increase (decrease)	459,289	141,747	$ 5,866,552	$ 1,818,187

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-
present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Fifty. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Fifty. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-
2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Fifty. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-
present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Fifty. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Fifty. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Fifty. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Fifty. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-
2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Fifty. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Fifty. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Fifty voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/17/07	12/14/07	-	$1.096
	01/14/08	01/11/08	-	$0.01
Class T	12/17/07	12/14/07	-	$1.054
	01/14/08	01/11/08	-	$0.01
Class B	12/17/07	12/14/07	-	$0.971
	01/14/08	01/11/08	-	$0.01
Class C	12/17/07	12/14/07	-	$1.011
	01/14/08	01/11/08	-	$0.01

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $514,396, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 32%; Class T designates 35%; Class B designates 43%; and Class C designates 39%; of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Fifty Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Fifty Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Fifty Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AFIF-UANN-0108
1.786685.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Fifty

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable .

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	14.84%	10.88%	6.45%

A From August 16, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Fifty Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 14.48%, 14.23%, 13.65% and 13.61%, respectively (excluding sales charges), beating the S&P 500®. The biggest performance boost versus the index came from stock selection in information technology. In financials, underweighting banks and diversified financials companies was beneficial. My picks in industrials and materials helped as well. The fund's top contributor was NAVTEQ, which enjoyed rising consumer demand for its handheld GPS (global positioning systems) products. Canada's Novelis, a producer of rolled aluminum products that accepted a buyout offer during the period, also helped, along with for-profit education company DeVry, Swiss power and automation equipment provider ABB, pump and valve maker Flowserve and telecommunications carrier AT&T. Conversely, our results were held back by overweighting the consumer discretionary sector and by underweighting the strong-performing energy sector. The biggest detractor was automobile audio products maker Harman International Industries, which declined after a would-be suitor decided not to buy the company. U.S. Airways was another significant detractor, along with retailer Sears Holdings and media conglomerate Time Warner, NAVTEQ, Sears and U.S. Airways were sold during the period. All stocks I mentioned except for Harman, Sears and Time Warner were out-of-benchmark positions.

During the past year, the fund's Institutional Class shares returned 14.84%, beating the S&P 500®. The biggest performance boost versus the index came from stock selection in information technology. In financials, underweighting banks and diversified financials companies was beneficial. My picks in industrials and materials helped as well, and a weak U.S. dollar provided a further boost. The fund's top contributor was NAVTEQ, which enjoyed rising consumer demand for its handheld GPS (global positioning systems) products. Canada's Novelis, a producer of rolled aluminum products that accepted a buyout offer during the period, also helped, along with for-profit education company DeVry, Swiss power and automation equipment provider ABB, pump and valve maker Flowserve and telecommunications carrier AT&T. Conversely, our results were held back by overweighting the consumer discretionary sector and by underweighting the strong-performing energy sector. The biggest detractor was automobile audio products maker Harman International Industries, which declined after a would-be suitor decided not to buy the company. U.S. Airways was another significant detractor, along with retailer Sears Holdings and media conglomerate Time Warner. NAVTEQ, Sears and U.S. Airways were sold. All stocks I mentioned except for AT&T, Harman, Sears and Time Warner were out-of-benchmark positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,012.80	$ 6.31
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,012.30	$ 7.57
Hypothetical A	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,010.10	$ 10.08
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,009.30	$ 10.07
Hypothetical A	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,014.90	$ 4.85
Hypothetical A	$ 1,000.00	$ 1,020.26	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.96%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Time Warner, Inc.	4.9	5.4
Harman International Industries, Inc.	4.7	5.2
Alstom SA	4.7	0.0
AT&T, Inc.	4.4	7.8
Agilent Technologies, Inc.	4.1	4.9
Electronic Arts, Inc.	4.1	2.9
Juniper Networks, Inc.	3.9	3.9
American Tower Corp. Class A	3.4	3.7
The Walt Disney Co.	3.3	4.9
Molson Coors Brewing Co. Class B	3.3	1.8
	40.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.9	32.9
Consumer Discretionary	22.5	27.0
Industrials	21.4	13.0
Telecommunication Services	10.7	16.6
Financials	8.2	2.1
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 96.1%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	25.7%	** Foreign investments	14.8%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CONSUMER DISCRETIONARY - 22.5%
Auto Components - 1.5%
WABCO Holdings, Inc.	46,300	$ 2,174,248
Automobiles - 1.5%
Renault SA	15,297	2,225,566
Diversified Consumer Services - 5.5%
DeVry, Inc.	68,593	3,771,243
Universal Technical Institute, Inc. (a)	49,988	881,288
Weight Watchers International, Inc.	68,452	3,268,583
		7,921,114
Household Durables - 4.7%
Harman International Industries, Inc.	93,022	6,846,419
Media - 8.2%
The Walt Disney Co.	146,500	4,856,475
Time Warner, Inc.	411,000	7,093,861
		11,950,336
Textiles, Apparel & Luxury Goods - 1.1%
Phillips-Van Heusen Corp.	35,898	1,522,793
TOTAL CONSUMER DISCRETIONARY		32,640,476
CONSUMER STAPLES - 3.3%
Beverages - 3.3%
Molson Coors Brewing Co. Class B	90,000	4,845,600
ENERGY - 1.4%
Energy Equipment & Services - 0.0%
Diamond Offshore Drilling, Inc.	100	11,643
Oil, Gas & Consumable Fuels - 1.4%
EOG Resources, Inc.	20,300	1,680,434
Valero Energy Corp.	4,700	305,829
		1,986,263
TOTAL ENERGY		1,997,906
FINANCIALS - 8.2%
Capital Markets - 4.8%
EFG International	65,760	2,673,714
Lehman Brothers Holdings, Inc.	68,800	4,308,944
		6,982,658
Diversified Financial Services - 2.4%
Apollo Global Management LLC (a)(e)	47,200	1,132,800
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
Bolsa de Mercadorias & Futuros - BM&F SA	69,100	$ 940,503
MSCI, Inc. Class A	51,582	1,426,242
		3,499,545
Real Estate Management & Development - 1.0%
Indiabulls Real Estate Ltd. (a)	90,198	1,380,929
The St. Joe Co.	200	5,690
		1,386,619
TOTAL FINANCIALS		11,868,822
HEALTH CARE - 1.7%
Biotechnology - 0.0%
Cepheid, Inc. (a)	600	12,978
Health Care Equipment & Supplies - 0.0%
C.R. Bard, Inc.	200	16,906
Health Care Technology - 1.7%
HLTH Corp. (a)(d)	176,000	2,462,240
Life Sciences Tools & Services - 0.0%
Pharmaceutical Product Development, Inc.	300	12,702
TOTAL HEALTH CARE		2,504,826
INDUSTRIALS - 21.4%
Airlines - 1.6%
Delta Air Lines, Inc. (a)	116,073	2,293,602
Commercial Services & Supplies - 0.0%
Waste Management, Inc.	300	10,296
Electrical Equipment - 12.5%
ABB Ltd. sponsored ADR	139,400	4,095,572
Alstom SA	30,300	6,789,626
Nexans SA	22,700	3,038,620
Prysmian SpA	168,171	4,219,342
		18,143,160
Machinery - 4.9%
Flowserve Corp.	44,300	4,168,187
Ingersoll-Rand Co. Ltd. Class A	30,200	1,559,528
Sulzer AG (Reg.)	903	1,361,755
		7,089,470
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 2.4%
CSX Corp.	300	$ 12,600
Hertz Global Holdings, Inc.	184,800	3,529,680
		3,542,280
TOTAL INDUSTRIALS		31,078,808
INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 10.5%
Cisco Systems, Inc. (a)	103,400	2,897,268
Juniper Networks, Inc. (a)(d)	189,650	5,636,398
Nokia Corp. sponsored ADR	33,200	1,305,756
Opnext, Inc.	102,564	830,768
Powerwave Technologies, Inc. (a)(d)	243,200	1,006,848
Research In Motion Ltd. (a)	31,200	3,551,184
		15,228,222
Electronic Equipment & Instruments - 4.1%
Agilent Technologies, Inc. (a)	157,300	5,950,659
Internet Software & Services - 2.8%
Akamai Technologies, Inc. (a)	106,075	4,037,215
IT Services - 2.0%
Fiserv, Inc. (a)	57,600	2,956,608
Semiconductors & Semiconductor Equipment - 1.4%
Marvell Technology Group Ltd. (a)	131,200	1,960,128
Software - 4.1%
Electronic Arts, Inc. (a)	105,248	5,913,885
TOTAL INFORMATION TECHNOLOGY		36,046,717
MATERIALS - 2.0%
Construction Materials - 1.0%
Texas Industries, Inc. (d)	19,900	1,380,662
Metals & Mining - 1.0%
ArcelorMittal SA (NY Reg.) Class A	20,000	1,476,400
TOTAL MATERIALS		2,857,062
TELECOMMUNICATION SERVICES - 10.7%
Diversified Telecommunication Services - 7.3%
AT&T, Inc.	165,966	6,341,561
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Global Crossing Ltd. (a)	135,850	$ 2,490,131
Level 3 Communications, Inc. (a)	522,300	1,754,928
		10,586,620
Wireless Telecommunication Services - 3.4%
American Tower Corp. Class A (a)	109,400	4,982,076
TOTAL TELECOMMUNICATION SERVICES		15,568,696
TOTAL COMMON STOCKS (Cost $132,774,315)		139,408,913
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 4.73% (b)	3,688,168	3,688,168
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	5,661,650	5,661,650
TOTAL MONEY MARKET FUNDS (Cost $9,349,818)		9,349,818
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $142,124,133)		148,758,731
NET OTHER ASSETS - (2.5)%		(3,653,880)
NET ASSETS - 100%		$ 145,104,851
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,132,800 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 89,821
Fidelity Securities Lending Cash Central Fund	31,792
Total	$ 121,613
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.3%
France	8.3%
Switzerland	5.5%
Bermuda	3.1%
Italy	2.9%
Canada	2.4%
Luxembourg	1.0%
India	1.0%
Others (individually less than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $5,588,566) - See accompanying schedule: Unaffiliated issuers (cost $132,774,315)	$ 139,408,913
Fidelity Central Funds (cost $9,349,818)	9,349,818
Total Investments (cost $142,124,133)		$ 148,758,731
Receivable for investments sold		5,028,651
Receivable for fund shares sold		139,188
Dividends receivable		56,216
Distributions receivable from Fidelity Central Funds		14,221
Other receivables		124
Total assets		153,997,131

Liabilities
Payable for investments purchased	$ 2,756,386
Payable for fund shares redeemed	252,457
Accrued management fee	71,713
Distribution fees payable	61,591
Other affiliated payables	40,404
Other payables and accrued expenses	48,079
Collateral on securities loaned, at value	5,661,650
Total liabilities		8,892,280

Net Assets		$ 145,104,851
Net Assets consist of:
Paid in capital		$ 125,414,424
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,064,374
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,626,053
Net Assets		$ 145,104,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,111,680 ÷ 4,758,074 shares)	$ 12.63

Maximum offering price per share (100/94.25 of $12.63)	$ 13.40
Class T: Net Asset Value and redemption price per share ($34,913,061 ÷ 2,822,443 shares)	$ 12.37

Maximum offering price per share (100/96.50 of $12.37)	$ 12.82
Class B: Net Asset Value and offering price per share ($17,300,811 ÷ 1,446,737 shares)A	$ 11.96

Class C: Net Asset Value and offering price per share ($23,502,706 ÷ 1,971,125 shares)A	$ 11.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,276,593 ÷ 714,496 shares)	$ 12.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2007
Investment Income
Dividends		$ 974,460
Interest		187
Income from Fidelity Central Funds		121,613
Total income		1,096,260

Expenses
Management fee	$ 721,730
Transfer agent fees	389,555
Distribution fees	690,444
Accounting and security lending fees	51,440
Custodian fees and expenses	27,912
Independent trustees' compensation	432
Registration fees	69,058
Audit	51,654
Legal	1,252
Miscellaneous	855
Total expenses before reductions	2,004,332
Expense reductions	(28,694)	1,975,638
Net investment income (loss)		(879,378)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,187,883
Foreign currency transactions	2,635
Total net realized gain (loss)		14,190,518
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $10,172)	2,392,698
Assets and liabilities in foreign currencies	(554)
Total change in net unrealized appreciation (depreciation)		2,392,144
Net gain (loss)		16,582,662
Net increase (decrease) in net assets resulting from operations		$ 15,703,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (879,378)	$ (208,470)
Net realized gain (loss)	14,190,518	20,615,421
Change in net unrealized appreciation (depreciation)	2,392,144	(11,368,396)
Net increase (decrease) in net assets resulting from operations	15,703,284	9,038,555
Distributions to shareholders from net realized gain	(19,097,087)	(1,507,934)
Share transactions - net increase (decrease)	38,172,205	23,274,290
Total increase (decrease) in net assets	34,778,402	30,804,911

Net Assets
Beginning of period	110,326,449	79,521,538
End of period	$ 145,104,851	$ 110,326,449

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 12.18	$ 10.77	$ 9.97	$ 9.34
Income from Investment Operations
Net investment income (loss) C	(.05)	.01 F	(.05)	(.01) G	(.01)
Net realized and unrealized gain (loss)	1.67	1.23	1.46	.81	.64
Total from investment operations	1.62	1.24	1.41	.80	.63
Distributions from net realized gain	(2.18)	(.23)	-	-	-
Net asset value, end of period	$ 12.63	$ 13.19	$ 12.18	$ 10.77	$ 9.97
Total Return A, B	14.48%	10.28%	13.09%	8.02%	6.75%
Ratios to Average Net Assets D, H
Expenses before reductions	1.26%	1.33%	1.40%	1.43%	1.51%
Expenses net of fee waivers, if any	1.25%	1.25%	1.28%	1.43%	1.51%
Expenses net of all reductions	1.25%	1.25%	1.24%	1.38%	1.33%
Net investment income (loss)	(.40)%	.11% F	(.47)%	(.12)%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,112	$ 39,182	$ 20,556	$ 17,633	$ 11,917
Portfolio turnover rate E	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.95	$ 11.99	$ 10.64	$ 9.89	$ 9.28
Income from Investment Operations
Net investment income (loss) C	(.08)	(.02) F	(.08)	(.05) G	(.04)
Net realized and unrealized gain (loss)	1.65	1.21	1.43	.80	.65
Total from investment operations	1.57	1.19	1.35	.75	.61
Distributions from net realized gain	(2.15)	(.23)	-	-	-
Net asset value, end of period	$ 12.37	$ 12.95	$ 11.99	$ 10.64	$ 9.89
Total Return A, B	14.23%	10.02%	12.69%	7.58%	6.57%
Ratios to Average Net Assets D, H
Expenses before reductions	1.54%	1.62%	1.68%	1.78%	1.81%
Expenses net of fee waivers, if any	1.50%	1.50%	1.54%	1.75%	1.80%
Expenses net of all reductions	1.49%	1.49%	1.50%	1.70%	1.62%
Net investment income (loss)	(.65)%	(.13)% F	(.73)%	(.44)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,913	$ 31,313	$ 26,484	$ 24,219	$ 24,343
Portfolio turnover rate E	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.58	$ 11.71	$ 10.45	$ 9.75	$ 9.20
Income from Investment Operations
Net investment income (loss) C	(.13)	(.08) F	(.13)	(.09) G	(.08)
Net realized and unrealized gain (loss)	1.59	1.18	1.39	.79	.63
Total from investment operations	1.46	1.10	1.26	.70	.55
Distributions from net realized gain	(2.08)	(.23)	-	-	-
Net asset value, end of period	$ 11.96	$ 12.58	$ 11.71	$ 10.45	$ 9.75
Total Return A, B	13.65%	9.48%	12.06%	7.18%	5.98%
Ratios to Average Net Assets D, H
Expenses before reductions	2.02%	2.10%	2.16%	2.24%	2.25%
Expenses net of fee waivers, if any	2.00%	2.00%	2.05%	2.24%	2.25%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.19%	2.08%
Net investment income (loss)	(1.14)%	(.63)% F	(1.24)%	(.93)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,301	$ 19,257	$ 19,056	$ 20,137	$ 18,657
Portfolio turnover rate E	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.58	$ 11.71	$ 10.45	$ 9.75	$ 9.19
Income from Investment Operations
Net investment income (loss) C	(.13)	(.08) F	(.13)	(.09) G	(.07)
Net realized and unrealized gain (loss)	1.58	1.18	1.39	.79	.63
Total from investment operations	1.45	1.10	1.26	.70	.56
Distributions from net realized gain	(2.11)	(.23)	-	-	-
Net asset value, end of period	$ 11.92	$ 12.58	$ 11.71	$ 10.45	$ 9.75
Total Return A, B	13.61%	9.48%	12.06%	7.18%	6.09%
Ratios to Average Net Assets D, H
Expenses before reductions	2.01%	2.09%	2.15%	2.18%	2.21%
Expenses net of fee waivers, if any	2.00%	2.00%	2.04%	2.18%	2.21%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.13%	2.04%
Net investment income (loss)	(1.15)%	(.63)% F	(1.23)%	(.87)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,503	$ 17,132	$ 12,016	$ 11,736	$ 11,501
Portfolio turnover rate E	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been (.79)%.

G Investment income per share reflects a special dividend which amounted to $.05 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.49	$ 12.41	$ 10.96	$ 10.10	$ 9.41
Income from Investment Operations
Net investment income (loss) B	(.01)	.05 E	(.02)	.03 F	.03
Net realized and unrealized gain (loss)	1.71	1.26	1.47	.83	.66
Total from investment operations	1.70	1.31	1.45	.86	.69
Distributions from net realized gain	(2.21)	(.23)	-	-	-
Net asset value, end of period	$ 12.98	$ 13.49	$ 12.41	$ 10.96	$ 10.10
Total Return A	14.84%	10.66%	13.23%	8.51%	7.33%
Ratios to Average Net Assets C, G
Expenses before reductions	.95%	.95%	.98%	1.01%	1.03%
Expenses net of fee waivers, if any	.95%	.95%	.98%	1.01%	1.03%
Expenses net of all reductions	.94%	.94%	.93%	.96%	.86%
Net investment income (loss)	(.10)%	.42% E	(.16)%	.30%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,277	$ 3,443	$ 1,408	$ 647	$ 1,054
Portfolio turnover rate D	145%	226%	102%	134%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Fifty Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,327,125
Unrealized depreciation	(10,313,505)
Net unrealized appreciation (depreciation)	6,013,620
Undistributed ordinary income	12,081,962
Undistributed long-term capital gain	495,862

Cost for federal income tax purposes	$ 142,745,111

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006

Ordinary Income	$ 3,331,369	$ -
Long-term Capital Gains	15,765,718	1,507,934
Total	$ 19,097,087	$ 1,507,934

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $200,536,552 and $185,139,848, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 124,865	$ 17,995
Class T	.25%	.25%	169,592	990
Class B	.75%	.25%	193,088	144,856
Class C	.75%	.25%	202,899	50,580
			$ 690,444	$ 214,421

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38,302
Class T	12,603
Class B*	25,220
Class C*	2,181
$ 78,306

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 146,538.29
Class T	110,428.33
Class B	59,360.31
Class C	59,766.29
Institutional Class	13,463.23
	$ 389,555

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,781 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $254 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $31,792.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 1,935
Class T	1.50%	13,878
Class B	2.00%	5,059
Class C	2.00%	1,133
		$ 22,005

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,301 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $110. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,374
Class C	188
Institutional Class	71
$ 1,633

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net realized gain
Class A	$ 6,830,165	$ 384,710
Class T	5,395,164	498,113
Class B	3,272,931	368,060
Class C	3,035,138	231,245
Institutional Class	563,689	25,806
Total	$ 19,097,087	$ 1,507,934

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	2,288,034	1,968,342	$ 28,378,547	$ 24,677,062
Reinvestment of distributions	568,354	29,874	6,598,579	367,441
Shares redeemed	(1,068,851)	(715,926)	(13,174,141)	(8,973,730)
Net increase (decrease)	1,787,537	1,282,290	$ 21,802,985	$ 16,070,773
Class T
Shares sold	664,214	851,178	$ 8,011,294	$ 10,463,972
Reinvestment of distributions	459,202	40,020	5,237,863	484,497
Shares redeemed	(718,678)	(682,606)	(8,586,053)	(8,437,661)
Net increase (decrease)	404,738	208,592	$ 4,663,104	$ 2,510,808
Class B
Shares sold	268,478	358,407	$ 3,114,982	$ 4,300,288
Reinvestment of distributions	268,213	28,096	2,974,176	331,909
Shares redeemed	(620,924)	(483,422)	(7,277,781)	(5,781,770)
Net increase (decrease)	(84,233)	(96,919)	$ (1,188,623)	$ (1,149,573)
Class C
Shares sold	730,740	582,136	$ 8,566,365	$ 6,975,163
Reinvestment of distributions	253,040	17,909	2,796,572	211,585
Shares redeemed	(374,497)	(264,600)	(4,334,750)	(3,162,653)
Net increase (decrease)	609,283	335,445	$ 7,028,187	$ 4,024,095
Institutional Class
Shares sold	567,396	160,150	$ 7,232,456	$ 2,052,021
Reinvestment of distributions	38,142	1,953	453,800	24,502
Shares redeemed	(146,249)	(20,356)	(1,819,704)	(258,336)
Net increase (decrease)	459,289	141,747	$ 5,866,552	$ 1,818,187

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-
present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Fifty. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Fifty. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-
2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Fifty. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-
present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Fifty. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Fifty. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Fifty. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Fifty. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-
2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Fifty. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Fifty. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Fifty voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/17/07	12/14/07	-	$1.135
	01/14/08	01/11/08	-	$0.01

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $514,396, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 30% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Fifty Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Fifty Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Fifty Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AFIFI-UANN-0707
1.786686.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth & Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.76%	9.40%	5.91%
Class T (incl. 3.50% sales charge)	7.97%	9.66%	5.92%
Class B (incl. contingent deferred sales charge) B	6.30%	9.58%	5.98%
Class C (incl. contingent deferred sales charge) C	10.38%	9.88%	5.75%

B Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 years total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Class T on November 30, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of Fidelity® Advisor Growth & Income Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares returned 12.21%, 11.88%, 11.30% and 11.38% respectively (excluding sales charges), outperforming the S&P 500®. Stock selection in financials, helped in large part by underweighting the more credit-sensitive diversified financials and banks, had a substantial positive impact on results. A strong showing from our capital goods holdings in energy-related businesses also helped. My choices within consumer discretionary stocks, however, detracted from results. In energy, my emphasis on oilfield services companies such as Cameron International and Smith International proved particularly successful. McDermott International, Vestas Wind Systems of Denmark and Suntech Power Holdings, three capital goods companies closely tied to energy development, also helped boost performance. Among non-energy-related investments, State Street Corp., a custodian and manager of financial assets, was a noteworthy contributor. Of all these contributors, only Smith International and State Street were index components. Although my insurance holdings performed well overall, industry leader American International Group (AIG) disappointed. It declined early in the period because of heavy selling of its stock by trusts controlled by its ousted chairman. Later, investors became worried about AIG's exposure to subprime mortgages and other potentially troublesome mortgage debt securities. Jamba, a non-index holding, declined because of disappointing sales in its chain of fruit-based beverage restaurants, while the lack of exposure to Coca-Cola also hurt.

The fund's Institutional Class shares returned 12.53%, outperforming the S&P 500®. Stock selection in financials, helped in large part by underweighting the more credit-sensitive diversified financials and banks, had a substantial positive impact on results. A strong showing from our capital goods holdings in energy-related businesses also helped. My choices within consumer discretionary stocks, however, detracted from results. In energy, my emphasis on oilfield services companies such as Cameron International and Smith International proved particularly successful. McDermott International, Vestas Wind Systems of Denmark and Suntech Power Holdings, three capital goods companies closely tied to energy development, also helped boost performance. Among non-energy-related investments, State Street Corp., a custodian and manager of financial assets, was a noteworthy contributor. Of all these contributors, only Smith International and State Street were index components. Although my insurance holdings performed well overall, industry leader American International Group (AIG) disappointed. It declined early in the period because of heavy selling of its stock by trusts controlled by its ousted chairman. Later, investors became worried about AIG's exposure to subprime mortgages and other potentially troublesome mortgage debt securities. Jamba, a non-index holding, declined because of disappointing sales in its chain of fruit-based beverage restaurants, while the lack of exposure to Coca-Cola also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.
Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,021.50	$ 5.27
Hypothetical A	$ 1,000.00	$ 1,019.85	$ 5.27
Class T
Actual	$ 1,000.00	$ 1,020.70	$ 6.33
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.33
Class B
Actual	$ 1,000.00	$ 1,017.40	$ 9.10
Hypothetical A	$ 1,000.00	$ 1,016.04	$ 9.10
Class C
Actual	$ 1,000.00	$ 1,017.90	$ 8.90
Hypothetical A	$ 1,000.00	$ 1,016.24	$ 8.90
Institutional Class
Actual	$ 1,000.00	$ 1,023.20	$ 3.65
Hypothetical A	$ 1,000.00	$ 1,021.46	$ 3.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.04%
Class T	1.25%
Class B	1.80%
Class C	1.76%
Institutional Class	.72%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.9	2.7
American International Group, Inc.	3.6	3.7
Microsoft Corp.	3.1	2.5
General Electric Co.	2.9	3.4
Procter & Gamble Co.	2.3	2.0
Cisco Systems, Inc.	2.3	2.0
State Street Corp.	1.9	0.9
AT&T, Inc.	1.7	1.5
Apple, Inc.	1.6	1.3
Google, Inc. Class A (sub. vtg.)	1.5	1.5
	24.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	21.5
Information Technology	19.7	19.4
Industrials	12.1	11.5
Health Care	11.8	12.0
Energy	11.5	10.5
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 96.2%		Stocks 95.4%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	10.4%	** Foreign investments	9.7%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.5%
Automobiles - 0.4%
General Motors Corp. (d)	224,800	$ 6,706
Hotels, Restaurants & Leisure - 0.4%
Jamba, Inc. (a)(d)	480,350	1,643
Starbucks Corp. (a)	235,550	5,510
		7,153
Household Durables - 0.9%
D.R. Horton, Inc.	319,800	3,828
Toll Brothers, Inc. (a)	251,700	5,203
Whirlpool Corp.	84,100	6,809
		15,840
Media - 1.3%
E.W. Scripps Co. Class A	112,500	4,888
EchoStar Communications Corp. Class A (a)	39,200	1,690
News Corp. Class B	515,700	11,180
Time Warner, Inc.	272,900	4,710
		22,468
Multiline Retail - 1.0%
JCPenney Co., Inc.	36,300	1,602
Sears Holdings Corp. (a)(d)	36,600	3,862
Target Corp.	188,800	11,339
		16,803
Specialty Retail - 1.5%
Best Buy Co., Inc.	60,600	3,094
Lowe's Companies, Inc.	418,400	10,213
PetSmart, Inc.	184,422	5,252
Staples, Inc.	237,398	5,626
Tiffany & Co., Inc.	67,900	3,153
		27,338
TOTAL CONSUMER DISCRETIONARY		96,308
CONSUMER STAPLES - 7.5%
Beverages - 0.5%
Molson Coors Brewing Co. Class B	79,900	4,302
PepsiCo, Inc.	49,300	3,805
		8,107
Food & Staples Retailing - 1.2%
China Nepstar Chain Drugstore Ltd. ADR	56,100	1,045
CVS Caremark Corp.	305,300	12,239
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Sysco Corp.	179,400	$ 5,832
Wal-Mart Stores, Inc.	51,300	2,457
		21,573
Food Products - 1.8%
Kraft Foods, Inc. Class A	257,700	8,904
McCormick & Co., Inc. (non-vtg.)	105,100	4,016
Nestle SA sponsored ADR	153,200	18,292
		31,212
Household Products - 2.8%
Colgate-Palmolive Co.	105,800	8,472
Procter & Gamble Co.	564,200	41,751
		50,223
Tobacco - 1.2%
Altria Group, Inc.	281,150	21,806
TOTAL CONSUMER STAPLES		132,921
ENERGY - 11.5%
Energy Equipment & Services - 4.1%
Baker Hughes, Inc.	63,370	5,087
Cameron International Corp. (a)	224,300	20,911
Diamond Offshore Drilling, Inc.	15,600	1,816
Halliburton Co.	141,500	5,180
Nabors Industries Ltd. (a)	35,300	950
Schlumberger Ltd. (NY Shares)	258,200	24,129
Smith International, Inc.	233,000	14,614
		72,687
Oil, Gas & Consumable Fuels - 7.4%
Chesapeake Energy Corp.	153,000	5,791
Devon Energy Corp.	95,700	7,925
EOG Resources, Inc.	92,700	7,674
Exxon Mobil Corp.	779,300	69,481
Peabody Energy Corp.	230,700	12,836
Petroplus Holdings AG	33,769	2,758
Plains Exploration & Production Co. (a)	160,500	8,091
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ultra Petroleum Corp. (a)	69,000	$ 4,478
Valero Energy Corp.	180,300	11,732
		130,766
TOTAL ENERGY		203,453
FINANCIALS - 20.5%
Capital Markets - 6.7%
Ameriprise Financial, Inc.	64,600	3,791
Bank of New York Mellon Corp.	259,300	12,436
Charles Schwab Corp.	532,800	12,952
Franklin Resources, Inc.	21,500	2,648
Goldman Sachs Group, Inc.	94,600	21,440
Janus Capital Group, Inc.	160,983	5,404
Lehman Brothers Holdings, Inc.	268,000	16,785
State Street Corp.	425,483	33,992
T. Rowe Price Group, Inc.	152,300	9,363
		118,811
Commercial Banks - 0.7%
PNC Financial Services Group, Inc.	55,900	4,092
Standard Chartered PLC (United Kingdom)	169,086	6,653
U.S. Bancorp, Delaware	73,500	2,432
		13,177
Consumer Finance - 1.2%
American Express Co.	158,100	9,325
Capital One Financial Corp.	135,400	7,218
Discover Financial Services	251,900	4,376
		20,919
Diversified Financial Services - 2.5%
Bank of America Corp.	415,600	19,172
Bolsa de Mercadorias & Futuros - BM&F SA	63,700	867
Bovespa Holding SA	20,000	378
Citigroup, Inc.	523,300	17,426
Deutsche Boerse AG	31,285	5,868
		43,711
Insurance - 8.5%
ACE Ltd.	200,000	11,966
AFLAC, Inc.	106,000	6,640
American International Group, Inc.	1,084,171	63,023
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc. Class A (a)	132	$ 18,493
Everest Re Group Ltd.	48,000	5,037
Fidelity National Financial, Inc. Class A	256,700	4,010
Hartford Financial Services Group, Inc.	126,100	12,020
MBIA, Inc.	61,900	2,260
National Financial Partners Corp.	106,500	4,835
Prudential Financial, Inc.	151,200	14,234
W.R. Berkley Corp.	247,950	7,582
		150,100
Real Estate Investment Trusts - 0.5%
Annaly Capital Management, Inc.	472,100	8,125
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp.	185,600	2,008
Hudson City Bancorp, Inc.	391,300	5,956
		7,964
TOTAL FINANCIALS		362,807
HEALTH CARE - 11.8%
Biotechnology - 2.3%
Amgen, Inc. (a)	77,800	4,298
Biogen Idec, Inc. (a)	72,100	5,344
Celgene Corp. (a)	70,700	4,352
Cephalon, Inc. (a)	75,400	5,649
Genentech, Inc. (a)	91,900	7,007
Gilead Sciences, Inc. (a)	174,380	8,116
PDL BioPharma, Inc. (a)	304,700	5,396
		40,162
Health Care Equipment & Supplies - 3.3%
Alcon, Inc.	33,500	4,661
Baxter International, Inc.	122,900	7,358
Becton, Dickinson & Co.	132,800	10,987
C.R. Bard, Inc.	90,300	7,633
Cooper Companies, Inc.	74,500	3,206
Covidien Ltd.	178,655	7,166
Medtronic, Inc.	156,500	7,958
Mindray Medical International Ltd. sponsored ADR (d)	48,900	1,980
St. Jude Medical, Inc. (a)	172,100	6,841
		57,790
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.6%
Brookdale Senior Living, Inc.	65,400	$ 2,165
Health Net, Inc. (a)	56,500	2,745
Henry Schein, Inc. (a)	173,395	10,256
I-trax, Inc. (a)	255,316	924
Medco Health Solutions, Inc. (a)	72,800	7,279
Tenet Healthcare Corp. (a)	113,400	625
UnitedHealth Group, Inc.	73,000	4,015
		28,009
Life Sciences Tools & Services - 0.1%
Affymetrix, Inc. (a)	65,700	1,370
Millipore Corp. (a)	9,684	793
		2,163
Pharmaceuticals - 4.5%
Abbott Laboratories	143,000	8,224
Allergan, Inc.	98,500	6,603
Johnson & Johnson	193,400	13,101
Merck & Co., Inc.	450,300	26,730
Pfizer, Inc.	179,200	4,258
Roche Holding AG (participation certificate)	29,998	5,724
Schering-Plough Corp.	301,700	9,443
Wyeth	118,820	5,834
		79,917
TOTAL HEALTH CARE		208,041
INDUSTRIALS - 12.1%
Aerospace & Defense - 3.5%
General Dynamics Corp.	164,800	14,631
Hexcel Corp. (a)	148,800	3,790
Honeywell International, Inc.	205,700	11,647
Lockheed Martin Corp.	40,400	4,471
United Technologies Corp.	366,700	27,418
		61,957
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	89,800	4,629
FedEx Corp.	13,000	1,280
United Parcel Service, Inc. Class B	38,000	2,800
		8,709
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - 0.4%
AMR Corp. (a)	90,100	$ 1,908
Delta Air Lines, Inc. (a)	88,800	1,755
UAL Corp. (a)	80,300	3,287
		6,950
Commercial Services & Supplies - 0.1%
Manpower, Inc.	41,300	2,523
Electrical Equipment - 1.5%
Alstom SA	24,700	5,535
Evergreen Solar, Inc. (a)	354,100	4,663
Gamesa Corporacion Tecnologica, SA	69,900	3,172
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	87,700	6,943
Vestas Wind Systems AS (a)	56,800	5,393
		25,706
Industrial Conglomerates - 4.0%
General Electric Co.	1,359,900	52,071
McDermott International, Inc. (a)	198,100	10,361
Siemens AG sponsored ADR	56,400	8,560
		70,992
Machinery - 1.3%
Caterpillar, Inc.	70,100	5,040
Danaher Corp.	109,100	9,472
Eaton Corp.	100,300	8,958
		23,470
Road & Rail - 0.8%
Landstar System, Inc.	137,100	5,454
Union Pacific Corp.	69,200	8,729
		14,183
TOTAL INDUSTRIALS		214,490
INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	1,437,000	40,265
Comverse Technology, Inc. (a)	258,935	4,195
Corning, Inc.	452,200	10,984
Harris Corp.	129,500	8,129
Juniper Networks, Inc. (a)	167,600	4,981
Nokia Corp. sponsored ADR	183,200	7,205
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	153,400	$ 6,256
Research In Motion Ltd. (a)	33,300	3,790
		85,805
Computers & Peripherals - 3.2%
Apple, Inc. (a)	152,827	27,848
EMC Corp. (a)	85,000	1,638
Hewlett-Packard Co.	514,300	26,312
Sun Microsystems, Inc. (a)	13,675	284
		56,082
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	141,253	5,344
Internet Software & Services - 2.4%
CMGI, Inc. (a)	112,560	1,167
eBay, Inc. (a)	337,250	11,308
Google, Inc. Class A (sub. vtg.) (a)	39,605	27,446
Move, Inc. (a)	405,500	953
Yahoo!, Inc. (a)	83,900	2,249
		43,123
IT Services - 0.6%
Paychex, Inc.	148,400	5,788
The Western Union Co.	242,700	5,485
		11,273
Office Electronics - 0.2%
Canon, Inc.	69,400	3,652
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices, Inc. (a)	292,300	2,853
Applied Materials, Inc.	621,882	11,710
ARM Holdings PLC sponsored ADR	350,000	2,881
Broadcom Corp. Class A (a)	234,500	6,271
Fairchild Semiconductor International, Inc. (a)	78,400	1,243
FormFactor, Inc. (a)	65,100	2,470
Infineon Technologies AG sponsored ADR (a)	185,000	2,190
Intel Corp.	669,700	17,466
Intersil Corp. Class A	112,500	2,806
Lam Research Corp. (a)	50,700	2,325
Marvell Technology Group Ltd. (a)	179,937	2,688
National Semiconductor Corp.	160,100	3,660
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Samsung Electronics Co. Ltd.	2,190	$ 1,343
Skyworks Solutions, Inc. (a)	144,400	1,311
		61,217
Software - 4.7%
Adobe Systems, Inc. (a)	138,400	5,832
Cognos, Inc. (a)	65,300	3,740
Electronic Arts, Inc. (a)	93,900	5,276
Gameloft (a)	126,500	1,120
Microsoft Corp.	1,656,800	55,668
Nintendo Co. Ltd.	4,700	2,861
Oracle Corp. (a)	225,800	4,557
Quest Software, Inc. (a)	205,710	3,326
		82,380
TOTAL INFORMATION TECHNOLOGY		348,876
MATERIALS - 2.8%
Chemicals - 2.0%
Albemarle Corp.	86,800	3,831
Monsanto Co.	144,880	14,397
Praxair, Inc.	190,800	16,291
		34,519
Metals & Mining - 0.8%
Alcoa, Inc.	117,300	4,266
Barrick Gold Corp.	119,100	4,803
Titanium Metals Corp.	169,764	5,037
		14,106
TOTAL MATERIALS		48,625
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	783,700	29,945
Level 3 Communications, Inc. (a)	855,500	2,874
Qwest Communications International, Inc. (a)	145,800	967
Verizon Communications, Inc.	484,700	20,944
		54,730
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	188,100	8,566
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Clearwire Corp.	125,000	$ 1,946
Sprint Nextel Corp.	98,800	1,533
		12,045
TOTAL TELECOMMUNICATION SERVICES		66,775
UTILITIES - 1.0%
Electric Utilities - 1.0%
Exelon Corp.	220,900	17,908
TOTAL COMMON STOCKS (Cost $1,443,978)		1,700,204
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 4.73% (b)	59,115,759	59,116
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	9,714,725	9,715
TOTAL MONEY MARKET FUNDS (Cost $68,831)		68,831
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,512,809)		1,769,035
NET OTHER ASSETS - (0.1)%		(1,594)
NET ASSETS - 100%		$ 1,767,441
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 3,758
Fidelity Securities Lending Cash Central Fund	151
Total	$ 3,909
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.6%
Switzerland	1.9%
Netherlands Antilles	1.4%
Cayman Islands	1.2%
Canada	1.0%
Others (individually less than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $9,675) - See accompanying schedule: Unaffiliated issuers (cost $1,443,978)	$ 1,700,204
Fidelity Central Funds (cost $68,831)	68,831
Total Investments (cost $1,512,809)		$ 1,769,035
Receivable for investments sold		41,408
Receivable for fund shares sold		1,654
Dividends receivable		1,676
Distributions receivable from Fidelity Central Funds		256
Other receivables		6
Total assets		1,814,035

Liabilities
Payable for investments purchased	$ 33,643
Payable for fund shares redeemed	1,710
Accrued management fee	659
Distribution fees payable	417
Other affiliated payables	406
Other payables and accrued expenses	44
Collateral on securities loaned, at value	9,715
Total liabilities		46,594

Net Assets		$ 1,767,441
Net Assets consist of:
Paid in capital		$ 1,415,827
Undistributed net investment income		7,011
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		88,376
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		256,227
Net Assets		$ 1,767,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($308,680 ÷ 14,135 shares)	$ 21.84

Maximum offering price per share (100/94.25 of $21.84)	$ 23.17
Class T: Net Asset Value and redemption price per share ($439,757 ÷ 20,261 shares)	$ 21.70

Maximum offering price per share (100/96.50 of $21.70)	$ 22.49
Class B: Net Asset Value and offering price per share ($83,518 ÷ 3,973 shares)A	$ 21.02

Class C: Net Asset Value and offering price per share ($121,168 ÷ 5,773 shares)A	$ 20.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($814,318 ÷ 36,963 shares)	$ 22.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 21,184
Interest		1
Income from Fidelity Central Funds		3,909
Total income		25,094

Expenses
Management fee	$ 7,621
Transfer agent fees	4,183
Distribution fees	5,368
Accounting and security lending fees	518
Custodian fees and expenses	39
Independent trustees' compensation	6
Registration fees	86
Audit	66
Legal	15
Miscellaneous	12
Total expenses before reductions	17,914
Expense reductions	(95)	17,819
Net investment income (loss)		7,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	100,788
Foreign currency transactions	(2)
Total net realized gain (loss)		100,786
Change in net unrealized appreciation (depreciation) on: Investment securities	81,709
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		81,712
Net gain (loss)		182,498
Net increase (decrease) in net assets resulting from operations		$ 189,773

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,275	$ 5,780
Net realized gain (loss)	100,786	78,499
Change in net unrealized appreciation (depreciation)	81,712	87,423
Net increase (decrease) in net assets resulting from operations	189,773	171,702
Distributions to shareholders from net investment income	(4,544)	(4,871)
Distributions to shareholders from net realized gain	(33,957)	-
Total distributions	(38,501)	(4,871)
Share transactions - net increase (decrease)	55,152	(237,892)
Total increase (decrease) in net assets	206,424	(71,061)

Net Assets
Beginning of period	1,561,017	1,632,078
End of period (including undistributed net investment income of $7,011 and undistributed net investment income of $4,970, respectively)	$ 1,767,441	$ 1,561,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.98	$ 17.94	$ 16.41	$ 15.42	$ 13.83
Income from Investment Operations
Net investment income (loss) C	.10	.09	.10	.15 F	.08
Net realized and unrealized gain (loss)	2.28	2.03	1.60	.91	1.60
Total from investment operations	2.38	2.12	1.70	1.06	1.68
Distributions from net investment income	(.07)	(.08)	(.17)	(.07)	(.09)
Distributions from net realized gain	(.45)	-	-	-	-
Total distributions	(.52)	(.08)	(.17)	(.07)	(.09)
Net asset value, end of period	$ 21.84	$ 19.98	$ 17.94	$ 16.41	$ 15.42
Total Return A, B	12.21%	11.83%	10.45%	6.86%	12.25%
Ratios to Average Net Assets D, G
Expenses before reductions	1.04%	1.07%	1.10%	1.10%	1.09%
Expenses net of fee waivers, if any	1.04%	1.07%	1.10%	1.10%	1.09%
Expenses net of all reductions	1.04%	1.06%	1.05%	1.09%	1.08%
Net investment income (loss)	.47%	.49%	.59%	.92%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 309	$ 256	$ 182	$ 160	$ 144
Portfolio turnover rate E	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.85	$ 17.80	$ 16.26	$ 15.29	$ 13.71
Income from Investment Operations
Net investment income (loss) C	.05	.05	.06	.11 F	.05
Net realized and unrealized gain (loss)	2.26	2.02	1.60	.90	1.58
Total from investment operations	2.31	2.07	1.66	1.01	1.63
Distributions from net investment income	(.01)	(.02)	(.12)	(.04)	(.05)
Distributions from net realized gain	(.45)	-	-	-	-
Total distributions	(.46)	(.02)	(.12)	(.04)	(.05)
Net asset value, end of period	$ 21.70	$ 19.85	$ 17.80	$ 16.26	$ 15.29
Total Return A, B	11.88%	11.62%	10.27%	6.58%	11.95%
Ratios to Average Net Assets D, G
Expenses before reductions	1.26%	1.28%	1.32%	1.32%	1.32%
Expenses net of fee waivers, if any	1.26%	1.28%	1.32%	1.32%	1.32%
Expenses net of all reductions	1.25%	1.27%	1.27%	1.32%	1.31%
Net investment income (loss)	.26%	.28%	.37%	.69%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 440	$ 505	$ 607	$ 792	$ 878
Portfolio turnover rate E	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.18	$ 17.28	$ 15.78	$ 14.88	$ 13.36
Income from Investment Operations
Net investment income (loss) C	(.06)	(.05)	(.03)	.02 F	(.03)
Net realized and unrealized gain (loss)	2.20	1.95	1.55	.88	1.55
Total from investment operations	2.14	1.90	1.52	.90	1.52
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	(.30)	-	-	-	-
Total distributions	(.30)	-	(.02)	-	-
Net asset value, end of period	$ 21.02	$ 19.18	$ 17.28	$ 15.78	$ 14.88
Total Return A, B	11.30%	11.00%	9.64%	6.05%	11.38%
Ratios to Average Net Assets D, G
Expenses before reductions	1.81%	1.85%	1.87%	1.88%	1.85%
Expenses net of fee waivers, if any	1.81%	1.85%	1.87%	1.88%	1.85%
Expenses net of all reductions	1.81%	1.84%	1.83%	1.87%	1.85%
Net investment income (loss)	(.30)%	(.29)%	(.19)%	.14%	(.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 84	$ 140	$ 231	$ 322	$ 372
Portfolio turnover rate E	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.21	$ 17.30	$ 15.81	$ 14.90	$ 13.38
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.02)	.03 F	(.02)
Net realized and unrealized gain (loss)	2.20	1.95	1.54	.88	1.54
Total from investment operations	2.15	1.91	1.52	.91	1.52
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	(.37)	-	-	-	-
Total distributions	(.37)	-	(.03)	-	-
Net asset value, end of period	$ 20.99	$ 19.21	$ 17.30	$ 15.81	$ 14.90
Total Return A, B	11.38%	11.04%	9.63%	6.11%	11.36%
Ratios to Average Net Assets D, G
Expenses before reductions	1.77%	1.80%	1.84%	1.83%	1.82%
Expenses net of fee waivers, if any	1.77%	1.80%	1.84%	1.83%	1.82%
Expenses net of all reductions	1.76%	1.78%	1.79%	1.83%	1.81%
Net investment income (loss)	(.25)%	(.23)%	(.15)%	.18%	(.16)%
Supplemental Data
Net assets, end of period (in millions)	$ 121	$ 123	$ 136	$ 174	$ 202
Portfolio turnover rate E	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 20.15	$ 18.09	$ 16.54	$ 15.55	$ 13.96
Income from Investment Operations
Net investment income (loss) B	.17	.16	.16	.20 E	.13
Net realized and unrealized gain (loss)	2.29	2.04	1.62	.92	1.61
Total from investment operations	2.46	2.20	1.78	1.12	1.74
Distributions from net investment income	(.13)	(.14)	(.23)	(.13)	(.15)
Distributions from net realized gain	(.45)	-	-	-	-
Total distributions	(.58)	(.14)	(.23)	(.13)	(.15)
Net asset value, end of period	$ 22.03	$ 20.15	$ 18.09	$ 16.54	$ 15.55
Total Return A	12.53%	12.22%	10.89%	7.21%	12.64%
Ratios to Average Net Assets C, F
Expenses before reductions	.72%	.73%	.74%	.78%	.72%
Expenses net of fee waivers, if any	.72%	.73%	.74%	.78%	.72%
Expenses net of all reductions	.72%	.72%	.69%	.77%	.72%
Net investment income (loss)	.79%	.83%	.94%	1.24%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 814	$ 537	$ 476	$ 381	$ 191
Portfolio turnover rate D	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C,and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, and losses deferred due to wash sales

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 306,072
Unrealized depreciation	(58,414)
Net unrealized appreciation (depreciation)	247,658
Undistributed ordinary income	11,163
Undistributed long-term capital gain	85,013

Cost for federal income tax purposes	$ 1,521,377

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 28,206	$ 4,871
Long-term Capital Gains	10,295	-
Total	$ 38,501	$ 4,871

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,424,896 and $1,396,941, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 718	$ 28
Class T	.25%	.25%	2,363	27
Class B	.75%	.25%	1,068	803
Class C	.75%	.25%	1,219	61
			$ 5,368	$ 919

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55
Class T	30
Class B*	149
Class C*	5
$ 239

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 835.29
Class T	1,209.26
Class B	326.31
Class C	320.26
Institutional Class	1,493.22
	$ 4,183

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $151.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 9
Class T	14
Class B	1
Class C	4
Institutional Class	27
$ 55

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ 907	$ 758
Class T	202	573
Institutional Class	3,435	3,540
Total	$ 4,544	$ 4,871
From net realized gain
Class A	$ 5,808	$ -
Class T	11,409	-
Class B	2,098	-
Class C	2,338	-
Institutional Class	12,304	-
Total	$ 33,957	$ -

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	4,405	6,255	$ 90,934	$ 115,817
Reinvestment of distributions	308	38	6,094	689
Shares redeemed	(3,372)	(3,642)	(69,855)	(67,641)
Net increase (decrease)	1,341	2,651	$ 27,173	$ 48,865
Class T
Shares sold	2,584	3,813	$ 53,031	$ 70,177
Reinvestment of distributions	569	31	11,207	552
Shares redeemed	(8,353)	(12,471)	(171,934)	(229,475)
Net increase (decrease)	(5,200)	(8,627)	$ (107,696)	$ (158,746)
Class B
Shares sold	322	471	$ 6,430	$ 8,341
Reinvestment of distributions	97	-	1,861	-
Shares redeemed	(3,750)	(6,562)	(74,295)	(116,897)
Net increase (decrease)	(3,331)	(6,091)	$ (66,004)	$ (108,556)
Class C
Shares sold	555	498	$ 11,022	$ 8,947
Reinvestment of distributions	105	-	2,007	-
Shares redeemed	(1,267)	(1,998)	(25,260)	(35,679)
Net increase (decrease)	(607)	(1,500)	$ (12,231)	$ (26,732)
Institutional Class
Shares sold	12,537	7,062	$ 262,040	$ 132,173
Reinvestment of distributions	777	167	15,475	3,022
Shares redeemed	(3,023)	(6,860)	(63,605)	(127,918)
Net increase (decrease)	10,291	369	$ 213,910	$ 7,277

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

Interested Trustees

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Growth & Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Growth & Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Growth & Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Growth & Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Growth & Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Growth & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Growth & Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Growth and Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/17/07	12/14/07	$0.085	$1.043
Class A	01/14/08	01/11/08	$0.00	$0.055
Class T	12/17/07	12/14/07	$0.02	$1.043
Class T	01/14/08	01/11/08	$0.00	$0.055
Class B	12/17/07	12/14/07	$0.00	$0.98
Class B	01/14/08	01/11/08	$0.00	$0.055
Class C	12/17/07	12/14/07	$0.00	$0.98
Class C	01/14/08	01/11/08	$0.00	$0.055

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $85,013,294 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 74%; Class T designates 90%; Class B designates 100%; and Class C designates 100% of the dividends distributed in December, 2006 as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 79%; Class T designates 97%; Class B designates 100%; and Class C designates 100% of the dividends distributed in December, 2006 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth & Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Growth & Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAI-UANN-0108
1.786687.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth & Income

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	12.53%	11.08%	6.90%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Institutional Class on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of Fidelity® Advisor Growth & Income Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares returned 12.21%, 11.88%, 11.30% and 11.38% respectively (excluding sales charges), outperforming the S&P 500®. Stock selection in financials, helped in large part by underweighting the more credit-sensitive diversified financials and banks, had a substantial positive impact on results. A strong showing from our capital goods holdings in energy-related businesses also helped. My choices within consumer discretionary stocks, however, detracted from results. In energy, my emphasis on oilfield services companies such as Cameron International and Smith International proved particularly successful. McDermott International, Vestas Wind Systems of Denmark and Suntech Power Holdings, three capital goods companies closely tied to energy development, also helped boost performance. Among non-energy-related investments, State Street Corp., a custodian and manager of financial assets, was a noteworthy contributor. Of all these contributors, only Smith International and State Street were index components. Although my insurance holdings performed well overall, industry leader American International Group (AIG) disappointed. It declined early in the period because of heavy selling of its stock by trusts controlled by its ousted chairman. Later, investors became worried about AIG's exposure to subprime mortgages and other potentially troublesome mortgage debt securities. Jamba, a non-index holding, declined because of disappointing sales in its chain of fruit-based beverage restaurants, while the lack of exposure to Coca-Cola also hurt.

The fund's Institutional Class shares returned 12.53%, outperforming the S&P 500®. Stock selection in financials, helped in large part by underweighting the more credit-sensitive diversified financials and banks, had a substantial positive impact on results. A strong showing from our capital goods holdings in energy-related businesses also helped. My choices within consumer discretionary stocks, however, detracted from results. In energy, my emphasis on oilfield services companies such as Cameron International and Smith International proved particularly successful. McDermott International, Vestas Wind Systems of Denmark and Suntech Power Holdings, three capital goods companies closely tied to energy development, also helped boost performance. Among non-energy-related investments, State Street Corp., a custodian and manager of financial assets, was a noteworthy contributor. Of all these contributors, only Smith International and State Street were index components. Although my insurance holdings performed well overall, industry leader American International Group (AIG) disappointed. It declined early in the period because of heavy selling of its stock by trusts controlled by its ousted chairman. Later, investors became worried about AIG's exposure to subprime mortgages and other potentially troublesome mortgage debt securities. Jamba, a non-index holding, declined because of disappointing sales in its chain of fruit-based beverage restaurants, while the lack of exposure to Coca-Cola also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,021.50	$ 5.27
Hypothetical A	$ 1,000.00	$ 1,019.85	$ 5.27
Class T
Actual	$ 1,000.00	$ 1,020.70	$ 6.33
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.33
Class B
Actual	$ 1,000.00	$ 1,017.40	$ 9.10
Hypothetical A	$ 1,000.00	$ 1,016.04	$ 9.10
Class C
Actual	$ 1,000.00	$ 1,017.90	$ 8.90
Hypothetical A	$ 1,000.00	$ 1,016.24	$ 8.90
Institutional Class
Actual	$ 1,000.00	$ 1,023.20	$ 3.65
Hypothetical A	$ 1,000.00	$ 1,021.46	$ 3.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.04%
Class T	1.25%
Class B	1.80%
Class C	1.76%
Institutional Class	.72%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.9	2.7
American International Group, Inc.	3.6	3.7
Microsoft Corp.	3.1	2.5
General Electric Co.	2.9	3.4
Procter & Gamble Co.	2.3	2.0
Cisco Systems, Inc.	2.3	2.0
State Street Corp.	1.9	0.9
AT&T, Inc.	1.7	1.5
Apple, Inc.	1.6	1.3
Google, Inc. Class A (sub. vtg.)	1.5	1.5
	24.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	21.5
Information Technology	19.7	19.4
Industrials	12.1	11.5
Health Care	11.8	12.0
Energy	11.5	10.5
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 96.2%		Stocks 95.4%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	10.4%	** Foreign investments	9.7%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.5%
Automobiles - 0.4%
General Motors Corp. (d)	224,800	$ 6,706
Hotels, Restaurants & Leisure - 0.4%
Jamba, Inc. (a)(d)	480,350	1,643
Starbucks Corp. (a)	235,550	5,510
		7,153
Household Durables - 0.9%
D.R. Horton, Inc.	319,800	3,828
Toll Brothers, Inc. (a)	251,700	5,203
Whirlpool Corp.	84,100	6,809
		15,840
Media - 1.3%
E.W. Scripps Co. Class A	112,500	4,888
EchoStar Communications Corp. Class A (a)	39,200	1,690
News Corp. Class B	515,700	11,180
Time Warner, Inc.	272,900	4,710
		22,468
Multiline Retail - 1.0%
JCPenney Co., Inc.	36,300	1,602
Sears Holdings Corp. (a)(d)	36,600	3,862
Target Corp.	188,800	11,339
		16,803
Specialty Retail - 1.5%
Best Buy Co., Inc.	60,600	3,094
Lowe's Companies, Inc.	418,400	10,213
PetSmart, Inc.	184,422	5,252
Staples, Inc.	237,398	5,626
Tiffany & Co., Inc.	67,900	3,153
		27,338
TOTAL CONSUMER DISCRETIONARY		96,308
CONSUMER STAPLES - 7.5%
Beverages - 0.5%
Molson Coors Brewing Co. Class B	79,900	4,302
PepsiCo, Inc.	49,300	3,805
		8,107
Food & Staples Retailing - 1.2%
China Nepstar Chain Drugstore Ltd. ADR	56,100	1,045
CVS Caremark Corp.	305,300	12,239
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Sysco Corp.	179,400	$ 5,832
Wal-Mart Stores, Inc.	51,300	2,457
		21,573
Food Products - 1.8%
Kraft Foods, Inc. Class A	257,700	8,904
McCormick & Co., Inc. (non-vtg.)	105,100	4,016
Nestle SA sponsored ADR	153,200	18,292
		31,212
Household Products - 2.8%
Colgate-Palmolive Co.	105,800	8,472
Procter & Gamble Co.	564,200	41,751
		50,223
Tobacco - 1.2%
Altria Group, Inc.	281,150	21,806
TOTAL CONSUMER STAPLES		132,921
ENERGY - 11.5%
Energy Equipment & Services - 4.1%
Baker Hughes, Inc.	63,370	5,087
Cameron International Corp. (a)	224,300	20,911
Diamond Offshore Drilling, Inc.	15,600	1,816
Halliburton Co.	141,500	5,180
Nabors Industries Ltd. (a)	35,300	950
Schlumberger Ltd. (NY Shares)	258,200	24,129
Smith International, Inc.	233,000	14,614
		72,687
Oil, Gas & Consumable Fuels - 7.4%
Chesapeake Energy Corp.	153,000	5,791
Devon Energy Corp.	95,700	7,925
EOG Resources, Inc.	92,700	7,674
Exxon Mobil Corp.	779,300	69,481
Peabody Energy Corp.	230,700	12,836
Petroplus Holdings AG	33,769	2,758
Plains Exploration & Production Co. (a)	160,500	8,091
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ultra Petroleum Corp. (a)	69,000	$ 4,478
Valero Energy Corp.	180,300	11,732
		130,766
TOTAL ENERGY		203,453
FINANCIALS - 20.5%
Capital Markets - 6.7%
Ameriprise Financial, Inc.	64,600	3,791
Bank of New York Mellon Corp.	259,300	12,436
Charles Schwab Corp.	532,800	12,952
Franklin Resources, Inc.	21,500	2,648
Goldman Sachs Group, Inc.	94,600	21,440
Janus Capital Group, Inc.	160,983	5,404
Lehman Brothers Holdings, Inc.	268,000	16,785
State Street Corp.	425,483	33,992
T. Rowe Price Group, Inc.	152,300	9,363
		118,811
Commercial Banks - 0.7%
PNC Financial Services Group, Inc.	55,900	4,092
Standard Chartered PLC (United Kingdom)	169,086	6,653
U.S. Bancorp, Delaware	73,500	2,432
		13,177
Consumer Finance - 1.2%
American Express Co.	158,100	9,325
Capital One Financial Corp.	135,400	7,218
Discover Financial Services	251,900	4,376
		20,919
Diversified Financial Services - 2.5%
Bank of America Corp.	415,600	19,172
Bolsa de Mercadorias & Futuros - BM&F SA	63,700	867
Bovespa Holding SA	20,000	378
Citigroup, Inc.	523,300	17,426
Deutsche Boerse AG	31,285	5,868
		43,711
Insurance - 8.5%
ACE Ltd.	200,000	11,966
AFLAC, Inc.	106,000	6,640
American International Group, Inc.	1,084,171	63,023
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc. Class A (a)	132	$ 18,493
Everest Re Group Ltd.	48,000	5,037
Fidelity National Financial, Inc. Class A	256,700	4,010
Hartford Financial Services Group, Inc.	126,100	12,020
MBIA, Inc.	61,900	2,260
National Financial Partners Corp.	106,500	4,835
Prudential Financial, Inc.	151,200	14,234
W.R. Berkley Corp.	247,950	7,582
		150,100
Real Estate Investment Trusts - 0.5%
Annaly Capital Management, Inc.	472,100	8,125
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp.	185,600	2,008
Hudson City Bancorp, Inc.	391,300	5,956
		7,964
TOTAL FINANCIALS		362,807
HEALTH CARE - 11.8%
Biotechnology - 2.3%
Amgen, Inc. (a)	77,800	4,298
Biogen Idec, Inc. (a)	72,100	5,344
Celgene Corp. (a)	70,700	4,352
Cephalon, Inc. (a)	75,400	5,649
Genentech, Inc. (a)	91,900	7,007
Gilead Sciences, Inc. (a)	174,380	8,116
PDL BioPharma, Inc. (a)	304,700	5,396
		40,162
Health Care Equipment & Supplies - 3.3%
Alcon, Inc.	33,500	4,661
Baxter International, Inc.	122,900	7,358
Becton, Dickinson & Co.	132,800	10,987
C.R. Bard, Inc.	90,300	7,633
Cooper Companies, Inc.	74,500	3,206
Covidien Ltd.	178,655	7,166
Medtronic, Inc.	156,500	7,958
Mindray Medical International Ltd. sponsored ADR (d)	48,900	1,980
St. Jude Medical, Inc. (a)	172,100	6,841
		57,790
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.6%
Brookdale Senior Living, Inc.	65,400	$ 2,165
Health Net, Inc. (a)	56,500	2,745
Henry Schein, Inc. (a)	173,395	10,256
I-trax, Inc. (a)	255,316	924
Medco Health Solutions, Inc. (a)	72,800	7,279
Tenet Healthcare Corp. (a)	113,400	625
UnitedHealth Group, Inc.	73,000	4,015
		28,009
Life Sciences Tools & Services - 0.1%
Affymetrix, Inc. (a)	65,700	1,370
Millipore Corp. (a)	9,684	793
		2,163
Pharmaceuticals - 4.5%
Abbott Laboratories	143,000	8,224
Allergan, Inc.	98,500	6,603
Johnson & Johnson	193,400	13,101
Merck & Co., Inc.	450,300	26,730
Pfizer, Inc.	179,200	4,258
Roche Holding AG (participation certificate)	29,998	5,724
Schering-Plough Corp.	301,700	9,443
Wyeth	118,820	5,834
		79,917
TOTAL HEALTH CARE		208,041
INDUSTRIALS - 12.1%
Aerospace & Defense - 3.5%
General Dynamics Corp.	164,800	14,631
Hexcel Corp. (a)	148,800	3,790
Honeywell International, Inc.	205,700	11,647
Lockheed Martin Corp.	40,400	4,471
United Technologies Corp.	366,700	27,418
		61,957
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	89,800	4,629
FedEx Corp.	13,000	1,280
United Parcel Service, Inc. Class B	38,000	2,800
		8,709
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - 0.4%
AMR Corp. (a)	90,100	$ 1,908
Delta Air Lines, Inc. (a)	88,800	1,755
UAL Corp. (a)	80,300	3,287
		6,950
Commercial Services & Supplies - 0.1%
Manpower, Inc.	41,300	2,523
Electrical Equipment - 1.5%
Alstom SA	24,700	5,535
Evergreen Solar, Inc. (a)	354,100	4,663
Gamesa Corporacion Tecnologica, SA	69,900	3,172
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	87,700	6,943
Vestas Wind Systems AS (a)	56,800	5,393
		25,706
Industrial Conglomerates - 4.0%
General Electric Co.	1,359,900	52,071
McDermott International, Inc. (a)	198,100	10,361
Siemens AG sponsored ADR	56,400	8,560
		70,992
Machinery - 1.3%
Caterpillar, Inc.	70,100	5,040
Danaher Corp.	109,100	9,472
Eaton Corp.	100,300	8,958
		23,470
Road & Rail - 0.8%
Landstar System, Inc.	137,100	5,454
Union Pacific Corp.	69,200	8,729
		14,183
TOTAL INDUSTRIALS		214,490
INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	1,437,000	40,265
Comverse Technology, Inc. (a)	258,935	4,195
Corning, Inc.	452,200	10,984
Harris Corp.	129,500	8,129
Juniper Networks, Inc. (a)	167,600	4,981
Nokia Corp. sponsored ADR	183,200	7,205
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	153,400	$ 6,256
Research In Motion Ltd. (a)	33,300	3,790
		85,805
Computers & Peripherals - 3.2%
Apple, Inc. (a)	152,827	27,848
EMC Corp. (a)	85,000	1,638
Hewlett-Packard Co.	514,300	26,312
Sun Microsystems, Inc. (a)	13,675	284
		56,082
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	141,253	5,344
Internet Software & Services - 2.4%
CMGI, Inc. (a)	112,560	1,167
eBay, Inc. (a)	337,250	11,308
Google, Inc. Class A (sub. vtg.) (a)	39,605	27,446
Move, Inc. (a)	405,500	953
Yahoo!, Inc. (a)	83,900	2,249
		43,123
IT Services - 0.6%
Paychex, Inc.	148,400	5,788
The Western Union Co.	242,700	5,485
		11,273
Office Electronics - 0.2%
Canon, Inc.	69,400	3,652
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices, Inc. (a)	292,300	2,853
Applied Materials, Inc.	621,882	11,710
ARM Holdings PLC sponsored ADR	350,000	2,881
Broadcom Corp. Class A (a)	234,500	6,271
Fairchild Semiconductor International, Inc. (a)	78,400	1,243
FormFactor, Inc. (a)	65,100	2,470
Infineon Technologies AG sponsored ADR (a)	185,000	2,190
Intel Corp.	669,700	17,466
Intersil Corp. Class A	112,500	2,806
Lam Research Corp. (a)	50,700	2,325
Marvell Technology Group Ltd. (a)	179,937	2,688
National Semiconductor Corp.	160,100	3,660
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Samsung Electronics Co. Ltd.	2,190	$ 1,343
Skyworks Solutions, Inc. (a)	144,400	1,311
		61,217
Software - 4.7%
Adobe Systems, Inc. (a)	138,400	5,832
Cognos, Inc. (a)	65,300	3,740
Electronic Arts, Inc. (a)	93,900	5,276
Gameloft (a)	126,500	1,120
Microsoft Corp.	1,656,800	55,668
Nintendo Co. Ltd.	4,700	2,861
Oracle Corp. (a)	225,800	4,557
Quest Software, Inc. (a)	205,710	3,326
		82,380
TOTAL INFORMATION TECHNOLOGY		348,876
MATERIALS - 2.8%
Chemicals - 2.0%
Albemarle Corp.	86,800	3,831
Monsanto Co.	144,880	14,397
Praxair, Inc.	190,800	16,291
		34,519
Metals & Mining - 0.8%
Alcoa, Inc.	117,300	4,266
Barrick Gold Corp.	119,100	4,803
Titanium Metals Corp.	169,764	5,037
		14,106
TOTAL MATERIALS		48,625
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	783,700	29,945
Level 3 Communications, Inc. (a)	855,500	2,874
Qwest Communications International, Inc. (a)	145,800	967
Verizon Communications, Inc.	484,700	20,944
		54,730
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	188,100	8,566
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Clearwire Corp.	125,000	$ 1,946
Sprint Nextel Corp.	98,800	1,533
		12,045
TOTAL TELECOMMUNICATION SERVICES		66,775
UTILITIES - 1.0%
Electric Utilities - 1.0%
Exelon Corp.	220,900	17,908
TOTAL COMMON STOCKS (Cost $1,443,978)		1,700,204
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 4.73% (b)	59,115,759	59,116
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	9,714,725	9,715
TOTAL MONEY MARKET FUNDS (Cost $68,831)		68,831
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,512,809)		1,769,035
NET OTHER ASSETS - (0.1)%		(1,594)
NET ASSETS - 100%		$ 1,767,441
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 3,758
Fidelity Securities Lending Cash Central Fund	151
Total	$ 3,909
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.6%
Switzerland	1.9%
Netherlands Antilles	1.4%
Cayman Islands	1.2%
Canada	1.0%
Others (individually less than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $9,675) - See accompanying schedule: Unaffiliated issuers (cost $1,443,978)	$ 1,700,204
Fidelity Central Funds (cost $68,831)	68,831
Total Investments (cost $1,512,809)		$ 1,769,035
Receivable for investments sold		41,408
Receivable for fund shares sold		1,654
Dividends receivable		1,676
Distributions receivable from Fidelity Central Funds		256
Other receivables		6
Total assets		1,814,035

Liabilities
Payable for investments purchased	$ 33,643
Payable for fund shares redeemed	1,710
Accrued management fee	659
Distribution fees payable	417
Other affiliated payables	406
Other payables and accrued expenses	44
Collateral on securities loaned, at value	9,715
Total liabilities		46,594

Net Assets		$ 1,767,441
Net Assets consist of:
Paid in capital		$ 1,415,827
Undistributed net investment income		7,011
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		88,376
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		256,227
Net Assets		$ 1,767,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($308,680 ÷ 14,135 shares)	$ 21.84

Maximum offering price per share (100/94.25 of $21.84)	$ 23.17
Class T: Net Asset Value and redemption price per share ($439,757 ÷ 20,261 shares)	$ 21.70

Maximum offering price per share (100/96.50 of $21.70)	$ 22.49
Class B: Net Asset Value and offering price per share ($83,518 ÷ 3,973 shares)A	$ 21.02

Class C: Net Asset Value and offering price per share ($121,168 ÷ 5,773 shares)A	$ 20.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($814,318 ÷ 36,963 shares)	$ 22.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 21,184
Interest		1
Income from Fidelity Central Funds		3,909
Total income		25,094

Expenses
Management fee	$ 7,621
Transfer agent fees	4,183
Distribution fees	5,368
Accounting and security lending fees	518
Custodian fees and expenses	39
Independent trustees' compensation	6
Registration fees	86
Audit	66
Legal	15
Miscellaneous	12
Total expenses before reductions	17,914
Expense reductions	(95)	17,819
Net investment income (loss)		7,275
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	100,788
Foreign currency transactions	(2)
Total net realized gain (loss)		100,786
Change in net unrealized appreciation (depreciation) on: Investment securities	81,709
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		81,712
Net gain (loss)		182,498
Net increase (decrease) in net assets resulting from operations		$ 189,773

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,275	$ 5,780
Net realized gain (loss)	100,786	78,499
Change in net unrealized appreciation (depreciation)	81,712	87,423
Net increase (decrease) in net assets resulting from operations	189,773	171,702
Distributions to shareholders from net investment income	(4,544)	(4,871)
Distributions to shareholders from net realized gain	(33,957)	-
Total distributions	(38,501)	(4,871)
Share transactions - net increase (decrease)	55,152	(237,892)
Total increase (decrease) in net assets	206,424	(71,061)

Net Assets
Beginning of period	1,561,017	1,632,078
End of period (including undistributed net investment income of $7,011 and undistributed net investment income of $4,970, respectively)	$ 1,767,441	$ 1,561,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.98	$ 17.94	$ 16.41	$ 15.42	$ 13.83
Income from Investment Operations
Net investment income (loss) C	.10	.09	.10	.15 F	.08
Net realized and unrealized gain (loss)	2.28	2.03	1.60	.91	1.60
Total from investment operations	2.38	2.12	1.70	1.06	1.68
Distributions from net investment income	(.07)	(.08)	(.17)	(.07)	(.09)
Distributions from net realized gain	(.45)	-	-	-	-
Total distributions	(.52)	(.08)	(.17)	(.07)	(.09)
Net asset value, end of period	$ 21.84	$ 19.98	$ 17.94	$ 16.41	$ 15.42
Total Return A, B	12.21%	11.83%	10.45%	6.86%	12.25%
Ratios to Average Net Assets D, G
Expenses before reductions	1.04%	1.07%	1.10%	1.10%	1.09%
Expenses net of fee waivers, if any	1.04%	1.07%	1.10%	1.10%	1.09%
Expenses net of all reductions	1.04%	1.06%	1.05%	1.09%	1.08%
Net investment income (loss)	.47%	.49%	.59%	.92%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 309	$ 256	$ 182	$ 160	$ 144
Portfolio turnover rate E	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.85	$ 17.80	$ 16.26	$ 15.29	$ 13.71
Income from Investment Operations
Net investment income (loss) C	.05	.05	.06	.11 F	.05
Net realized and unrealized gain (loss)	2.26	2.02	1.60	.90	1.58
Total from investment operations	2.31	2.07	1.66	1.01	1.63
Distributions from net investment income	(.01)	(.02)	(.12)	(.04)	(.05)
Distributions from net realized gain	(.45)	-	-	-	-
Total distributions	(.46)	(.02)	(.12)	(.04)	(.05)
Net asset value, end of period	$ 21.70	$ 19.85	$ 17.80	$ 16.26	$ 15.29
Total Return A, B	11.88%	11.62%	10.27%	6.58%	11.95%
Ratios to Average Net Assets D, G
Expenses before reductions	1.26%	1.28%	1.32%	1.32%	1.32%
Expenses net of fee waivers, if any	1.26%	1.28%	1.32%	1.32%	1.32%
Expenses net of all reductions	1.25%	1.27%	1.27%	1.32%	1.31%
Net investment income (loss)	.26%	.28%	.37%	.69%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 440	$ 505	$ 607	$ 792	$ 878
Portfolio turnover rate E	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.18	$ 17.28	$ 15.78	$ 14.88	$ 13.36
Income from Investment Operations
Net investment income (loss) C	(.06)	(.05)	(.03)	.02 F	(.03)
Net realized and unrealized gain (loss)	2.20	1.95	1.55	.88	1.55
Total from investment operations	2.14	1.90	1.52	.90	1.52
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	(.30)	-	-	-	-
Total distributions	(.30)	-	(.02)	-	-
Net asset value, end of period	$ 21.02	$ 19.18	$ 17.28	$ 15.78	$ 14.88
Total Return A, B	11.30%	11.00%	9.64%	6.05%	11.38%
Ratios to Average Net Assets D, G
Expenses before reductions	1.81%	1.85%	1.87%	1.88%	1.85%
Expenses net of fee waivers, if any	1.81%	1.85%	1.87%	1.88%	1.85%
Expenses net of all reductions	1.81%	1.84%	1.83%	1.87%	1.85%
Net investment income (loss)	(.30)%	(.29)%	(.19)%	.14%	(.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 84	$ 140	$ 231	$ 322	$ 372
Portfolio turnover rate E	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.21	$ 17.30	$ 15.81	$ 14.90	$ 13.38
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.02)	.03 F	(.02)
Net realized and unrealized gain (loss)	2.20	1.95	1.54	.88	1.54
Total from investment operations	2.15	1.91	1.52	.91	1.52
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	(.37)	-	-	-	-
Total distributions	(.37)	-	(.03)	-	-
Net asset value, end of period	$ 20.99	$ 19.21	$ 17.30	$ 15.81	$ 14.90
Total Return A, B	11.38%	11.04%	9.63%	6.11%	11.36%
Ratios to Average Net Assets D, G
Expenses before reductions	1.77%	1.80%	1.84%	1.83%	1.82%
Expenses net of fee waivers, if any	1.77%	1.80%	1.84%	1.83%	1.82%
Expenses net of all reductions	1.76%	1.78%	1.79%	1.83%	1.81%
Net investment income (loss)	(.25)%	(.23)%	(.15)%	.18%	(.16)%
Supplemental Data
Net assets, end of period (in millions)	$ 121	$ 123	$ 136	$ 174	$ 202
Portfolio turnover rate E	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 20.15	$ 18.09	$ 16.54	$ 15.55	$ 13.96
Income from Investment Operations
Net investment income (loss) B	.17	.16	.16	.20 E	.13
Net realized and unrealized gain (loss)	2.29	2.04	1.62	.92	1.61
Total from investment operations	2.46	2.20	1.78	1.12	1.74
Distributions from net investment income	(.13)	(.14)	(.23)	(.13)	(.15)
Distributions from net realized gain	(.45)	-	-	-	-
Total distributions	(.58)	(.14)	(.23)	(.13)	(.15)
Net asset value, end of period	$ 22.03	$ 20.15	$ 18.09	$ 16.54	$ 15.55
Total Return A	12.53%	12.22%	10.89%	7.21%	12.64%
Ratios to Average Net Assets C, F
Expenses before reductions	.72%	.73%	.74%	.78%	.72%
Expenses net of fee waivers, if any	.72%	.73%	.74%	.78%	.72%
Expenses net of all reductions	.72%	.72%	.69%	.77%	.72%
Net investment income (loss)	.79%	.83%	.94%	1.24%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 814	$ 537	$ 476	$ 381	$ 191
Portfolio turnover rate D	88%	109%	187%	25%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C,and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, and losses deferred due to wash sales

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 306,072
Unrealized depreciation	(58,414)
Net unrealized appreciation (depreciation)	247,658
Undistributed ordinary income	11,163
Undistributed long-term capital gain	85,013

Cost for federal income tax purposes	$ 1,521,377

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 28,206	$ 4,871
Long-term Capital Gains	10,295	-
Total	$ 38,501	$ 4,871

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,424,896 and $1,396,941, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 718	$ 28
Class T	.25%	.25%	2,363	27
Class B	.75%	.25%	1,068	803
Class C	.75%	.25%	1,219	61
			$ 5,368	$ 919

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55
Class T	30
Class B*	149
Class C*	5
$ 239

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 835.29
Class T	1,209.26
Class B	326.31
Class C	320.26
Institutional Class	1,493.22
	$ 4,183

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $151.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 9
Class T	14
Class B	1
Class C	4
Institutional Class	27
$ 55

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which

Annual Report

10. Other - continued

did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ 907	$ 758
Class T	202	573
Institutional Class	3,435	3,540
Total	$ 4,544	$ 4,871
From net realized gain
Class A	$ 5,808	$ -
Class T	11,409	-
Class B	2,098	-
Class C	2,338	-
Institutional Class	12,304	-
Total	$ 33,957	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	4,405	6,255	$ 90,934	$ 115,817
Reinvestment of distributions	308	38	6,094	689
Shares redeemed	(3,372)	(3,642)	(69,855)	(67,641)
Net increase (decrease)	1,341	2,651	$ 27,173	$ 48,865
Class T
Shares sold	2,584	3,813	$ 53,031	$ 70,177
Reinvestment of distributions	569	31	11,207	552
Shares redeemed	(8,353)	(12,471)	(171,934)	(229,475)
Net increase (decrease)	(5,200)	(8,627)	$ (107,696)	$ (158,746)
Class B
Shares sold	322	471	$ 6,430	$ 8,341
Reinvestment of distributions	97	-	1,861	-
Shares redeemed	(3,750)	(6,562)	(74,295)	(116,897)
Net increase (decrease)	(3,331)	(6,091)	$ (66,004)	$ (108,556)
Class C
Shares sold	555	498	$ 11,022	$ 8,947
Reinvestment of distributions	105	-	2,007	-
Shares redeemed	(1,267)	(1,998)	(25,260)	(35,679)
Net increase (decrease)	(607)	(1,500)	$ (12,231)	$ (26,732)
Institutional Class
Shares sold	12,537	7,062	$ 262,040	$ 132,173
Reinvestment of distributions	777	167	15,475	3,022
Shares redeemed	(3,023)	(6,860)	(63,605)	(127,918)
Net increase (decrease)	10,291	369	$ 213,910	$ 7,277

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

Interested Trustees

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Growth & Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Growth & Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Growth & Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Growth & Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Growth & Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Growth & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Growth & Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Growth and Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/17/07	12/14/07	$0.154	$1.043
Institutional Class	01/14/08	01/11/08	$0.00	$0.055

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $85,013,294 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 64% of the dividends distributed in December, 2006 as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 68% of the dividends distributed in December, 2006 as amounts which may be taken into account as a dividend for purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth & Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Growth & Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAII-UANN-0108
1.786688.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	12.12%	11.17%	2.68%
Class T (incl. 3.50% sales charge) C	14.60%	11.54%	2.76%
Class B (incl. contingent deferred sales charge) A,C	13.09%	11.37%	2.72%
Class C (incl. contingent deferred sales charge) B,C	17.06%	11.66%	2.52%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

C Prior to February 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Class T on November 30, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index and the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. Effective February 1, 2007, the fund changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the year ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board addressed the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares returned 18.96%, 18.75%, 18.09% and 18.06%, respectively (excluding sales charges), outpacing the 12.60% gain of the Russell 1000® Growth Index, which became the fund's primary benchmark on February 1, 2007. The fund's returns also beat the 12.62% gain of a Linked index combining the returns of the S&P 500®, with which the fund was compared through January, and the new Russell benchmark, with which the fund was compared during the period's final 10 months. Several technology holdings fueled the fund's performance, including Canada's Research In Motion and Apple in hardware and equipment, as well as Japan's Nintendo and Google in software and services. Overweighting energy contributed, with oil refiner Valero and energy services providers National Oilwell Varco and Transocean providing nice lifts, as did energy infrastructure builder Fluor in capital goods. Little or no exposure to health care stocks Amgen and Johnson & Johnson and housing-related retailers Home Depot and Lowe's helped, while CME Group in financials performed well. Currency fluctuations also enhanced the fund's return. On the flip side, overweighting financials overall hurt, with weak performance by private-equity firms Fortress Investment and Blackstone Group, distressed-securities investor Oaktree Capital, and brokerage firms Goldman Sachs and Morgan Stanley. Several tech stocks were weak, including Cognizant Technology Solutions - the fund's largest detractor, Sun Microsystems and Marvell Technology Group. Retailer Sears Holdings detracted as well. Some of these stocks were not held at period end.

For the 12 months that ended November 30, 2007, the fund's Institutional Class shares returned 19.41%, outpacing the 12.60% gain of the Russell 1000® Growth Index, which became the fund's primary benchmark on February 1, 2007. The fund's return also beat the 12.62% gain of a Linked index combining the returns of the S&P 500®, with which the fund was compared through January, and the new Russell benchmark, with which the fund was compared during the period's final 10 months. Several technology holdings fueled the fund's performance, including Canada's Research In Motion and Apple in hardware and equipment, as well as Japan's Nintendo and Google in software and services. Overweighting energy contributed, with oil refiner Valero and energy services providers National Oilwell Varco and Transocean providing nice lifts, as did energy infrastructure builder Fluor in capital goods. Little or no exposure to health care stocks Amgen and Johnson & Johnson and housing-related retailers Home Depot and Lowe's helped, while CME Group in financials performed well. Currency fluctuations also enhanced the fund's return. On the flip side, overweighting financials overall hurt, with weak performance by private-equity firms Fortress Investment and Blackstone Group, distressed-securities investor Oaktree Capital, and brokerage firms Goldman Sachs and Morgan Stanley. Several tech stocks were weak, including Cognizant Technology Solutions - the fund's largest detractor, Sun Microsystems and Marvell Technology Group. Retailer Sears Holdings detracted as well. Some of these stocks were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b -1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,076.10	$ 6.04
Hypothetical A	$ 1,000.00	$ 1,019.25	$ 5.87
Class T
Actual	$ 1,000.00	$ 1,075.10	$ 6.97
Hypothetical A	$ 1,000.00	$ 1,018.35	$ 6.78
Class B
Actual	$ 1,000.00	$ 1,072.10	$ 10.08
Hypothetical A	$ 1,000.00	$ 1,015.34	$ 9.80
Class C
Actual	$ 1,000.00	$ 1,071.80	$ 9.92
Hypothetical A	$ 1,000.00	$ 1,015.49	$ 9.65
Institutional Class
Actual	$ 1,000.00	$ 1,078.00	$ 4.06
Hypothetical A	$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one -half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.34%
Class B	1.94%
Class C	1.91%
Institutional Class	.78%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	13.5	12.7
Nintendo Co. Ltd.	5.5	1.3
Valero Energy Corp.	5.4	4.5
Research In Motion Ltd.	5.3	3.6
Cognizant Technology Solutions Corp. Class A	4.9	3.7
CME Group, Inc.	4.0	0.0
Apple, Inc.	4.0	4.1
eBay, Inc.	2.5	5.6
Ultra Petroleum Corp.	2.2	2.1
AT&T, Inc.	2.1	2.1
	49.4
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	46.6	42.0
Energy	19.5	14.2
Financials	14.3	19.5
Telecommunication Services	5.8	4.2
Health Care	3.7	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.2%		Stocks 100.0%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	25.0%	** Foreign investments	16.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 3.3%
Hotels, Restaurants & Leisure - 0.0%
Las Vegas Sands Corp. (a)	2,000	$ 227
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)(d)	155,000	14,037
B2W Companhia Global Do Varejo	17,100	774
		14,811
Media - 0.6%
The Walt Disney Co.	51,700	1,714
Time Warner, Inc.	966,300	16,678
		18,392
Multiline Retail - 0.5%
Sears Holdings Corp. (a)(d)	139,400	14,708
Specialty Retail - 1.1%
Gamestop Corp. Class A (a)	226,800	13,030
J. Crew Group, Inc. (a)	7,100	341
Zumiez, Inc. (a)(d)	725,893	20,180
		33,551
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc. (a)	277,500	10,306
Lululemon Athletica, Inc.	89,100	3,267
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	107,500	5,341
		18,914
TOTAL CONSUMER DISCRETIONARY		100,603
ENERGY - 19.5%
Energy Equipment & Services - 7.0%
Baker Hughes, Inc.	55,500	4,455
Diamond Offshore Drilling, Inc.	38,300	4,459
FMC Technologies, Inc. (a)	245,270	13,632
Grant Prideco, Inc. (a)	279,000	13,420
National Oilwell Varco, Inc. (a)	843,980	57,517
Pride International, Inc. (a)	397,500	13,106
Schlumberger Ltd. (NY Shares)	295,900	27,652
Smith International, Inc.	40,900	2,565
Tenaris SA sponsored ADR	285,600	13,475
Transocean, Inc. (a)	396,546	54,442
Weatherford International Ltd. (a)	76,000	4,759
		209,482
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 12.5%
Cabot Oil & Gas Corp.	84,400	$ 2,905
Chesapeake Energy Corp.	633,342	23,972
EOG Resources, Inc.	351,800	29,122
Frontier Oil Corp.	89,200	3,943
Goodrich Petroleum Corp. (a)(d)	83,800	2,047
Noble Energy, Inc.	79,300	5,713
Patriot Coal Corp. (a)	41,399	1,400
Peabody Energy Corp.	554,599	30,858
Petroplus Holdings AG	88,616	7,237
Quicksilver Resources, Inc. (a)	156,700	7,929
SandRidge Energy, Inc.	14,000	445
Southwestern Energy Co. (a)	266,800	13,279
Tesoro Corp.	285,600	14,046
Ultra Petroleum Corp. (a)	1,003,800	65,147
Valero Energy Corp.	2,511,039	163,393
Williams Companies, Inc.	123,100	4,273
		375,709
TOTAL ENERGY		585,191
FINANCIALS - 14.3%
Capital Markets - 5.9%
Ashmore Group plc	6,694,800	37,983
EFG International	61,050	2,482
Fortress Investment Group LLC (d)	601,098	10,946
Goldman Sachs Group, Inc.	78,935	17,890
Greenhill & Co., Inc. (d)	316,200	22,858
Lazard Ltd. Class A	325,000	15,815
Lehman Brothers Holdings, Inc.	686,700	43,008
MF Global Ltd.	490,400	14,138
Och-Ziff Capital Management Group LLC Class A	163,200	4,023
T. Rowe Price Group, Inc.	41,300	2,539
The Blackstone Group LP	301,800	6,640
		178,322
Consumer Finance - 0.0%
American Express Co.	8,200	484
Diversified Financial Services - 8.1%
Apollo Global Management LLC (a)(e)	984,300	23,623
Bolsa de Mercadorias & Futuros - BM&F SA	354,400	4,824
Bovespa Holding SA	1,507,000	28,481
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
CME Group, Inc.	182,834	$ 120,414
Deutsche Boerse AG	49,600	9,304
JSE Ltd.	816,955	11,045
Moody's Corp. (d)	206,300	7,769
NETeller PLC (a)	795,852	990
Oaktree Capital Group LLC (a)(e)	1,150,000	37,663
		244,113
Insurance - 0.2%
American International Group, Inc.	99,700	5,796
Real Estate Management & Development - 0.1%
Country Garden Holdings Co. Ltd.	1,655,000	2,066
TOTAL FINANCIALS		430,781
HEALTH CARE - 3.7%
Biotechnology - 2.2%
Amylin Pharmaceuticals, Inc. (a)	192,600	7,355
Celgene Corp. (a)	547,635	33,707
Genentech, Inc. (a)	8,529	650
Gilead Sciences, Inc. (a)	381,700	17,764
NeurogesX, Inc.	578,500	3,882
Vertex Pharmaceuticals, Inc. (a)	97,200	2,468
		65,826
Health Care Equipment & Supplies - 0.2%
Inverness Medical Innovations, Inc. (a)	101,800	5,974
Health Care Providers & Services - 0.6%
Brookdale Senior Living, Inc.	66,600	2,204
UnitedHealth Group, Inc.	318,907	17,540
		19,744
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	287,600	5,088
Cerner Corp. (a)	104,900	6,268
		11,356
Life Sciences Tools & Services - 0.1%
Exelixis, Inc. (a)	423,700	3,699
Pharmaceuticals - 0.2%
Allergan, Inc.	81,900	5,491
TOTAL HEALTH CARE		112,090
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 3.2%
Airlines - 0.8%
AirAsia Bhd (a)	2,091,400	$ 1,144
AMR Corp. (a)	136,600	2,893
Delta Air Lines, Inc. (a)	471,147	9,310
Northwest Airlines Corp. (a)	287,500	5,227
US Airways Group, Inc. (a)	205,700	4,272
		22,846
Commercial Services & Supplies - 0.0%
EnergySolutions, Inc.	17,700	422
Construction & Engineering - 1.6%
Fluor Corp.	304,100	44,754
Granite Construction, Inc.	20,800	853
Quanta Services, Inc. (a)	81,559	2,233
		47,840
Electrical Equipment - 0.7%
ABB Ltd. sponsored ADR	568,600	16,705
Sunpower Corp. Class A (a)	3,300	411
Suzlon Energy Ltd.	83,719	4,018
		21,134
Machinery - 0.1%
Sulzer AG (Reg.)	2,005	3,024
TOTAL INDUSTRIALS		95,266
INFORMATION TECHNOLOGY - 46.6%
Communications Equipment - 7.7%
ADVA AG Optical Networking (a)	125,031	808
Ciena Corp. (a)	346,100	15,221
Cisco Systems, Inc. (a)	629,500	17,639
F5 Networks, Inc. (a)	139,200	3,678
Infinera Corp.	7,800	170
Juniper Networks, Inc. (a)	381,820	11,348
QUALCOMM, Inc.	586,600	23,922
Research In Motion Ltd. (a)	1,399,390	159,279
		232,065
Computers & Peripherals - 6.2%
Apple, Inc. (a)	653,958	119,164
EMC Corp. (a)	1,617,800	31,175
Hewlett-Packard Co.	672,580	34,409
		184,748
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 16.3%
Akamai Technologies, Inc. (a)	226,500	$ 8,621
eBay, Inc. (a)	2,269,271	76,089
Google, Inc. Class A (sub. vtg.) (a)	584,766	405,233
NHN Corp. (a)	2,532	718
		490,661
IT Services - 6.7%
Cognizant Technology Solutions Corp. Class A (a)	4,695,266	146,023
Genpact Ltd.	537,600	7,688
Mastercard, Inc. Class A	78,750	15,801
Satyam Computer Services Ltd. sponsored ADR	1,228,600	32,140
		201,652
Semiconductors & Semiconductor Equipment - 0.8%
Marvell Technology Group Ltd. (a)	1,132,900	16,926
MEMC Electronic Materials, Inc. (a)	75,000	5,819
Xilinx, Inc.	49,000	1,073
		23,818
Software - 8.9%
BladeLogic, Inc.	2,300	56
Electronic Arts, Inc. (a)	702,081	39,450
Nintendo Co. Ltd.	269,800	164,254
Quality Systems, Inc.	184,963	5,473
Salesforce.com, Inc. (a)	108,000	6,127
VMware, Inc. Class A (d)	562,138	51,363
		266,723
TOTAL INFORMATION TECHNOLOGY		1,399,667
MATERIALS - 2.7%
Chemicals - 0.4%
Monsanto Co.	114,800	11,408
Construction Materials - 0.1%
Vulcan Materials Co.	32,900	2,922
Metals & Mining - 2.2%
ArcelorMittal SA (NY Reg.) Class A	403,500	29,786
BHP Billiton Ltd. sponsored ADR (d)	41,000	3,109
Carpenter Technology Corp.	133,200	10,050
Central African Mining & Exploration Co. PLC (a)	42,200	35
Companhia Vale do Rio Doce sponsored ADR	327,200	11,315
Freeport-McMoRan Copper & Gold, Inc. Class B	49,000	4,848
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Rautaruukki Oyj (K Shares)	41,200	$ 1,946
Titanium Metals Corp.	213,400	6,332
		67,421
TOTAL MATERIALS		81,751
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	1,598,951	61,096
Level 3 Communications, Inc. (a)	275,800	927
		62,023
Wireless Telecommunication Services - 3.7%
America Movil SAB de CV Series L sponsored ADR	590,200	36,392
American Tower Corp. Class A (a)	241,500	10,998
Bharti Airtel Ltd. (a)	747,858	17,779
China Mobile (Hong Kong) Ltd. sponsored ADR	38,900	3,566
NII Holdings, Inc. (a)	794,687	43,835
		112,570
TOTAL TELECOMMUNICATION SERVICES		174,593
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc. (a)	82,200	3,484
TOTAL COMMON STOCKS (Cost $2,440,881)		2,983,426
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 4.73% (b)	31,059,343	31,059
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	76,279,970	76,280
TOTAL MONEY MARKET FUNDS (Cost $107,339)		107,339
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 3.47%, dated 11/30/07 due 12/3/07 (Collateralized by U.S. Treasury Obligations) # (Cost $3,413)	3,414	$ 3,413
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $2,551,633)		3,094,178
NET OTHER ASSETS - (2.9)%		(87,172)
NET ASSETS - 100%		$ 3,007,006
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $61,286,000 or 2.0% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$3,413,000 due 12/03/07 at 3.47%
Banc of America Securities LLC	$ 359
Barclays Capital, Inc.	1,496
ING Financial Markets LLC	519
Lehman Brothers, Inc.	1,039
$ 3,413
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,283
Fidelity Securities Lending Cash Central Fund	1,122
Total	$ 2,405
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.0%
Canada	7.5%
Japan	5.5%
Bermuda	1.8%
India	1.8%
Brazil	1.5%
Luxembourg	1.4%
United Kingdom	1.3%
Mexico	1.2%
Switzerland	1.0%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
At November 30, 2007, the fund had a capital loss carryforward of approximately $120,382,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $75,900 and repurchase agreements of $3,413) - See accompanying schedule: Unaffiliated issuers (cost $2,444,294)	$ 2,986,839
Fidelity Central Funds (cost $107,339)	107,339
Total Investments (cost $2,551,633)		$ 3,094,178
Cash		104
Receivable for investments sold		4,701
Receivable for fund shares sold		1,275
Dividends receivable		2,159
Distributions receivable from Fidelity Central Funds		205
Other receivables		284
Total assets		3,102,906

Liabilities
Payable for investments purchased	$ 9,703
Payable for fund shares redeemed	5,987
Accrued management fee	1,615
Distribution fees payable	1,151
Other affiliated payables	689
Other payables and accrued expenses	475
Collateral on securities loaned, at value	76,280
Total liabilities		95,900

Net Assets		$ 3,007,006
Net Assets consist of:
Paid in capital		$ 2,588,572
Undistributed net investment income		4,198
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(128,150)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		542,386
Net Assets		$ 3,007,006

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($474,603 ÷ 11,376 shares)	$ 41.72

Maximum offering price per share (100/94.25 of $41.72)	$ 44.27
Class T: Net Asset Value and redemption price per share ($2,234,481 ÷ 52,900 shares)	$ 42.24

Maximum offering price per share (100/96.50 of $42.24)	$ 43.77
Class B: Net Asset Value and offering price per share ($63,059 ÷ 1,565.5 shares)A	$ 40.28

Class C: Net Asset Value and offering price per share ($81,834 ÷ 2,022 shares)A	$ 40.47

Institutional Class: Net Asset Value, offering price and redemption price per share ($153,029 ÷ 3,584 shares)	$ 42.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 14,265
Interest		20
Income from Fidelity Central Funds (including $1,122 from security lending)		2,405
Total income		16,690

Expenses
Management fee Basic fee	$ 16,365
Performance adjustment	(2,828)
Transfer agent fees	7,043
Distribution fees	13,654
Accounting and security lending fees	885
Custodian fees and expenses	131
Independent trustees' compensation	10
Appreciation in deferred trustee compensation account	2
Registration fees	80
Audit	78
Legal	50
Interest	73
Miscellaneous	1,308
Total expenses before reductions	36,851
Expense reductions	(156)	36,695
Net investment income (loss)		(20,005)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	344,799
Investment not meeting investment restrictions	430
Foreign currency transactions	(207)
Total net realized gain (loss)		345,022
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $404)	174,607
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		174,593
Net gain (loss)		519,615
Net increase (decrease) in net assets resulting from operations		$ 499,610

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (20,005)	$ (12,071)
Net realized gain (loss)	345,022	283,677
Change in net unrealized appreciation (depreciation)	174,593	(69,014)
Net increase (decrease) in net assets resulting from operations	499,610	202,592
Distributions to shareholders from net investment income	-	(2,464)
Share transactions - net increase (decrease)	(509,359)	(1,222,511)
Total increase (decrease) in net assets	(9,749)	(1,022,383)

Net Assets
Beginning of period	3,016,755	4,039,138
End of period (including undistributed net investment income of $4,198 and accumulated net investment loss of $173, respectively)	$ 3,007,006	$ 3,016,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.07	$ 32.68	$ 29.33	$ 27.09	$ 23.61
Income from Investment Operations
Net investment income (loss) C	(.20)	(.07) F	.08	.12 G	.10
Net realized and unrealized gain (loss)	6.85	2.55	3.45	2.20	3.55
Total from investment operations	6.65	2.48	3.53	2.32	3.65
Distributions from net investment income	-	(.09)	(.18)	(.08)	(.17)
Net asset value, end of period	$ 41.72	$ 35.07	$ 32.68	$ 29.33	$ 27.09
Total ReturnA,B	18.96%	7.60%	12.10%	8.59%	15.61%
Ratios to Average Net Assets D,H
Expenses before reductions	1.11%	.98%	1.12%	1.15%	1.00%
Expenses net of fee waivers, if any	1.11%	.98%	1.12%	1.15%	1.00%
Expenses net of all reductions	1.10%	.97%	1.07%	1.13%	.96%
Net investment income (loss)	(.53)%	(.21)%F	.25%	.44%	.41%
Supplemental Data
Net assets, end of period (in millions)	$ 475	$ 415	$ 365	$ 270	$ 219
Portfolio turnover rate E	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.40)%.

G Investment income per share reflects a special dividend which amounted to $.08 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.57	$ 33.11	$ 29.67	$ 27.40	$ 23.85
Income from Investment Operations
Net investment income (loss) C	(.27)	(.12) F	.04	.09 G	.07
Net realized and unrealized gain (loss)	6.94	2.59	3.49	2.22	3.60
Total from investment operations	6.67	2.47	3.53	2.31	3.67
Distributions from net investment income	-	(.01)	(.09)	(.04)	(.12)
Net asset value, end of period	$ 42.24	$ 35.57	$ 33.11	$ 29.67	$ 27.40
Total Return A,B	18.75%	7.45%	11.93%	8.44%	15.50%
Ratios to Average Net Assets D,H
Expenses before reductions	1.28%	1.14%	1.25%	1.29%	1.12%
Expenses net of fee waivers, if any	1.28%	1.14%	1.25%	1.29%	1.12%
Expenses net of all reductions	1.27%	1.13%	1.20%	1.26%	1.09%
Net investment income (loss)	(.70)%	(.36)% F	.12%	.31%	.28%
Supplemental Data
Net assets, end of period (in millions)	$ 2,234	$ 2,286	$ 3,132	$ 3,786	$ 4,578
Portfolio turnover rate E	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.56)%.

G Investment income per share reflects a special dividend which amounted to $.08 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.11	$ 31.93	$ 28.70	$ 26.65	$ 23.24
Income from Investment Operations
Net investment income (loss) C	(.47)	(.31) F	(.15)	(.11) G	(.10)
Net realized and unrealized gain (loss)	6.64	2.49	3.38	2.16	3.51
Total from investment operations	6.17	2.18	3.23	2.05	3.41
Net asset value, end of period	$ 40.28	$ 34.11	$ 31.93	$ 28.70	$ 26.65
Total Return A,B	18.09%	6.83%	11.25%	7.69%	14.67%
Ratios to Average Net Assets D,H
Expenses before reductions	1.87%	1.76%	1.86%	1.98%	1.81%
Expenses net of fee waivers, if any	1.87%	1.76%	1.86%	1.98%	1.81%
Expenses net of all reductions	1.86%	1.75%	1.81%	1.96%	1.77%
Net investment income (loss)	(1.29)%	(.98)% F	(.50)%	(.39)%	(.41)%
Supplemental Data
Net assets, end of period (in millions)	$ 63	$ 121	$ 271	$ 451	$ 582
Portfolio turnover rate E	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.18)%.

G Investment income per share reflects a special dividend which amounted to $.07 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.28	$ 32.09	$ 28.85	$ 26.75	$ 23.32
Income from Investment Operations
Net investment income (loss) C	(.47)	(.30) F	(.15)	(.09) G	(.09)
Net realized and unrealized gain (loss)	6.66	2.49	3.39	2.19	3.52
Total from investment operations	6.19	2.19	3.24	2.10	3.43
Net asset value, end of period	$ 40.47	$ 34.28	$ 32.09	$ 28.85	$ 26.75
Total Return A,B	18.06%	6.82%	11.23%	7.85%	14.71%
Ratios to Average Net Assets D,H
Expenses before reductions	1.85%	1.74%	1.86%	1.93%	1.77%
Expenses net of fee waivers, if any	1.85%	1.74%	1.86%	1.93%	1.77%
Expenses net of all reductions	1.85%	1.73%	1.81%	1.90%	1.74%
Net investment income (loss)	(1.28)%	(.97)% F	(.49)%	(.33)%	(.37)%
Supplemental Data
Net assets, end of period (in millions)	$ 82	$ 78	$ 94	$ 114	$ 131
Portfolio turnover rate E	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.16)%.

G Investment income per share reflects a special dividend which amounted to $.07 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.76	$ 33.23	$ 29.78	$ 27.51	$ 24.00
Income from Investment Operations
Net investment income (loss) B	(.05)	.05 E	.19	.24 F	.21
Net realized and unrealized gain (loss)	6.99	2.63	3.50	2.23	3.59
Total from investment operations	6.94	2.68	3.69	2.47	3.80
Distributions from net investment income	-	(.15)	(.24)	(.20)	(.29)
Net asset value, end of period	$ 42.70	$ 35.76	$ 33.23	$ 29.78	$ 27.51
Total Return A	19.41%	8.10%	12.48%	9.03%	16.10%
Ratios to Average Net Assets C,G
Expenses before reductions	.71%	.62%	.76%	.75%	.57%
Expenses net of fee waivers, if any	.71%	.62%	.76%	.75%	.57%
Expenses net of all reductions	.71%	.61%	.71%	.73%	.54%
Net investment income (loss)	(.14)%	.16% E	.61%	.84%	.83%
Supplemental Data
Net assets, end of period (in millions)	$ 153	$ 117	$ 177	$ 311	$ 309
Portfolio turnover rate D	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.04)%.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2006, dividend income has been reduced $3,337 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 715,519
Unrealized depreciation	(176,437)
Net unrealized appreciation (depreciation)	539,082
Capital loss carryforward	(120,382)

Cost for federal income tax purposes	$ 2,555,096

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ -	$ 2,464

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,841,592 and $3,399,855, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,101	$ 19
Class T	.25%	.25%	10,969	211
Class B	.75%	.25%	813	612
Class C	.75%	.25%	771	40
			$ 13,654	$ 882

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38
Class T	52
Class B*	106
Class C*	3
$ 199

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,345.31
Class T	4,996.23
Class B	248.31
Class C	234.30
Institutional Class	220.16
	$ 7,043

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,063	5.27%	$ 71

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,025. The weighted average interest rate was 5.50%. The interest expense amounted to $2 under the bank borrowing program.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 20
Class T	39
Class B	4
Class C	3
Institutional Class	2
$ 68

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ -	$ 1,000
Class T	-	658
Institutional Class	-	806
Total	$ -	$ 2,464

Annual Report

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	2,064	4,523	$ 78,125	$ 144,892
Issued from conversion of Class B Shares A	598	-	21,105	-
Reinvestment of distributions	-	29	-	943
Shares redeemed	(3,114)	(3,897)	(116,412)	(125,047)
Net increase (decrease)	(452)	655	$ (17,182)	$ 20,788
Class T
Shares sold	4,737	5,324	$ 183,620	$ 174,340
Reinvestment of distributions	-	19	-	626
Shares redeemed	(16,095)	(35,688)	(608,996)	(1,171,178)
Net increase (decrease)	(11,358)	(30,345)	$ (425,376)	$ (996,212)
Class B
Shares sold	150	213	$ 5,438	$ 6,714
Shares redeemed	(1,519)	(5,145)	(54,309)	(161,188)
Converted into Class A Shares A	(616)	-	(21,105)	-
Net increase (decrease)	(1,985)	(4,932)	$ (69,976)	$ (154,474)
Class C
Shares sold	292	173	$ 10,957	$ 5,483
Shares redeemed	(553)	(832)	(20,111)	(26,288)
Net increase (decrease)	(261)	(659)	$ (9,154)	$ (20,805)
Institutional Class
Shares sold	1,738	2,790	$ 68,819	$ 91,003
Reinvestment of distributions	-	22	-	734
Shares redeemed	(1,417)	(4,868)	(56,490)	(163,545)
Net increase (decrease)	321	(2,056)	$ 12,329	$ (71,808)
A See Note 11.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Name, Age; Principal Occupation
Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Growth Opportunities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-
2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Growth Opportunities. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-
2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Growth Opportunities. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Growth Opportunities. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Growth Opportunities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Growth Opportunities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-
2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Growth Opportunities. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that, on January 17, 2007, after the periods shown in the chart above, shareholders approved a prospective change in the index used to calculate the fund's performance adjustment from the S&P 500 Index to the Russell 1000 Growth Index.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 17, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To approve a change in the performance adjustment index for Fidelity Advisor Growth Opportunities Fund.
	# of Votes	% of Votes
Affirmative	1,167,919,340.66	79.803
Against	193,601,447.08	13.229
Abstain	101,981,328.10	6.968
TOTAL	1,463,502,115.84	100.000
PROPOSAL 2
To authorize the Trustees to change the performance adjustment index for Fidelity Advisor Growth Opportunities Fund in the future without a shareholder vote.
Affirmative	1,023,106,597.19	69.908
Against	341,842,640.98	23.358
Abstain	98,552,877.67	6.734
TOTAL	1,463,502,115.84	100.000

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

GO-UANN-0108
1.786689.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Growth Opportunities

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	19.41%	12.94%	3.68%

A Prior to February 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Institutional Class on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index and the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. Effective February 1, 2007, the fund changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the year ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board addressed the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares returned 18.96%, 18.75%, 18.09% and 18.06%, respectively (excluding sales charges), outpacing the 12.60% gain of the Russell 1000® Growth Index, which became the fund's primary benchmark on February 1, 2007. The fund's returns also beat the 12.62% gain of a Linked index combining the returns of the S&P 500®, with which the fund was compared through January, and the new Russell benchmark, with which the fund was compared during the period's final 10 months. Several technology holdings fueled the fund's performance, including Canada's Research In Motion and Apple in hardware and equipment, as well as Japan's Nintendo and Google in software and services. Overweighting energy contributed, with oil refiner Valero and energy services providers National Oilwell Varco and Transocean providing nice lifts, as did energy infrastructure builder Fluor in capital goods. Little or no exposure to health care stocks Amgen and Johnson & Johnson and housing-related retailers Home Depot and Lowe's helped, while CME Group in financials performed well. Currency fluctuations also enhanced the fund's return. On the flip side, overweighting financials overall hurt, with weak performance by private-equity firms Fortress Investment and Blackstone Group, distressed-securities investor Oaktree Capital, and brokerage firms Goldman Sachs and Morgan Stanley. Several tech stocks were weak, including Cognizant Technology Solutions - the fund's largest detractor, Sun Microsystems and Marvell Technology Group. Retailer Sears Holdings detracted as well. Some of these stocks were not held at period end.

For the 12 months that ended November 30, 2007, the fund's Institutional Class shares returned 19.41%, outpacing the 12.60% gain of the Russell 1000® Growth Index, which became the fund's primary benchmark on February 1, 2007. The fund's return also beat the 12.62% gain of a Linked index combining the returns of the S&P 500®, with which the fund was compared through January, and the new Russell benchmark, with which the fund was compared during the period's final 10 months. Several technology holdings fueled the fund's performance, including Canada's Research In Motion and Apple in hardware and equipment, as well as Japan's Nintendo and Google in software and services. Overweighting energy contributed, with oil refiner Valero and energy services providers National Oilwell Varco and Transocean providing nice lifts, as did energy infrastructure builder Fluor in capital goods. Little or no exposure to health care stocks Amgen and Johnson & Johnson and housing-related retailers Home Depot and Lowe's helped, while CME Group in financials performed well. Currency fluctuations also enhanced the fund's return. On the flip side, overweighting financials overall hurt, with weak performance by private-equity firms Fortress Investment and Blackstone Group, distressed-securities investor Oaktree Capital, and brokerage firms Goldman Sachs and Morgan Stanley. Several tech stocks were weak, including Cognizant Technology Solutions - the fund's largest detractor, Sun Microsystems and Marvell Technology Group. Retailer Sears Holdings detracted as well. Some of these stocks were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b -1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,076.10	$ 6.04
Hypothetical A	$ 1,000.00	$ 1,019.25	$ 5.87
Class T
Actual	$ 1,000.00	$ 1,075.10	$ 6.97
Hypothetical A	$ 1,000.00	$ 1,018.35	$ 6.78
Class B
Actual	$ 1,000.00	$ 1,072.10	$ 10.08
Hypothetical A	$ 1,000.00	$ 1,015.34	$ 9.80
Class C
Actual	$ 1,000.00	$ 1,071.80	$ 9.92
Hypothetical A	$ 1,000.00	$ 1,015.49	$ 9.65
Institutional Class
Actual	$ 1,000.00	$ 1,078.00	$ 4.06
Hypothetical A	$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one -half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.34%
Class B	1.94%
Class C	1.91%
Institutional Class	.78%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	13.5	12.7
Nintendo Co. Ltd.	5.5	1.3
Valero Energy Corp.	5.4	4.5
Research In Motion Ltd.	5.3	3.6
Cognizant Technology Solutions Corp. Class A	4.9	3.7
CME Group, Inc.	4.0	0.0
Apple, Inc.	4.0	4.1
eBay, Inc.	2.5	5.6
Ultra Petroleum Corp.	2.2	2.1
AT&T, Inc.	2.1	2.1
	49.4
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	46.6	42.0
Energy	19.5	14.2
Financials	14.3	19.5
Telecommunication Services	5.8	4.2
Health Care	3.7	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.2%		Stocks 100.0%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	25.0%	** Foreign investments	16.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 3.3%
Hotels, Restaurants & Leisure - 0.0%
Las Vegas Sands Corp. (a)	2,000	$ 227
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)(d)	155,000	14,037
B2W Companhia Global Do Varejo	17,100	774
		14,811
Media - 0.6%
The Walt Disney Co.	51,700	1,714
Time Warner, Inc.	966,300	16,678
		18,392
Multiline Retail - 0.5%
Sears Holdings Corp. (a)(d)	139,400	14,708
Specialty Retail - 1.1%
Gamestop Corp. Class A (a)	226,800	13,030
J. Crew Group, Inc. (a)	7,100	341
Zumiez, Inc. (a)(d)	725,893	20,180
		33,551
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc. (a)	277,500	10,306
Lululemon Athletica, Inc.	89,100	3,267
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	107,500	5,341
		18,914
TOTAL CONSUMER DISCRETIONARY		100,603
ENERGY - 19.5%
Energy Equipment & Services - 7.0%
Baker Hughes, Inc.	55,500	4,455
Diamond Offshore Drilling, Inc.	38,300	4,459
FMC Technologies, Inc. (a)	245,270	13,632
Grant Prideco, Inc. (a)	279,000	13,420
National Oilwell Varco, Inc. (a)	843,980	57,517
Pride International, Inc. (a)	397,500	13,106
Schlumberger Ltd. (NY Shares)	295,900	27,652
Smith International, Inc.	40,900	2,565
Tenaris SA sponsored ADR	285,600	13,475
Transocean, Inc. (a)	396,546	54,442
Weatherford International Ltd. (a)	76,000	4,759
		209,482
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 12.5%
Cabot Oil & Gas Corp.	84,400	$ 2,905
Chesapeake Energy Corp.	633,342	23,972
EOG Resources, Inc.	351,800	29,122
Frontier Oil Corp.	89,200	3,943
Goodrich Petroleum Corp. (a)(d)	83,800	2,047
Noble Energy, Inc.	79,300	5,713
Patriot Coal Corp. (a)	41,399	1,400
Peabody Energy Corp.	554,599	30,858
Petroplus Holdings AG	88,616	7,237
Quicksilver Resources, Inc. (a)	156,700	7,929
SandRidge Energy, Inc.	14,000	445
Southwestern Energy Co. (a)	266,800	13,279
Tesoro Corp.	285,600	14,046
Ultra Petroleum Corp. (a)	1,003,800	65,147
Valero Energy Corp.	2,511,039	163,393
Williams Companies, Inc.	123,100	4,273
		375,709
TOTAL ENERGY		585,191
FINANCIALS - 14.3%
Capital Markets - 5.9%
Ashmore Group plc	6,694,800	37,983
EFG International	61,050	2,482
Fortress Investment Group LLC (d)	601,098	10,946
Goldman Sachs Group, Inc.	78,935	17,890
Greenhill & Co., Inc. (d)	316,200	22,858
Lazard Ltd. Class A	325,000	15,815
Lehman Brothers Holdings, Inc.	686,700	43,008
MF Global Ltd.	490,400	14,138
Och-Ziff Capital Management Group LLC Class A	163,200	4,023
T. Rowe Price Group, Inc.	41,300	2,539
The Blackstone Group LP	301,800	6,640
		178,322
Consumer Finance - 0.0%
American Express Co.	8,200	484
Diversified Financial Services - 8.1%
Apollo Global Management LLC (a)(e)	984,300	23,623
Bolsa de Mercadorias & Futuros - BM&F SA	354,400	4,824
Bovespa Holding SA	1,507,000	28,481
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
CME Group, Inc.	182,834	$ 120,414
Deutsche Boerse AG	49,600	9,304
JSE Ltd.	816,955	11,045
Moody's Corp. (d)	206,300	7,769
NETeller PLC (a)	795,852	990
Oaktree Capital Group LLC (a)(e)	1,150,000	37,663
		244,113
Insurance - 0.2%
American International Group, Inc.	99,700	5,796
Real Estate Management & Development - 0.1%
Country Garden Holdings Co. Ltd.	1,655,000	2,066
TOTAL FINANCIALS		430,781
HEALTH CARE - 3.7%
Biotechnology - 2.2%
Amylin Pharmaceuticals, Inc. (a)	192,600	7,355
Celgene Corp. (a)	547,635	33,707
Genentech, Inc. (a)	8,529	650
Gilead Sciences, Inc. (a)	381,700	17,764
NeurogesX, Inc.	578,500	3,882
Vertex Pharmaceuticals, Inc. (a)	97,200	2,468
		65,826
Health Care Equipment & Supplies - 0.2%
Inverness Medical Innovations, Inc. (a)	101,800	5,974
Health Care Providers & Services - 0.6%
Brookdale Senior Living, Inc.	66,600	2,204
UnitedHealth Group, Inc.	318,907	17,540
		19,744
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	287,600	5,088
Cerner Corp. (a)	104,900	6,268
		11,356
Life Sciences Tools & Services - 0.1%
Exelixis, Inc. (a)	423,700	3,699
Pharmaceuticals - 0.2%
Allergan, Inc.	81,900	5,491
TOTAL HEALTH CARE		112,090
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 3.2%
Airlines - 0.8%
AirAsia Bhd (a)	2,091,400	$ 1,144
AMR Corp. (a)	136,600	2,893
Delta Air Lines, Inc. (a)	471,147	9,310
Northwest Airlines Corp. (a)	287,500	5,227
US Airways Group, Inc. (a)	205,700	4,272
		22,846
Commercial Services & Supplies - 0.0%
EnergySolutions, Inc.	17,700	422
Construction & Engineering - 1.6%
Fluor Corp.	304,100	44,754
Granite Construction, Inc.	20,800	853
Quanta Services, Inc. (a)	81,559	2,233
		47,840
Electrical Equipment - 0.7%
ABB Ltd. sponsored ADR	568,600	16,705
Sunpower Corp. Class A (a)	3,300	411
Suzlon Energy Ltd.	83,719	4,018
		21,134
Machinery - 0.1%
Sulzer AG (Reg.)	2,005	3,024
TOTAL INDUSTRIALS		95,266
INFORMATION TECHNOLOGY - 46.6%
Communications Equipment - 7.7%
ADVA AG Optical Networking (a)	125,031	808
Ciena Corp. (a)	346,100	15,221
Cisco Systems, Inc. (a)	629,500	17,639
F5 Networks, Inc. (a)	139,200	3,678
Infinera Corp.	7,800	170
Juniper Networks, Inc. (a)	381,820	11,348
QUALCOMM, Inc.	586,600	23,922
Research In Motion Ltd. (a)	1,399,390	159,279
		232,065
Computers & Peripherals - 6.2%
Apple, Inc. (a)	653,958	119,164
EMC Corp. (a)	1,617,800	31,175
Hewlett-Packard Co.	672,580	34,409
		184,748
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 16.3%
Akamai Technologies, Inc. (a)	226,500	$ 8,621
eBay, Inc. (a)	2,269,271	76,089
Google, Inc. Class A (sub. vtg.) (a)	584,766	405,233
NHN Corp. (a)	2,532	718
		490,661
IT Services - 6.7%
Cognizant Technology Solutions Corp. Class A (a)	4,695,266	146,023
Genpact Ltd.	537,600	7,688
Mastercard, Inc. Class A	78,750	15,801
Satyam Computer Services Ltd. sponsored ADR	1,228,600	32,140
		201,652
Semiconductors & Semiconductor Equipment - 0.8%
Marvell Technology Group Ltd. (a)	1,132,900	16,926
MEMC Electronic Materials, Inc. (a)	75,000	5,819
Xilinx, Inc.	49,000	1,073
		23,818
Software - 8.9%
BladeLogic, Inc.	2,300	56
Electronic Arts, Inc. (a)	702,081	39,450
Nintendo Co. Ltd.	269,800	164,254
Quality Systems, Inc.	184,963	5,473
Salesforce.com, Inc. (a)	108,000	6,127
VMware, Inc. Class A (d)	562,138	51,363
		266,723
TOTAL INFORMATION TECHNOLOGY		1,399,667
MATERIALS - 2.7%
Chemicals - 0.4%
Monsanto Co.	114,800	11,408
Construction Materials - 0.1%
Vulcan Materials Co.	32,900	2,922
Metals & Mining - 2.2%
ArcelorMittal SA (NY Reg.) Class A	403,500	29,786
BHP Billiton Ltd. sponsored ADR (d)	41,000	3,109
Carpenter Technology Corp.	133,200	10,050
Central African Mining & Exploration Co. PLC (a)	42,200	35
Companhia Vale do Rio Doce sponsored ADR	327,200	11,315
Freeport-McMoRan Copper & Gold, Inc. Class B	49,000	4,848
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Rautaruukki Oyj (K Shares)	41,200	$ 1,946
Titanium Metals Corp.	213,400	6,332
		67,421
TOTAL MATERIALS		81,751
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	1,598,951	61,096
Level 3 Communications, Inc. (a)	275,800	927
		62,023
Wireless Telecommunication Services - 3.7%
America Movil SAB de CV Series L sponsored ADR	590,200	36,392
American Tower Corp. Class A (a)	241,500	10,998
Bharti Airtel Ltd. (a)	747,858	17,779
China Mobile (Hong Kong) Ltd. sponsored ADR	38,900	3,566
NII Holdings, Inc. (a)	794,687	43,835
		112,570
TOTAL TELECOMMUNICATION SERVICES		174,593
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc. (a)	82,200	3,484
TOTAL COMMON STOCKS (Cost $2,440,881)		2,983,426
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 4.73% (b)	31,059,343	31,059
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	76,279,970	76,280
TOTAL MONEY MARKET FUNDS (Cost $107,339)		107,339
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 3.47%, dated 11/30/07 due 12/3/07 (Collateralized by U.S. Treasury Obligations) # (Cost $3,413)	3,414	$ 3,413
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $2,551,633)		3,094,178
NET OTHER ASSETS - (2.9)%		(87,172)
NET ASSETS - 100%		$ 3,007,006
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $61,286,000 or 2.0% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$3,413,000 due 12/03/07 at 3.47%
Banc of America Securities LLC	$ 359
Barclays Capital, Inc.	1,496
ING Financial Markets LLC	519
Lehman Brothers, Inc.	1,039
$ 3,413
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,283
Fidelity Securities Lending Cash Central Fund	1,122
Total	$ 2,405
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.0%
Canada	7.5%
Japan	5.5%
Bermuda	1.8%
India	1.8%
Brazil	1.5%
Luxembourg	1.4%
United Kingdom	1.3%
Mexico	1.2%
Switzerland	1.0%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information
At November 30, 2007, the fund had a capital loss carryforward of approximately $120,382,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $75,900 and repurchase agreements of $3,413) - See accompanying schedule: Unaffiliated issuers (cost $2,444,294)	$ 2,986,839
Fidelity Central Funds (cost $107,339)	107,339
Total Investments (cost $2,551,633)		$ 3,094,178
Cash		104
Receivable for investments sold		4,701
Receivable for fund shares sold		1,275
Dividends receivable		2,159
Distributions receivable from Fidelity Central Funds		205
Other receivables		284
Total assets		3,102,906

Liabilities
Payable for investments purchased	$ 9,703
Payable for fund shares redeemed	5,987
Accrued management fee	1,615
Distribution fees payable	1,151
Other affiliated payables	689
Other payables and accrued expenses	475
Collateral on securities loaned, at value	76,280
Total liabilities		95,900

Net Assets		$ 3,007,006
Net Assets consist of:
Paid in capital		$ 2,588,572
Undistributed net investment income		4,198
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(128,150)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		542,386
Net Assets		$ 3,007,006

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($474,603 ÷ 11,376 shares)	$ 41.72

Maximum offering price per share (100/94.25 of $41.72)	$ 44.27
Class T: Net Asset Value and redemption price per share ($2,234,481 ÷ 52,900 shares)	$ 42.24

Maximum offering price per share (100/96.50 of $42.24)	$ 43.77
Class B: Net Asset Value and offering price per share ($63,059 ÷ 1,565.5 shares)A	$ 40.28

Class C: Net Asset Value and offering price per share ($81,834 ÷ 2,022 shares)A	$ 40.47

Institutional Class: Net Asset Value, offering price and redemption price per share ($153,029 ÷ 3,584 shares)	$ 42.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 14,265
Interest		20
Income from Fidelity Central Funds (including $1,122 from security lending)		2,405
Total income		16,690

Expenses
Management fee Basic fee	$ 16,365
Performance adjustment	(2,828)
Transfer agent fees	7,043
Distribution fees	13,654
Accounting and security lending fees	885
Custodian fees and expenses	131
Independent trustees' compensation	10
Appreciation in deferred trustee compensation account	2
Registration fees	80
Audit	78
Legal	50
Interest	73
Miscellaneous	1,308
Total expenses before reductions	36,851
Expense reductions	(156)	36,695
Net investment income (loss)		(20,005)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	344,799
Investment not meeting investment restrictions	430
Foreign currency transactions	(207)
Total net realized gain (loss)		345,022
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $404)	174,607
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		174,593
Net gain (loss)		519,615
Net increase (decrease) in net assets resulting from operations		$ 499,610

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (20,005)	$ (12,071)
Net realized gain (loss)	345,022	283,677
Change in net unrealized appreciation (depreciation)	174,593	(69,014)
Net increase (decrease) in net assets resulting from operations	499,610	202,592
Distributions to shareholders from net investment income	-	(2,464)
Share transactions - net increase (decrease)	(509,359)	(1,222,511)
Total increase (decrease) in net assets	(9,749)	(1,022,383)

Net Assets
Beginning of period	3,016,755	4,039,138
End of period (including undistributed net investment income of $4,198 and accumulated net investment loss of $173, respectively)	$ 3,007,006	$ 3,016,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.07	$ 32.68	$ 29.33	$ 27.09	$ 23.61
Income from Investment Operations
Net investment income (loss) C	(.20)	(.07) F	.08	.12 G	.10
Net realized and unrealized gain (loss)	6.85	2.55	3.45	2.20	3.55
Total from investment operations	6.65	2.48	3.53	2.32	3.65
Distributions from net investment income	-	(.09)	(.18)	(.08)	(.17)
Net asset value, end of period	$ 41.72	$ 35.07	$ 32.68	$ 29.33	$ 27.09
Total ReturnA,B	18.96%	7.60%	12.10%	8.59%	15.61%
Ratios to Average Net Assets D,H
Expenses before reductions	1.11%	.98%	1.12%	1.15%	1.00%
Expenses net of fee waivers, if any	1.11%	.98%	1.12%	1.15%	1.00%
Expenses net of all reductions	1.10%	.97%	1.07%	1.13%	.96%
Net investment income (loss)	(.53)%	(.21)%F	.25%	.44%	.41%
Supplemental Data
Net assets, end of period (in millions)	$ 475	$ 415	$ 365	$ 270	$ 219
Portfolio turnover rate E	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.40)%.

G Investment income per share reflects a special dividend which amounted to $.08 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.57	$ 33.11	$ 29.67	$ 27.40	$ 23.85
Income from Investment Operations
Net investment income (loss) C	(.27)	(.12) F	.04	.09 G	.07
Net realized and unrealized gain (loss)	6.94	2.59	3.49	2.22	3.60
Total from investment operations	6.67	2.47	3.53	2.31	3.67
Distributions from net investment income	-	(.01)	(.09)	(.04)	(.12)
Net asset value, end of period	$ 42.24	$ 35.57	$ 33.11	$ 29.67	$ 27.40
Total Return A,B	18.75%	7.45%	11.93%	8.44%	15.50%
Ratios to Average Net Assets D,H
Expenses before reductions	1.28%	1.14%	1.25%	1.29%	1.12%
Expenses net of fee waivers, if any	1.28%	1.14%	1.25%	1.29%	1.12%
Expenses net of all reductions	1.27%	1.13%	1.20%	1.26%	1.09%
Net investment income (loss)	(.70)%	(.36)% F	.12%	.31%	.28%
Supplemental Data
Net assets, end of period (in millions)	$ 2,234	$ 2,286	$ 3,132	$ 3,786	$ 4,578
Portfolio turnover rate E	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.56)%.

G Investment income per share reflects a special dividend which amounted to $.08 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.11	$ 31.93	$ 28.70	$ 26.65	$ 23.24
Income from Investment Operations
Net investment income (loss) C	(.47)	(.31) F	(.15)	(.11) G	(.10)
Net realized and unrealized gain (loss)	6.64	2.49	3.38	2.16	3.51
Total from investment operations	6.17	2.18	3.23	2.05	3.41
Net asset value, end of period	$ 40.28	$ 34.11	$ 31.93	$ 28.70	$ 26.65
Total Return A,B	18.09%	6.83%	11.25%	7.69%	14.67%
Ratios to Average Net Assets D,H
Expenses before reductions	1.87%	1.76%	1.86%	1.98%	1.81%
Expenses net of fee waivers, if any	1.87%	1.76%	1.86%	1.98%	1.81%
Expenses net of all reductions	1.86%	1.75%	1.81%	1.96%	1.77%
Net investment income (loss)	(1.29)%	(.98)% F	(.50)%	(.39)%	(.41)%
Supplemental Data
Net assets, end of period (in millions)	$ 63	$ 121	$ 271	$ 451	$ 582
Portfolio turnover rate E	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.18)%.

G Investment income per share reflects a special dividend which amounted to $.07 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.28	$ 32.09	$ 28.85	$ 26.75	$ 23.32
Income from Investment Operations
Net investment income (loss) C	(.47)	(.30) F	(.15)	(.09) G	(.09)
Net realized and unrealized gain (loss)	6.66	2.49	3.39	2.19	3.52
Total from investment operations	6.19	2.19	3.24	2.10	3.43
Net asset value, end of period	$ 40.47	$ 34.28	$ 32.09	$ 28.85	$ 26.75
Total Return A,B	18.06%	6.82%	11.23%	7.85%	14.71%
Ratios to Average Net Assets D,H
Expenses before reductions	1.85%	1.74%	1.86%	1.93%	1.77%
Expenses net of fee waivers, if any	1.85%	1.74%	1.86%	1.93%	1.77%
Expenses net of all reductions	1.85%	1.73%	1.81%	1.90%	1.74%
Net investment income (loss)	(1.28)%	(.97)% F	(.49)%	(.33)%	(.37)%
Supplemental Data
Net assets, end of period (in millions)	$ 82	$ 78	$ 94	$ 114	$ 131
Portfolio turnover rate E	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (1.16)%.

G Investment income per share reflects a special dividend which amounted to $.07 per share.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.76	$ 33.23	$ 29.78	$ 27.51	$ 24.00
Income from Investment Operations
Net investment income (loss) B	(.05)	.05 E	.19	.24 F	.21
Net realized and unrealized gain (loss)	6.99	2.63	3.50	2.23	3.59
Total from investment operations	6.94	2.68	3.69	2.47	3.80
Distributions from net investment income	-	(.15)	(.24)	(.20)	(.29)
Net asset value, end of period	$ 42.70	$ 35.76	$ 33.23	$ 29.78	$ 27.51
Total Return A	19.41%	8.10%	12.48%	9.03%	16.10%
Ratios to Average Net Assets C,G
Expenses before reductions	.71%	.62%	.76%	.75%	.57%
Expenses net of fee waivers, if any	.71%	.62%	.76%	.75%	.57%
Expenses net of all reductions	.71%	.61%	.71%	.73%	.54%
Net investment income (loss)	(.14)%	.16% E	.61%	.84%	.83%
Supplemental Data
Net assets, end of period (in millions)	$ 153	$ 117	$ 177	$ 311	$ 309
Portfolio turnover rate D	97%	121%	110%	61%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.06 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.04)%.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2006, dividend income has been reduced $3,337 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 715,519
Unrealized depreciation	(176,437)
Net unrealized appreciation (depreciation)	539,082
Capital loss carryforward	(120,382)

Cost for federal income tax purposes	$ 2,555,096

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ -	$ 2,464

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,841,592 and $3,399,855, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,101	$ 19
Class T	.25%	.25%	10,969	211
Class B	.75%	.25%	813	612
Class C	.75%	.25%	771	40
			$ 13,654	$ 882

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38
Class T	52
Class B*	106
Class C*	3
$ 199

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,345.31
Class T	4,996.23
Class B	248.31
Class C	234.30
Institutional Class	220.16
	$ 7,043

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,063	5.27%	$ 71

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,025. The weighted average interest rate was 5.50%. The interest expense amounted to $2 under the bank borrowing program.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 20
Class T	39
Class B	4
Class C	3
Institutional Class	2
$ 68

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

11. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ -	$ 1,000
Class T	-	658
Institutional Class	-	806
Total	$ -	$ 2,464

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	2,064	4,523	$ 78,125	$ 144,892
Issued from conversion of Class B Shares A	598	-	21,105	-
Reinvestment of distributions	-	29	-	943
Shares redeemed	(3,114)	(3,897)	(116,412)	(125,047)
Net increase (decrease)	(452)	655	$ (17,182)	$ 20,788
Class T
Shares sold	4,737	5,324	$ 183,620	$ 174,340
Reinvestment of distributions	-	19	-	626
Shares redeemed	(16,095)	(35,688)	(608,996)	(1,171,178)
Net increase (decrease)	(11,358)	(30,345)	$ (425,376)	$ (996,212)
Class B
Shares sold	150	213	$ 5,438	$ 6,714
Shares redeemed	(1,519)	(5,145)	(54,309)	(161,188)
Converted into Class A Shares A	(616)	-	(21,105)	-
Net increase (decrease)	(1,985)	(4,932)	$ (69,976)	$ (154,474)
Class C
Shares sold	292	173	$ 10,957	$ 5,483
Shares redeemed	(553)	(832)	(20,111)	(26,288)
Net increase (decrease)	(261)	(659)	$ (9,154)	$ (20,805)
Institutional Class
Shares sold	1,738	2,790	$ 68,819	$ 91,003
Reinvestment of distributions	-	22	-	734
Shares redeemed	(1,417)	(4,868)	(56,490)	(163,545)
Net increase (decrease)	321	(2,056)	$ 12,329	$ (71,808)

A See Note 11.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Name, Age; Principal Occupation
Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Growth Opportunities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-
2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Growth Opportunities. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-
2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Growth Opportunities. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Growth Opportunities. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Growth Opportunities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Growth Opportunities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-
2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Growth Opportunities. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that, on January 17, 2007, after the periods shown in the chart above, shareholders approved a prospective change in the index used to calculate the fund's performance adjustment from the S&P 500 Index to the Russell 1000 Growth Index.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 17, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To approve a change in the performance adjustment index for Fidelity Advisor Growth Opportunities Fund.
	# of Votes	% of Votes
Affirmative	1,167,919,340.66	79.803
Against	193,601,447.08	13.229
Abstain	101,981,328.10	6.968
TOTAL	1,463,502,115.84	100.000
PROPOSAL 2
To authorize the Trustees to change the performance adjustment index for Fidelity Advisor Growth Opportunities Fund in the future without a shareholder vote.
Affirmative	1,023,106,597.19	69.908
Against	341,842,640.98	23.358
Abstain	98,552,877.67	6.734
TOTAL	1,463,502,115.84	100.000

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

GOI-UANN-0108
1.786690.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Large Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity ® Advisor Large Cap Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's 500SM Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.03%	10.24%	5.21%
Class T (incl. 3.50% sales charge)	8.26%	10.56%	5.29%
Class B (incl. contingent deferred sales charge) A	6.63%	10.44%	5.32%
Class C (incl. contingent deferred sales charge) B	10.66%	10.72%	5.05%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Class T on November 30, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Advisor Large Cap Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares returned 12.49%, 12.19%, 11.63% and 11.66% respectively (excluding sales charges), outperforming the S&P 500®. Stock selection in industrials and health care, combined with positioning in financials, supported results. However, my picks in the consumer discretionary group, especially homebuilders, tended to hold back results. The fund also benefited from currency movements that added to returns from investments in foreign securities. Industrial company Honeywell International was the top individual contributor, as better-than-expected earnings growth and a stock buyback program helped lift its share price. Health care diagnostics firm Inverness Medical Innovations was another notable performer, as were technology companies Nintendo of Japan and online search firm Google. My emphasis on homebuilders such as KB Home and D.R. Horton hurt as their share prices collapsed when investors' negative sentiment moved to an extreme. I sold the D.R. Horton position. I also liquidated the investment in Radian Group, a mortgage insurance company whose planned merger with MGIC Investment fell apart amid rising credit defaults. In contrast, I increased the exposure to two large, underperforming financial companies, Citigroup and American International Group (AIG), because of their long-term earnings potential and attractive valuations. However, both Citigroup and AIG detracted from relative performance. Some of the stocks I've mentioned were not in the benchmark.

The fund's Institutional Class shares returned 12.87%, outperforming the S&P 500®. Stock selection in industrials and health care, combined with positioning in financials, supported results. However, my picks in the consumer discretionary group, especially homebuilders, tended to hold back results. The fund also benefited from currency movements that added to returns from investments in foreign securities. Industrials company Honeywell International was the top individual contributor, as better-than-expected earnings growth and a stock buyback program helped lift its share price. Health care diagnostics firm Inverness Medical Innovations was another notable performer, as were technology companies Nintendo of Japan, and online search firm Google. My emphasis on homebuilders such as KB Home and D.R. Horton hurt as their share prices collapsed when investors' negative sentiment moved to an extreme. I sold the D.R. Horton position. I also liquidated the investment in Radian Group, a mortgage insurance company whose planned merger with MGIC Investment fell apart amid rising credit defaults. In contrast, I increased the exposure to two large, underperforming financial companies, Citigroup and American International Group (AIG), because of their long-term earnings potential and attractive valuations. However, both Citigroup and AIG detracted from relative performance. Some of the stocks I've mentioned were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,009.20	$ 5.94
HypotheticalA	$ 1,000.00	$ 1,019.15	$ 5.97
Class T
Actual	$ 1,000.00	$ 1,007.80	$ 7.15
HypotheticalA	$ 1,000.00	$ 1,017.95	$ 7.18
Class B
Actual	$ 1,000.00	$ 1,005.10	$ 9.70
HypotheticalA	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 1,005.10	$ 9.65
HypotheticalA	$ 1,000.00	$ 1,015.44	$ 9.70
Institutional Class
Actual	$ 1,000.00	$ 1,010.80	$ 4.34
HypotheticalA	$ 1,000.00	$ 1,020.76	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.18%
Class T	1.42%
Class B	1.93%
Class C	1.92%
Institutional Class	.86%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.7	6.0
Inverness Medical Innovations, Inc.	3.9	1.5
Honeywell International, Inc.	3.1	3.0
American International Group, Inc.	2.8	3.1
Google, Inc. Class A (sub. vtg.)	2.5	2.4
Citigroup, Inc.	2.5	2.4
Intel Corp.	1.7	1.6
Cisco Systems, Inc.	1.6	1.4
Procter & Gamble Co.	1.5	1.8
JPMorgan Chase & Co.	1.5	1.7
	26.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	18.4	16.4
Financials	18.3	21.2
Information Technology	18.0	19.0
Health Care	15.4	12.3
Energy	8.5	10.7
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 95.4%		Stocks 99.3%
	Convertible Securities 0.4%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	18.9%	** Foreign investments	18.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Auto Components - 0.1%
The Goodyear Tire & Rubber Co. (a)	56,900	$ 1,635,875
Distributors - 0.1%
Li & Fung Ltd.	384,000	1,528,908
Household Durables - 1.6%
Centex Corp. (f)	309,900	6,464,514
KB Home	686,846	14,348,213
		20,812,727
Leisure Equipment & Products - 0.1%
Brunswick Corp.	61,300	1,249,907
Media - 2.2%
Dolan Media Co.	57,638	1,527,407
E.W. Scripps Co. Class A	37,500	1,629,375
Focus Media Holding Ltd. ADR (a)	87,600	4,944,144
Grupo Televisa SA de CV (CPO) sponsored ADR	103,300	2,496,761
McGraw-Hill Companies, Inc.	93,300	4,579,164
R.H. Donnelley Corp. (a)	28,000	1,243,760
Time Warner, Inc.	637,600	11,004,976
		27,425,587
Multiline Retail - 0.2%
Target Corp.	42,700	2,564,562
Specialty Retail - 2.5%
Coldwater Creek, Inc. (a)(f)	79,000	651,750
Home Depot, Inc.	369,500	10,552,920
Lowe's Companies, Inc.	162,000	3,954,420
Staples, Inc.	685,279	16,241,112
		31,400,202
Textiles, Apparel & Luxury Goods - 0.4%
Crocs, Inc. (a)	61,800	2,412,054
Deckers Outdoor Corp. (a)	22,407	3,230,417
		5,642,471
TOTAL CONSUMER DISCRETIONARY		92,260,239
CONSUMER STAPLES - 4.0%
Beverages - 0.1%
Coca-Cola Femsa SA de CV sponsored ADR	25,900	1,174,047
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	15,888	668,408
		1,842,455
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.4%
Tesco PLC	44,500	$ 441,737
Tesco PLC Sponsored ADR	56,400	1,679,592
United Natural Foods, Inc. (a)	97,400	2,852,846
		4,974,175
Food Products - 1.9%
Dean Foods Co.	48,800	1,217,072
Green Mountain Coffee Roasters, Inc. (a)	33,536	1,093,944
Groupe Danone	98,000	8,697,500
Nestle SA (Reg.)	26,952	12,872,275
		23,880,791
Household Products - 1.5%
Procter & Gamble Co.	267,700	19,809,800
Tobacco - 0.1%
Souza Cruz Industria Comerico	47,400	1,361,953
TOTAL CONSUMER STAPLES		51,869,174
ENERGY - 8.5%
Energy Equipment & Services - 1.8%
Diamond Offshore Drilling, Inc.	27,200	3,166,896
Expro International Group PLC	51,400	1,072,427
National Oilwell Varco, Inc. (a)	30,200	2,058,130
Schlumberger Ltd. (NY Shares)	109,500	10,232,775
Smith International, Inc.	45,200	2,834,944
Transocean, Inc. (a)	20,502	2,814,720
		22,179,892
Oil, Gas & Consumable Fuels - 6.7%
Canadian Natural Resources Ltd.	37,600	2,441,358
Chesapeake Energy Corp.	62,000	2,346,700
ConocoPhillips	114,800	9,188,592
EOG Resources, Inc.	122,700	10,157,106
Exxon Mobil Corp.	54,100	4,823,556
Forest Oil Corp. (a)	87,900	4,138,332
OAO Gazprom sponsored ADR	14,200	752,600
Occidental Petroleum Corp.	67,200	4,688,544
OJSC Rosneft unit	73,600	661,664
Petroplus Holdings AG	33,333	2,722,323
Plains Exploration & Production Co. (a)	79,900	4,027,759
Quicksilver Resources, Inc. (a)	128,400	6,497,040
Range Resources Corp.	207,200	8,428,896
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co. (a)	33,500	$ 1,667,295
Suncor Energy, Inc.	26,900	2,572,295
Ultra Petroleum Corp. (a)	136,600	8,865,340
Valero Energy Corp.	184,300	11,992,401
		85,971,801
TOTAL ENERGY		108,151,693
FINANCIALS - 18.3%
Capital Markets - 4.4%
Ashmore Group plc	454,700	2,579,720
Bank of New York Mellon Corp.	141,065	6,765,477
Lehman Brothers Holdings, Inc.	224,800	14,079,224
Merrill Lynch & Co., Inc.	34,700	2,079,918
Morgan Stanley	180,900	9,537,048
State Street Corp.	160,763	12,843,356
UBS AG (NY Shares)	161,200	8,137,376
		56,022,119
Commercial Banks - 2.8%
Erste Bank AG	119,526	8,681,827
Sberbank (Savings Bank of the Russian Federation) GDR	1,916	998,236
Societe Generale Series A	33,400	5,158,906
Standard Chartered PLC (United Kingdom)	183,748	7,229,415
Turkiye Halk Bankasi	138,000	1,166,033
Unicredito Italiano SpA	552,200	4,703,250
VTB Bank JSC unit	69,200	629,720
Wachovia Corp.	145,500	6,256,500
		34,823,887
Diversified Financial Services - 6.9%
Bank of America Corp.	368,400	16,994,292
Bolsa de Mercadorias & Futuros - BM&F SA	179,900	2,448,575
Bovespa Holding SA	232,000	4,384,537
Citigroup, Inc.	938,053	31,237,165
Climate Exchange PLC (a)	47,644	1,165,450
Deutsche Boerse AG	24,200	4,539,423
JPMorgan Chase & Co.	427,421	19,498,946
JSE Ltd.	315,400	4,264,041
Moody's Corp. (f)	100,100	3,769,766
		88,302,195
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 3.8%
AFLAC, Inc.	49,200	$ 3,081,888
American International Group, Inc.	619,025	35,983,923
MBIA, Inc.	39,100	1,427,541
The Chubb Corp.	149,500	8,155,225
		48,648,577
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	221,400	5,258,250
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp.	5,015	117,953
TOTAL FINANCIALS		233,172,981
HEALTH CARE - 15.4%
Biotechnology - 3.7%
Alnylam Pharmaceuticals, Inc. (a)	243,700	7,949,494
Amgen, Inc. (a)	137,200	7,580,300
Cephalon, Inc. (a)	104,235	7,809,286
Cougar Biotechnology, Inc. (a)	21,400	663,400
CSL Ltd.	239,093	7,364,642
Genentech, Inc. (a)	75,300	5,741,625
MannKind Corp. (a)	182,665	1,717,051
Metabolix, Inc.	36,500	785,480
Myriad Genetics, Inc. (a)	65,591	3,161,486
PDL BioPharma, Inc. (a)	114,400	2,026,024
Vertex Pharmaceuticals, Inc. (a)	99,700	2,531,383
		47,330,171
Health Care Equipment & Supplies - 6.3%
Alcon, Inc.	13,800	1,920,132
Beckman Coulter, Inc.	68,700	4,859,151
Becton, Dickinson & Co.	81,100	6,709,403
C.R. Bard, Inc.	88,800	7,506,264
Gen-Probe, Inc. (a)	49,812	3,331,925
Heartware Ltd. (a)	1,024,189	615,208
Hologic, Inc. (a)	38,445	2,552,364
Inverness Medical Innovations, Inc. (a)	854,352	50,133,347
Quidel Corp. (a)	45,883	867,189
Sonova Holding AG	17,615	1,881,878
		80,376,861
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.8%
Humana, Inc. (a)	43,900	$ 3,381,617
UnitedHealth Group, Inc.	135,400	7,447,000
		10,828,617
Health Care Technology - 0.1%
Cerner Corp. (a)	25,900	1,547,525
Life Sciences Tools & Services - 0.6%
QIAGEN NV (a)	345,000	7,269,150
Pharmaceuticals - 3.9%
Allergan, Inc.	112,804	7,562,380
BioMimetic Therapeutics, Inc. (a)	130,200	1,587,138
Elan Corp. PLC sponsored ADR (a)	161,100	3,710,133
Johnson & Johnson	282,100	19,109,454
Merck & Co., Inc.	232,872	13,823,282
Sirtris Pharmaceuticals, Inc. (f)	122,400	1,969,416
Wyeth	41,600	2,042,560
		49,804,363
TOTAL HEALTH CARE		197,156,687
INDUSTRIALS - 18.4%
Aerospace & Defense - 3.8%
Bombardier, Inc. Class B (sub. vtg.)(a)	500,700	3,029,689
General Dynamics Corp.	64,800	5,752,944
Honeywell International, Inc.	700,500	39,662,310
		48,444,943
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	39,800	2,932,464
Building Products - 0.2%
Trane, Inc.	55,500	2,037,405
Commercial Services & Supplies - 1.8%
Corporate Executive Board Co.	65,300	4,380,977
CoStar Group, Inc. (a)	59,359	2,860,510
Fuel Tech, Inc. (a)	86,300	2,106,583
Healthcare Services Group, Inc.	242,775	5,316,773
Herman Miller, Inc.	50,000	1,372,500
Intertek Group PLC	173,558	3,228,731
Robert Half International, Inc.	65,800	1,773,968
SGS Societe Generale de Surveillance Holding SA (Reg.)	1,308	1,624,895
		22,664,937
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
ABB Ltd. sponsored ADR	175,600	$ 5,159,128
Alstom SA	20,100	4,504,009
Energy Conversion Devices, Inc. (a)(f)	94,800	2,452,476
Evergreen Solar, Inc. (a)	362,735	4,777,220
Prysmian SpA	163,304	4,097,231
Q-Cells AG (a)	16,900	2,381,402
SolarWorld AG	75,500	4,551,757
Sunpower Corp. Class A (a)	13,800	1,717,272
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	77,743	6,154,913
		35,795,408
Industrial Conglomerates - 7.3%
3M Co.	112,000	9,325,120
General Electric Co.	1,910,700	73,160,703
Siemens AG sponsored ADR	71,700	10,881,909
		93,367,732
Machinery - 1.6%
Cummins, Inc.	12,800	1,496,320
Illinois Tool Works, Inc.	82,900	4,600,950
Invensys PLC (a)	481,900	2,466,578
Middleby Corp. (a)	37,494	2,845,420
SPX Corp.	37,200	3,785,472
Sulzer AG (Reg.)	3,671	5,535,995
		20,730,735
Road & Rail - 0.5%
Hertz Global Holdings, Inc.	97,000	1,852,700
Ryder System, Inc.	104,000	4,509,440
		6,362,140
Trading Companies & Distributors - 0.2%
Watsco, Inc.	67,600	2,450,500
TOTAL INDUSTRIALS		234,786,264
INFORMATION TECHNOLOGY - 18.0%
Communications Equipment - 3.2%
Cisco Systems, Inc. (a)	754,700	21,146,694
Corning, Inc.	320,050	7,774,015
Foxconn International Holdings Ltd. (a)	1,349,000	3,354,329
Infinera Corp.	62,700	1,367,487
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc. (a)	172,508	$ 5,126,938
Nice Systems Ltd. sponsored ADR (a)	71,500	2,329,470
		41,098,933
Computers & Peripherals - 2.7%
Apple, Inc. (a)	71,500	13,028,730
EMC Corp. (a)	459,500	8,854,565
Hewlett-Packard Co.	120,800	6,180,128
NCR Corp. (a)	82,800	1,982,232
Network Appliance, Inc. (a)	180,100	4,450,271
		34,495,926
Electronic Equipment & Instruments - 0.8%
Ibiden Co. Ltd.	67,800	5,350,921
Itron, Inc. (a)	15,100	1,171,005
Motech Industries, Inc.	367,238	2,764,952
Motech Industries, Inc. GDR (a)(g)	108,825	819,679
		10,106,557
Internet Software & Services - 3.2%
Akamai Technologies, Inc. (a)	91,600	3,486,296
Google, Inc. Class A (sub. vtg.) (a)	46,350	32,120,550
LoopNet, Inc. (a)	90,975	1,397,376
ValueClick, Inc. (a)	87,300	2,063,772
Visual Sciences, Inc. (a)	76,249	1,206,259
		40,274,253
IT Services - 2.4%
Cognizant Technology Solutions Corp. Class A (a)	324,200	10,082,620
MoneyGram International, Inc.	528,671	8,162,680
Redecard SA	158,500	2,975,135
Satyam Computer Services Ltd. sponsored ADR	134,400	3,515,904
The Western Union Co.	287,100	6,488,460
		31,224,799
Semiconductors & Semiconductor Equipment - 3.0%
Broadcom Corp. Class A (a)	174,500	4,666,130
Intel Corp.	817,094	21,309,812
Marvell Technology Group Ltd. (a)	305,300	4,561,182
MEMC Electronic Materials, Inc. (a)	45,000	3,491,100
Taiwan Semiconductor Manufacturing Co. Ltd.	1,559,758	2,928,624
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	129,870	1,288,310
		38,245,158
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.7%
Activision, Inc. (a)	248,900	$ 5,513,135
Autonomy Corp. PLC (a)	104,000	1,707,052
Microsoft Corp.	578,538	19,438,877
Nintendo Co. Ltd.	11,000	6,696,800
VMware, Inc. Class A	8,400	767,508
		34,123,372
TOTAL INFORMATION TECHNOLOGY		229,568,998
MATERIALS - 1.5%
Chemicals - 1.0%
Albemarle Corp.	173,600	7,662,704
Ecolab, Inc.	43,500	2,083,650
Nalco Holding Co.	49,800	1,193,208
Tokuyama Corp.	141,000	1,476,564
		12,416,126
Metals & Mining - 0.5%
Alcoa, Inc.	99,900	3,633,363
Barrick Gold Corp.	68,700	2,770,400
		6,403,763
TOTAL MATERIALS		18,819,889
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	440,300	16,823,863
Verizon Communications, Inc.	124,700	5,388,287
		22,212,150
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	98,800	4,499,352
TOTAL TELECOMMUNICATION SERVICES		26,711,502
UTILITIES - 2.0%
Electric Utilities - 0.5%
Great Plains Energy, Inc.	159,600	4,736,928
Reliant Energy, Inc. (a)	76,400	1,989,456
		6,726,384
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 1.5%
AES Corp. (a)	178,600	$ 3,902,410
Clipper Windpower PLC (a)	206,100	2,563,138
Constellation Energy Group, Inc.	36,600	3,667,686
Dynegy, Inc. Class A (a)	412,150	3,136,462
NRG Energy, Inc. (a)	127,501	5,404,767
		18,674,463
TOTAL UTILITIES		25,400,847
TOTAL COMMON STOCKS (Cost $1,080,088,254)		1,217,898,274
Convertible Bonds - 0.4%
	Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 1,120,000	1,196,720
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
Calpine Corp.:
0% 9/30/14 (d)(e)	1,480,000	1,250,600
7.75% 6/1/15 (d)	3,200,000	3,168,000
		4,418,600
TOTAL CONVERTIBLE BONDS (Cost $5,459,645)		5,615,320
Money Market Funds - 5.4%
	Shares	Value
Fidelity Cash Central Fund, 4.73% (b)	56,218,772	$ 56,218,772
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	12,131,100	12,131,100
TOTAL MONEY MARKET FUNDS (Cost $68,349,872)		68,349,872
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,153,897,771)		1,291,863,466
NET OTHER ASSETS - (1.2)%		(15,621,265)
NET ASSETS - 100%		$ 1,276,242,201
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $819,679 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 579,668
Fidelity Securities Lending Cash Central Fund	82,530
Total	$ 662,198
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.1%
Switzerland	2.9%
United Kingdom	2.1%
Germany	1.9%
Canada	1.5%
France	1.4%
Japan	1.0%
Others (individually less than 1%)	8.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $11,973,868) - See accompanying schedule: Unaffiliated issuers (cost $1,085,547,899)	$ 1,223,513,594
Fidelity Central Funds (cost $68,349,872)	68,349,872
Total Investments (cost $1,153,897,771)		$ 1,291,863,466
Cash		91,736
Foreign currency held at value (cost $284,793)		284,426
Receivable for investments sold		8,228,499
Receivable for fund shares sold		1,249,245
Dividends receivable		1,286,633
Interest receivable		21,817
Distributions receivable from Fidelity Central Funds		82,475
Other receivables		20,510
Total assets		1,303,128,807

Liabilities
Payable for investments purchased	$ 12,232,321
Payable for fund shares redeemed	1,320,833
Accrued management fee	580,116
Distribution fees payable	199,980
Other affiliated payables	293,868
Other payables and accrued expenses	128,388
Collateral on securities loaned, at value	12,131,100
Total liabilities		26,886,606

Net Assets		$ 1,276,242,201
Net Assets consist of:
Paid in capital		$ 1,073,129,762
Undistributed net investment income		4,711,624
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		60,433,088
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		137,967,727
Net Assets		$ 1,276,242,201

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($184,296,197 ÷ 8,796,245 shares)	$ 20.95

Maximum offering price per share (100/94.25 of $20.95)	$ 22.23
Class T: Net Asset Value and redemption price per share ($175,291,771 ÷ 8,426,514 shares)	$ 20.80

Maximum offering price per share (100/96.50 of $20.80)	$ 21.55
Class B: Net Asset Value and offering price per share ($55,779,160 ÷ 2,820,899 shares)A	$ 19.77

Class C: Net Asset Value and offering price per share ($49,262,335 ÷ 2,496,207 shares)A	$ 19.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($811,612,738 ÷ 37,540,546 shares)	$ 21.62

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2007
Investment Income
Dividends		$ 16,225,068
Interest		114,663
Income from Fidelity Central Funds		662,198
Total income		17,001,929

Expenses
Management fee	$ 6,154,559
Transfer agent fees	2,791,638
Distribution fees	2,346,213
Accounting and security lending fees	363,195
Custodian fees and expenses	137,043
Independent trustees' compensation	3,655
Registration fees	121,736
Audit	68,631
Legal	9,817
Miscellaneous	79,722
Total expenses before reductions	12,076,209
Expense reductions	(110,878)	11,965,331
Net investment income (loss)		5,036,598
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $29,385)	70,648,564
Foreign currency transactions	(67,246)
Total net realized gain (loss)		70,581,318
Change in net unrealized appreciation (depreciation) on: Investment securities	51,080,399
Assets and liabilities in foreign currencies	1,721
Total change in net unrealized appreciation (depreciation)		51,082,120
Net gain (loss)		121,663,438
Net increase (decrease) in net assets resulting from operations		$ 126,700,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,036,598	$ 2,561,544
Net realized gain (loss)	70,581,318	58,055,083
Change in net unrealized appreciation (depreciation)	51,082,120	46,089,664
Net increase (decrease) in net assets resulting from operations	126,700,036	106,706,291
Distributions to shareholders from net investment income	(2,446,262)	(467,846)
Share transactions - net increase (decrease)	264,972,759	(101,445,197)
Total increase (decrease) in net assets	389,226,533	4,793,248

Net Assets
Beginning of period	887,015,668	882,222,420
End of period (including undistributed net investment income of $4,711,624 and undistributed net investment income of $2,207,013, respectively)	$ 1,276,242,201	$ 887,015,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.65	$ 16.55	$ 14.59	$ 13.64	$ 12.22
Income from Investment Operations
Net investment income (loss) C	.08	.05	.01	.07 F	.01
Net realized and unrealized gain (loss)	2.25	2.05	2.04	.88	1.41
Total from investment operations	2.33	2.10	2.05	.95	1.42
Distributions from net investment income	(.03)	-	(.08)	-	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	(.03)	-	(.09)	-	-
Net asset value, end of period	$ 20.95	$ 18.65	$ 16.55	$ 14.59	$ 13.64
Total Return A,B	12.49%	12.69%	14.13%	6.96%	11.62%
Ratios to Average Net Assets D,G
Expenses before reductions	1.18%	1.22%	1.25%	1.27%	1.31%
Expenses net of fee waivers, if any	1.18%	1.22%	1.25%	1.27%	1.31%
Expenses net of all reductions	1.17%	1.20%	1.19%	1.25%	1.25%
Net investment income (loss)	.37%	.29%	.07%	.47%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,296	$ 111,667	$ 76,059	$ 53,531	$ 45,003
Portfolio turnover rate E	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.54	$ 16.49	$ 14.51	$ 13.59	$ 12.19
Income from Investment Operations
Net investment income (loss) C	.03	.02	(.01)	.05 F	(.01)
Net realized and unrealized gain (loss)	2.23	2.03	2.04	.87	1.41
Total from investment operations	2.26	2.05	2.03	.92	1.40
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	-	-	(.05)	-	-
Net asset value, end of period	$ 20.80	$ 18.54	$ 16.49	$ 14.51	$ 13.59
Total Return A,B	12.19%	12.43%	14.03%	6.77%	11.48%
Ratios to Average Net Assets D,G
Expenses before reductions	1.42%	1.41%	1.40%	1.41%	1.45%
Expenses net of fee waivers, if any	1.42%	1.41%	1.40%	1.41%	1.45%
Expenses net of all reductions	1.41%	1.40%	1.34%	1.39%	1.40%
Net investment income (loss)	.13%	.09%	(.08)%	.33%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 175,292	$ 152,145	$ 286,738	$ 276,257	$ 274,805
Portfolio turnover rate E	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 15.84	$ 13.98	$ 13.17	$ 11.89
Income from Investment Operations
Net investment income (loss) C	(.07)	(.08)	(.10)	(.04) F	(.08)
Net realized and unrealized gain (loss)	2.13	1.95	1.96	.85	1.36
Total from investment operations	2.06	1.87	1.86	.81	1.28
Net asset value, end of period	$ 19.77	$ 17.71	$ 15.84	$ 13.98	$ 13.17
Total Return A,B	11.63%	11.81%	13.30%	6.15%	10.77%
Ratios to Average Net Assets D,G
Expenses before reductions	1.94%	1.99%	2.00%	2.11%	2.12%
Expenses net of fee waivers, if any	1.94%	1.99%	1.99%	2.05%	2.05%
Expenses net of all reductions	1.93%	1.97%	1.93%	2.03%	2.00%
Net investment income (loss)	(.39)%	(.48)%	(.67)%	(.31)%	(.70)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,779	$ 69,399	$ 77,731	$ 83,728	$ 88,320
Portfolio turnover rate E	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.67	$ 15.80	$ 13.95	$ 13.14	$ 11.86
Income from Investment Operations
Net investment income (loss) C	(.07)	(.08)	(.10)	(.04) F	(.08)
Net realized and unrealized gain (loss)	2.13	1.95	1.95	.85	1.36
Total from investment operations	2.06	1.87	1.85	.81	1.28
Net asset value, end of period	$ 19.73	$ 17.67	$ 15.80	$ 13.95	$ 13.14
Total Return A,B	11.66%	11.84%	13.26%	6.16%	10.79%
Ratios to Average Net Assets D,G
Expenses before reductions	1.92%	1.97%	1.99%	2.02%	2.03%
Expenses net of fee waivers, if any	1.92%	1.97%	1.99%	2.02%	2.03%
Expenses net of all reductions	1.91%	1.96%	1.94%	2.00%	1.98%
Net investment income (loss)	(.38)%	(.47)%	(.68)%	(.28)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,262	$ 44,193	$ 42,084	$ 39,969	$ 40,426
Portfolio turnover rate E	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 17.04	$ 15.00	$ 13.97	$ 12.47
Income from Investment Operations
Net investment income (loss) B	.14	.11	.07	.12 E	.06
Net realized and unrealized gain (loss)	2.33	2.11	2.10	.91	1.44
Total from investment operations	2.47	2.22	2.17	1.03	1.50
Distributions from net investment income	(.09)	(.02)	(.12)	-	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	(.09)	(.02)	(.13)	-	-
Net asset value, end of period	$ 21.62	$ 19.24	$ 17.04	$ 15.00	$ 13.97
Total Return A	12.87%	13.04%	14.58%	7.37%	12.03%
Ratios to Average Net Assets C,F
Expenses before reductions	.85%	.88%	.87%	.93%	.89%
Expenses net of fee waivers, if any	.85%	.88%	.87%	.93%	.89%
Expenses net of all reductions	.84%	.86%	.82%	.91%	.84%
Net investment income (loss)	.70%	.63%	.44%	.81%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 811,613	$ 509,612	$ 399,610	$ 267,512	$ 144,877
Portfolio turnover rate D	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 195,784,637
Unrealized depreciation	(63,676,760)
Net unrealized appreciation (depreciation)	132,107,877
Undistributed ordinary income	18,904,217
Undistributed long-term capital gain	48,241,855

Cost for federal income tax purposes	$ 1,159,755,589

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 2,446,262	$ 467,846

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,507,119,263 and $1,277,996,888, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 377,895	$ 48,455
Class T	.25%	.25%	867,538	13,923
Class B	.75%	.25%	626,433	470,306
Class C	.75%	.25%	474,347	66,855
			$ 2,346,213	$ 599,539

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 66,541
Class T	23,374
Class B *	87,783
Class C *	4,558
$ 182,256

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 452,848.30
Class T	505,440.29
Class B	191,962.31
Class C	140,046.29
Institutional Class	1,501,342.22
	$ 2,791,638

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,500 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,129 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.Net income from lending portfolio securities during the period amounted to $82,530.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $49,550 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12,874.

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 5,061
Class C	165
Institutional Class	27,703
$ 32,929

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 45% of the total outstanding shares of the Fund.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ 162,329	$ -
Institutional Class	2,283,933	467,846
Total	$ 2,446,262	$ 467,846

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	4,345,253	2,967,326	$ 86,884,313	$ 50,994,679
Reinvestment of distributions	8,014	-	149,613	-
Shares redeemed	(1,544,113)	(1,575,360)	(30,960,295)	(27,238,612)
Net increase (decrease)	2,809,154	1,391,966	$ 56,073,631	$ 23,756,067
Class T
Shares sold	3,144,045	2,467,257	$ 62,265,576	$ 42,420,856
Shares redeemed	(2,925,642)	(11,652,387)	(58,808,585)	(203,259,332)
Net increase (decrease)	218,403	(9,185,130)	$ 3,456,991	$ (160,838,476)
Class B
Shares sold	347,958	687,355	$ 6,542,510	$ 11,324,331
Shares redeemed	(1,445,599)	(1,676,804)	(27,198,707)	(27,553,391)
Net increase (decrease)	(1,097,641)	(989,449)	$ (20,656,197)	$ (16,229,060)
Class C
Shares sold	652,613	531,947	$ 12,343,826	$ 8,725,039
Shares redeemed	(656,829)	(694,384)	(12,401,494)	(11,420,087)
Net increase (decrease)	(4,216)	(162,437)	$ (57,668)	$ (2,695,048)
Institutional Class
Shares sold	13,195,796	7,167,905	$ 272,214,803	$ 127,317,257
Reinvestment of distributions	118,082	26,986	2,268,355	464,960
Shares redeemed	(2,259,473)	(4,164,290)	(48,327,156)	(73,220,897)
Net increase (decrease)	11,054,405	3,030,601	$ 226,156,002	$ 54,561,320

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Large Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-
2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Large Cap. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-
2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Large Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Large Cap. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Large Cap. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Large Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Large Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Large Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Large Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Large Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 5

To approve a amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Large Cap Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	790,661,834.60	93.799
Against	37,577,328.93	4.458
Abstain	14,690,986.82	1.743
TOTAL	842,930,150.35	100.000

Annual Report

Distributions

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/17/07	12/14/07	$.061	$1.01
	01/14/08	01/11/08	$.000	$.070
Class T	12/17/07	12/14/07	$.000	$.991
	01/14/08	01/11/08	$.000	$.070
Class B	12/17/07	12/14/07	$.000	$.853
	01/14/08	01/11/08	$.000	$.070
Class C	12/17/07	12/14/07	$.000	$.900
	01/14/08	01/11/08	$.000	$.070

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $48,241,855, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Large Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LC-UANN-0108
1.786691.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Large Cap

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity ® Advisor Large Cap Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's 500SM Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	12.87%	11.95%	6.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Institutional Class on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Advisor Large Cap Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

The fund's Class A, Class T, Class B and Class C shares returned 12.49%, 12.19%, 11.63% and 11.66% respectively (excluding sales charges), outperforming the S&P 500®. Stock selection in industrials and health care, combined with positioning in financials, supported results. However, my picks in the consumer discretionary group, especially homebuilders, tended to hold back results. The fund also benefited from currency movements that added to returns from investments in foreign securities. Industrial company Honeywell International was the top individual contributor, as better-than-expected earnings growth and a stock buyback program helped lift its share price. Health care diagnostics firm Inverness Medical Innovations was another notable performer, as were technology companies Nintendo of Japan and online search firm Google. My emphasis on homebuilders such as KB Home and D.R. Horton hurt as their share prices collapsed when investors' negative sentiment moved to an extreme. I sold the D.R. Horton position. I also liquidated the investment in Radian Group, a mortgage insurance company whose planned merger with MGIC Investment fell apart amid rising credit defaults. In contrast, I increased the exposure to two large, underperforming financial companies, Citigroup and American International Group (AIG), because of their long-term earnings potential and attractive valuations. However, both Citigroup and AIG detracted from relative performance. Some of the stocks I've mentioned were not in the benchmark.

The fund's Institutional Class shares returned 12.87%, outperforming the S&P 500®. Stock selection in industrials and health care, combined with positioning in financials, supported results. However, my picks in the consumer discretionary group, especially homebuilders, tended to hold back results. The fund also benefited from currency movements that added to returns from investments in foreign securities. Industrials company Honeywell International was the top individual contributor, as better-than-expected earnings growth and a stock buyback program helped lift its share price. Health care diagnostics firm Inverness Medical Innovations was another notable performer, as were technology companies Nintendo of Japan, and online search firm Google. My emphasis on homebuilders such as KB Home and D.R. Horton hurt as their share prices collapsed when investors' negative sentiment moved to an extreme. I sold the D.R. Horton position. I also liquidated the investment in Radian Group, a mortgage insurance company whose planned merger with MGIC Investment fell apart amid rising credit defaults. In contrast, I increased the exposure to two large, underperforming financial companies, Citigroup and American International Group (AIG), because of their long-term earnings potential and attractive valuations. However, both Citigroup and AIG detracted from relative performance. Some of the stocks I've mentioned were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,009.20	$ 5.94
HypotheticalA	$ 1,000.00	$ 1,019.15	$ 5.97
Class T
Actual	$ 1,000.00	$ 1,007.80	$ 7.15
HypotheticalA	$ 1,000.00	$ 1,017.95	$ 7.18
Class B
Actual	$ 1,000.00	$ 1,005.10	$ 9.70
HypotheticalA	$ 1,000.00	$ 1,015.39	$ 9.75
Class C
Actual	$ 1,000.00	$ 1,005.10	$ 9.65
HypotheticalA	$ 1,000.00	$ 1,015.44	$ 9.70
Institutional Class
Actual	$ 1,000.00	$ 1,010.80	$ 4.34
HypotheticalA	$ 1,000.00	$ 1,020.76	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.18%
Class T	1.42%
Class B	1.93%
Class C	1.92%
Institutional Class	.86%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.7	6.0
Inverness Medical Innovations, Inc.	3.9	1.5
Honeywell International, Inc.	3.1	3.0
American International Group, Inc.	2.8	3.1
Google, Inc. Class A (sub. vtg.)	2.5	2.4
Citigroup, Inc.	2.5	2.4
Intel Corp.	1.7	1.6
Cisco Systems, Inc.	1.6	1.4
Procter & Gamble Co.	1.5	1.8
JPMorgan Chase & Co.	1.5	1.7
	26.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	18.4	16.4
Financials	18.3	21.2
Information Technology	18.0	19.0
Health Care	15.4	12.3
Energy	8.5	10.7
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 95.4%		Stocks 99.3%
	Convertible Securities 0.4%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	18.9%	** Foreign investments	18.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Auto Components - 0.1%
The Goodyear Tire & Rubber Co. (a)	56,900	$ 1,635,875
Distributors - 0.1%
Li & Fung Ltd.	384,000	1,528,908
Household Durables - 1.6%
Centex Corp. (f)	309,900	6,464,514
KB Home	686,846	14,348,213
		20,812,727
Leisure Equipment & Products - 0.1%
Brunswick Corp.	61,300	1,249,907
Media - 2.2%
Dolan Media Co.	57,638	1,527,407
E.W. Scripps Co. Class A	37,500	1,629,375
Focus Media Holding Ltd. ADR (a)	87,600	4,944,144
Grupo Televisa SA de CV (CPO) sponsored ADR	103,300	2,496,761
McGraw-Hill Companies, Inc.	93,300	4,579,164
R.H. Donnelley Corp. (a)	28,000	1,243,760
Time Warner, Inc.	637,600	11,004,976
		27,425,587
Multiline Retail - 0.2%
Target Corp.	42,700	2,564,562
Specialty Retail - 2.5%
Coldwater Creek, Inc. (a)(f)	79,000	651,750
Home Depot, Inc.	369,500	10,552,920
Lowe's Companies, Inc.	162,000	3,954,420
Staples, Inc.	685,279	16,241,112
		31,400,202
Textiles, Apparel & Luxury Goods - 0.4%
Crocs, Inc. (a)	61,800	2,412,054
Deckers Outdoor Corp. (a)	22,407	3,230,417
		5,642,471
TOTAL CONSUMER DISCRETIONARY		92,260,239
CONSUMER STAPLES - 4.0%
Beverages - 0.1%
Coca-Cola Femsa SA de CV sponsored ADR	25,900	1,174,047
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	15,888	668,408
		1,842,455
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.4%
Tesco PLC	44,500	$ 441,737
Tesco PLC Sponsored ADR	56,400	1,679,592
United Natural Foods, Inc. (a)	97,400	2,852,846
		4,974,175
Food Products - 1.9%
Dean Foods Co.	48,800	1,217,072
Green Mountain Coffee Roasters, Inc. (a)	33,536	1,093,944
Groupe Danone	98,000	8,697,500
Nestle SA (Reg.)	26,952	12,872,275
		23,880,791
Household Products - 1.5%
Procter & Gamble Co.	267,700	19,809,800
Tobacco - 0.1%
Souza Cruz Industria Comerico	47,400	1,361,953
TOTAL CONSUMER STAPLES		51,869,174
ENERGY - 8.5%
Energy Equipment & Services - 1.8%
Diamond Offshore Drilling, Inc.	27,200	3,166,896
Expro International Group PLC	51,400	1,072,427
National Oilwell Varco, Inc. (a)	30,200	2,058,130
Schlumberger Ltd. (NY Shares)	109,500	10,232,775
Smith International, Inc.	45,200	2,834,944
Transocean, Inc. (a)	20,502	2,814,720
		22,179,892
Oil, Gas & Consumable Fuels - 6.7%
Canadian Natural Resources Ltd.	37,600	2,441,358
Chesapeake Energy Corp.	62,000	2,346,700
ConocoPhillips	114,800	9,188,592
EOG Resources, Inc.	122,700	10,157,106
Exxon Mobil Corp.	54,100	4,823,556
Forest Oil Corp. (a)	87,900	4,138,332
OAO Gazprom sponsored ADR	14,200	752,600
Occidental Petroleum Corp.	67,200	4,688,544
OJSC Rosneft unit	73,600	661,664
Petroplus Holdings AG	33,333	2,722,323
Plains Exploration & Production Co. (a)	79,900	4,027,759
Quicksilver Resources, Inc. (a)	128,400	6,497,040
Range Resources Corp.	207,200	8,428,896
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co. (a)	33,500	$ 1,667,295
Suncor Energy, Inc.	26,900	2,572,295
Ultra Petroleum Corp. (a)	136,600	8,865,340
Valero Energy Corp.	184,300	11,992,401
		85,971,801
TOTAL ENERGY		108,151,693
FINANCIALS - 18.3%
Capital Markets - 4.4%
Ashmore Group plc	454,700	2,579,720
Bank of New York Mellon Corp.	141,065	6,765,477
Lehman Brothers Holdings, Inc.	224,800	14,079,224
Merrill Lynch & Co., Inc.	34,700	2,079,918
Morgan Stanley	180,900	9,537,048
State Street Corp.	160,763	12,843,356
UBS AG (NY Shares)	161,200	8,137,376
		56,022,119
Commercial Banks - 2.8%
Erste Bank AG	119,526	8,681,827
Sberbank (Savings Bank of the Russian Federation) GDR	1,916	998,236
Societe Generale Series A	33,400	5,158,906
Standard Chartered PLC (United Kingdom)	183,748	7,229,415
Turkiye Halk Bankasi	138,000	1,166,033
Unicredito Italiano SpA	552,200	4,703,250
VTB Bank JSC unit	69,200	629,720
Wachovia Corp.	145,500	6,256,500
		34,823,887
Diversified Financial Services - 6.9%
Bank of America Corp.	368,400	16,994,292
Bolsa de Mercadorias & Futuros - BM&F SA	179,900	2,448,575
Bovespa Holding SA	232,000	4,384,537
Citigroup, Inc.	938,053	31,237,165
Climate Exchange PLC (a)	47,644	1,165,450
Deutsche Boerse AG	24,200	4,539,423
JPMorgan Chase & Co.	427,421	19,498,946
JSE Ltd.	315,400	4,264,041
Moody's Corp. (f)	100,100	3,769,766
		88,302,195
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 3.8%
AFLAC, Inc.	49,200	$ 3,081,888
American International Group, Inc.	619,025	35,983,923
MBIA, Inc.	39,100	1,427,541
The Chubb Corp.	149,500	8,155,225
		48,648,577
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	221,400	5,258,250
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp.	5,015	117,953
TOTAL FINANCIALS		233,172,981
HEALTH CARE - 15.4%
Biotechnology - 3.7%
Alnylam Pharmaceuticals, Inc. (a)	243,700	7,949,494
Amgen, Inc. (a)	137,200	7,580,300
Cephalon, Inc. (a)	104,235	7,809,286
Cougar Biotechnology, Inc. (a)	21,400	663,400
CSL Ltd.	239,093	7,364,642
Genentech, Inc. (a)	75,300	5,741,625
MannKind Corp. (a)	182,665	1,717,051
Metabolix, Inc.	36,500	785,480
Myriad Genetics, Inc. (a)	65,591	3,161,486
PDL BioPharma, Inc. (a)	114,400	2,026,024
Vertex Pharmaceuticals, Inc. (a)	99,700	2,531,383
		47,330,171
Health Care Equipment & Supplies - 6.3%
Alcon, Inc.	13,800	1,920,132
Beckman Coulter, Inc.	68,700	4,859,151
Becton, Dickinson & Co.	81,100	6,709,403
C.R. Bard, Inc.	88,800	7,506,264
Gen-Probe, Inc. (a)	49,812	3,331,925
Heartware Ltd. (a)	1,024,189	615,208
Hologic, Inc. (a)	38,445	2,552,364
Inverness Medical Innovations, Inc. (a)	854,352	50,133,347
Quidel Corp. (a)	45,883	867,189
Sonova Holding AG	17,615	1,881,878
		80,376,861
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.8%
Humana, Inc. (a)	43,900	$ 3,381,617
UnitedHealth Group, Inc.	135,400	7,447,000
		10,828,617
Health Care Technology - 0.1%
Cerner Corp. (a)	25,900	1,547,525
Life Sciences Tools & Services - 0.6%
QIAGEN NV (a)	345,000	7,269,150
Pharmaceuticals - 3.9%
Allergan, Inc.	112,804	7,562,380
BioMimetic Therapeutics, Inc. (a)	130,200	1,587,138
Elan Corp. PLC sponsored ADR (a)	161,100	3,710,133
Johnson & Johnson	282,100	19,109,454
Merck & Co., Inc.	232,872	13,823,282
Sirtris Pharmaceuticals, Inc. (f)	122,400	1,969,416
Wyeth	41,600	2,042,560
		49,804,363
TOTAL HEALTH CARE		197,156,687
INDUSTRIALS - 18.4%
Aerospace & Defense - 3.8%
Bombardier, Inc. Class B (sub. vtg.)(a)	500,700	3,029,689
General Dynamics Corp.	64,800	5,752,944
Honeywell International, Inc.	700,500	39,662,310
		48,444,943
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	39,800	2,932,464
Building Products - 0.2%
Trane, Inc.	55,500	2,037,405
Commercial Services & Supplies - 1.8%
Corporate Executive Board Co.	65,300	4,380,977
CoStar Group, Inc. (a)	59,359	2,860,510
Fuel Tech, Inc. (a)	86,300	2,106,583
Healthcare Services Group, Inc.	242,775	5,316,773
Herman Miller, Inc.	50,000	1,372,500
Intertek Group PLC	173,558	3,228,731
Robert Half International, Inc.	65,800	1,773,968
SGS Societe Generale de Surveillance Holding SA (Reg.)	1,308	1,624,895
		22,664,937
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
ABB Ltd. sponsored ADR	175,600	$ 5,159,128
Alstom SA	20,100	4,504,009
Energy Conversion Devices, Inc. (a)(f)	94,800	2,452,476
Evergreen Solar, Inc. (a)	362,735	4,777,220
Prysmian SpA	163,304	4,097,231
Q-Cells AG (a)	16,900	2,381,402
SolarWorld AG	75,500	4,551,757
Sunpower Corp. Class A (a)	13,800	1,717,272
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	77,743	6,154,913
		35,795,408
Industrial Conglomerates - 7.3%
3M Co.	112,000	9,325,120
General Electric Co.	1,910,700	73,160,703
Siemens AG sponsored ADR	71,700	10,881,909
		93,367,732
Machinery - 1.6%
Cummins, Inc.	12,800	1,496,320
Illinois Tool Works, Inc.	82,900	4,600,950
Invensys PLC (a)	481,900	2,466,578
Middleby Corp. (a)	37,494	2,845,420
SPX Corp.	37,200	3,785,472
Sulzer AG (Reg.)	3,671	5,535,995
		20,730,735
Road & Rail - 0.5%
Hertz Global Holdings, Inc.	97,000	1,852,700
Ryder System, Inc.	104,000	4,509,440
		6,362,140
Trading Companies & Distributors - 0.2%
Watsco, Inc.	67,600	2,450,500
TOTAL INDUSTRIALS		234,786,264
INFORMATION TECHNOLOGY - 18.0%
Communications Equipment - 3.2%
Cisco Systems, Inc. (a)	754,700	21,146,694
Corning, Inc.	320,050	7,774,015
Foxconn International Holdings Ltd. (a)	1,349,000	3,354,329
Infinera Corp.	62,700	1,367,487
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc. (a)	172,508	$ 5,126,938
Nice Systems Ltd. sponsored ADR (a)	71,500	2,329,470
		41,098,933
Computers & Peripherals - 2.7%
Apple, Inc. (a)	71,500	13,028,730
EMC Corp. (a)	459,500	8,854,565
Hewlett-Packard Co.	120,800	6,180,128
NCR Corp. (a)	82,800	1,982,232
Network Appliance, Inc. (a)	180,100	4,450,271
		34,495,926
Electronic Equipment & Instruments - 0.8%
Ibiden Co. Ltd.	67,800	5,350,921
Itron, Inc. (a)	15,100	1,171,005
Motech Industries, Inc.	367,238	2,764,952
Motech Industries, Inc. GDR (a)(g)	108,825	819,679
		10,106,557
Internet Software & Services - 3.2%
Akamai Technologies, Inc. (a)	91,600	3,486,296
Google, Inc. Class A (sub. vtg.) (a)	46,350	32,120,550
LoopNet, Inc. (a)	90,975	1,397,376
ValueClick, Inc. (a)	87,300	2,063,772
Visual Sciences, Inc. (a)	76,249	1,206,259
		40,274,253
IT Services - 2.4%
Cognizant Technology Solutions Corp. Class A (a)	324,200	10,082,620
MoneyGram International, Inc.	528,671	8,162,680
Redecard SA	158,500	2,975,135
Satyam Computer Services Ltd. sponsored ADR	134,400	3,515,904
The Western Union Co.	287,100	6,488,460
		31,224,799
Semiconductors & Semiconductor Equipment - 3.0%
Broadcom Corp. Class A (a)	174,500	4,666,130
Intel Corp.	817,094	21,309,812
Marvell Technology Group Ltd. (a)	305,300	4,561,182
MEMC Electronic Materials, Inc. (a)	45,000	3,491,100
Taiwan Semiconductor Manufacturing Co. Ltd.	1,559,758	2,928,624
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	129,870	1,288,310
		38,245,158
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.7%
Activision, Inc. (a)	248,900	$ 5,513,135
Autonomy Corp. PLC (a)	104,000	1,707,052
Microsoft Corp.	578,538	19,438,877
Nintendo Co. Ltd.	11,000	6,696,800
VMware, Inc. Class A	8,400	767,508
		34,123,372
TOTAL INFORMATION TECHNOLOGY		229,568,998
MATERIALS - 1.5%
Chemicals - 1.0%
Albemarle Corp.	173,600	7,662,704
Ecolab, Inc.	43,500	2,083,650
Nalco Holding Co.	49,800	1,193,208
Tokuyama Corp.	141,000	1,476,564
		12,416,126
Metals & Mining - 0.5%
Alcoa, Inc.	99,900	3,633,363
Barrick Gold Corp.	68,700	2,770,400
		6,403,763
TOTAL MATERIALS		18,819,889
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	440,300	16,823,863
Verizon Communications, Inc.	124,700	5,388,287
		22,212,150
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	98,800	4,499,352
TOTAL TELECOMMUNICATION SERVICES		26,711,502
UTILITIES - 2.0%
Electric Utilities - 0.5%
Great Plains Energy, Inc.	159,600	4,736,928
Reliant Energy, Inc. (a)	76,400	1,989,456
		6,726,384
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 1.5%
AES Corp. (a)	178,600	$ 3,902,410
Clipper Windpower PLC (a)	206,100	2,563,138
Constellation Energy Group, Inc.	36,600	3,667,686
Dynegy, Inc. Class A (a)	412,150	3,136,462
NRG Energy, Inc. (a)	127,501	5,404,767
		18,674,463
TOTAL UTILITIES		25,400,847
TOTAL COMMON STOCKS (Cost $1,080,088,254)		1,217,898,274
Convertible Bonds - 0.4%
	Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 1,120,000	1,196,720
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
Calpine Corp.:
0% 9/30/14 (d)(e)	1,480,000	1,250,600
7.75% 6/1/15 (d)	3,200,000	3,168,000
		4,418,600
TOTAL CONVERTIBLE BONDS (Cost $5,459,645)		5,615,320
Money Market Funds - 5.4%
	Shares	Value
Fidelity Cash Central Fund, 4.73% (b)	56,218,772	$ 56,218,772
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	12,131,100	12,131,100
TOTAL MONEY MARKET FUNDS (Cost $68,349,872)		68,349,872
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,153,897,771)		1,291,863,466
NET OTHER ASSETS - (1.2)%		(15,621,265)
NET ASSETS - 100%		$ 1,276,242,201
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $819,679 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 579,668
Fidelity Securities Lending Cash Central Fund	82,530
Total	$ 662,198
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.1%
Switzerland	2.9%
United Kingdom	2.1%
Germany	1.9%
Canada	1.5%
France	1.4%
Japan	1.0%
Others (individually less than 1%)	8.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $11,973,868) - See accompanying schedule: Unaffiliated issuers (cost $1,085,547,899)	$ 1,223,513,594
Fidelity Central Funds (cost $68,349,872)	68,349,872
Total Investments (cost $1,153,897,771)		$ 1,291,863,466
Cash		91,736
Foreign currency held at value (cost $284,793)		284,426
Receivable for investments sold		8,228,499
Receivable for fund shares sold		1,249,245
Dividends receivable		1,286,633
Interest receivable		21,817
Distributions receivable from Fidelity Central Funds		82,475
Other receivables		20,510
Total assets		1,303,128,807

Liabilities
Payable for investments purchased	$ 12,232,321
Payable for fund shares redeemed	1,320,833
Accrued management fee	580,116
Distribution fees payable	199,980
Other affiliated payables	293,868
Other payables and accrued expenses	128,388
Collateral on securities loaned, at value	12,131,100
Total liabilities		26,886,606

Net Assets		$ 1,276,242,201
Net Assets consist of:
Paid in capital		$ 1,073,129,762
Undistributed net investment income		4,711,624
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		60,433,088
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		137,967,727
Net Assets		$ 1,276,242,201

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($184,296,197 ÷ 8,796,245 shares)	$ 20.95

Maximum offering price per share (100/94.25 of $20.95)	$ 22.23
Class T: Net Asset Value and redemption price per share ($175,291,771 ÷ 8,426,514 shares)	$ 20.80

Maximum offering price per share (100/96.50 of $20.80)	$ 21.55
Class B: Net Asset Value and offering price per share ($55,779,160 ÷ 2,820,899 shares)A	$ 19.77

Class C: Net Asset Value and offering price per share ($49,262,335 ÷ 2,496,207 shares)A	$ 19.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($811,612,738 ÷ 37,540,546 shares)	$ 21.62

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2007
Investment Income
Dividends		$ 16,225,068
Interest		114,663
Income from Fidelity Central Funds		662,198
Total income		17,001,929

Expenses
Management fee	$ 6,154,559
Transfer agent fees	2,791,638
Distribution fees	2,346,213
Accounting and security lending fees	363,195
Custodian fees and expenses	137,043
Independent trustees' compensation	3,655
Registration fees	121,736
Audit	68,631
Legal	9,817
Miscellaneous	79,722
Total expenses before reductions	12,076,209
Expense reductions	(110,878)	11,965,331
Net investment income (loss)		5,036,598
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $29,385)	70,648,564
Foreign currency transactions	(67,246)
Total net realized gain (loss)		70,581,318
Change in net unrealized appreciation (depreciation) on: Investment securities	51,080,399
Assets and liabilities in foreign currencies	1,721
Total change in net unrealized appreciation (depreciation)		51,082,120
Net gain (loss)		121,663,438
Net increase (decrease) in net assets resulting from operations		$ 126,700,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,036,598	$ 2,561,544
Net realized gain (loss)	70,581,318	58,055,083
Change in net unrealized appreciation (depreciation)	51,082,120	46,089,664
Net increase (decrease) in net assets resulting from operations	126,700,036	106,706,291
Distributions to shareholders from net investment income	(2,446,262)	(467,846)
Share transactions - net increase (decrease)	264,972,759	(101,445,197)
Total increase (decrease) in net assets	389,226,533	4,793,248

Net Assets
Beginning of period	887,015,668	882,222,420
End of period (including undistributed net investment income of $4,711,624 and undistributed net investment income of $2,207,013, respectively)	$ 1,276,242,201	$ 887,015,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.65	$ 16.55	$ 14.59	$ 13.64	$ 12.22
Income from Investment Operations
Net investment income (loss) C	.08	.05	.01	.07 F	.01
Net realized and unrealized gain (loss)	2.25	2.05	2.04	.88	1.41
Total from investment operations	2.33	2.10	2.05	.95	1.42
Distributions from net investment income	(.03)	-	(.08)	-	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	(.03)	-	(.09)	-	-
Net asset value, end of period	$ 20.95	$ 18.65	$ 16.55	$ 14.59	$ 13.64
Total Return A,B	12.49%	12.69%	14.13%	6.96%	11.62%
Ratios to Average Net Assets D,G
Expenses before reductions	1.18%	1.22%	1.25%	1.27%	1.31%
Expenses net of fee waivers, if any	1.18%	1.22%	1.25%	1.27%	1.31%
Expenses net of all reductions	1.17%	1.20%	1.19%	1.25%	1.25%
Net investment income (loss)	.37%	.29%	.07%	.47%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,296	$ 111,667	$ 76,059	$ 53,531	$ 45,003
Portfolio turnover rate E	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.54	$ 16.49	$ 14.51	$ 13.59	$ 12.19
Income from Investment Operations
Net investment income (loss) C	.03	.02	(.01)	.05 F	(.01)
Net realized and unrealized gain (loss)	2.23	2.03	2.04	.87	1.41
Total from investment operations	2.26	2.05	2.03	.92	1.40
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	-	-	(.05)	-	-
Net asset value, end of period	$ 20.80	$ 18.54	$ 16.49	$ 14.51	$ 13.59
Total Return A,B	12.19%	12.43%	14.03%	6.77%	11.48%
Ratios to Average Net Assets D,G
Expenses before reductions	1.42%	1.41%	1.40%	1.41%	1.45%
Expenses net of fee waivers, if any	1.42%	1.41%	1.40%	1.41%	1.45%
Expenses net of all reductions	1.41%	1.40%	1.34%	1.39%	1.40%
Net investment income (loss)	.13%	.09%	(.08)%	.33%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 175,292	$ 152,145	$ 286,738	$ 276,257	$ 274,805
Portfolio turnover rate E	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 15.84	$ 13.98	$ 13.17	$ 11.89
Income from Investment Operations
Net investment income (loss) C	(.07)	(.08)	(.10)	(.04) F	(.08)
Net realized and unrealized gain (loss)	2.13	1.95	1.96	.85	1.36
Total from investment operations	2.06	1.87	1.86	.81	1.28
Net asset value, end of period	$ 19.77	$ 17.71	$ 15.84	$ 13.98	$ 13.17
Total Return A,B	11.63%	11.81%	13.30%	6.15%	10.77%
Ratios to Average Net Assets D,G
Expenses before reductions	1.94%	1.99%	2.00%	2.11%	2.12%
Expenses net of fee waivers, if any	1.94%	1.99%	1.99%	2.05%	2.05%
Expenses net of all reductions	1.93%	1.97%	1.93%	2.03%	2.00%
Net investment income (loss)	(.39)%	(.48)%	(.67)%	(.31)%	(.70)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,779	$ 69,399	$ 77,731	$ 83,728	$ 88,320
Portfolio turnover rate E	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.67	$ 15.80	$ 13.95	$ 13.14	$ 11.86
Income from Investment Operations
Net investment income (loss) C	(.07)	(.08)	(.10)	(.04) F	(.08)
Net realized and unrealized gain (loss)	2.13	1.95	1.95	.85	1.36
Total from investment operations	2.06	1.87	1.85	.81	1.28
Net asset value, end of period	$ 19.73	$ 17.67	$ 15.80	$ 13.95	$ 13.14
Total Return A,B	11.66%	11.84%	13.26%	6.16%	10.79%
Ratios to Average Net Assets D,G
Expenses before reductions	1.92%	1.97%	1.99%	2.02%	2.03%
Expenses net of fee waivers, if any	1.92%	1.97%	1.99%	2.02%	2.03%
Expenses net of all reductions	1.91%	1.96%	1.94%	2.00%	1.98%
Net investment income (loss)	(.38)%	(.47)%	(.68)%	(.28)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,262	$ 44,193	$ 42,084	$ 39,969	$ 40,426
Portfolio turnover rate E	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 17.04	$ 15.00	$ 13.97	$ 12.47
Income from Investment Operations
Net investment income (loss) B	.14	.11	.07	.12 E	.06
Net realized and unrealized gain (loss)	2.33	2.11	2.10	.91	1.44
Total from investment operations	2.47	2.22	2.17	1.03	1.50
Distributions from net investment income	(.09)	(.02)	(.12)	-	-
Distributions from net realized gain	-	-	(.01)	-	-
Total distributions	(.09)	(.02)	(.13)	-	-
Net asset value, end of period	$ 21.62	$ 19.24	$ 17.04	$ 15.00	$ 13.97
Total Return A	12.87%	13.04%	14.58%	7.37%	12.03%
Ratios to Average Net Assets C,F
Expenses before reductions	.85%	.88%	.87%	.93%	.89%
Expenses net of fee waivers, if any	.85%	.88%	.87%	.93%	.89%
Expenses net of all reductions	.84%	.86%	.82%	.91%	.84%
Net investment income (loss)	.70%	.63%	.44%	.81%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 811,613	$ 509,612	$ 399,610	$ 267,512	$ 144,877
Portfolio turnover rate D	117%	92%	188%	64%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 195,784,637
Unrealized depreciation	(63,676,760)
Net unrealized appreciation (depreciation)	132,107,877
Undistributed ordinary income	18,904,217
Undistributed long-term capital gain	48,241,855

Cost for federal income tax purposes	$ 1,159,755,589

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 2,446,262	$ 467,846

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,507,119,263 and $1,277,996,888, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 377,895	$ 48,455
Class T	.25%	.25%	867,538	13,923
Class B	.75%	.25%	626,433	470,306
Class C	.75%	.25%	474,347	66,855
			$ 2,346,213	$ 599,539

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 66,541
Class T	23,374
Class B *	87,783
Class C *	4,558
$ 182,256

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 452,848.30
Class T	505,440.29
Class B	191,962.31
Class C	140,046.29
Institutional Class	1,501,342.22
	$ 2,791,638

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,500 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,129 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.Net income from lending portfolio securities during the period amounted to $82,530.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $49,550 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12,874.

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 5,061
Class C	165
Institutional Class	27,703
$ 32,929

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 45% of the total outstanding shares of the Fund.

Annual Report

10. Other - continued

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ 162,329	$ -
Institutional Class	2,283,933	467,846
Total	$ 2,446,262	$ 467,846

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	4,345,253	2,967,326	$ 86,884,313	$ 50,994,679
Reinvestment of distributions	8,014	-	149,613	-
Shares redeemed	(1,544,113)	(1,575,360)	(30,960,295)	(27,238,612)
Net increase (decrease)	2,809,154	1,391,966	$ 56,073,631	$ 23,756,067
Class T
Shares sold	3,144,045	2,467,257	$ 62,265,576	$ 42,420,856
Shares redeemed	(2,925,642)	(11,652,387)	(58,808,585)	(203,259,332)
Net increase (decrease)	218,403	(9,185,130)	$ 3,456,991	$ (160,838,476)
Class B
Shares sold	347,958	687,355	$ 6,542,510	$ 11,324,331
Shares redeemed	(1,445,599)	(1,676,804)	(27,198,707)	(27,553,391)
Net increase (decrease)	(1,097,641)	(989,449)	$ (20,656,197)	$ (16,229,060)
Class C
Shares sold	652,613	531,947	$ 12,343,826	$ 8,725,039
Shares redeemed	(656,829)	(694,384)	(12,401,494)	(11,420,087)
Net increase (decrease)	(4,216)	(162,437)	$ (57,668)	$ (2,695,048)
Institutional Class
Shares sold	13,195,796	7,167,905	$ 272,214,803	$ 127,317,257
Reinvestment of distributions	118,082	26,986	2,268,355	464,960
Shares redeemed	(2,259,473)	(4,164,290)	(48,327,156)	(73,220,897)
Net increase (decrease)	11,054,405	3,030,601	$ 226,156,002	$ 54,561,320

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Large Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-
2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Large Cap. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-
2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Large Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Large Cap. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Large Cap. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Large Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Large Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor Large Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Large Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Large Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 5

To approve a amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Large Cap Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	790,661,834.60	93.799
Against	37,577,328.93	4.458
Abstain	14,690,986.82	1.743
TOTAL	842,930,150.35	100.000

Annual Report

Distributions

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/17/07	12/14/07	$.115	$1.01
	01/14/08	01/11/08	$.000	$.070

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $48,241,855, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Large Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LCI-UANN-0108
1.786692.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Leveraged Company Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	10.97%	28.28%	21.37%
Class T (incl. 3.50% sales charge)	13.34%	28.49%	21.44%
Class B (incl. contingent deferred sales charge) B	11.79%	28.64%	21.52%
Class C (incl. contingent deferred sales charge) C	15.90%	28.84%	21.52%

A From December 27, 2000.

B Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor Leveraged Company Stock Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months ending November 30, 2007, the fund's Class A, Class T, Class B and Class C shares returned 17.74%, 17.45%, 16.79% and 16.90%, respectively (excluding sales charges), outperforming the Credit Suisse Leveraged Equity Index, which returned 7.96%, and the S&P 500®. Strong security selection and an overweighting in the energy group contributed relative to the S&P®, as did very successful stock selection and an overweighting in materials. Having virtually no exposure to the struggling financials sector also proved helpful. Conversely, less-successful security selection and an overweighting in technology hurt, as did poor stock selection and an underweighting in consumer staples. Top contributors included metals producer Freeport-McMoRan Copper & Gold as well as four out-of-benchmark holdings: specialty chemicals company Celanese; heavy-construction services provider Foster Wheeler; ON Semiconductor; and Bahamas-based shipping company Teekay. Not owning benchmark component Citigroup also helped. Semiconductor manufacturer Advanced Micro Devices detracted, as did an out-of-benchmark position in building materials manufacturer Owens Corning. Not owning outperforming index components Apple and Exxon Mobil also hurt relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 973.30	$ 5.49
HypotheticalA	$ 1,000.00	$ 1,019.50	$ 5.62
Class T
Actual	$ 1,000.00	$ 971.90	$ 6.62
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.78
Class B
Actual	$ 1,000.00	$ 969.20	$ 9.38
HypotheticalA	$ 1,000.00	$ 1,015.54	$ 9.60
Class C
Actual	$ 1,000.00	$ 969.70	$ 9.09
HypotheticalA	$ 1,000.00	$ 1,015.84	$ 9.30
Institutional Class
Actual	$ 1,000.00	$ 974.50	$ 4.16
HypotheticalA	$ 1,000.00	$ 1,020.86	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.11%
Class T	1.34%
Class B	1.90%
Class C	1.84%
Institutional Class	.84%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exterran Holdings, Inc.	4.2	0.0
Peabody Energy Corp.	3.1	0.7
Forest Oil Corp.	3.1	2.0
Freeport-McMoRan Copper & Gold, Inc. Class B	3.0	2.9
Celanese Corp. Class A	2.5	2.6
Chesapeake Energy Corp.	2.5	1.6
Overseas Shipholding Group, Inc.	2.3	2.1
El Paso Corp.	2.2	2.1
Service Corp. International	2.1	1.8
Teekay Corp.	1.8	2.4
	26.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	37.1	30.7
Industrials	15.4	15.3
Materials	12.0	12.0
Information Technology	11.8	16.5
Consumer Discretionary	7.5	8.4
Asset Allocation (% of fund's net assets)
As of November 30, 2007*		As of May 31, 2007**
	Stocks 94.8%		Stocks 93.8%
	Bonds 0.4%		Bonds 0.2%
	Convertible Securities 0.7%		Convertible Securities 0.5%
	Other 0.0%		Other 0.0%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 5.5%
* Foreign investments	13.4%	** Foreign investments	12.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.8%
Auto Components - 0.8%
Delphi Corp. (a)	1,000,000	$ 230
IdleAire Technologies Corp. warrants 12/15/15 (a)(f)	6,120	6
Tenneco, Inc. (a)	353,300	10,454
The Goodyear Tire & Rubber Co. (a)	255,000	7,331
TRW Automotive Holdings Corp. (a)	283,200	6,358
WABCO Holdings, Inc.	193,300	9,077
		33,456
Automobiles - 0.1%
Ford Motor Co. (a)	580,000	4,356
Diversified Consumer Services - 2.5%
Carriage Services, Inc. Class A (a)	36,900	394
Regis Corp.	180,054	5,292
Service Corp. International	6,944,700	92,226
Stewart Enterprises, Inc. Class A	1,486,922	12,193
		110,105
Hotels, Restaurants & Leisure - 0.4%
Bally Technologies, Inc. (a)	329,640	13,746
Six Flags, Inc. (a)	1,179,000	2,759
Steak n Shake Co. (a)	253,100	2,928
		19,433
Household Durables - 0.3%
Lennar Corp. Class A	516,600	8,183
Sealy Corp., Inc. (e)	200,000	2,608
		10,791
Internet & Catalog Retail - 0.0%
Audible, Inc. (a)(e)	150,000	1,730
Leisure Equipment & Products - 0.2%
Callaway Golf Co.	455,273	7,767
Media - 1.7%
Cablevision Systems Corp. - NY Group Class A (a)	330,300	8,928
Charter Communications, Inc. Class A (a)(e)	6,862,300	9,058
Cinemark Holdings, Inc.	726,803	12,130
GateHouse Media, Inc. (e)	261,000	2,140
Gray Television, Inc.	1,348,792	11,478
Knology, Inc. (a)	49,885	670
Liberty Global, Inc.:
Class A (a)	263,846	10,717
Class C (a)	2,264	87
LodgeNet Entertainment Corp. (a)(e)	11,800	227
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Nexstar Broadcasting Group, Inc. Class A (a)	819,700	$ 7,435
RCN Corp.	353,500	5,133
Regal Entertainment Group Class A	100	2
Virgin Media, Inc. (e)	403,030	7,658
		75,663
Multiline Retail - 0.1%
The Bon-Ton Stores, Inc. (e)	416,555	4,865
Specialty Retail - 0.7%
Gamestop Corp. Class A (a)	199,200	11,444
Gap, Inc.	87,400	1,783
Sally Beauty Holdings, Inc. (a)	1,303,600	11,876
The Pep Boys - Manny, Moe & Jack	557,108	6,089
		31,192
TOTAL CONSUMER DISCRETIONARY		299,358
CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 1.5%
Koninklijke Ahold NV sponsored ADR	1,124,080	15,793
Kroger Co.	286,100	8,225
SUPERVALU, Inc.	1,031,900	43,206
		67,224
Food Products - 1.2%
Corn Products International, Inc.	480,830	18,911
Dean Foods Co.	448,700	11,191
Kellogg Co.	15,100	816
Smithfield Foods, Inc. (a)(e)	769,724	23,130
		54,048
Personal Products - 0.1%
Revlon, Inc. Class A (sub. vtg.) (a)	1,651,383	1,850
TOTAL CONSUMER STAPLES		123,122
ENERGY - 36.8%
Energy Equipment & Services - 8.7%
Basic Energy Services, Inc. (a)	85,700	1,671
Exterran Holdings, Inc. (a)(e)	2,297,315	183,879
Grant Prideco, Inc. (a)	1,381,480	66,449
Grey Wolf, Inc. (a)	3,019,861	15,341
Hercules Offshore, Inc. (a)	485,478	12,142
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries Ltd. (a)	178,600	$ 4,804
Noble Corp.	600,000	31,278
Oil States International, Inc. (a)	103,500	3,282
Parker Drilling Co. (a)	944,929	6,756
Petroleum Geo-Services ASA	739,200	21,188
Petroleum Geo-Services ASA sponsored ADR	263,844	7,625
Pride International, Inc. (a)	237,900	7,844
Rowan Companies, Inc.	108,000	3,823
Schoeller-Bleckmann Oilfield Equipment AG	200,000	18,334
		384,416
Oil, Gas & Consumable Fuels - 28.1%
Alpha Natural Resources, Inc. (a)	1,903,950	53,501
Anadarko Petroleum Corp.	157,452	8,912
Arch Coal, Inc.	311,745	11,803
Cabot Oil & Gas Corp.	321,600	11,069
Canadian Natural Resources Ltd.	50,000	3,246
Chesapeake Energy Corp. (e)	2,925,700	110,738
ConocoPhillips	187,564	15,013
CONSOL Energy, Inc.	300,000	17,784
Double Hull Tankers, Inc. (e)	1,101,400	14,605
El Paso Corp.	6,128,000	98,538
EOG Resources, Inc.	165,400	13,692
Forest Oil Corp. (a)	2,915,357	137,255
Frontier Oil Corp.	580,000	25,636
Frontline Ltd. (NY Shares) (e)	821,000	38,218
General Maritime Corp.	1,479,600	39,505
Mariner Energy, Inc. (a)	1,185,276	25,697
Massey Energy Co.	1,204,400	40,889
Nexen, Inc.	326,800	9,279
Occidental Petroleum Corp.	82,656	5,767
OPTI Canada, Inc. (a)	688,700	12,261
Overseas Shipholding Group, Inc.	1,429,500	102,352
Paladin Energy Ltd. (a)	849,100	5,100
Patriot Coal Corp. (a)	249,148	8,424
Peabody Energy Corp.	2,491,487	138,626
Petrohawk Energy Corp. (a)	1,527,128	24,892
Plains Exploration & Production Co. (a)	239,496	12,073
Range Resources Corp.	615,300	25,030
Ship Finance International Ltd.:
(Norway)	3,780	91
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ship Finance International Ltd.: - continued
(NY Shares)	976,710	$ 24,877
Stone Energy Corp. (a)	295,054	13,336
Teekay Corp.	1,403,700	78,958
Valero Energy Corp.	1,024,300	66,651
Williams Companies, Inc.	924,800	32,100
XTO Energy, Inc.	250,104	15,461
		1,241,379
TOTAL ENERGY		1,625,795
FINANCIALS - 0.8%
Capital Markets - 0.4%
Legg Mason, Inc.	246,000	18,772
Commercial Banks - 0.2%
PNC Financial Services Group, Inc.	122,700	8,983
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	265,100	6,296
TOTAL FINANCIALS		34,051
HEALTH CARE - 4.7%
Biotechnology - 0.0%
Lexicon Pharmaceuticals, Inc. (a)	122,038	423
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	191,500	11,465
Beckman Coulter, Inc. (e)	155,900	11,027
Covidien Ltd.	286,325	11,484
Hospira, Inc. (a)	162,700	7,045
Tutogen Medical, Inc. (a)	25,000	288
		41,309
Health Care Providers & Services - 3.6%
Community Health Systems, Inc. (a)	444,718	14,862
DaVita, Inc. (a)	1,117,500	69,240
ResCare, Inc. (a)	449,800	10,246
Rural/Metro Corp. (a)	343,733	1,086
Tenet Healthcare Corp. (a)(e)	7,678,148	42,307
VCA Antech, Inc. (a)	454,800	18,660
		156,401
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 0.2%
Adams Respiratory Therapeutics, Inc. (a)	92,700	$ 3,999
Salix Pharmaceuticals Ltd. (a)	280,364	3,185
		7,184
TOTAL HEALTH CARE		205,317
INDUSTRIALS - 15.4%
Aerospace & Defense - 1.3%
American Science & Engineering, Inc. (e)	141,609	8,192
DRS Technologies, Inc.	59,700	3,535
Teledyne Technologies, Inc. (a)	352,300	19,102
United Technologies Corp.	390,650	29,209
		60,038
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	114,577	2,697
Airlines - 0.8%
AirTran Holdings, Inc. (a)	138,500	1,176
AMR Corp. (a)	288,770	6,116
Delta Air Lines, Inc. (a)	900,511	17,794
Northwest Airlines Corp. (a)	52,846	961
UAL Corp. (a)	200,000	8,188
		34,235
Building Products - 1.8%
Armstrong World Industries, Inc. (a)	47,217	2,016
Goodman Global, Inc. (a)	200,800	4,749
Lennox International, Inc.	197,100	6,670
Owens Corning (a)(e)	1,961,460	43,172
Owens Corning warrants 10/31/13 (a)	193,400	505
Trane, Inc.	579,900	21,288
		78,400
Commercial Services & Supplies - 3.6%
Allied Waste Industries, Inc. (a)	3,362,000	38,360
Cenveo, Inc. (a)	2,186,400	44,952
Clean Harbors, Inc. (a)	209,300	11,248
Deluxe Corp.	128,800	4,069
Interface, Inc. Class A	108,200	1,887
Layne Christensen Co. (a)	52,480	2,989
Republic Services, Inc.	155,250	5,150
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
The Brink's Co.	322,100	$ 20,608
Waste Management, Inc.	876,000	30,064
		159,327
Construction & Engineering - 0.6%
Foster Wheeler Ltd. (a)	160,900	23,974
Great Lakes Dredge & Dock Corp.	206,300	1,838
		25,812
Electrical Equipment - 1.4%
Acuity Brands, Inc.	200,000	7,898
Baldor Electric Co.	187,400	6,325
Belden, Inc.	485,334	22,350
Emerson Electric Co.	180,100	10,269
General Cable Corp. (a)	102,300	7,609
GrafTech International Ltd. (a)	231,763	3,724
Superior Essex, Inc. (a)	167,327	4,059
		62,234
Industrial Conglomerates - 0.1%
Tyco International Ltd.	165,825	6,655
Machinery - 3.0%
Accuride Corp. (a)	626,829	4,758
Badger Meter, Inc. (e)	188,146	7,338
Cummins, Inc.	359,000	41,967
Dover Corp.	343,500	15,897
Eaton Corp.	510,500	45,593
FreightCar America, Inc.	41,982	1,426
Ingersoll-Rand Co. Ltd. Class A	194,400	10,039
Lindsay Corp.	11,000	582
Navistar International Corp. (a)	29,100	1,512
SPX Corp.	19,800	2,015
Terex Corp. (a)	35,600	2,294
Thermadyne Holdings Corp. (a)	5,100	62
Timken Co.	7,200	230
		133,713
Marine - 2.1%
American Commercial Lines, Inc. (a)	3,400	59
Genco Shipping & Trading Ltd.	580,000	36,714
Golden Ocean Group Ltd.	232,800	1,490
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - continued
Navios Maritime Holdings, Inc.	3,116,247	$ 45,466
OceanFreight, Inc.	335,400	7,339
		91,068
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.	108,700	9,079
Trading Companies & Distributors - 0.3%
H&E Equipment Services, Inc. (a)	3,100	54
UAP Holding Corp.	488,200	14,602
		14,656
Transportation Infrastructure - 0.1%
Aegean Marine Petroleum Network, Inc.	95,400	3,816
TOTAL INDUSTRIALS		681,730
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 0.2%
Alcatel-Lucent SA sponsored ADR	152,314	1,234
Motorola, Inc.	511,300	8,165
		9,399
Computers & Peripherals - 1.3%
EMC Corp. (a)	1,749,100	33,705
Seagate Technology	558,100	14,393
Sun Microsystems, Inc. (a)	461,300	9,586
		57,684
Electronic Equipment & Instruments - 2.8%
Benchmark Electronics, Inc. (a)	150,000	2,693
Cogent, Inc. (a)	891,083	9,891
DDi Corp. (a)	23,328	143
Flextronics International Ltd. (a)	5,929,846	70,921
Itron, Inc. (a)	215,600	16,720
Merix Corp. (a)	446,225	2,615
SMTC Corp. (a)	343,580	591
TTM Technologies, Inc. (a)	473,727	5,727
Tyco Electronics Ltd.	286,325	10,706
Viasystems Group, Inc. (a)	213,790	1,710
Viasystems Group, Inc. (g)	47,440	380
		122,097
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.2%
VeriSign, Inc.	194,300	$ 7,947
IT Services - 0.5%
Affiliated Computer Services, Inc. Class A (a)	20,000	839
CACI International, Inc. Class A (a)	152,000	6,899
Cognizant Technology Solutions Corp. Class A (a)	26,400	821
Global Cash Access Holdings, Inc. (a)	591,600	2,059
SAIC, Inc.	597,400	11,912
		22,530
Semiconductors & Semiconductor Equipment - 6.0%
Advanced Micro Devices, Inc. (a)	4,996,800	48,769
AMIS Holdings, Inc. (a)	2,054,949	15,761
Amkor Technology, Inc. (a)	6,837,314	56,339
Atmel Corp. (a)	2,938,977	12,902
Cypress Semiconductor Corp. (a)	741,200	24,623
Fairchild Semiconductor International, Inc. (a)	171,200	2,715
Infineon Technologies AG sponsored ADR (a)	621,400	7,357
Intel Corp.	638,700	16,657
Micron Technology, Inc. (a)(e)	638,700	5,314
ON Semiconductor Corp. (a)	7,650,300	70,306
Skyworks Solutions, Inc. (a)	215,153	1,954
Texas Instruments, Inc.	60,100	1,897
		264,594
Software - 0.8%
Autodesk, Inc. (a)	236,100	11,118
Cognos, Inc. (a)	169,200	9,692
Symantec Corp. (a)	745,148	13,264
VMware, Inc. Class A	10,700	978
		35,052
TOTAL INFORMATION TECHNOLOGY		519,303
MATERIALS - 12.0%
Chemicals - 5.8%
Agrium, Inc.	155,800	8,944
Albemarle Corp.	853,594	37,678
Arch Chemicals, Inc.	317,658	13,072
Celanese Corp. Class A	2,801,400	111,160
Georgia Gulf Corp.	277,160	2,062
H.B. Fuller Co.	1,566,795	39,624
Lyondell Chemical Co.	317,900	15,005
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	207,600	$ 20,629
Nalco Holding Co.	71,700	1,718
Pliant Corp. (a)	119	0
Texas Petrochemicals, Inc. (a)	158,000	4,740
W.R. Grace & Co. (a)	109,900	2,968
		257,600
Containers & Packaging - 1.0%
Owens-Illinois, Inc. (a)	571,310	25,646
Packaging Corp. of America	22,170	627
Sealed Air Corp.	22,800	533
Smurfit-Stone Container Corp. (a)	1,045,215	11,508
Temple-Inland, Inc.	83,400	3,834
		42,148
Metals & Mining - 3.8%
Freeport-McMoRan Copper & Gold, Inc. Class B	1,337,600	132,329
Ormet Corp. (a)(e)	500,000	5,250
Ormet Corp. (a)(g)	150,000	1,418
Reliance Steel & Aluminum Co.	351,600	18,139
United States Steel Corp.	120,000	11,724
		168,860
Paper & Forest Products - 1.4%
AbitibiBowater, Inc. (e)	311,324	6,992
Domtar Corp. (a)	861,100	6,544
International Paper Co. (e)	546,200	18,434
Neenah Paper, Inc.	231,700	6,993
Weyerhaeuser Co.	317,600	23,242
		62,205
TOTAL MATERIALS		530,813
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. (a)	771,132	2,591
McLeodUSA, Inc. (a)	149,007	1,762
Qwest Communications International, Inc. (a)(e)	1,436,700	9,525
Windstream Corp.	43,477	563
XO Holdings, Inc. (a)	7,300	14
		14,455
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
Centennial Communications Corp. Class A (a)	325,900	$ 2,901
Rogers Communications, Inc. Class B (non-vtg.)	141,176	5,868
Syniverse Holdings, Inc. (a)	1,077,000	16,823
		25,592
TOTAL TELECOMMUNICATION SERVICES		40,047
UTILITIES - 2.8%
Electric Utilities - 0.1%
Allegheny Energy, Inc.	65,600	3,985
Gas Utilities - 0.1%
ONEOK, Inc.	103,100	4,794
Independent Power Producers & Energy Traders - 2.0%
AES Corp. (a)	3,110,872	67,973
Dynegy, Inc. Class A (a)	648,600	4,936
Mirant Corp. (a)	320,300	12,360
NRG Energy, Inc. (a)	62,300	2,641
		87,910
Multi-Utilities - 0.6%
Aquila, Inc. (a)	88,200	349
CMS Energy Corp.	1,632,100	28,448
		28,797
TOTAL UTILITIES		125,486
TOTAL COMMON STOCKS (Cost $3,621,143)		4,185,022
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EXCO Resources, Inc. Series A1:
7.00% (g)	1,300	11,272
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Pliant Corp. Series AA 13.00%	1,049	$ 472
TOTAL PREFERRED STOCKS (Cost $13,492)		11,744
Corporate Bonds - 0.8%
	Principal Amount (000s)
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Charter Communications, Inc. 6.5% 10/1/27	$ 17,000	11,317
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
ICO North America, Inc. 7.5% 8/15/09 (g)	4,125	4,125
TOTAL CONVERTIBLE BONDS		15,442
Nonconvertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.1%
IdleAire Technologies Corp. 0% 12/15/12 (d)	6,120	3,488
Hotels, Restaurants & Leisure - 0.3%
Six Flags, Inc.:
8.875% 2/1/10	11,000	8,690
9.75% 4/15/13	7,700	5,775
		14,465
TOTAL CONSUMER DISCRETIONARY		17,953
INDUSTRIALS - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8% 12/15/49 (a)(f)	530	34
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
Northwest Airlines Corp. 10% 2/1/09 (a)	$ 215	$ 8
Northwest Airlines, Inc. 9.875% 3/15/49 (a)	1,605	56
		98
TOTAL NONCONVERTIBLE BONDS		18,051
TOTAL CORPORATE BONDS (Cost $37,666)		33,493
Money Market Funds - 7.4%
	Shares
Fidelity Cash Central Fund, 4.73% (b)	178,689,151	178,689
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	149,795,780	149,796
TOTAL MONEY MARKET FUNDS (Cost $328,485)		328,485
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 3.47%, dated 11/30/07 due 12/3/07 (Collateralized by U.S. Treasury Obligations) # (Cost $2,723)	$ 2,724	2,723
Other - 0.0%
	Shares	Value (000s)
Delta Air Lines ALPA Claim (a) (Cost $360)	29,250,000	$ 1,828
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $4,003,869)		4,563,295
NET OTHER ASSETS - (3.4)%		(150,781)
NET ASSETS - 100%		$ 4,412,514
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,195,000 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
EXCO Resources, Inc. Series A1, 7.00%	3/28/07	$ 13,000
ICO North America, Inc. 7.5% 8/15/09	8/12/05 - 2/14/07	$ 4,193
Ormet Corp.	5/14/07	$ 3,263
Viasystems Group, Inc.	2/13/04	$ 955
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$2,723,000 due 12/03/07 at 3.47%
Banc of America Securities LLC	$ 287
Barclays Capital, Inc.	1,193
ING Financial Markets LLC	414
Lehman Brothers, Inc.	829
$ 2,723
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 9,210
Fidelity Securities Lending Cash Central Fund	1,445
Total	$ 10,655
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.6%
Marshall Islands	5.1%
Bermuda	2.9%
Singapore	1.6%
Canada	1.1%
Cayman Islands	1.0%
Others (individually less than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $146,708 and repurchase agreements of $2,723) - See accompanying schedule: Unaffiliated issuers (cost $3,675,384)	$ 4,234,810
Fidelity Central Funds (cost $328,485)	328,485
Total Investments (cost $4,003,869)		$ 4,563,295
Cash		1
Receivable for investments sold		37,539
Receivable for fund shares sold		18,627
Dividends receivable		4,720
Interest receivable		685
Distributions receivable from Fidelity Central Funds		782
Other receivables		3
Total assets		4,625,652

Liabilities
Payable for investments purchased	$ 50,297
Payable for fund shares redeemed	8,310
Accrued management fee	2,221
Distribution fees payable	1,615
Other affiliated payables	844
Other payables and accrued expenses	55
Collateral on securities loaned, at value	149,796
Total liabilities		213,138

Net Assets		$ 4,412,514
Net Assets consist of:
Paid in capital		$ 3,704,254
Undistributed net investment income		23,634
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		125,202
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		559,424
Net Assets		$ 4,412,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,719,285 ÷ 44,546 shares)	$ 38.60

Maximum offering price per share (100/94.25 of $38.60)	$ 40.95
Class T: Net Asset Value and redemption price per share ($895,008 ÷ 23,552 shares)	$ 38.00

Maximum offering price per share (100/96.50 of $38.00)	$ 39.38
Class B: Net Asset Value and offering price per share ($226,594 ÷ 6,106 shares)A	$ 37.11

Class C: Net Asset Value and offering price per share ($849,595 ÷ 22,897 shares)A	$ 37.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($722,032 ÷ 18,511 shares)	$ 39.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2007

Investment Income
Dividends		$ 40,115
Special dividends		14,282
Interest		1,651
Income from Fidelity Central Funds		10,655
Total income		66,703

Expenses
Management fee	$ 19,769
Transfer agent fees	6,766
Distribution fees	15,050
Accounting and security lending fees	921
Custodian fees and expenses	44
Independent trustees' compensation	10
Registration fees	356
Audit	69
Legal	20
Miscellaneous	14
Total expenses before reductions	43,019
Expense reductions	(83)	42,936
Net investment income (loss)		23,767
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,601
Foreign currency transactions	55
Total net realized gain (loss)		125,656
Change in net unrealized appreciation (depreciation) on: Investment securities	240,264
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		240,262
Net gain (loss)		365,918
Net increase (decrease) in net assets resulting from operations		$ 389,685

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,767	$ 1,525
Net realized gain (loss)	125,656	11,856
Change in net unrealized appreciation (depreciation)	240,262	202,162
Net increase (decrease) in net assets resulting from operations	389,685	215,543
Distributions to shareholders from net investment income	(1,638)	(1,303)
Distributions to shareholders from net realized gain	(10,541)	(2,342)
Total distributions	(12,179)	(3,645)
Share transactions - net increase (decrease)	2,052,798	956,059
Total increase (decrease) in net assets	2,430,304	1,167,957

Net Assets
Beginning of period	1,982,210	814,253
End of period (including undistributed net investment income of $23,634 and undistributed net investment income of $1,597, respectively)	$ 4,412,514	$ 1,982,210

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 32.99	$ 28.09	$ 24.67	$ 19.22	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.35 F	.11	.16 G	- H, J, K	(.05)
Net realized and unrealized gain (loss)	5.47	4.95	3.69	5.88	8.25
Total from investment operations	5.82	5.06	3.85	5.88	8.20
Distributions from net investment income	(.04)	(.07)	-	-	-
Distributions from net realized gain	(.17)	(.09)	(.43)	(.43)	-
Total distributions	(.21)	(.16) L	(.43)	(.43)	-
Net asset value, end of period	$ 38.60	$ 32.99	$ 28.09	$ 24.67	$ 19.22
Total Return A, B	17.74%	18.10%	15.87%	31.15%	74.41%
Ratios to Average Net Assets D, I
Expenses before reductions	1.11%	1.16%	1.20%	1.28%	1.49%
Expenses net of fee waivers, if any	1.11%	1.16%	1.20%	1.28%	1.49%
Expenses net of all reductions	1.11%	1.16%	1.17%	1.26%	1.38%
Net investment income (loss)	.93% F	.37%	.62% G	.01% H, K	(.32)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,719	$ 736	$ 287	$ 92	$ 28
Portfolio turnover rate E	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

H Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.21)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

L Total distributions of $.16 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 32.52	$ 27.72	$ 24.36	$ 19.05	$ 10.97
Income from Investment Operations
Net investment income (loss) C	.26 F	.04	.09 G	(.07) H, J	(.09)
Net realized and unrealized gain (loss)	5.39	4.88	3.64	5.82	8.19
Total from investment operations	5.65	4.92	3.73	5.75	8.10
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	(.17)	(.09)	(.37)	(.44)	-
Total distributions	(.17)	(.12) K	(.37)	(.44)	-
Net asset value, end of period	$ 38.00	$ 32.52	$ 27.72	$ 24.36	$ 19.05
Total Return A, B	17.45%	17.80%	15.53%	30.75%	73.66%
Ratios to Average Net Assets D, I
Expenses before reductions	1.34%	1.40%	1.49%	1.61%	2.09%
Expenses net of fee waivers, if any	1.34%	1.40%	1.49%	1.61%	1.77%
Expenses net of all reductions	1.34%	1.39%	1.45%	1.58%	1.65%
Net investment income (loss)	.70% F	.14%	.34% G	(.32)% H, J	(.59)%
Supplemental Data
Net assets, end of period (in millions)	$ 895	$ 480	$ 196	$ 44	$ 16
Portfolio turnover rate E	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

H Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.94	$ 27.32	$ 24.06	$ 18.86	$ 10.89
Income from Investment Operations
Net investment income (loss) C	.05 F	(.13)	(.05) G	(.17) H, J	(.17)
Net realized and unrealized gain (loss)	5.29	4.81	3.60	5.76	8.10
Total from investment operations	5.34	4.68	3.55	5.59	7.93
Distributions from net realized gain	(.17)	(.06)	(.29)	(.39)	-
Total distributions	(.17)	(.06) K	(.29)	(.39)	-
Net asset value, end of period	$ 37.11	$ 31.94	$ 27.32	$ 24.06	$ 18.86
Total Return A, B	16.79%	17.14%	14.92%	30.13%	73.19%
Ratios to Average Net Assets D, I
Expenses before reductions	1.90%	1.96%	2.01%	2.10%	2.46%
Expenses net of fee waivers, if any	1.90%	1.96%	2.01%	2.10%	2.25%
Expenses net of all reductions	1.90%	1.95%	1.98%	2.08%	2.13%
Net investment income (loss)	.14% F	(.43)%	(.18)% G	(.81)% H, J	(1.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 227	$ 150	$ 92	$ 37	$ 14
Portfolio turnover rate E	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (1.03)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

K Distributions from net realized gain represent $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.91	$ 27.28	$ 24.00	$ 18.80	$ 10.87
Income from Investment Operations
Net investment income (loss) C	.07 F	(.10)	(.03) G	(.15) H, J	(.17)
Net realized and unrealized gain (loss)	5.30	4.79	3.59	5.75	8.11
Total from investment operations	5.37	4.69	3.56	5.60	7.94
Distributions from net realized gain	(.17)	(.06)	(.28)	(.40)	-
Total distributions	(.17)	(.06) K	(.28)	(.40)	-
Net asset value, end of period	$ 37.11	$ 31.91	$ 27.28	$ 24.00	$ 18.80
Total Return A, B	16.90%	17.20%	14.99%	30.29%	72.95%
Ratios to Average Net Assets D, I
Expenses before reductions	1.84%	1.89%	1.94%	2.02%	2.36%
Expenses net of fee waivers, if any	1.84%	1.89%	1.94%	2.02%	2.25%
Expenses net of all reductions	1.84%	1.88%	1.90%	2.00%	2.14%
Net investment income (loss)	.20% F	(.35)%	(.11)% G	(.73)% H, J	(1.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 850	$ 413	$ 179	$ 47	$ 21
Portfolio turnover rate E	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.24)%.

G Investment income per share reflects an in-kind dividend received in corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

H Investment income per share reflects an in-kind dividend received in corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.95)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

K Distributions from net realized gain represent $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 33.32	$ 28.34	$ 24.85	$ 19.34	$ 11.07
Income from Investment Operations
Net investment income (loss) B	.46 E	.21	.25 F	.07 G, I	(.01)
Net realized and unrealized gain (loss)	5.51	4.98	3.71	5.92	8.30
Total from investment operations	5.97	5.19	3.96	5.99	8.29
Distributions from net investment income	(.11)	(.13)	(.03)	-	-
Distributions from net realized gain	(.17)	(.09)	(.44)	(.48)	-
Total distributions	(.28)	(.21) J	(.47)	(.48)	-
Net asset value, end of period	$ 39.01	$ 33.32	$ 28.34	$ 24.85	$ 19.34
Total Return A	18.06%	18.43%	16.23%	31.60%	74.71%
Ratios to Average Net Assets C, H
Expenses before reductions	.84%	.87%	.89%	.95%	1.40%
Expenses net of fee waivers, if any	.84%	.87%	.89%	.95%	1.25%
Expenses net of all reductions	.83%	.86%	.85%	.93%	1.12%
Net investment income (loss)	1.21% E	.67%	.94% F	.34% G,I	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$ 722	$ 203	$ 62	$ 24	$ 6
Portfolio turnover rate D	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .77%.

F Investment income per share reflects an in-kind dividend received in corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been .78%.

G Investment income per share reflects an in-kind dividend received in corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Total distributions of $.21 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 811,211
Unrealized depreciation	(251,700)
Net unrealized appreciation (depreciation)	559,511
Undistributed ordinary income	58,207
Undistributed long-term capital gain	77,371

Cost for federal income tax purposes	$ 4,003,784

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 1,638	$ 1,952
Long-term Capital Gains	10,541	1,693
Total	$ 12,179	$ 3,645

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,582,850 and $584,941 respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .60% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,068	$ 358
Class T	.25%	.25%	3,594	279
Class B	.75%	.25%	1,945	1,460
Class C	.75%	.25%	6,443	3,149
			$ 15,050	$ 5,246

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,566
Class T	218
Class B*	282
Class C*	153
$ 2,219

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,655.21
Class T	1,426.20
Class B	508.26
Class C	1,298.20
Institutional Class	879.19
	$ 6,766

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $35 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the

Annual Report

8. Security Lending - continued

loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,445.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 14
Institutional Class	7
$ 21

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon

Annual Report

Notes to Financial Statements - continued

10. Other - continued

their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net investment income
Class A	$ 923	$ 788
Class T	-	228
Institutional Class	715	287
Total	$ 1,638	$ 1,303
From net realized gain
Class A	$ 3,924	$ 938
Class T	2,503	638
Class B	806	190
Class C	2,242	376
Institutional Class	1,066	200
Total	$ 10,541	$ 2,342

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	29,461	15,839	$ 1,112,890	$ 484,848
Reinvestment of distributions	131	54	4,411	1,538
Shares redeemed	(7,360)	(3,780)	(275,333)	(114,966)
Net increase (decrease)	22,232	12,113	$ 841,968	$ 371,420
Class T
Shares sold	15,159	10,116	$ 555,578	$ 305,435
Reinvestment of distributions	71	29	2,360	815
Shares redeemed	(6,440)	(2,437)	(238,342)	(73,508)
Net increase (decrease)	8,790	7,708	$ 319,596	$ 232,742
Class B
Shares sold	2,412	2,238	$ 87,168	$ 66,397
Reinvestment of distributions	21	6	692	164
Shares redeemed	(1,021)	(911)	(36,506)	(26,961)
Net increase (decrease)	1,412	1,333	$ 51,354	$ 39,600
Class C
Shares sold	12,568	8,159	$ 456,219	$ 242,229
Reinvestment of distributions	50	10	1,633	282
Shares redeemed	(2,675)	(1,761)	(95,923)	(51,737)
Net increase (decrease)	9,943	6,408	$ 361,929	$ 190,774
Institutional Class
Shares sold	16,169	5,523	$ 618,313	$ 171,166
Reinvestment of distributions	28	7	941	213
Shares redeemed	(3,772)	(1,622)	(141,303)	(49,856)
Net increase (decrease)	12,425	3,908	$ 477,951	$ 121,523

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Leveraged Company Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of Advisor Leveraged Company Stock. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Leveraged Company Stock. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Leveraged Company Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Leveraged Company Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	01/14/2008	01/11/2008	$0.000	$0.300
Class T	01/14/2008	01/11/2008	$0.000	$0.300
Class B	01/14/2008	01/11/2008	$0.000	$0.300
Class C	01/14/2008	01/11/2008	$0.000	$0.300
Class A	12/17/2007	12/14/2007	$0.218	$0.683
Class T	12/17/2007	12/14/2007	$0.132	$0.683
Class B	12/17/2007	12/14/2007	$0.000	$0.622
Class B	12/31/2007	12/28/2007	$0.000	$0.010
Class C	12/17/2007	12/14/2007	$0.000	$0.682

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $77,646,624, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

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The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

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Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Leveraged Company Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

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In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

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Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ALSF-UANN-0108
1.786693.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Leveraged Company Stock

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

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Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

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Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fund A
Institutional Class	18.06%	30.17%	22.74%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

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Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor Leveraged Company Stock Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months ending November 30, 2007, the fund's Institutional Class shares returned 18.06%, outperforming the Credit Suisse Leveraged Equity Index, which returned 7.96%, and the S&P 500®. Strong security selection and an overweighting in the energy group contributed relative to the S&P®, as did very successful stock selection and an overweighting in materials. Having virtually no exposure to the struggling financials sector also proved helpful. Conversely, less-successful security selection and an overweighting in technology hurt, as did poor stock selection and an underweighting in consumer staples. Top contributors included metals producer Freeport-McMoRan Copper & Gold as well as four out-of-benchmark holdings: specialty chemicals company Celanese; heavy-construction services provider Foster Wheeler; ON Semiconductor; and Bahamas-based shipping company Teekay. Not owning benchmark component Citigroup also helped. Semiconductor manufacturer Advanced Micro Devices detracted, as did an out-of-benchmark position in building materials manufacturer Owens Corning. Not owning outperforming index components Apple and Exxon Mobil also hurt relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Shareholder Expense Example - continued

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 973.30	$ 5.49
HypotheticalA	$ 1,000.00	$ 1,019.50	$ 5.62
Class T
Actual	$ 1,000.00	$ 971.90	$ 6.62
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.78
Class B
Actual	$ 1,000.00	$ 969.20	$ 9.38
HypotheticalA	$ 1,000.00	$ 1,015.54	$ 9.60
Class C
Actual	$ 1,000.00	$ 969.70	$ 9.09
HypotheticalA	$ 1,000.00	$ 1,015.84	$ 9.30
Institutional Class
Actual	$ 1,000.00	$ 974.50	$ 4.16
HypotheticalA	$ 1,000.00	$ 1,020.86	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.11%
Class T	1.34%
Class B	1.90%
Class C	1.84%
Institutional Class	.84%

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Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exterran Holdings, Inc.	4.2	0.0
Peabody Energy Corp.	3.1	0.7
Forest Oil Corp.	3.1	2.0
Freeport-McMoRan Copper & Gold, Inc. Class B	3.0	2.9
Celanese Corp. Class A	2.5	2.6
Chesapeake Energy Corp.	2.5	1.6
Overseas Shipholding Group, Inc.	2.3	2.1
El Paso Corp.	2.2	2.1
Service Corp. International	2.1	1.8
Teekay Corp.	1.8	2.4
	26.8
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	37.1	30.7
Industrials	15.4	15.3
Materials	12.0	12.0
Information Technology	11.8	16.5
Consumer Discretionary	7.5	8.4
Asset Allocation (% of fund's net assets)
As of November 30, 2007*		As of May 31, 2007**
	Stocks 94.8%		Stocks 93.8%
	Bonds 0.4%		Bonds 0.2%
	Convertible Securities 0.7%		Convertible Securities 0.5%
	Other 0.0%		Other 0.0%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 5.5%
* Foreign investments	13.4%	** Foreign investments	12.1%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.8%
Auto Components - 0.8%
Delphi Corp. (a)	1,000,000	$ 230
IdleAire Technologies Corp. warrants 12/15/15 (a)(f)	6,120	6
Tenneco, Inc. (a)	353,300	10,454
The Goodyear Tire & Rubber Co. (a)	255,000	7,331
TRW Automotive Holdings Corp. (a)	283,200	6,358
WABCO Holdings, Inc.	193,300	9,077
		33,456
Automobiles - 0.1%
Ford Motor Co. (a)	580,000	4,356
Diversified Consumer Services - 2.5%
Carriage Services, Inc. Class A (a)	36,900	394
Regis Corp.	180,054	5,292
Service Corp. International	6,944,700	92,226
Stewart Enterprises, Inc. Class A	1,486,922	12,193
		110,105
Hotels, Restaurants & Leisure - 0.4%
Bally Technologies, Inc. (a)	329,640	13,746
Six Flags, Inc. (a)	1,179,000	2,759
Steak n Shake Co. (a)	253,100	2,928
		19,433
Household Durables - 0.3%
Lennar Corp. Class A	516,600	8,183
Sealy Corp., Inc. (e)	200,000	2,608
		10,791
Internet & Catalog Retail - 0.0%
Audible, Inc. (a)(e)	150,000	1,730
Leisure Equipment & Products - 0.2%
Callaway Golf Co.	455,273	7,767
Media - 1.7%
Cablevision Systems Corp. - NY Group Class A (a)	330,300	8,928
Charter Communications, Inc. Class A (a)(e)	6,862,300	9,058
Cinemark Holdings, Inc.	726,803	12,130
GateHouse Media, Inc. (e)	261,000	2,140
Gray Television, Inc.	1,348,792	11,478
Knology, Inc. (a)	49,885	670
Liberty Global, Inc.:
Class A (a)	263,846	10,717
Class C (a)	2,264	87
LodgeNet Entertainment Corp. (a)(e)	11,800	227
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Nexstar Broadcasting Group, Inc. Class A (a)	819,700	$ 7,435
RCN Corp.	353,500	5,133
Regal Entertainment Group Class A	100	2
Virgin Media, Inc. (e)	403,030	7,658
		75,663
Multiline Retail - 0.1%
The Bon-Ton Stores, Inc. (e)	416,555	4,865
Specialty Retail - 0.7%
Gamestop Corp. Class A (a)	199,200	11,444
Gap, Inc.	87,400	1,783
Sally Beauty Holdings, Inc. (a)	1,303,600	11,876
The Pep Boys - Manny, Moe & Jack	557,108	6,089
		31,192
TOTAL CONSUMER DISCRETIONARY		299,358
CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 1.5%
Koninklijke Ahold NV sponsored ADR	1,124,080	15,793
Kroger Co.	286,100	8,225
SUPERVALU, Inc.	1,031,900	43,206
		67,224
Food Products - 1.2%
Corn Products International, Inc.	480,830	18,911
Dean Foods Co.	448,700	11,191
Kellogg Co.	15,100	816
Smithfield Foods, Inc. (a)(e)	769,724	23,130
		54,048
Personal Products - 0.1%
Revlon, Inc. Class A (sub. vtg.) (a)	1,651,383	1,850
TOTAL CONSUMER STAPLES		123,122
ENERGY - 36.8%
Energy Equipment & Services - 8.7%
Basic Energy Services, Inc. (a)	85,700	1,671
Exterran Holdings, Inc. (a)(e)	2,297,315	183,879
Grant Prideco, Inc. (a)	1,381,480	66,449
Grey Wolf, Inc. (a)	3,019,861	15,341
Hercules Offshore, Inc. (a)	485,478	12,142
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries Ltd. (a)	178,600	$ 4,804
Noble Corp.	600,000	31,278
Oil States International, Inc. (a)	103,500	3,282
Parker Drilling Co. (a)	944,929	6,756
Petroleum Geo-Services ASA	739,200	21,188
Petroleum Geo-Services ASA sponsored ADR	263,844	7,625
Pride International, Inc. (a)	237,900	7,844
Rowan Companies, Inc.	108,000	3,823
Schoeller-Bleckmann Oilfield Equipment AG	200,000	18,334
		384,416
Oil, Gas & Consumable Fuels - 28.1%
Alpha Natural Resources, Inc. (a)	1,903,950	53,501
Anadarko Petroleum Corp.	157,452	8,912
Arch Coal, Inc.	311,745	11,803
Cabot Oil & Gas Corp.	321,600	11,069
Canadian Natural Resources Ltd.	50,000	3,246
Chesapeake Energy Corp. (e)	2,925,700	110,738
ConocoPhillips	187,564	15,013
CONSOL Energy, Inc.	300,000	17,784
Double Hull Tankers, Inc. (e)	1,101,400	14,605
El Paso Corp.	6,128,000	98,538
EOG Resources, Inc.	165,400	13,692
Forest Oil Corp. (a)	2,915,357	137,255
Frontier Oil Corp.	580,000	25,636
Frontline Ltd. (NY Shares) (e)	821,000	38,218
General Maritime Corp.	1,479,600	39,505
Mariner Energy, Inc. (a)	1,185,276	25,697
Massey Energy Co.	1,204,400	40,889
Nexen, Inc.	326,800	9,279
Occidental Petroleum Corp.	82,656	5,767
OPTI Canada, Inc. (a)	688,700	12,261
Overseas Shipholding Group, Inc.	1,429,500	102,352
Paladin Energy Ltd. (a)	849,100	5,100
Patriot Coal Corp. (a)	249,148	8,424
Peabody Energy Corp.	2,491,487	138,626
Petrohawk Energy Corp. (a)	1,527,128	24,892
Plains Exploration & Production Co. (a)	239,496	12,073
Range Resources Corp.	615,300	25,030
Ship Finance International Ltd.:
(Norway)	3,780	91
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ship Finance International Ltd.: - continued
(NY Shares)	976,710	$ 24,877
Stone Energy Corp. (a)	295,054	13,336
Teekay Corp.	1,403,700	78,958
Valero Energy Corp.	1,024,300	66,651
Williams Companies, Inc.	924,800	32,100
XTO Energy, Inc.	250,104	15,461
		1,241,379
TOTAL ENERGY		1,625,795
FINANCIALS - 0.8%
Capital Markets - 0.4%
Legg Mason, Inc.	246,000	18,772
Commercial Banks - 0.2%
PNC Financial Services Group, Inc.	122,700	8,983
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	265,100	6,296
TOTAL FINANCIALS		34,051
HEALTH CARE - 4.7%
Biotechnology - 0.0%
Lexicon Pharmaceuticals, Inc. (a)	122,038	423
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	191,500	11,465
Beckman Coulter, Inc. (e)	155,900	11,027
Covidien Ltd.	286,325	11,484
Hospira, Inc. (a)	162,700	7,045
Tutogen Medical, Inc. (a)	25,000	288
		41,309
Health Care Providers & Services - 3.6%
Community Health Systems, Inc. (a)	444,718	14,862
DaVita, Inc. (a)	1,117,500	69,240
ResCare, Inc. (a)	449,800	10,246
Rural/Metro Corp. (a)	343,733	1,086
Tenet Healthcare Corp. (a)(e)	7,678,148	42,307
VCA Antech, Inc. (a)	454,800	18,660
		156,401
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 0.2%
Adams Respiratory Therapeutics, Inc. (a)	92,700	$ 3,999
Salix Pharmaceuticals Ltd. (a)	280,364	3,185
		7,184
TOTAL HEALTH CARE		205,317
INDUSTRIALS - 15.4%
Aerospace & Defense - 1.3%
American Science & Engineering, Inc. (e)	141,609	8,192
DRS Technologies, Inc.	59,700	3,535
Teledyne Technologies, Inc. (a)	352,300	19,102
United Technologies Corp.	390,650	29,209
		60,038
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	114,577	2,697
Airlines - 0.8%
AirTran Holdings, Inc. (a)	138,500	1,176
AMR Corp. (a)	288,770	6,116
Delta Air Lines, Inc. (a)	900,511	17,794
Northwest Airlines Corp. (a)	52,846	961
UAL Corp. (a)	200,000	8,188
		34,235
Building Products - 1.8%
Armstrong World Industries, Inc. (a)	47,217	2,016
Goodman Global, Inc. (a)	200,800	4,749
Lennox International, Inc.	197,100	6,670
Owens Corning (a)(e)	1,961,460	43,172
Owens Corning warrants 10/31/13 (a)	193,400	505
Trane, Inc.	579,900	21,288
		78,400
Commercial Services & Supplies - 3.6%
Allied Waste Industries, Inc. (a)	3,362,000	38,360
Cenveo, Inc. (a)	2,186,400	44,952
Clean Harbors, Inc. (a)	209,300	11,248
Deluxe Corp.	128,800	4,069
Interface, Inc. Class A	108,200	1,887
Layne Christensen Co. (a)	52,480	2,989
Republic Services, Inc.	155,250	5,150
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
The Brink's Co.	322,100	$ 20,608
Waste Management, Inc.	876,000	30,064
		159,327
Construction & Engineering - 0.6%
Foster Wheeler Ltd. (a)	160,900	23,974
Great Lakes Dredge & Dock Corp.	206,300	1,838
		25,812
Electrical Equipment - 1.4%
Acuity Brands, Inc.	200,000	7,898
Baldor Electric Co.	187,400	6,325
Belden, Inc.	485,334	22,350
Emerson Electric Co.	180,100	10,269
General Cable Corp. (a)	102,300	7,609
GrafTech International Ltd. (a)	231,763	3,724
Superior Essex, Inc. (a)	167,327	4,059
		62,234
Industrial Conglomerates - 0.1%
Tyco International Ltd.	165,825	6,655
Machinery - 3.0%
Accuride Corp. (a)	626,829	4,758
Badger Meter, Inc. (e)	188,146	7,338
Cummins, Inc.	359,000	41,967
Dover Corp.	343,500	15,897
Eaton Corp.	510,500	45,593
FreightCar America, Inc.	41,982	1,426
Ingersoll-Rand Co. Ltd. Class A	194,400	10,039
Lindsay Corp.	11,000	582
Navistar International Corp. (a)	29,100	1,512
SPX Corp.	19,800	2,015
Terex Corp. (a)	35,600	2,294
Thermadyne Holdings Corp. (a)	5,100	62
Timken Co.	7,200	230
		133,713
Marine - 2.1%
American Commercial Lines, Inc. (a)	3,400	59
Genco Shipping & Trading Ltd.	580,000	36,714
Golden Ocean Group Ltd.	232,800	1,490
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - continued
Navios Maritime Holdings, Inc.	3,116,247	$ 45,466
OceanFreight, Inc.	335,400	7,339
		91,068
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.	108,700	9,079
Trading Companies & Distributors - 0.3%
H&E Equipment Services, Inc. (a)	3,100	54
UAP Holding Corp.	488,200	14,602
		14,656
Transportation Infrastructure - 0.1%
Aegean Marine Petroleum Network, Inc.	95,400	3,816
TOTAL INDUSTRIALS		681,730
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 0.2%
Alcatel-Lucent SA sponsored ADR	152,314	1,234
Motorola, Inc.	511,300	8,165
		9,399
Computers & Peripherals - 1.3%
EMC Corp. (a)	1,749,100	33,705
Seagate Technology	558,100	14,393
Sun Microsystems, Inc. (a)	461,300	9,586
		57,684
Electronic Equipment & Instruments - 2.8%
Benchmark Electronics, Inc. (a)	150,000	2,693
Cogent, Inc. (a)	891,083	9,891
DDi Corp. (a)	23,328	143
Flextronics International Ltd. (a)	5,929,846	70,921
Itron, Inc. (a)	215,600	16,720
Merix Corp. (a)	446,225	2,615
SMTC Corp. (a)	343,580	591
TTM Technologies, Inc. (a)	473,727	5,727
Tyco Electronics Ltd.	286,325	10,706
Viasystems Group, Inc. (a)	213,790	1,710
Viasystems Group, Inc. (g)	47,440	380
		122,097
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.2%
VeriSign, Inc.	194,300	$ 7,947
IT Services - 0.5%
Affiliated Computer Services, Inc. Class A (a)	20,000	839
CACI International, Inc. Class A (a)	152,000	6,899
Cognizant Technology Solutions Corp. Class A (a)	26,400	821
Global Cash Access Holdings, Inc. (a)	591,600	2,059
SAIC, Inc.	597,400	11,912
		22,530
Semiconductors & Semiconductor Equipment - 6.0%
Advanced Micro Devices, Inc. (a)	4,996,800	48,769
AMIS Holdings, Inc. (a)	2,054,949	15,761
Amkor Technology, Inc. (a)	6,837,314	56,339
Atmel Corp. (a)	2,938,977	12,902
Cypress Semiconductor Corp. (a)	741,200	24,623
Fairchild Semiconductor International, Inc. (a)	171,200	2,715
Infineon Technologies AG sponsored ADR (a)	621,400	7,357
Intel Corp.	638,700	16,657
Micron Technology, Inc. (a)(e)	638,700	5,314
ON Semiconductor Corp. (a)	7,650,300	70,306
Skyworks Solutions, Inc. (a)	215,153	1,954
Texas Instruments, Inc.	60,100	1,897
		264,594
Software - 0.8%
Autodesk, Inc. (a)	236,100	11,118
Cognos, Inc. (a)	169,200	9,692
Symantec Corp. (a)	745,148	13,264
VMware, Inc. Class A	10,700	978
		35,052
TOTAL INFORMATION TECHNOLOGY		519,303
MATERIALS - 12.0%
Chemicals - 5.8%
Agrium, Inc.	155,800	8,944
Albemarle Corp.	853,594	37,678
Arch Chemicals, Inc.	317,658	13,072
Celanese Corp. Class A	2,801,400	111,160
Georgia Gulf Corp.	277,160	2,062
H.B. Fuller Co.	1,566,795	39,624
Lyondell Chemical Co.	317,900	15,005
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	207,600	$ 20,629
Nalco Holding Co.	71,700	1,718
Pliant Corp. (a)	119	0
Texas Petrochemicals, Inc. (a)	158,000	4,740
W.R. Grace & Co. (a)	109,900	2,968
		257,600
Containers & Packaging - 1.0%
Owens-Illinois, Inc. (a)	571,310	25,646
Packaging Corp. of America	22,170	627
Sealed Air Corp.	22,800	533
Smurfit-Stone Container Corp. (a)	1,045,215	11,508
Temple-Inland, Inc.	83,400	3,834
		42,148
Metals & Mining - 3.8%
Freeport-McMoRan Copper & Gold, Inc. Class B	1,337,600	132,329
Ormet Corp. (a)(e)	500,000	5,250
Ormet Corp. (a)(g)	150,000	1,418
Reliance Steel & Aluminum Co.	351,600	18,139
United States Steel Corp.	120,000	11,724
		168,860
Paper & Forest Products - 1.4%
AbitibiBowater, Inc. (e)	311,324	6,992
Domtar Corp. (a)	861,100	6,544
International Paper Co. (e)	546,200	18,434
Neenah Paper, Inc.	231,700	6,993
Weyerhaeuser Co.	317,600	23,242
		62,205
TOTAL MATERIALS		530,813
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. (a)	771,132	2,591
McLeodUSA, Inc. (a)	149,007	1,762
Qwest Communications International, Inc. (a)(e)	1,436,700	9,525
Windstream Corp.	43,477	563
XO Holdings, Inc. (a)	7,300	14
		14,455
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
Centennial Communications Corp. Class A (a)	325,900	$ 2,901
Rogers Communications, Inc. Class B (non-vtg.)	141,176	5,868
Syniverse Holdings, Inc. (a)	1,077,000	16,823
		25,592
TOTAL TELECOMMUNICATION SERVICES		40,047
UTILITIES - 2.8%
Electric Utilities - 0.1%
Allegheny Energy, Inc.	65,600	3,985
Gas Utilities - 0.1%
ONEOK, Inc.	103,100	4,794
Independent Power Producers & Energy Traders - 2.0%
AES Corp. (a)	3,110,872	67,973
Dynegy, Inc. Class A (a)	648,600	4,936
Mirant Corp. (a)	320,300	12,360
NRG Energy, Inc. (a)	62,300	2,641
		87,910
Multi-Utilities - 0.6%
Aquila, Inc. (a)	88,200	349
CMS Energy Corp.	1,632,100	28,448
		28,797
TOTAL UTILITIES		125,486
TOTAL COMMON STOCKS (Cost $3,621,143)		4,185,022
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EXCO Resources, Inc. Series A1:
7.00% (g)	1,300	11,272
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Pliant Corp. Series AA 13.00%	1,049	$ 472
TOTAL PREFERRED STOCKS (Cost $13,492)		11,744
Corporate Bonds - 0.8%
	Principal Amount (000s)
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Charter Communications, Inc. 6.5% 10/1/27	$ 17,000	11,317
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
ICO North America, Inc. 7.5% 8/15/09 (g)	4,125	4,125
TOTAL CONVERTIBLE BONDS		15,442
Nonconvertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.1%
IdleAire Technologies Corp. 0% 12/15/12 (d)	6,120	3,488
Hotels, Restaurants & Leisure - 0.3%
Six Flags, Inc.:
8.875% 2/1/10	11,000	8,690
9.75% 4/15/13	7,700	5,775
		14,465
TOTAL CONSUMER DISCRETIONARY		17,953
INDUSTRIALS - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8% 12/15/49 (a)(f)	530	34
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
Northwest Airlines Corp. 10% 2/1/09 (a)	$ 215	$ 8
Northwest Airlines, Inc. 9.875% 3/15/49 (a)	1,605	56
		98
TOTAL NONCONVERTIBLE BONDS		18,051
TOTAL CORPORATE BONDS (Cost $37,666)		33,493
Money Market Funds - 7.4%
	Shares
Fidelity Cash Central Fund, 4.73% (b)	178,689,151	178,689
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	149,795,780	149,796
TOTAL MONEY MARKET FUNDS (Cost $328,485)		328,485
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 3.47%, dated 11/30/07 due 12/3/07 (Collateralized by U.S. Treasury Obligations) # (Cost $2,723)	$ 2,724	2,723
Other - 0.0%
	Shares	Value (000s)
Delta Air Lines ALPA Claim (a) (Cost $360)	29,250,000	$ 1,828
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $4,003,869)		4,563,295
NET OTHER ASSETS - (3.4)%		(150,781)
NET ASSETS - 100%		$ 4,412,514
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,195,000 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
EXCO Resources, Inc. Series A1, 7.00%	3/28/07	$ 13,000
ICO North America, Inc. 7.5% 8/15/09	8/12/05 - 2/14/07	$ 4,193
Ormet Corp.	5/14/07	$ 3,263
Viasystems Group, Inc.	2/13/04	$ 955
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$2,723,000 due 12/03/07 at 3.47%
Banc of America Securities LLC	$ 287
Barclays Capital, Inc.	1,193
ING Financial Markets LLC	414
Lehman Brothers, Inc.	829
$ 2,723
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 9,210
Fidelity Securities Lending Cash Central Fund	1,445
Total	$ 10,655
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.6%
Marshall Islands	5.1%
Bermuda	2.9%
Singapore	1.6%
Canada	1.1%
Cayman Islands	1.0%
Others (individually less than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $146,708 and repurchase agreements of $2,723) - See accompanying schedule: Unaffiliated issuers (cost $3,675,384)	$ 4,234,810
Fidelity Central Funds (cost $328,485)	328,485
Total Investments (cost $4,003,869)		$ 4,563,295
Cash		1
Receivable for investments sold		37,539
Receivable for fund shares sold		18,627
Dividends receivable		4,720
Interest receivable		685
Distributions receivable from Fidelity Central Funds		782
Other receivables		3
Total assets		4,625,652

Liabilities
Payable for investments purchased	$ 50,297
Payable for fund shares redeemed	8,310
Accrued management fee	2,221
Distribution fees payable	1,615
Other affiliated payables	844
Other payables and accrued expenses	55
Collateral on securities loaned, at value	149,796
Total liabilities		213,138

Net Assets		$ 4,412,514
Net Assets consist of:
Paid in capital		$ 3,704,254
Undistributed net investment income		23,634
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		125,202
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		559,424
Net Assets		$ 4,412,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,719,285 ÷ 44,546 shares)	$ 38.60

Maximum offering price per share (100/94.25 of $38.60)	$ 40.95
Class T: Net Asset Value and redemption price per share ($895,008 ÷ 23,552 shares)	$ 38.00

Maximum offering price per share (100/96.50 of $38.00)	$ 39.38
Class B: Net Asset Value and offering price per share ($226,594 ÷ 6,106 shares)A	$ 37.11

Class C: Net Asset Value and offering price per share ($849,595 ÷ 22,897 shares)A	$ 37.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($722,032 ÷ 18,511 shares)	$ 39.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007

Investment Income
Dividends		$ 40,115
Special dividends		14,282
Interest		1,651
Income from Fidelity Central Funds		10,655
Total income		66,703

Expenses
Management fee	$ 19,769
Transfer agent fees	6,766
Distribution fees	15,050
Accounting and security lending fees	921
Custodian fees and expenses	44
Independent trustees' compensation	10
Registration fees	356
Audit	69
Legal	20
Miscellaneous	14
Total expenses before reductions	43,019
Expense reductions	(83)	42,936
Net investment income (loss)		23,767
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,601
Foreign currency transactions	55
Total net realized gain (loss)		125,656
Change in net unrealized appreciation (depreciation) on: Investment securities	240,264
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		240,262
Net gain (loss)		365,918
Net increase (decrease) in net assets resulting from operations		$ 389,685

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,767	$ 1,525
Net realized gain (loss)	125,656	11,856
Change in net unrealized appreciation (depreciation)	240,262	202,162
Net increase (decrease) in net assets resulting from operations	389,685	215,543
Distributions to shareholders from net investment income	(1,638)	(1,303)
Distributions to shareholders from net realized gain	(10,541)	(2,342)
Total distributions	(12,179)	(3,645)
Share transactions - net increase (decrease)	2,052,798	956,059
Total increase (decrease) in net assets	2,430,304	1,167,957

Net Assets
Beginning of period	1,982,210	814,253
End of period (including undistributed net investment income of $23,634 and undistributed net investment income of $1,597, respectively)	$ 4,412,514	$ 1,982,210

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 32.99	$ 28.09	$ 24.67	$ 19.22	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.35 F	.11	.16 G	- H, J, K	(.05)
Net realized and unrealized gain (loss)	5.47	4.95	3.69	5.88	8.25
Total from investment operations	5.82	5.06	3.85	5.88	8.20
Distributions from net investment income	(.04)	(.07)	-	-	-
Distributions from net realized gain	(.17)	(.09)	(.43)	(.43)	-
Total distributions	(.21)	(.16) L	(.43)	(.43)	-
Net asset value, end of period	$ 38.60	$ 32.99	$ 28.09	$ 24.67	$ 19.22
Total Return A, B	17.74%	18.10%	15.87%	31.15%	74.41%
Ratios to Average Net Assets D, I
Expenses before reductions	1.11%	1.16%	1.20%	1.28%	1.49%
Expenses net of fee waivers, if any	1.11%	1.16%	1.20%	1.28%	1.49%
Expenses net of all reductions	1.11%	1.16%	1.17%	1.26%	1.38%
Net investment income (loss)	.93% F	.37%	.62% G	.01% H, K	(.32)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,719	$ 736	$ 287	$ 92	$ 28
Portfolio turnover rate E	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

H Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.21)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

L Total distributions of $.16 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 32.52	$ 27.72	$ 24.36	$ 19.05	$ 10.97
Income from Investment Operations
Net investment income (loss) C	.26 F	.04	.09 G	(.07) H, J	(.09)
Net realized and unrealized gain (loss)	5.39	4.88	3.64	5.82	8.19
Total from investment operations	5.65	4.92	3.73	5.75	8.10
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	(.17)	(.09)	(.37)	(.44)	-
Total distributions	(.17)	(.12) K	(.37)	(.44)	-
Net asset value, end of period	$ 38.00	$ 32.52	$ 27.72	$ 24.36	$ 19.05
Total Return A, B	17.45%	17.80%	15.53%	30.75%	73.66%
Ratios to Average Net Assets D, I
Expenses before reductions	1.34%	1.40%	1.49%	1.61%	2.09%
Expenses net of fee waivers, if any	1.34%	1.40%	1.49%	1.61%	1.77%
Expenses net of all reductions	1.34%	1.39%	1.45%	1.58%	1.65%
Net investment income (loss)	.70% F	.14%	.34% G	(.32)% H, J	(.59)%
Supplemental Data
Net assets, end of period (in millions)	$ 895	$ 480	$ 196	$ 44	$ 16
Portfolio turnover rate E	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

H Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.94	$ 27.32	$ 24.06	$ 18.86	$ 10.89
Income from Investment Operations
Net investment income (loss) C	.05 F	(.13)	(.05) G	(.17) H, J	(.17)
Net realized and unrealized gain (loss)	5.29	4.81	3.60	5.76	8.10
Total from investment operations	5.34	4.68	3.55	5.59	7.93
Distributions from net realized gain	(.17)	(.06)	(.29)	(.39)	-
Total distributions	(.17)	(.06) K	(.29)	(.39)	-
Net asset value, end of period	$ 37.11	$ 31.94	$ 27.32	$ 24.06	$ 18.86
Total Return A, B	16.79%	17.14%	14.92%	30.13%	73.19%
Ratios to Average Net Assets D, I
Expenses before reductions	1.90%	1.96%	2.01%	2.10%	2.46%
Expenses net of fee waivers, if any	1.90%	1.96%	2.01%	2.10%	2.25%
Expenses net of all reductions	1.90%	1.95%	1.98%	2.08%	2.13%
Net investment income (loss)	.14% F	(.43)%	(.18)% G	(.81)% H, J	(1.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 227	$ 150	$ 92	$ 37	$ 14
Portfolio turnover rate E	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (1.03)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

K Distributions from net realized gain represent $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.91	$ 27.28	$ 24.00	$ 18.80	$ 10.87
Income from Investment Operations
Net investment income (loss) C	.07 F	(.10)	(.03) G	(.15) H, J	(.17)
Net realized and unrealized gain (loss)	5.30	4.79	3.59	5.75	8.11
Total from investment operations	5.37	4.69	3.56	5.60	7.94
Distributions from net realized gain	(.17)	(.06)	(.28)	(.40)	-
Total distributions	(.17)	(.06) K	(.28)	(.40)	-
Net asset value, end of period	$ 37.11	$ 31.91	$ 27.28	$ 24.00	$ 18.80
Total Return A, B	16.90%	17.20%	14.99%	30.29%	72.95%
Ratios to Average Net Assets D, I
Expenses before reductions	1.84%	1.89%	1.94%	2.02%	2.36%
Expenses net of fee waivers, if any	1.84%	1.89%	1.94%	2.02%	2.25%
Expenses net of all reductions	1.84%	1.88%	1.90%	2.00%	2.14%
Net investment income (loss)	.20% F	(.35)%	(.11)% G	(.73)% H, J	(1.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 850	$ 413	$ 179	$ 47	$ 21
Portfolio turnover rate E	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.24)%.

G Investment income per share reflects an in-kind dividend received in corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

H Investment income per share reflects an in-kind dividend received in corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (.95)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

K Distributions from net realized gain represent $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 33.32	$ 28.34	$ 24.85	$ 19.34	$ 11.07
Income from Investment Operations
Net investment income (loss) B	.46 E	.21	.25 F	.07 G, I	(.01)
Net realized and unrealized gain (loss)	5.51	4.98	3.71	5.92	8.30
Total from investment operations	5.97	5.19	3.96	5.99	8.29
Distributions from net investment income	(.11)	(.13)	(.03)	-	-
Distributions from net realized gain	(.17)	(.09)	(.44)	(.48)	-
Total distributions	(.28)	(.21) J	(.47)	(.48)	-
Net asset value, end of period	$ 39.01	$ 33.32	$ 28.34	$ 24.85	$ 19.34
Total Return A	18.06%	18.43%	16.23%	31.60%	74.71%
Ratios to Average Net Assets C, H
Expenses before reductions	.84%	.87%	.89%	.95%	1.40%
Expenses net of fee waivers, if any	.84%	.87%	.89%	.95%	1.25%
Expenses net of all reductions	.83%	.86%	.85%	.93%	1.12%
Net investment income (loss)	1.21% E	.67%	.94% F	.34% G,I	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$ 722	$ 203	$ 62	$ 24	$ 6
Portfolio turnover rate D	19%	9%	11%	24%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .77%.

F Investment income per share reflects an in-kind dividend received in corporate reorganization which amounted to $.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been .78%.

G Investment income per share reflects an in-kind dividend received in corporate reorganization which amounted to $.05 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

J Total distributions of $.21 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.087 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 811,211
Unrealized depreciation	(251,700)
Net unrealized appreciation (depreciation)	559,511
Undistributed ordinary income	58,207
Undistributed long-term capital gain	77,371

Cost for federal income tax purposes	$ 4,003,784

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 1,638	$ 1,952
Long-term Capital Gains	10,541	1,693
Total	$ 12,179	$ 3,645

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,582,850 and $584,941 respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .60% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,068	$ 358
Class T	.25%	.25%	3,594	279
Class B	.75%	.25%	1,945	1,460
Class C	.75%	.25%	6,443	3,149
			$ 15,050	$ 5,246

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,566
Class T	218
Class B*	282
Class C*	153
$ 2,219

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,655.21
Class T	1,426.20
Class B	508.26
Class C	1,298.20
Institutional Class	879.19
	$ 6,766

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $35 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,445.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 14
Institutional Class	7
$ 21

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon

Annual Report

10. Other - continued

their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net investment income
Class A	$ 923	$ 788
Class T	-	228
Institutional Class	715	287
Total	$ 1,638	$ 1,303
From net realized gain
Class A	$ 3,924	$ 938
Class T	2,503	638
Class B	806	190
Class C	2,242	376
Institutional Class	1,066	200
Total	$ 10,541	$ 2,342

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	29,461	15,839	$ 1,112,890	$ 484,848
Reinvestment of distributions	131	54	4,411	1,538
Shares redeemed	(7,360)	(3,780)	(275,333)	(114,966)
Net increase (decrease)	22,232	12,113	$ 841,968	$ 371,420
Class T
Shares sold	15,159	10,116	$ 555,578	$ 305,435
Reinvestment of distributions	71	29	2,360	815
Shares redeemed	(6,440)	(2,437)	(238,342)	(73,508)
Net increase (decrease)	8,790	7,708	$ 319,596	$ 232,742
Class B
Shares sold	2,412	2,238	$ 87,168	$ 66,397
Reinvestment of distributions	21	6	692	164
Shares redeemed	(1,021)	(911)	(36,506)	(26,961)
Net increase (decrease)	1,412	1,333	$ 51,354	$ 39,600
Class C
Shares sold	12,568	8,159	$ 456,219	$ 242,229
Reinvestment of distributions	50	10	1,633	282
Shares redeemed	(2,675)	(1,761)	(95,923)	(51,737)
Net increase (decrease)	9,943	6,408	$ 361,929	$ 190,774
Institutional Class
Shares sold	16,169	5,523	$ 618,313	$ 171,166
Reinvestment of distributions	28	7	941	213
Shares redeemed	(3,772)	(1,622)	(141,303)	(49,856)
Net increase (decrease)	12,425	3,908	$ 477,951	$ 121,523

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Leveraged Company Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of Advisor Leveraged Company Stock. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Leveraged Company Stock. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Leveraged Company Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Leveraged Company Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	01/14/2008	01/11/2008	$0.000	$0.300
Institutional Class	12/17/2007	12/14/2007	$0.301	$0.683

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007 $77,646,624 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 71% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Leveraged Company Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ALSFI-UANN-0108
1.786694.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Mid Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On October 17, 2007, shareholders of Fidelity® Advisor Mid Cap Fund approved a new management contract for the fund, effective November 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's® MidCap 400 Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.53%	16.04%	12.53%
Class T (incl. 3.50% sales charge)	7.82%	16.40%	12.60%
Class B (incl. contingent deferred sales charge) A	6.08%	16.29%	12.62%
Class C (incl. contingent deferred sales charge) B	10.13%	16.55%	12.35%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Class T on November 30, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 11.97%, 11.73%, 11.08% and 11.13%, respectively (excluding sales charges), beating the 7.66% return of the S&P® MidCap 400 index. The biggest performance boost versus the index came from stock selection in information technology. In financials, underweighting banks and real estate companies was beneficial. My picks in consumer staples and a sizable overweighting in telecommunication services helped as well. The fund's top contributor was NAVTEQ, which enjoyed rising consumer demand for its handheld GPS (global positioning systems) products. For-profit education company DeVry was another contributor, along with network equipment provider Juniper Networks and Flowserve, a maker of pumps and valves for moving commercial and industrial liquids. Conversely, our results were held back by unrewarding stock picks and an underweighting in the energy sector, along with an overweighting in the consumer durables and apparel segment of the consumer discretionary sector. The biggest detractor was automobile audio products maker Harman International Industries, which declined after a would-be suitor decided not to buy the company. U.S. Airways was another significant detractor, as was Global Cash Access Holdings, a provider of cash access products and services for the casino industry. All stocks I mentioned except DeVry and Flowserve were out-of-benchmark positions. NAVTEQ and U.S. Airways were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 983.20	$ 5.57
HypotheticalA	$ 1,000.00	$ 1,019.45	$ 5.67
Class T
Actual	$ 1,000.00	$ 981.90	$ 6.56
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.68
Class B
Actual	$ 1,000.00	$ 979.10	$ 9.53
HypotheticalA	$ 1,000.00	$ 1,015.44	$ 9.70
Class C
Actual	$ 1,000.00	$ 979.50	$ 9.28
HypotheticalA	$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class
Actual	$ 1,000.00	$ 984.40	$ 4.13
HypotheticalA	$ 1,000.00	$ 1,020.91	$ 4.20

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.12%
Class T	1.32%
Class B	1.92%
Class C	1.87%
Institutional Class	.83%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Harman International Industries, Inc.	5.4	6.2
DeVry, Inc.	4.5	2.9
Electronic Arts, Inc.	4.5	3.2
Flowserve Corp.	4.4	3.0
AT&T, Inc.	4.3	6.1
Agilent Technologies, Inc.	4.2	4.1
Juniper Networks, Inc.	3.9	4.3
Molson Coors Brewing Co. Class B	3.5	1.8
American Tower Corp. Class A	3.3	3.0
Prysmian SpA	3.1	2.9
	41.1
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	26.6	18.2
Information Technology	22.2	30.7
Consumer Discretionary	21.9	22.1
Telecommunication Services	11.7	13.1
Financials	7.7	6.8
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.4%		Stocks 99.6%
	Convertible Securities 0.3%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	26.0%	** Foreign investments	14.7%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.9%
Auto Components - 1.5%
WABCO Holdings, Inc.	2,507,641	$ 117,759
Diversified Consumer Services - 8.7%
DeVry, Inc. (e)	6,455,170	354,905
Service Corp. International	4,853,400	64,453
Universal Technical Institute, Inc. (a)(e)	2,824,222	49,791
Weight Watchers International, Inc. (e)	4,573,700	218,394
		687,543
Household Durables - 5.4%
Harman International Industries, Inc. (e)	5,787,140	425,936
Media - 6.1%
The Walt Disney Co.	7,205,320	238,856
Time Warner, Inc.	14,109,200	243,525
		482,381
Textiles, Apparel & Luxury Goods - 0.2%
Phillips-Van Heusen Corp.	502,500	21,316
TOTAL CONSUMER DISCRETIONARY		1,734,935
CONSUMER STAPLES - 5.2%
Beverages - 4.7%
Coca-Cola Hellenic Bottling Co. SA sponsored ADR (d)	2,315,298	97,405
Molson Coors Brewing Co. Class B	5,050,098	271,897
		369,302
Food Products - 0.5%
Cosan Ltd. Class A	3,022,100	32,790
Cosan SA Industria E Comercio	561,200	6,605
		39,395
TOTAL CONSUMER STAPLES		408,697
ENERGY - 3.9%
Energy Equipment & Services - 1.0%
SEACOR Holdings, Inc. (a)(d)	888,377	80,460
Oil, Gas & Consumable Fuels - 2.9%
Chesapeake Energy Corp.	1,363,324	51,602
EOG Resources, Inc.	1,184,647	98,065
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EXCO Resources, Inc. (a)(d)	3,869,900	$ 54,101
Goodrich Petroleum Corp. (a)(d)	1,185,415	28,960
		232,728
TOTAL ENERGY		313,188
FINANCIALS - 7.7%
Capital Markets - 3.7%
Ashmore Group plc	26,393,965	149,745
EFG International	3,285,412	133,580
FBR Capital Markets Corp. (a)(f)	1,213,333	10,996
		294,321
Commercial Banks - 0.9%
East West Bancorp, Inc.	2,650,000	71,418
Diversified Financial Services - 2.2%
Apollo Global Management LLC (a)(f)	2,855,100	68,522
Bolsa de Mercadorias & Futuros - BM&F SA	3,764,500	51,238
Bovespa Holding SA	2,838,170	53,638
		173,398
Real Estate Management & Development - 0.9%
Indiabulls Real Estate Ltd. (a)	4,601,471	70,448
TOTAL FINANCIALS		609,585
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.5%
Advanced Medical Optics, Inc. (a)(d)	1,586,147	40,003
Life Sciences Tools & Services - 0.0%
Pharmaceutical Product Development, Inc.	19,200	813
TOTAL HEALTH CARE		40,816
INDUSTRIALS - 26.3%
Airlines - 1.8%
AirAsia Bhd (a)	110,984,300	60,696
Delta Air Lines, Inc. (a)	3,968,040	78,408
		139,104
Commercial Services & Supplies - 2.7%
Agrenco Ltd. unit (a)	14,000,000	47,716
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Knoll, Inc. (e)	4,249,303	$ 74,278
Waste Management, Inc.	2,728,700	93,649
		215,643
Construction & Engineering - 2.1%
Quanta Services, Inc. (a)	5,942,800	162,714
Electrical Equipment - 10.8%
ABB Ltd. sponsored ADR	7,060,200	207,429
Alstom SA	993,570	222,639
Nexans SA (e)	1,377,589	184,404
Prysmian SpA (e)	9,729,740	244,115
		858,587
Machinery - 6.1%
Flowserve Corp. (e)	3,644,100	342,873
Ingersoll-Rand Co. Ltd. Class A	645,000	33,308
Sulzer AG (Reg.)	68,603	103,456
		479,637
Road & Rail - 2.8%
Hertz Global Holdings, Inc. (d)	11,671,100	222,918
TOTAL INDUSTRIALS		2,078,603
INFORMATION TECHNOLOGY - 22.2%
Communications Equipment - 6.5%
Harris Corp.	622,846	39,096
Juniper Networks, Inc. (a)(d)	10,267,639	305,154
Research In Motion Ltd. (a)	1,491,700	169,785
		514,035
Electronic Equipment & Instruments - 4.2%
Agilent Technologies, Inc. (a)	8,838,706	334,368
Internet Software & Services - 2.8%
Akamai Technologies, Inc. (a)(d)	5,742,458	218,558
IT Services - 1.8%
Fiserv, Inc. (a)	2,344,085	120,322
Global Cash Access Holdings, Inc. (a)(e)	7,357,588	25,604
		145,926
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.4%
Marvell Technology Group Ltd. (a)	7,291,710	$ 108,938
SiRF Technology Holdings, Inc. (a)(d)(e)	3,364,933	81,061
		189,999
Software - 4.5%
Electronic Arts, Inc. (a)(d)	6,293,684	353,642
TOTAL INFORMATION TECHNOLOGY		1,756,528
TELECOMMUNICATION SERVICES - 11.7%
Diversified Telecommunication Services - 6.9%
AT&T, Inc.	8,881,909	339,378
Level 3 Communications, Inc. (a)(d)	29,499,799	99,119
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	4,752,259	106,593
		545,090
Wireless Telecommunication Services - 4.8%
American Tower Corp. Class A (a)(d)	5,724,035	260,673
Bharti Airtel Ltd. (a)	4,975,042	118,271
		378,944
TOTAL TELECOMMUNICATION SERVICES		924,034
TOTAL COMMON STOCKS (Cost $6,787,189)		7,866,386
Convertible Preferred Stocks - 0.3%

INDUSTRIALS - 0.3%
Airlines - 0.3%
Skybus Airlines, Inc.:
Series A (a)(g)	2,300,000	12,650
Series B (a)(g)	1,671,354	9,192

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $20,692)		21,842
Money Market Funds - 4.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 4.73% (b)	4,485,040	$ 4,485
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	316,897,375	316,897
TOTAL MONEY MARKET FUNDS (Cost $321,382)		321,382
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $7,129,263)		8,209,610
NET OTHER ASSETS - (3.8)%		(299,445)
NET ASSETS - 100%		$ 7,910,165
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $79,518,000 or 1.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,842,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Skybus Airlines, Inc. Series A	3/20/06	$ 11,500
Skybus Airlines, Inc. Series B	3/13/07	$ 9,192
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,875
Fidelity Securities Lending Cash Central Fund	1,020
Total	$ 3,895
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Advanced Medical Optics, Inc.	$ 91,205	$ 83,784	$ 91,838	$ -	$ -
Arbinet-thexchange, Inc.	8,470	-	8,235	-	-
Argon ST, Inc.	37,897	-	40,197	-	-
Biosite, Inc.	67,415	3,663	121,891	-	-
Cott Corp.	52,038	10,205	33,477	-	-
DeVry, Inc.	185,653	-	33,926	708	354,905
Flowserve Corp.	185,231	36,925	24,997	1,652	342,873
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Global Cash Access Holdings, Inc.	$ 76,452	$ 29,010	$ -	$ -	$ 25,604
Global Crossing Ltd.	66,699	-	63,373	-	-
Goodrich Petroleum Corp.	41,432	16,360	6,500	-	-
Harman International Industries, Inc.	505,791	208,535	118,419	246	425,936
Knoll, Inc.	88,428	-	-	1,870	74,278
NAVTEQ Corp.	102,814	215,377	668,715	-	-
Neurocrine Biosciences, Inc.	33,062	-	36,981	-	-
Nexans SA	-	223,013	-	-	184,404
Novelis, Inc.	173,459	-	266,916	-	-
Openwave Systems, Inc.	59,409	-	29,517	-	-
Prysmian SpA	-	223,674	-	-	244,115
Quanta Services, Inc.	108,932	-	-	-	-
SEACOR Holdings, Inc.	135,454	-	52,738	-	-
Shuffle Master, Inc.	71,658	24,096	65,263	-	-
SiRF Technology Holdings, Inc.	-	88,920	7,132	-	81,061
Universal Technical Institute, Inc.	-	57,389	-	-	49,791
Weight Watchers International, Inc.	154,244	102,376	34,786	3,083	218,394
Total	$ 2,245,743	$ 1,323,327	$ 1,704,901	$ 7,559	$ 2,001,361
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.0%
Switzerland	5.6%
France	5.1%
Italy	3.1%
Bermuda	2.4%
India	2.4%
Canada	2.1%
United Kingdom	1.9%
Brazil	1.4%
Greece	1.2%
Others (individually less than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $310,937) - See accompanying schedule: Unaffiliated issuers (cost $5,206,408)	$ 5,886,867
Fidelity Central Funds (cost $321,382)	321,382
Other affiliated issuers (cost $1,601,473)	2,001,361
Total Investments (cost $7,129,263)		$ 8,209,610
Foreign currency held at value (cost $110)		108
Receivable for investments sold		101,013
Receivable for fund shares sold		5,055
Dividends receivable		6,430
Distributions receivable from Fidelity Central Funds		201
Other receivables		97
Total assets		8,322,514

Liabilities
Payable for investments purchased	$ 66,700
Payable for fund shares redeemed	18,538
Accrued management fee	3,715
Distribution fees payable	3,004
Other affiliated payables	1,533
Other payables and accrued expenses	1,962
Collateral on securities loaned, at value	316,897
Total liabilities		412,349

Net Assets		$ 7,910,165
Net Assets consist of:
Paid in capital		$ 5,684,421
Accumulated net investment loss		(1)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,145,405
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,080,340
Net Assets		$ 7,910,165

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,850,374 ÷ 68,715 shares)	$ 26.93

Maximum offering price per share (100/94.25 of $26.93)	$ 28.57
Class T: Net Asset Value and redemption price per share ($3,946,402 ÷ 145,278 shares)	$ 27.16

Maximum offering price per share (100/96.50 of $27.16)	$ 28.15
Class B: Net Asset Value and offering price per share ($620,815 ÷ 24,061 shares)A	$ 25.80

Class C: Net Asset Value and offering price per share ($486,287 ÷ 18,831 shares)A	$ 25.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,006,287 ÷ 36,178 shares)	$ 27.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2007

Investment Income
Dividends (including $7,559 earned from other affiliated issuers)		$ 48,934
Interest		282
Income from Fidelity Central Funds		3,895
Total income		53,111

Expenses
Management fee	$ 45,171
Transfer agent fees	16,862
Distribution fees	37,446
Accounting and security lending fees	1,253
Custodian fees and expenses	475
Independent trustees' compensation	28
Registration fees	240
Audit	110
Legal	97
Interest	316
Miscellaneous	1,971
Total expenses before reductions	103,969
Expense reductions	(590)	103,379
Net investment income (loss)		(50,268)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	928,854
Other affiliated issuers	294,288
Foreign currency transactions	(2,366)
Total net realized gain (loss)		1,220,776
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $836)	(283,260)
Assets and liabilities in foreign currencies	472
Total change in net unrealized appreciation (depreciation)		(282,788)
Net gain (loss)		937,988
Net increase (decrease) in net assets resulting from operations		$ 887,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (50,268)	$ (35,057)
Net realized gain (loss)	1,220,776	818,962
Change in net unrealized appreciation (depreciation)	(282,788)	171,055
Net increase (decrease) in net assets resulting from operations	887,720	954,960
Distributions to shareholders from net realized gain	(607,303)	(1,021,388)
Share transactions - net increase (decrease)	(164,364)	(24,538)
Total increase (decrease) in net assets	116,053	(90,966)

Net Assets
Beginning of period	7,794,112	7,885,078
End of period (including accumulated net investment loss of $1 and undistributed net investment income of $668, respectively)	$ 7,910,165	$ 7,794,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.10	$ 26.31	$ 24.84	$ 21.08	$ 15.73
Income from Investment Operations
Net investment income (loss) C	(.12)	(.06)	(.04)	.03 F, H	(.06)
Net realized and unrealized gain (loss)	3.02	3.26	2.68	3.73	5.41
Total from investment operations	2.90	3.20	2.64	3.76	5.35
Distributions from net realized gain	(2.07)	(3.41)	(1.17)	-	-
Net asset value, end of period	$ 26.93	$ 26.10	$ 26.31	$ 24.84	$ 21.08
Total Return A, B	11.97%	13.57%	11.16%	17.84%	34.01%
Ratios to Average Net Assets D, G
Expenses before reductions	1.10%	1.10%	1.15%	1.18%	1.21%
Expenses net of fee waivers, if any	1.10%	1.10%	1.15%	1.18%	1.21%
Expenses net of all reductions	1.09%	1.08%	1.08%	1.11%	1.07%
Net investment income (loss)	(.44)%	(.25)%	(.18)%	.14% H	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,850	$ 1,646	$ 1,565	$ 1,479	$ 877
Portfolio turnover rate E	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.31	$ 26.48	$ 24.99	$ 21.24	$ 15.87
Income from Investment Operations
Net investment income (loss) C	(.17)	(.10)	(.08)	- F, H, I	(.09)
Net realized and unrealized gain (loss)	3.04	3.28	2.71	3.75	5.46
Total from investment operations	2.87	3.18	2.63	3.75	5.37
Distributions from net realized gain	(2.02)	(3.35)	(1.14)	-	-
Net asset value, end of period	$ 27.16	$ 26.31	$ 26.48	$ 24.99	$ 21.24
Total Return A, B	11.73%	13.36%	11.01%	17.66%	33.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.28%	1.31%	1.32%	1.39%
Expenses net of fee waivers, if any	1.30%	1.28%	1.31%	1.32%	1.39%
Expenses net of all reductions	1.29%	1.26%	1.24%	1.25%	1.24%
Net investment income (loss)	(.63)%	(.43)%	(.34)%	(.01)% I	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,946	$ 4,055	$ 4,182	$ 4,698	$ 3,228
Portfolio turnover rate E	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03% respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.06	$ 25.35	$ 23.97	$ 20.51	$ 15.41
Income from Investment Operations
Net investment income (loss) C	(.32)	(.25)	(.23)	(.14) F, H	(.18)
Net realized and unrealized gain (loss)	2.92	3.14	2.60	3.60	5.28
Total from investment operations	2.60	2.89	2.37	3.46	5.10
Distributions from net realized gain	(1.86)	(3.18)	(.99)	-	-
Net asset value, end of period	$ 25.80	$ 25.06	$ 25.35	$ 23.97	$ 20.51
Total Return A, B	11.08%	12.62%	10.30%	16.87%	33.10%
Ratios to Average Net Assets D, G
Expenses before reductions	1.91%	1.92%	1.95%	1.97%	1.98%
Expenses net of fee waivers, if any	1.91%	1.92%	1.95%	1.97%	1.98%
Expenses net of all reductions	1.90%	1.90%	1.89%	1.91%	1.84%
Net investment income (loss)	(1.24)%	(1.07)%	(.98)%	(.66)% H	(1.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 621	$ 763	$ 874	$ 972	$ 829
Portfolio turnover rate E	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.09	$ 25.38	$ 24.00	$ 20.52	$ 15.42
Income from Investment Operations
Net investment income (loss) C	(.30)	(.24)	(.22)	(.13) F, H	(.18)
Net realized and unrealized gain (loss)	2.91	3.14	2.61	3.61	5.28
Total from investment operations	2.61	2.90	2.39	3.48	5.10
Distributions from net realized gain	(1.88)	(3.19)	(1.01)	-	-
Net asset value, end of period	$ 25.82	$ 25.09	$ 25.38	$ 24.00	$ 20.52
Total Return A, B	11.13%	12.66%	10.38%	16.96%	33.07%
Ratios to Average Net Assets D, G
Expenses before reductions	1.86%	1.86%	1.90%	1.92%	1.92%
Expenses net of fee waivers, if any	1.86%	1.86%	1.90%	1.92%	1.92%
Expenses net of all reductions	1.85%	1.84%	1.84%	1.85%	1.78%
Net investment income (loss)	(1.19)%	(1.01)%	(.93)%	(.60)% H	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 486	$ 525	$ 577	$ 653	$ 500
Portfolio turnover rate E	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.90	$ 27.04	$ 25.48	$ 21.54	$ 16.00
Income from Investment Operations
Net investment income (loss) B	(.04)	.02	.05	.12 E, G	.02
Net realized and unrealized gain (loss)	3.11	3.35	2.76	3.82	5.52
Total from investment operations	3.07	3.37	2.81	3.94	5.54
Distributions from net realized gain	(2.16)	(3.51)	(1.25)	-	-
Net asset value, end of period	$ 27.81	$ 26.90	$ 27.04	$ 25.48	$ 21.54
Total Return A	12.29%	13.90%	11.58%	18.29%	34.63%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.78%	.79%	.79%	.81%
Expenses net of fee waivers, if any	.80%	.78%	.79%	.79%	.81%
Expenses net of all reductions	.80%	.76%	.73%	.73%	.66%
Net investment income (loss)	(.14)%	.07%	.18%	.52% G	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 1,006	$ 804	$ 687	$ 647	$ 393
Portfolio turnover rate D	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.10 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,505,380
Unrealized depreciation	(450,617)
Net unrealized appreciation (depreciation)	1,054,763
Undistributed ordinary income	337,545
Undistributed long-term capital gain	662,099

Cost for federal income tax purposes	$ 7,154,847

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 105,851	$ 161,242
Long-term Capital Gains	501,452	860,146
Total	$ 607,303	$ 1,021,388

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,106,492 and $8,727,430, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on October 17, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on November 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (October, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,495	$ 243
Class T	.25%	.25%	20,589	412
Class B	.75%	.25%	7,156	5,373
Class C	.75%	.25%	5,206	120
			$ 37,446	$ 6,148

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86
Class T	49
Class B*	808
Class C*	9
$ 952

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,281.24
Class T	7,475.18
Class B	2,078.29
Class C	1,254.24
Institutional Class	1,774.19
	$ 16,862

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $187 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,813	5.22%	$ 313

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,020.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,537. The weighted average interest rate was 5.60%. The interest expense amounted to $3 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $243 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $53. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 58
Class T	56
Class B	1
Class C	4
Institutional Class	32
$ 151

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Other - continued

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net realized gain
Class A	$ 132,424	$ 208,630
Class T	313,494	536,587
Class B	56,687	111,181
Class C	39,472	73,586
Institutional Class	65,226	91,404
Total	$ 607,303	$ 1,021,388

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	19,701	15,988	$ 521,466	$ 390,056
Reinvestment of distributions	5,140	8,225	126,603	198,611
Shares redeemed	(19,206)	(20,619)	(505,969)	(498,840)
Net increase (decrease)	5,635	3,594	$ 142,100	$ 89,827
Class T
Shares sold	29,017	31,635	$ 774,090	$ 779,229
Reinvestment of distributions	12,168	21,301	302,822	519,267
Shares redeemed	(50,055)	(56,713)	(1,329,001)	(1,388,947)
Net increase (decrease)	(8,870)	(3,777)	$ (252,089)	$ (90,451)
Class B
Shares sold	469	819	$ 11,725	$ 19,311
Reinvestment of distributions	2,190	4,343	52,096	101,561
Shares redeemed	(9,059)	(9,180)	(229,537)	(214,240)
Net increase (decrease)	(6,400)	(4,018)	$ (165,716)	$ (93,368)
Class C
Shares sold	858	1,280	$ 21,454	$ 30,094
Reinvestment of distributions	1,420	2,674	33,794	62,595
Shares redeemed	(4,355)	(5,793)	(110,257)	(135,813)
Net increase (decrease)	(2,077)	(1,839)	$ (55,009)	$ (43,124)
Institutional Class
Shares sold	9,980	8,282	$ 271,561	$ 206,249
Reinvestment of distributions	2,203	3,018	55,866	74,855
Shares redeemed	(5,901)	(6,812)	(161,077)	(168,526)
Net increase (decrease)	6,282	4,488	$ 166,350	$ 112,578

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Mid Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Mid Cap. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Mid Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Mid Cap. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mid Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mid Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Mid Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/17/07	12/14/07	$0.00	$3.341
	01/14/08	01/11/08	$0.00	$0.130
Class T	12/17/07	12/14/07	$0.00	$3.275
	01/14/08	01/11/08	$0.00	$0.130
Class B	12/17/07	12/14/07	$0.00	$3.088
	01/14/07	01/11/08	$0.00	$0.130
Class C	12/17/07	12/14/07	$0.00	$3.126
	01/14/07	01/11/08	$0.00	$0.130

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $662,099,428, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 38% and 4%; Class T designates 46% and 4%; Class B designates 100% and 4%; and Class C designates 100% and 4% of the dividends distributed in December 2006, and January 2007, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 30.07% and 12.99%; Class T designates 35.87% and 12.99%; Class B designates 100% and 12.99%; and Class C designates 85.15% and 12.99% of the dividends distributed in December 2006, and January 2007, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 17, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 6

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Mid Cap Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	2,935,780,342.18	68.069
Against	756,848,672.26	17.548
Abstain	226,279,997.76	5.247
Uninstructed	394,032,488.10	9.136
TOTAL	4,312,941,500.30	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MC-UANN-0108
1.786695.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Mid Cap

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On October 17, 2007, shareholders of Fidelity® Advisor Mid Cap Fund approved a new management contract for the fund, effective November 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Standard & Poor's® MidCap 400 Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	12.29%	17.84%	13.62%

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Institutional Class on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

During the past year, the fund's Institutional Class shares returned 12.29%, beating the 7.66% return of the S&P® MidCap 400 index. The biggest performance boost versus the index came from stock selection in information technology. In financials, underweighting banks and real estate companies was beneficial. My picks in consumer staples and a sizable overweighting in telecommunication services helped as well. The fund's top contributor was NAVTEQ, which enjoyed rising consumer demand for its handheld GPS (global positioning systems) products. For-profit education company DeVry was another contributor, along with network equipment provider Juniper Networks and Flowserve, a maker of pumps and valves for moving commercial and industrial liquids. Conversely, our results were held back by unrewarding stock picks and an underweighting in the energy sector, along with an overweighting in the consumer durables and apparel segment of the consumer discretionary sector. The biggest detractor was automobile audio products maker Harman International Industries, which declined after a would-be suitor decided not to buy the company. U.S. Airways was another significant detractor, as was Global Cash Access Holdings, a provider of cash access products and services for the casino industry. All stocks I mentioned except DeVry and Flowserve were out-of-benchmark positions. NAVTEQ and U.S. Airways were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 983.20	$ 5.57
HypotheticalA	$ 1,000.00	$ 1,019.45	$ 5.67
Class T
Actual	$ 1,000.00	$ 981.90	$ 6.56
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.68
Class B
Actual	$ 1,000.00	$ 979.10	$ 9.53
HypotheticalA	$ 1,000.00	$ 1,015.44	$ 9.70
Class C
Actual	$ 1,000.00	$ 979.50	$ 9.28
HypotheticalA	$ 1,000.00	$ 1,015.69	$ 9.45
Institutional Class
Actual	$ 1,000.00	$ 984.40	$ 4.13
HypotheticalA	$ 1,000.00	$ 1,020.91	$ 4.20

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.12%
Class T	1.32%
Class B	1.92%
Class C	1.87%
Institutional Class	.83%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Harman International Industries, Inc.	5.4	6.2
DeVry, Inc.	4.5	2.9
Electronic Arts, Inc.	4.5	3.2
Flowserve Corp.	4.4	3.0
AT&T, Inc.	4.3	6.1
Agilent Technologies, Inc.	4.2	4.1
Juniper Networks, Inc.	3.9	4.3
Molson Coors Brewing Co. Class B	3.5	1.8
American Tower Corp. Class A	3.3	3.0
Prysmian SpA	3.1	2.9
	41.1
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	26.6	18.2
Information Technology	22.2	30.7
Consumer Discretionary	21.9	22.1
Telecommunication Services	11.7	13.1
Financials	7.7	6.8
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.4%		Stocks 99.6%
	Convertible Securities 0.3%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	26.0%	** Foreign investments	14.7%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.9%
Auto Components - 1.5%
WABCO Holdings, Inc.	2,507,641	$ 117,759
Diversified Consumer Services - 8.7%
DeVry, Inc. (e)	6,455,170	354,905
Service Corp. International	4,853,400	64,453
Universal Technical Institute, Inc. (a)(e)	2,824,222	49,791
Weight Watchers International, Inc. (e)	4,573,700	218,394
		687,543
Household Durables - 5.4%
Harman International Industries, Inc. (e)	5,787,140	425,936
Media - 6.1%
The Walt Disney Co.	7,205,320	238,856
Time Warner, Inc.	14,109,200	243,525
		482,381
Textiles, Apparel & Luxury Goods - 0.2%
Phillips-Van Heusen Corp.	502,500	21,316
TOTAL CONSUMER DISCRETIONARY		1,734,935
CONSUMER STAPLES - 5.2%
Beverages - 4.7%
Coca-Cola Hellenic Bottling Co. SA sponsored ADR (d)	2,315,298	97,405
Molson Coors Brewing Co. Class B	5,050,098	271,897
		369,302
Food Products - 0.5%
Cosan Ltd. Class A	3,022,100	32,790
Cosan SA Industria E Comercio	561,200	6,605
		39,395
TOTAL CONSUMER STAPLES		408,697
ENERGY - 3.9%
Energy Equipment & Services - 1.0%
SEACOR Holdings, Inc. (a)(d)	888,377	80,460
Oil, Gas & Consumable Fuels - 2.9%
Chesapeake Energy Corp.	1,363,324	51,602
EOG Resources, Inc.	1,184,647	98,065
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EXCO Resources, Inc. (a)(d)	3,869,900	$ 54,101
Goodrich Petroleum Corp. (a)(d)	1,185,415	28,960
		232,728
TOTAL ENERGY		313,188
FINANCIALS - 7.7%
Capital Markets - 3.7%
Ashmore Group plc	26,393,965	149,745
EFG International	3,285,412	133,580
FBR Capital Markets Corp. (a)(f)	1,213,333	10,996
		294,321
Commercial Banks - 0.9%
East West Bancorp, Inc.	2,650,000	71,418
Diversified Financial Services - 2.2%
Apollo Global Management LLC (a)(f)	2,855,100	68,522
Bolsa de Mercadorias & Futuros - BM&F SA	3,764,500	51,238
Bovespa Holding SA	2,838,170	53,638
		173,398
Real Estate Management & Development - 0.9%
Indiabulls Real Estate Ltd. (a)	4,601,471	70,448
TOTAL FINANCIALS		609,585
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.5%
Advanced Medical Optics, Inc. (a)(d)	1,586,147	40,003
Life Sciences Tools & Services - 0.0%
Pharmaceutical Product Development, Inc.	19,200	813
TOTAL HEALTH CARE		40,816
INDUSTRIALS - 26.3%
Airlines - 1.8%
AirAsia Bhd (a)	110,984,300	60,696
Delta Air Lines, Inc. (a)	3,968,040	78,408
		139,104
Commercial Services & Supplies - 2.7%
Agrenco Ltd. unit (a)	14,000,000	47,716
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Knoll, Inc. (e)	4,249,303	$ 74,278
Waste Management, Inc.	2,728,700	93,649
		215,643
Construction & Engineering - 2.1%
Quanta Services, Inc. (a)	5,942,800	162,714
Electrical Equipment - 10.8%
ABB Ltd. sponsored ADR	7,060,200	207,429
Alstom SA	993,570	222,639
Nexans SA (e)	1,377,589	184,404
Prysmian SpA (e)	9,729,740	244,115
		858,587
Machinery - 6.1%
Flowserve Corp. (e)	3,644,100	342,873
Ingersoll-Rand Co. Ltd. Class A	645,000	33,308
Sulzer AG (Reg.)	68,603	103,456
		479,637
Road & Rail - 2.8%
Hertz Global Holdings, Inc. (d)	11,671,100	222,918
TOTAL INDUSTRIALS		2,078,603
INFORMATION TECHNOLOGY - 22.2%
Communications Equipment - 6.5%
Harris Corp.	622,846	39,096
Juniper Networks, Inc. (a)(d)	10,267,639	305,154
Research In Motion Ltd. (a)	1,491,700	169,785
		514,035
Electronic Equipment & Instruments - 4.2%
Agilent Technologies, Inc. (a)	8,838,706	334,368
Internet Software & Services - 2.8%
Akamai Technologies, Inc. (a)(d)	5,742,458	218,558
IT Services - 1.8%
Fiserv, Inc. (a)	2,344,085	120,322
Global Cash Access Holdings, Inc. (a)(e)	7,357,588	25,604
		145,926
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.4%
Marvell Technology Group Ltd. (a)	7,291,710	$ 108,938
SiRF Technology Holdings, Inc. (a)(d)(e)	3,364,933	81,061
		189,999
Software - 4.5%
Electronic Arts, Inc. (a)(d)	6,293,684	353,642
TOTAL INFORMATION TECHNOLOGY		1,756,528
TELECOMMUNICATION SERVICES - 11.7%
Diversified Telecommunication Services - 6.9%
AT&T, Inc.	8,881,909	339,378
Level 3 Communications, Inc. (a)(d)	29,499,799	99,119
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	4,752,259	106,593
		545,090
Wireless Telecommunication Services - 4.8%
American Tower Corp. Class A (a)(d)	5,724,035	260,673
Bharti Airtel Ltd. (a)	4,975,042	118,271
		378,944
TOTAL TELECOMMUNICATION SERVICES		924,034
TOTAL COMMON STOCKS (Cost $6,787,189)		7,866,386
Convertible Preferred Stocks - 0.3%

INDUSTRIALS - 0.3%
Airlines - 0.3%
Skybus Airlines, Inc.:
Series A (a)(g)	2,300,000	12,650
Series B (a)(g)	1,671,354	9,192

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $20,692)		21,842
Money Market Funds - 4.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 4.73% (b)	4,485,040	$ 4,485
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	316,897,375	316,897
TOTAL MONEY MARKET FUNDS (Cost $321,382)		321,382
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $7,129,263)		8,209,610
NET OTHER ASSETS - (3.8)%		(299,445)
NET ASSETS - 100%		$ 7,910,165
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $79,518,000 or 1.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,842,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Skybus Airlines, Inc. Series A	3/20/06	$ 11,500
Skybus Airlines, Inc. Series B	3/13/07	$ 9,192
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,875
Fidelity Securities Lending Cash Central Fund	1,020
Total	$ 3,895
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Advanced Medical Optics, Inc.	$ 91,205	$ 83,784	$ 91,838	$ -	$ -
Arbinet-thexchange, Inc.	8,470	-	8,235	-	-
Argon ST, Inc.	37,897	-	40,197	-	-
Biosite, Inc.	67,415	3,663	121,891	-	-
Cott Corp.	52,038	10,205	33,477	-	-
DeVry, Inc.	185,653	-	33,926	708	354,905
Flowserve Corp.	185,231	36,925	24,997	1,652	342,873
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Global Cash Access Holdings, Inc.	$ 76,452	$ 29,010	$ -	$ -	$ 25,604
Global Crossing Ltd.	66,699	-	63,373	-	-
Goodrich Petroleum Corp.	41,432	16,360	6,500	-	-
Harman International Industries, Inc.	505,791	208,535	118,419	246	425,936
Knoll, Inc.	88,428	-	-	1,870	74,278
NAVTEQ Corp.	102,814	215,377	668,715	-	-
Neurocrine Biosciences, Inc.	33,062	-	36,981	-	-
Nexans SA	-	223,013	-	-	184,404
Novelis, Inc.	173,459	-	266,916	-	-
Openwave Systems, Inc.	59,409	-	29,517	-	-
Prysmian SpA	-	223,674	-	-	244,115
Quanta Services, Inc.	108,932	-	-	-	-
SEACOR Holdings, Inc.	135,454	-	52,738	-	-
Shuffle Master, Inc.	71,658	24,096	65,263	-	-
SiRF Technology Holdings, Inc.	-	88,920	7,132	-	81,061
Universal Technical Institute, Inc.	-	57,389	-	-	49,791
Weight Watchers International, Inc.	154,244	102,376	34,786	3,083	218,394
Total	$ 2,245,743	$ 1,323,327	$ 1,704,901	$ 7,559	$ 2,001,361
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.0%
Switzerland	5.6%
France	5.1%
Italy	3.1%
Bermuda	2.4%
India	2.4%
Canada	2.1%
United Kingdom	1.9%
Brazil	1.4%
Greece	1.2%
Others (individually less than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $310,937) - See accompanying schedule: Unaffiliated issuers (cost $5,206,408)	$ 5,886,867
Fidelity Central Funds (cost $321,382)	321,382
Other affiliated issuers (cost $1,601,473)	2,001,361
Total Investments (cost $7,129,263)		$ 8,209,610
Foreign currency held at value (cost $110)		108
Receivable for investments sold		101,013
Receivable for fund shares sold		5,055
Dividends receivable		6,430
Distributions receivable from Fidelity Central Funds		201
Other receivables		97
Total assets		8,322,514

Liabilities
Payable for investments purchased	$ 66,700
Payable for fund shares redeemed	18,538
Accrued management fee	3,715
Distribution fees payable	3,004
Other affiliated payables	1,533
Other payables and accrued expenses	1,962
Collateral on securities loaned, at value	316,897
Total liabilities		412,349

Net Assets		$ 7,910,165
Net Assets consist of:
Paid in capital		$ 5,684,421
Accumulated net investment loss		(1)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,145,405
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,080,340
Net Assets		$ 7,910,165

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,850,374 ÷ 68,715 shares)	$ 26.93

Maximum offering price per share (100/94.25 of $26.93)	$ 28.57
Class T: Net Asset Value and redemption price per share ($3,946,402 ÷ 145,278 shares)	$ 27.16

Maximum offering price per share (100/96.50 of $27.16)	$ 28.15
Class B: Net Asset Value and offering price per share ($620,815 ÷ 24,061 shares)A	$ 25.80

Class C: Net Asset Value and offering price per share ($486,287 ÷ 18,831 shares)A	$ 25.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,006,287 ÷ 36,178 shares)	$ 27.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007

Investment Income
Dividends (including $7,559 earned from other affiliated issuers)		$ 48,934
Interest		282
Income from Fidelity Central Funds		3,895
Total income		53,111

Expenses
Management fee	$ 45,171
Transfer agent fees	16,862
Distribution fees	37,446
Accounting and security lending fees	1,253
Custodian fees and expenses	475
Independent trustees' compensation	28
Registration fees	240
Audit	110
Legal	97
Interest	316
Miscellaneous	1,971
Total expenses before reductions	103,969
Expense reductions	(590)	103,379
Net investment income (loss)		(50,268)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	928,854
Other affiliated issuers	294,288
Foreign currency transactions	(2,366)
Total net realized gain (loss)		1,220,776
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $836)	(283,260)
Assets and liabilities in foreign currencies	472
Total change in net unrealized appreciation (depreciation)		(282,788)
Net gain (loss)		937,988
Net increase (decrease) in net assets resulting from operations		$ 887,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (50,268)	$ (35,057)
Net realized gain (loss)	1,220,776	818,962
Change in net unrealized appreciation (depreciation)	(282,788)	171,055
Net increase (decrease) in net assets resulting from operations	887,720	954,960
Distributions to shareholders from net realized gain	(607,303)	(1,021,388)
Share transactions - net increase (decrease)	(164,364)	(24,538)
Total increase (decrease) in net assets	116,053	(90,966)

Net Assets
Beginning of period	7,794,112	7,885,078
End of period (including accumulated net investment loss of $1 and undistributed net investment income of $668, respectively)	$ 7,910,165	$ 7,794,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.10	$ 26.31	$ 24.84	$ 21.08	$ 15.73
Income from Investment Operations
Net investment income (loss) C	(.12)	(.06)	(.04)	.03 F, H	(.06)
Net realized and unrealized gain (loss)	3.02	3.26	2.68	3.73	5.41
Total from investment operations	2.90	3.20	2.64	3.76	5.35
Distributions from net realized gain	(2.07)	(3.41)	(1.17)	-	-
Net asset value, end of period	$ 26.93	$ 26.10	$ 26.31	$ 24.84	$ 21.08
Total Return A, B	11.97%	13.57%	11.16%	17.84%	34.01%
Ratios to Average Net Assets D, G
Expenses before reductions	1.10%	1.10%	1.15%	1.18%	1.21%
Expenses net of fee waivers, if any	1.10%	1.10%	1.15%	1.18%	1.21%
Expenses net of all reductions	1.09%	1.08%	1.08%	1.11%	1.07%
Net investment income (loss)	(.44)%	(.25)%	(.18)%	.14% H	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,850	$ 1,646	$ 1,565	$ 1,479	$ 877
Portfolio turnover rate E	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.31	$ 26.48	$ 24.99	$ 21.24	$ 15.87
Income from Investment Operations
Net investment income (loss) C	(.17)	(.10)	(.08)	- F, H, I	(.09)
Net realized and unrealized gain (loss)	3.04	3.28	2.71	3.75	5.46
Total from investment operations	2.87	3.18	2.63	3.75	5.37
Distributions from net realized gain	(2.02)	(3.35)	(1.14)	-	-
Net asset value, end of period	$ 27.16	$ 26.31	$ 26.48	$ 24.99	$ 21.24
Total Return A, B	11.73%	13.36%	11.01%	17.66%	33.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.28%	1.31%	1.32%	1.39%
Expenses net of fee waivers, if any	1.30%	1.28%	1.31%	1.32%	1.39%
Expenses net of all reductions	1.29%	1.26%	1.24%	1.25%	1.24%
Net investment income (loss)	(.63)%	(.43)%	(.34)%	(.01)% I	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,946	$ 4,055	$ 4,182	$ 4,698	$ 3,228
Portfolio turnover rate E	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03% respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.06	$ 25.35	$ 23.97	$ 20.51	$ 15.41
Income from Investment Operations
Net investment income (loss) C	(.32)	(.25)	(.23)	(.14) F, H	(.18)
Net realized and unrealized gain (loss)	2.92	3.14	2.60	3.60	5.28
Total from investment operations	2.60	2.89	2.37	3.46	5.10
Distributions from net realized gain	(1.86)	(3.18)	(.99)	-	-
Net asset value, end of period	$ 25.80	$ 25.06	$ 25.35	$ 23.97	$ 20.51
Total Return A, B	11.08%	12.62%	10.30%	16.87%	33.10%
Ratios to Average Net Assets D, G
Expenses before reductions	1.91%	1.92%	1.95%	1.97%	1.98%
Expenses net of fee waivers, if any	1.91%	1.92%	1.95%	1.97%	1.98%
Expenses net of all reductions	1.90%	1.90%	1.89%	1.91%	1.84%
Net investment income (loss)	(1.24)%	(1.07)%	(.98)%	(.66)% H	(1.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 621	$ 763	$ 874	$ 972	$ 829
Portfolio turnover rate E	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.09	$ 25.38	$ 24.00	$ 20.52	$ 15.42
Income from Investment Operations
Net investment income (loss) C	(.30)	(.24)	(.22)	(.13) F, H	(.18)
Net realized and unrealized gain (loss)	2.91	3.14	2.61	3.61	5.28
Total from investment operations	2.61	2.90	2.39	3.48	5.10
Distributions from net realized gain	(1.88)	(3.19)	(1.01)	-	-
Net asset value, end of period	$ 25.82	$ 25.09	$ 25.38	$ 24.00	$ 20.52
Total Return A, B	11.13%	12.66%	10.38%	16.96%	33.07%
Ratios to Average Net Assets D, G
Expenses before reductions	1.86%	1.86%	1.90%	1.92%	1.92%
Expenses net of fee waivers, if any	1.86%	1.86%	1.90%	1.92%	1.92%
Expenses net of all reductions	1.85%	1.84%	1.84%	1.85%	1.78%
Net investment income (loss)	(1.19)%	(1.01)%	(.93)%	(.60)% H	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 486	$ 525	$ 577	$ 653	$ 500
Portfolio turnover rate E	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.10 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.90	$ 27.04	$ 25.48	$ 21.54	$ 16.00
Income from Investment Operations
Net investment income (loss) B	(.04)	.02	.05	.12 E, G	.02
Net realized and unrealized gain (loss)	3.11	3.35	2.76	3.82	5.52
Total from investment operations	3.07	3.37	2.81	3.94	5.54
Distributions from net realized gain	(2.16)	(3.51)	(1.25)	-	-
Net asset value, end of period	$ 27.81	$ 26.90	$ 27.04	$ 25.48	$ 21.54
Total Return A	12.29%	13.90%	11.58%	18.29%	34.63%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.78%	.79%	.79%	.81%
Expenses net of fee waivers, if any	.80%	.78%	.79%	.79%	.81%
Expenses net of all reductions	.80%	.76%	.73%	.73%	.66%
Net investment income (loss)	(.14)%	.07%	.18%	.52% G	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 1,006	$ 804	$ 687	$ 647	$ 393
Portfolio turnover rate D	101%	142%	138%	130%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.10 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

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3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,505,380
Unrealized depreciation	(450,617)
Net unrealized appreciation (depreciation)	1,054,763
Undistributed ordinary income	337,545
Undistributed long-term capital gain	662,099

Cost for federal income tax purposes	$ 7,154,847

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 105,851	$ 161,242
Long-term Capital Gains	501,452	860,146
Total	$ 607,303	$ 1,021,388

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

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3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,106,492 and $8,727,430, respectively.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on October 17, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on November 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (October, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,495	$ 243
Class T	.25%	.25%	20,589	412
Class B	.75%	.25%	7,156	5,373
Class C	.75%	.25%	5,206	120
			$ 37,446	$ 6,148

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86
Class T	49
Class B*	808
Class C*	9
$ 952

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,281.24
Class T	7,475.18
Class B	2,078.29
Class C	1,254.24
Institutional Class	1,774.19
	$ 16,862

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $187 for the period.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,813	5.22%	$ 313

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,020.

Annual Report

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,537. The weighted average interest rate was 5.60%. The interest expense amounted to $3 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $243 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $53. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 58
Class T	56
Class B	1
Class C	4
Institutional Class	32
$ 151

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Other - continued

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net realized gain
Class A	$ 132,424	$ 208,630
Class T	313,494	536,587
Class B	56,687	111,181
Class C	39,472	73,586
Institutional Class	65,226	91,404
Total	$ 607,303	$ 1,021,388

Annual Report

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	19,701	15,988	$ 521,466	$ 390,056
Reinvestment of distributions	5,140	8,225	126,603	198,611
Shares redeemed	(19,206)	(20,619)	(505,969)	(498,840)
Net increase (decrease)	5,635	3,594	$ 142,100	$ 89,827
Class T
Shares sold	29,017	31,635	$ 774,090	$ 779,229
Reinvestment of distributions	12,168	21,301	302,822	519,267
Shares redeemed	(50,055)	(56,713)	(1,329,001)	(1,388,947)
Net increase (decrease)	(8,870)	(3,777)	$ (252,089)	$ (90,451)
Class B
Shares sold	469	819	$ 11,725	$ 19,311
Reinvestment of distributions	2,190	4,343	52,096	101,561
Shares redeemed	(9,059)	(9,180)	(229,537)	(214,240)
Net increase (decrease)	(6,400)	(4,018)	$ (165,716)	$ (93,368)
Class C
Shares sold	858	1,280	$ 21,454	$ 30,094
Reinvestment of distributions	1,420	2,674	33,794	62,595
Shares redeemed	(4,355)	(5,793)	(110,257)	(135,813)
Net increase (decrease)	(2,077)	(1,839)	$ (55,009)	$ (43,124)
Institutional Class
Shares sold	9,980	8,282	$ 271,561	$ 206,249
Reinvestment of distributions	2,203	3,018	55,866	74,855
Shares redeemed	(5,901)	(6,812)	(161,077)	(168,526)
Net increase (decrease)	6,282	4,488	$ 166,350	$ 112,578

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Mid Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Mid Cap. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Mid Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Mid Cap. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mid Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mid Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Mid Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/17/07	12/14/07	$0.00	$3.42
	1/14/08	1/11/08	$0.00	$0.13

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $662,099,428, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 46% and 4% of the dividends distributed in December 2006 and January 2007, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 23.42% and 12.99% of the dividends distributed in December 2006 and January 2007, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 17, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 6

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Mid Cap Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	2,935,780,342.18	68.069
Against	756,848,672.26	17.548
Abstain	226,279,997.76	5.247
Uninstructed	394,032,488.10	9.136
TOTAL	4,312,941,500.30	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MCI-UANN-0108
1.786696.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On September 19, 2007, shareholders of Fidelity® Advisor Small Cap Fund approved a new management contract for the fund, effective October 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell 2000® Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	5.31%	14.64%	13.33%
Class T (incl. 3.50% sales charge)	7.61%	14.96%	13.36%
Class B (incl. contingent deferred sales charge) B	5.88%	14.88%	13.37%
Class C (incl. contingent deferred sales charge) C	9.89%	15.16%	13.24%

A From September 9, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Class T on September 9, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Harmon, Portfolio Manager of Fidelity® Advisor Small Cap Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the year ending November 30, 2007, the fund's Class A, Class T, Class B and Class C shares gained 11.73%, 11.51%, 10.88% and 10.89%, respectively (excluding sales charges), significantly outpacing the Russell 2000. The biggest positive was strong security selection among stocks classified as industrials. My largest position in the sector - and the fund - at period end was FTI Consulting, a business consulting company that benefited from its strong, growing business operations. Netherlands-based Chicago Bridge & Iron, which provides engineering and construction services, also performed well. In financials, good industry and stock selection contributed, while strong picks in consumer discretionary helped as well. Other individual positives included positions in South Africa-based MTN Group, the largest provider of mobile phone service in Africa and the Middle East, and Mettler-Toledo International, a maker of highly precise industrial scales. The fund's 11% average cash position also helped, given the weak small-cap market. In contrast, the health care and materials sectors were sources of underperformance. A notable detractor was money-transfer company MoneyGram International, a holding hurt by its exposure to subprime investments. Another disappointment was Fair Isaac, which owns the valuable "FICO" credit score franchise. The company reinvested some of its FICO-related profits in unsuccessful new products. Some of the stocks mentioned in this report are not in the fund's index, and several were no longer held by the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 979.00	$ 6.60
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.73
Class T
Actual	$ 1,000.00	$ 978.00	$ 7.59
HypotheticalA	$ 1,000.00	$ 1,017.40	$ 7.74
Class B
Actual	$ 1,000.00	$ 975.00	$ 10.45
HypotheticalA	$ 1,000.00	$ 1,014.49	$ 10.66
Class C
Actual	$ 1,000.00	$ 975.20	$ 10.35
HypotheticalA	$ 1,000.00	$ 1,014.59	$ 10.56
Institutional Class
Actual	$ 1,000.00	$ 980.40	$ 5.01
HypotheticalA	$ 1,000.00	$ 1,020.00	$ 5.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.33%
Class T	1.53%
Class B	2.11%
Class C	2.09%
Institutional Class	1.01%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
FTI Consulting, Inc.	5.3	2.5
Mettler-Toledo International, Inc.	3.5	2.8
Alliant Techsystems, Inc.	3.4	2.3
DRS Technologies, Inc.	2.7	1.8
MTN Group Ltd.	2.7	1.7
Chicago Bridge & Iron Co. NV (NY Shares)	2.5	1.7
Aspen Insurance Holdings Ltd.	2.0	1.8
URS Corp.	1.8	0.8
UAP Holding Corp.	1.7	0.5
Health Care REIT, Inc.	1.6	0.0
	27.2
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.0	23.8
Financials	17.3	15.7
Information Technology	13.5	15.6
Energy	7.9	4.9
Health Care	7.5	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 84.7%		Stocks 92.9%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 15.2%		Short-Term Investments and Net Other Assets 7.1%
* Foreign investments	24.5%	** Foreign investments	19.6%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 84.7%
	Shares		Value (000s)
CONSUMER DISCRETIONARY - 4.0%
Auto Components - 0.9%
Aftermarket Technology Corp. (a)(e)	1,211,200		$ 33,817
Diversified Consumer Services - 0.5%
Navitas Ltd.	8,697,972		16,135
Internet & Catalog Retail - 0.7%
FTD Group, Inc.	208,962		2,800
Priceline.com, Inc. (a)	201,200		22,897
			25,697
Media - 1.9%
Aeroplan Income Fund	1,357,600		31,229
Dow Jones & Co., Inc.	645,752		38,584
			69,813
TOTAL CONSUMER DISCRETIONARY			145,462
CONSUMER STAPLES - 2.5%
Beverages - 0.6%
Grolsch NV	298,060		20,908
Food & Staples Retailing - 0.7%
Nash-Finch Co.	672,086		23,987
Seiyu Ltd.	646,000		812
			24,799
Personal Products - 1.2%
Chattem, Inc. (a)(d)	603,400		42,787
TOTAL CONSUMER STAPLES			88,494
ENERGY - 7.9%
Energy Equipment & Services - 2.8%
Atwood Oceanics, Inc. (a)	651,000		56,800
Petroleum Geo-Services ASA	1,470,850		42,159
			98,959
Oil, Gas & Consumable Fuels - 5.1%
Forest Oil Corp. (a)	449,635		21,169
Petroleum Development Corp. (a)	674,038		34,154
PrimeWest Energy Trust	1,961,900		52,528
Quicksilver Resources, Inc. (a)	508,700		25,740
Common Stocks - continued
	Shares		Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Range Resources Corp.	611,900		$ 24,892
Western Refining, Inc.	872,593		25,218
			183,701
TOTAL ENERGY			282,660
FINANCIALS - 17.3%
Capital Markets - 1.8%
HCI Capital AG	1,199,977		26,192
MPC Muenchmeyer Petersen Capital AG	451,361		37,737
			63,929
Commercial Banks - 0.5%
Gunma Bank Ltd.	2,268,000		16,641
Diversified Financial Services - 0.8%
International Securities Exchange, Inc. Class A	454,572		30,543
Insurance - 10.6%
Affirmative Insurance Holdings, Inc. (e)	1,118,244		12,379
Aspen Insurance Holdings Ltd.	2,503,300		72,095
Commerce Group, Inc., Massachusetts	1,217,072		43,754
First Mercury Financial Corp. (e)	1,000,235		21,225
Hilb Rogal & Hobbs Co.	473,600		20,246
Mercer Insurance Group, Inc. (e)	656,100		11,620
Platinum Underwriters Holdings Ltd.	1,171,370		42,544
Protective Life Corp.	690,100		28,556
Reinsurance Group of America, Inc.	1,004,900		54,375
RLI Corp.	637,250		37,999
StanCorp Financial Group, Inc.	687,200		35,796
			380,589
Real Estate Investment Trusts - 3.0%
Health Care REIT, Inc.	1,331,669		59,672
Realty Income Corp. (d)	1,720,700		49,040
			108,712
Thrifts & Mortgage Finance - 0.6%
Interhyp AG	94,944		6,702
Partners Trust Financial Group, Inc.	1,211,040		15,441
			22,143
TOTAL FINANCIALS			622,557
Common Stocks - continued
	Shares		Value (000s)
HEALTH CARE - 7.5%
Health Care Equipment & Supplies - 0.9%
Medical Action Industries, Inc. (a)(e)	812,855		$ 16,265
Medisize Holding AG (e)	252,990		16,976
			33,241
Health Care Providers & Services - 4.2%
CML Healthcare Income Fund	1,633,600		28,184
Pediatrix Medical Group, Inc. (a)	426,100		27,552
RehabCare Group, Inc. (a)(e)	1,101,945		25,455
ResCare, Inc. (a)	1,337,292		30,464
United Drug PLC (Ireland)	7,555,600		39,129
			150,784
Pharmaceuticals - 2.4%
Barr Pharmaceuticals, Inc. (a)	713,600		38,320
Sciele Pharma, Inc. (a)(d)(e)	2,125,754		47,447
			85,767
TOTAL HEALTH CARE			269,792
INDUSTRIALS - 25.0%
Aerospace & Defense - 8.2%
Alliant Techsystems, Inc. (a)	1,039,167		121,406
DRS Technologies, Inc.	1,649,100		97,643
Moog, Inc. Class A (a)	400,000		18,032
VT Group PLC	4,305,151		57,036
			294,117
Commercial Services & Supplies - 6.7%
CBIZ, Inc. (a)	1,761,518		16,276
First Consulting Group, Inc. (a)	748,327		9,579
FTI Consulting, Inc. (a)(e)	3,371,114		192,153
Prosegur Comp Securidad SA (Reg.)	663,352		24,378
			242,386
Construction & Engineering - 4.3%
Chicago Bridge & Iron Co. NV (NY Shares)	1,691,900		89,924
URS Corp. (a)	1,102,869		63,404
			153,328
Electrical Equipment - 2.0%
Belden, Inc.	379,711		17,486
Genlyte Group, Inc. (a)	567,500		53,487
			70,973
Common Stocks - continued
	Shares		Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 2.1%
Bidvest Group Ltd.	1,066,600		$ 18,807
DCC plc (Ireland)	2,297,700		57,144
			75,951
Trading Companies & Distributors - 1.7%
UAP Holding Corp.	2,027,376		60,639
TOTAL INDUSTRIALS			897,394
INFORMATION TECHNOLOGY - 13.5%
Communications Equipment - 1.7%
Adtran, Inc.	1,737,847		37,694
Avocent Corp. (a)	1		0
NETGEAR, Inc. (a)	669,374		22,685
			60,379
Electronic Equipment & Instruments - 4.8%
Diploma PLC	1,004,384		19,614
Elec & Eltek International Co. Ltd.	1,508,000		2,699
Insight Enterprises, Inc. (a)	1,297,788		25,709
Mettler-Toledo International, Inc. (a)	1,078,700		125,518
			173,540
Internet Software & Services - 1.4%
j2 Global Communications, Inc. (a)	2,021,192		49,155
Websense, Inc. (a)	110,724		1,809
			50,964
IT Services - 0.9%
ManTech International Corp. Class A (a)	800,000		30,952
Software - 4.7%
Blackbaud, Inc.	1,046,625		29,787
Cognos, Inc. (a)	934,600		53,534
EPIQ Systems, Inc. (a)(e)	2,826,104		49,231
Quest Software, Inc. (a)	2,255,866		36,477
			169,029
TOTAL INFORMATION TECHNOLOGY			484,864
MATERIALS - 3.3%
Chemicals - 1.4%
Airgas, Inc.	993,410		49,154
Common Stocks - continued
	Shares		Value (000s)
MATERIALS - continued
Metals & Mining - 1.9%
Carpenter Technology Corp.	658,600		$ 49,691
Titanium Metals Corp.	650,109		19,289
			68,980
TOTAL MATERIALS			118,134
TELECOMMUNICATION SERVICES - 3.4%
Wireless Telecommunication Services - 3.4%
MTN Group Ltd.	4,795,800		96,973
SunCom Wireless Holdings, Inc. (a)	971,213		25,757
			122,730
UTILITIES - 0.3%
Electric Utilities - 0.3%
Westar Energy, Inc.	454,404		11,774
TOTAL COMMON STOCKS (Cost $2,491,007)		3,043,861
Convertible Bonds - 0.1%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
Jumbo SA 0.1% 8/8/13	EUR	52	1,832
TOTAL CONVERTIBLE BONDS (Cost $665)			1,832
Money Market Funds - 16.5%
	Shares	Value (000s)
Fidelity Cash Central Fund, 4.73% (b)	530,255,709	$ 530,256
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	62,490,175	62,490
TOTAL MONEY MARKET FUNDS (Cost $592,746)		592,746
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,084,418)		3,638,439
NET OTHER ASSETS - (1.3)%		(46,259)
NET ASSETS - 100%		$ 3,592,180
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 19,756
Fidelity Securities Lending Cash Central Fund	551
Total	$ 20,307
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Affirmative Insurance Holdings, Inc.	$ 10,784	$ 6,845	$ -	$ 78	$ 12,379
Aftermarket Technology Corp.	18,383	7,126	-	-	33,817
Allied Healthcare International, Inc.	5,391	-	6,147	-	-
Belden, Inc.	100,040	3,621	111,077	521	-
Chattem, Inc.	50,368	-	24,657	-	-
EPIQ Systems, Inc.	13,527	22,932	-	-	49,231
First Mercury Financial Corp.	-	20,868	-	-	21,225
FTI Consulting, Inc.	66,488	35,907	-	-	192,153
INTOPS Co. Ltd.	16,562	-	13,073	234	-
Medical Action Industries, Inc.	15,712	1,161	-	-	16,265
Medisize Holding AG	15,829	-	-	284	16,976
Mercer Insurance Group, Inc.	7,781	4,731	-	100	11,620
Nash-Finch Co.	-	57,008	23,420	544	-
RehabCare Group, Inc.	-	21,234	-	-	25,455
Sciele Pharma, Inc.	-	53,712	-	-	47,447
Total	$ 320,865	$ 235,145	$ 178,374	$ 1,761	$ 426,568
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.5%
Canada	4.6%
South Africa	3.2%
Bermuda	3.2%
Netherlands	3.1%
Ireland	2.7%
United Kingdom	2.1%
Germany	2.0%
Norway	1.2%
Others (individually less than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $61,529) - See accompanying schedule: Unaffiliated issuers (cost $2,169,865)	$ 2,619,125
Fidelity Central Funds (cost $592,746)	592,746
Other affiliated issuers (cost $321,807)	426,568
Total Investments (cost $3,084,418)		$ 3,638,439
Cash		1,222
Receivable for investments sold		50,179
Receivable for fund shares sold		3,969
Dividends receivable		3,937
Distributions receivable from Fidelity Central Funds		2,726
Other receivables		62
Total assets		3,700,534

Liabilities
Payable for investments purchased	$ 26,848
Payable for fund shares redeemed	13,774
Accrued management fee	2,115
Distribution fees payable	1,232
Other affiliated payables	823
Other payables and accrued expenses	1,072
Collateral on securities loaned, at value	62,490
Total liabilities		108,354

Net Assets		$ 3,592,180
Net Assets consist of:
Paid in capital		$ 2,887,877
Undistributed net investment income		651
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		149,633
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		554,019
Net Assets		$ 3,592,180

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,011,774 ÷ 40,269.7 shares)	$ 25.12

Maximum offering price per share (100/94.25 of $25.12)	$ 26.65
Class T: Net Asset Value and redemption price per share ($1,515,190 ÷ 61,860.5 shares)	$ 24.49

Maximum offering price per share (100/96.50 of $24.49)	$ 25.38
Class B: Net Asset Value and offering price per share ($158,780 ÷ 6,900.5 shares)A	$ 23.01

Class C: Net Asset Value and offering price per share ($306,163 ÷ 13,194.9 shares)A	$ 23.20

Institutional Class: Net Asset Value, offering price and redemption price per share ($600,273 ÷ 23,056.4 shares)	$ 26.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2007

Investment Income
Dividends (including $1,761 earned from other affiliated issuers)		$ 31,909
Interest		59
Income from Fidelity Central Funds		20,307
Total income		52,275

Expenses
Management fee	$ 25,536
Transfer agent fees	8,709
Distribution fees	15,218
Accounting and security lending fees	1,041
Custodian fees and expenses	222
Independent trustees' compensation	12
Registration fees	188
Audit	68
Legal	37
Miscellaneous	1,110
Total expenses before reductions	52,141
Expense reductions	(410)	51,731
Net investment income (loss)		544
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	131,591
Other affiliated issuers	25,191
Foreign currency transactions	30
Total net realized gain (loss)		156,812
Change in net unrealized appreciation (depreciation) on: Investment securities	226,709
Assets and liabilities in foreign currencies	(36)
Total change in net unrealized appreciation (depreciation)		226,673
Net gain (loss)		383,485
Net increase (decrease) in net assets resulting from operations		$ 384,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 544	$ (20,869)
Net realized gain (loss)	156,812	343,177
Change in net unrealized appreciation (depreciation)	226,673	(26,341)
Net increase (decrease) in net assets resulting from operations	384,029	295,967
Distributions to shareholders from net realized gain	(270,064)	(579,175)
Share transactions - net increase (decrease)	98,030	461,091
Total increase (decrease) in net assets	211,995	177,883

Net Assets
Beginning of period	3,380,185	3,202,302
End of period (including undistributed net investment income of $651 and $0, respectively)	$ 3,592,180	$ 3,380,185

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 24.38	$ 26.65	$ 24.10	$ 19.63	$ 15.56
Income from Investment Operations
Net investment income (loss) C	.04	(.11)	(.19)	(.17) F	(.16)
Net realized and unrealized gain (loss)	2.61	2.37	2.78	4.64	4.23
Total from investment operations	2.65	2.26	2.59	4.47	4.07
Distributions from net realized gain	(1.91)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 25.12	$ 24.38	$ 26.65	$ 24.10	$ 19.63
Total Return A, B	11.73%	9.62%	10.77%	22.77%	26.16%
Ratios to Average Net Assets D, G
Expenses before reductions	1.31%	1.32%	1.39%	1.36%	1.39%
Expenses net of fee waivers, if any	1.31%	1.32%	1.39%	1.36%	1.39%
Expenses net of all reductions	1.30%	1.28%	1.36%	1.34%	1.35%
Net investment income (loss)	.15%	(.46)%	(.74)%	(.81)%	(.99)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,012	$ 805	$ 636	$ 432	$ 193
Portfolio turnover rate E	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.86	$ 26.22	$ 23.74	$ 19.38	$ 15.40
Income from Investment Operations
Net investment income (loss) C	(.01)	(.15)	(.22)	(.22) F	(.20)
Net realized and unrealized gain (loss)	2.55	2.32	2.74	4.58	4.18
Total from investment operations	2.54	2.17	2.52	4.36	3.98
Distributions from net realized gain	(1.91)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 24.49	$ 23.86	$ 26.22	$ 23.74	$ 19.38
Total Return A, B	11.51%	9.40%	10.64%	22.50%	25.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.50%	1.50%	1.54%	1.58%	1.63%
Expenses net of fee waivers, if any	1.50%	1.50%	1.54%	1.58%	1.63%
Expenses net of all reductions	1.49%	1.46%	1.51%	1.57%	1.59%
Net investment income (loss)	(.04)%	(.64)%	(.89)%	(1.04)%	(1.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,515	$ 1,521	$ 1,514	$ 1,240	$ 854
Portfolio turnover rate E	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.65	$ 25.24	$ 23.00	$ 18.88	$ 15.09
Income from Investment Operations
Net investment income (loss) C	(.14)	(.28)	(.35)	(.33) F	(.28)
Net realized and unrealized gain (loss)	2.41	2.22	2.63	4.45	4.07
Total from investment operations	2.27	1.94	2.28	4.12	3.79
Distributions from net realized gain	(1.91)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 23.01	$ 22.65	$ 25.24	$ 23.00	$ 18.88
Total Return A, B	10.88%	8.75%	9.93%	21.82%	25.12%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.09%	2.12%	2.13%	2.18%	2.19%
Expenses net of fee waivers, if any	2.09%	2.12%	2.13%	2.18%	2.19%
Expenses net of all reductions	2.08%	2.08%	2.10%	2.16%	2.15%
Net investment income (loss)	(.63)%	(1.26)%	(1.48)%	(1.63)%	(1.79)%
Supplemental Data
Net assets, end of period (in millions)	$ 159	$ 221	$ 315	$ 343	$ 298
Portfolio turnover rate E	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.82	$ 25.39	$ 23.12	$ 18.97	$ 15.15
Income from Investment Operations
Net investment income (loss) C	(.14)	(.27)	(.35)	(.32) F	(.27)
Net realized and unrealized gain (loss)	2.43	2.23	2.66	4.47	4.09
Total from investment operations	2.29	1.96	2.31	4.15	3.82
Distributions from net realized gain	(1.91)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 23.20	$ 22.82	$ 25.39	$ 23.12	$ 18.97
Total Return A, B	10.89%	8.78%	10.01%	21.88%	25.21%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.07%	2.10%	2.12%	2.13%
Expenses net of fee waivers, if any	2.06%	2.07%	2.10%	2.12%	2.13%
Expenses net of all reductions	2.05%	2.04%	2.07%	2.10%	2.09%
Net investment income (loss)	(.60)%	(1.21)%	(1.45)%	(1.57)%	(1.73)%
Supplemental Data
Net assets, end of period (in millions)	$ 306	$ 311	$ 317	$ 294	$ 241
Portfolio turnover rate E	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.19	$ 27.31	$ 24.60	$ 19.96	$ 15.76
Income from Investment Operations
Net investment income (loss) B	.12	(.03)	(.09)	(.10) E	(.10)
Net realized and unrealized gain (loss)	2.70	2.44	2.84	4.74	4.30
Total from investment operations	2.82	2.41	2.75	4.64	4.20
Distributions from net realized gain	(1.98)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 26.03	$ 25.19	$ 27.31	$ 24.60	$ 19.96
Total Return A	12.09%	9.99%	11.20%	23.25%	26.65%
Ratios to Average Net Assets C, F
Expenses before reductions	.99%	.97%	.98%	1.01%	.99%
Expenses net of fee waivers, if any	.99%	.97%	.98%	1.01%	.99%
Expenses net of all reductions	.98%	.94%	.95%	.99%	.95%
Net investment income (loss)	.47%	(.12)%	(.33)%	(.46)%	(.58)%
Supplemental Data
Net assets, end of period (in millions)	$ 600	$ 523	$ 421	$ 227	$ 108
Portfolio turnover rate D	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 609,986
Unrealized depreciation	(55,968)
Net unrealized appreciation (depreciation)	554,018
Undistributed long-term capital gain	136,654

Cost for federal income tax purposes	$ 3,084,421

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 1,443	$ -
Long-term Capital Gains	268,621	579,175
Total	$ 270,064	$ 579,175

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,074,070 and $2,358,861, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on September 19, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (September, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,334	$ 277
Class T	.25%	.25%	7,883	196
Class B	.75%	.25%	1,868	1,403
Class C	.75%	.25%	3,133	298
			$ 15,218	$ 2,174

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 255
Class T	58
Class B*	248
Class C*	20
$ 581

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,595.28
Class T	3,446.22
Class B	570.31
Class C	882.28
Institutional Class	1,216.21
	$ 8,709

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $52 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $511.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $266 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 33
Class T	24
Class C	3
Institutional Class	12
$ 72

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net realized gain
Class A	$ 63,271	$ 117,199
Class T	121,582	271,591
Class B	18,441	57,646
Class C	25,941	59,141
Institutional Class	40,829	73,598
Total	$ 270,064	$ 579,175

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	16,385	19,018	$ 400,061	$ 449,616
Reinvestment of distributions	2,514	4,516	56,900	107,554
Shares redeemed	(11,637)	(14,391)	(282,496)	(337,425)
Net increase (decrease)	7,262	9,143	$ 174,465	$ 219,745
Class T
Shares sold	16,471	20,377	$ 391,722	$ 472,271
Reinvestment of distributions	5,222	10,888	115,404	254,635
Shares redeemed	(23,580)	(25,248)	(561,740)	(584,580)
Net increase (decrease)	(1,887)	6,017	$ (54,614)	$ 142,326
Class B
Shares sold	591	975	$ 13,203	$ 21,624
Reinvestment of distributions	805	2,263	16,801	50,636
Shares redeemed	(4,241)	(5,954)	(94,084)	(130,758)
Net increase (decrease)	(2,845)	(2,716)	$ (64,080)	$ (58,498)
Class C
Shares sold	1,932	2,638	$ 43,680	$ 58,749
Reinvestment of distributions	1,087	2,271	22,879	51,148
Shares redeemed	(3,452)	(3,783)	(77,743)	(83,750)
Net increase (decrease)	(433)	1,126	$ (11,184)	$ 26,147
Institutional Class
Shares sold	7,575	9,287	$ 190,462	$ 225,638
Reinvestment of distributions	1,474	2,264	34,456	55,502
Shares redeemed	(6,736)	(6,206)	(171,475)	(149,769)
Net increase (decrease)	2,313	5,345	$ 53,443	$ 131,371

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Small Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Small Cap. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Small Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Small Cap. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Small Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Small Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Small Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/17/2007	12/14/2007	-	$0.89
	01/14/2008	01/11/2008	-	$0.055
Class T	12/17/2007	12/14/2007	-	$0.89
	01/14/2008	01/11/2008	-	$0.055
Class B	12/17/2007	12/14/2007	-	$0.89
	01/14/2008	01/11/2008	-	$0.055
Class C	12/17/2007	12/14/2007	-	$0.89
	01/14/2008	01/11/2008	-	$0.055

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007 $150,508,085, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 7

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Small Cap Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	1,281,132,539.81	66.991
Against	398,823,660.59	20.855
Abstain	177,531,657.89	9.283
Uninstructed	54,918,474.39	2.871
TOTAL	1,912,406,332.68	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.
Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCF-UANN-0108
1.786697.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Small Cap

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On September 19, 2007, shareholders of Fidelity® Advisor Small Cap Fund approved a new management contract for the fund, effective October 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell 2000® Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Life of fund A
Institutional Class	12.09%	16.43%	14.46%

A From September 9, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Institutional Class on September 9, 1998, when the fund started. The chart shows how the value of your investment would have changed and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Harmon, Portfolio Manager of Fidelity® Advisor Small Cap Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch-precipitated by the housing market slowdown and the subprime mortgage crisis-weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months ending November 30, 2007, the fund's Institutional Class shares gained 12.09%, significantly outpacing the Russell 2000. The biggest positive was strong security selection among stocks classified as industrials. My largest position in the sector - and the fund - at period end was FTI Consulting, a business consulting company that benefited from its strong, growing business operations. Netherlands-based Chicago Bridge & Iron, which provides engineering and construction services, also performed well. In financials, good industry and stock selection contributed, while strong picks in consumer discretionary helped as well. Other individual positives included positions in South Africa-based MTN Group, the largest provider of mobile phone service in Africa and the Middle East, and Mettler-Toledo International, a maker of highly precise industrial scales. The fund's 11% average cash position also helped, given the weak small-cap market. In contrast, the health care and materials sectors were sources of underperformance. A notable detractor was money-transfer company MoneyGram International, a holding hurt by its exposure to subprime investments. Another disappointment was Fair Isaac, which owns the valuable "FICO" credit score franchise. The company reinvested some of its FICO-related profits in unsuccessful new products. Some of the stocks mentioned in this report are not in the fund's index, and several were no longer held by the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 979.00	$ 6.60
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.73
Class T
Actual	$ 1,000.00	$ 978.00	$ 7.59
HypotheticalA	$ 1,000.00	$ 1,017.40	$ 7.74
Class B
Actual	$ 1,000.00	$ 975.00	$ 10.45
HypotheticalA	$ 1,000.00	$ 1,014.49	$ 10.66
Class C
Actual	$ 1,000.00	$ 975.20	$ 10.35
HypotheticalA	$ 1,000.00	$ 1,014.59	$ 10.56
Institutional Class
Actual	$ 1,000.00	$ 980.40	$ 5.01
HypotheticalA	$ 1,000.00	$ 1,020.00	$ 5.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.33%
Class T	1.53%
Class B	2.11%
Class C	2.09%
Institutional Class	1.01%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
FTI Consulting, Inc.	5.3	2.5
Mettler-Toledo International, Inc.	3.5	2.8
Alliant Techsystems, Inc.	3.4	2.3
DRS Technologies, Inc.	2.7	1.8
MTN Group Ltd.	2.7	1.7
Chicago Bridge & Iron Co. NV (NY Shares)	2.5	1.7
Aspen Insurance Holdings Ltd.	2.0	1.8
URS Corp.	1.8	0.8
UAP Holding Corp.	1.7	0.5
Health Care REIT, Inc.	1.6	0.0
	27.2
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.0	23.8
Financials	17.3	15.7
Information Technology	13.5	15.6
Energy	7.9	4.9
Health Care	7.5	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 84.7%		Stocks 92.9%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 15.2%		Short-Term Investments and Net Other Assets 7.1%
* Foreign investments	24.5%	** Foreign investments	19.6%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 84.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 4.0%
Auto Components - 0.9%
Aftermarket Technology Corp. (a)(e)	1,211,200	$ 33,817
Diversified Consumer Services - 0.5%
Navitas Ltd.	8,697,972	16,135
Internet & Catalog Retail - 0.7%
FTD Group, Inc.	208,962	2,800
Priceline.com, Inc. (a)	201,200	22,897
		25,697
Media - 1.9%
Aeroplan Income Fund	1,357,600	31,229
Dow Jones & Co., Inc.	645,752	38,584
		69,813
TOTAL CONSUMER DISCRETIONARY		145,462
CONSUMER STAPLES - 2.5%
Beverages - 0.6%
Grolsch NV	298,060	20,908
Food & Staples Retailing - 0.7%
Nash-Finch Co.	672,086	23,987
Seiyu Ltd.	646,000	812
		24,799
Personal Products - 1.2%
Chattem, Inc. (a)(d)	603,400	42,787
TOTAL CONSUMER STAPLES		88,494
ENERGY - 7.9%
Energy Equipment & Services - 2.8%
Atwood Oceanics, Inc. (a)	651,000	56,800
Petroleum Geo-Services ASA	1,470,850	42,159
		98,959
Oil, Gas & Consumable Fuels - 5.1%
Forest Oil Corp. (a)	449,635	21,169
Petroleum Development Corp. (a)	674,038	34,154
PrimeWest Energy Trust	1,961,900	52,528
Quicksilver Resources, Inc. (a)	508,700	25,740
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Range Resources Corp.	611,900	$ 24,892
Western Refining, Inc.	872,593	25,218
		183,701
TOTAL ENERGY		282,660
FINANCIALS - 17.3%
Capital Markets - 1.8%
HCI Capital AG	1,199,977	26,192
MPC Muenchmeyer Petersen Capital AG	451,361	37,737
		63,929
Commercial Banks - 0.5%
Gunma Bank Ltd.	2,268,000	16,641
Diversified Financial Services - 0.8%
International Securities Exchange, Inc. Class A	454,572	30,543
Insurance - 10.6%
Affirmative Insurance Holdings, Inc. (e)	1,118,244	12,379
Aspen Insurance Holdings Ltd.	2,503,300	72,095
Commerce Group, Inc., Massachusetts	1,217,072	43,754
First Mercury Financial Corp. (e)	1,000,235	21,225
Hilb Rogal & Hobbs Co.	473,600	20,246
Mercer Insurance Group, Inc. (e)	656,100	11,620
Platinum Underwriters Holdings Ltd.	1,171,370	42,544
Protective Life Corp.	690,100	28,556
Reinsurance Group of America, Inc.	1,004,900	54,375
RLI Corp.	637,250	37,999
StanCorp Financial Group, Inc.	687,200	35,796
		380,589
Real Estate Investment Trusts - 3.0%
Health Care REIT, Inc.	1,331,669	59,672
Realty Income Corp. (d)	1,720,700	49,040
		108,712
Thrifts & Mortgage Finance - 0.6%
Interhyp AG	94,944	6,702
Partners Trust Financial Group, Inc.	1,211,040	15,441
		22,143
TOTAL FINANCIALS		622,557
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 7.5%
Health Care Equipment & Supplies - 0.9%
Medical Action Industries, Inc. (a)(e)	812,855	$ 16,265
Medisize Holding AG (e)	252,990	16,976
		33,241
Health Care Providers & Services - 4.2%
CML Healthcare Income Fund	1,633,600	28,184
Pediatrix Medical Group, Inc. (a)	426,100	27,552
RehabCare Group, Inc. (a)(e)	1,101,945	25,455
ResCare, Inc. (a)	1,337,292	30,464
United Drug PLC (Ireland)	7,555,600	39,129
		150,784
Pharmaceuticals - 2.4%
Barr Pharmaceuticals, Inc. (a)	713,600	38,320
Sciele Pharma, Inc. (a)(d)(e)	2,125,754	47,447
		85,767
TOTAL HEALTH CARE		269,792
INDUSTRIALS - 25.0%
Aerospace & Defense - 8.2%
Alliant Techsystems, Inc. (a)	1,039,167	121,406
DRS Technologies, Inc.	1,649,100	97,643
Moog, Inc. Class A (a)	400,000	18,032
VT Group PLC	4,305,151	57,036
		294,117
Commercial Services & Supplies - 6.7%
CBIZ, Inc. (a)	1,761,518	16,276
First Consulting Group, Inc. (a)	748,327	9,579
FTI Consulting, Inc. (a)(e)	3,371,114	192,153
Prosegur Comp Securidad SA (Reg.)	663,352	24,378
		242,386
Construction & Engineering - 4.3%
Chicago Bridge & Iron Co. NV (NY Shares)	1,691,900	89,924
URS Corp. (a)	1,102,869	63,404
		153,328
Electrical Equipment - 2.0%
Belden, Inc.	379,711	17,486
Genlyte Group, Inc. (a)	567,500	53,487
		70,973
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 2.1%
Bidvest Group Ltd.	1,066,600	$ 18,807
DCC plc (Ireland)	2,297,700	57,144
		75,951
Trading Companies & Distributors - 1.7%
UAP Holding Corp.	2,027,376	60,639
TOTAL INDUSTRIALS		897,394
INFORMATION TECHNOLOGY - 13.5%
Communications Equipment - 1.7%
Adtran, Inc.	1,737,847	37,694
Avocent Corp. (a)	1	0
NETGEAR, Inc. (a)	669,374	22,685
		60,379
Electronic Equipment & Instruments - 4.8%
Diploma PLC	1,004,384	19,614
Elec & Eltek International Co. Ltd.	1,508,000	2,699
Insight Enterprises, Inc. (a)	1,297,788	25,709
Mettler-Toledo International, Inc. (a)	1,078,700	125,518
		173,540
Internet Software & Services - 1.4%
j2 Global Communications, Inc. (a)	2,021,192	49,155
Websense, Inc. (a)	110,724	1,809
		50,964
IT Services - 0.9%
ManTech International Corp. Class A (a)	800,000	30,952
Software - 4.7%
Blackbaud, Inc.	1,046,625	29,787
Cognos, Inc. (a)	934,600	53,534
EPIQ Systems, Inc. (a)(e)	2,826,104	49,231
Quest Software, Inc. (a)	2,255,866	36,477
		169,029
TOTAL INFORMATION TECHNOLOGY		484,864
MATERIALS - 3.3%
Chemicals - 1.4%
Airgas, Inc.	993,410	49,154
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - 1.9%
Carpenter Technology Corp.	658,600	$ 49,691
Titanium Metals Corp.	650,109	19,289
		68,980
TOTAL MATERIALS		118,134
TELECOMMUNICATION SERVICES - 3.4%
Wireless Telecommunication Services - 3.4%
MTN Group Ltd.	4,795,800	96,973
SunCom Wireless Holdings, Inc. (a)	971,213	25,757
		122,730
UTILITIES - 0.3%
Electric Utilities - 0.3%
Westar Energy, Inc.	454,404	11,774
TOTAL COMMON STOCKS (Cost $2,491,007)		3,043,861
Convertible Bonds - 0.1%
		Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
Jumbo SA 0.1% 8/8/13	EUR	52	1,832
TOTAL CONVERTIBLE BONDS (Cost $665)			1,832
Money Market Funds - 16.5%
	Shares	Value (000s)
Fidelity Cash Central Fund, 4.73% (b)	530,255,709	$ 530,256
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	62,490,175	62,490
TOTAL MONEY MARKET FUNDS (Cost $592,746)		592,746
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,084,418)		3,638,439
NET OTHER ASSETS - (1.3)%		(46,259)
NET ASSETS - 100%		$ 3,592,180
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 19,756
Fidelity Securities Lending Cash Central Fund	551
Total	$ 20,307
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Affirmative Insurance Holdings, Inc.	$ 10,784	$ 6,845	$ -	$ 78	$ 12,379
Aftermarket Technology Corp.	18,383	7,126	-	-	33,817
Allied Healthcare International, Inc.	5,391	-	6,147	-	-
Belden, Inc.	100,040	3,621	111,077	521	-
Chattem, Inc.	50,368	-	24,657	-	-
EPIQ Systems, Inc.	13,527	22,932	-	-	49,231
First Mercury Financial Corp.	-	20,868	-	-	21,225
FTI Consulting, Inc.	66,488	35,907	-	-	192,153
INTOPS Co. Ltd.	16,562	-	13,073	234	-
Medical Action Industries, Inc.	15,712	1,161	-	-	16,265
Medisize Holding AG	15,829	-	-	284	16,976
Mercer Insurance Group, Inc.	7,781	4,731	-	100	11,620
Nash-Finch Co.	-	57,008	23,420	544	-
RehabCare Group, Inc.	-	21,234	-	-	25,455
Sciele Pharma, Inc.	-	53,712	-	-	47,447
Total	$ 320,865	$ 235,145	$ 178,374	$ 1,761	$ 426,568
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.5%
Canada	4.6%
South Africa	3.2%
Bermuda	3.2%
Netherlands	3.1%
Ireland	2.7%
United Kingdom	2.1%
Germany	2.0%
Norway	1.2%
Others (individually less than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $61,529) - See accompanying schedule: Unaffiliated issuers (cost $2,169,865)	$ 2,619,125
Fidelity Central Funds (cost $592,746)	592,746
Other affiliated issuers (cost $321,807)	426,568
Total Investments (cost $3,084,418)		$ 3,638,439
Cash		1,222
Receivable for investments sold		50,179
Receivable for fund shares sold		3,969
Dividends receivable		3,937
Distributions receivable from Fidelity Central Funds		2,726
Other receivables		62
Total assets		3,700,534

Liabilities
Payable for investments purchased	$ 26,848
Payable for fund shares redeemed	13,774
Accrued management fee	2,115
Distribution fees payable	1,232
Other affiliated payables	823
Other payables and accrued expenses	1,072
Collateral on securities loaned, at value	62,490
Total liabilities		108,354

Net Assets		$ 3,592,180
Net Assets consist of:
Paid in capital		$ 2,887,877
Undistributed net investment income		651
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		149,633
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		554,019
Net Assets		$ 3,592,180

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,011,774 ÷ 40,269.7 shares)	$ 25.12

Maximum offering price per share (100/94.25 of $25.12)	$ 26.65
Class T: Net Asset Value and redemption price per share ($1,515,190 ÷ 61,860.5 shares)	$ 24.49

Maximum offering price per share (100/96.50 of $24.49)	$ 25.38
Class B: Net Asset Value and offering price per share ($158,780 ÷ 6,900.5 shares)A	$ 23.01

Class C: Net Asset Value and offering price per share ($306,163 ÷ 13,194.9 shares)A	$ 23.20

Institutional Class: Net Asset Value, offering price and redemption price per share ($600,273 ÷ 23,056.4 shares)	$ 26.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007

Investment Income
Dividends (including $1,761 earned from other affiliated issuers)		$ 31,909
Interest		59
Income from Fidelity Central Funds		20,307
Total income		52,275

Expenses
Management fee	$ 25,536
Transfer agent fees	8,709
Distribution fees	15,218
Accounting and security lending fees	1,041
Custodian fees and expenses	222
Independent trustees' compensation	12
Registration fees	188
Audit	68
Legal	37
Miscellaneous	1,110
Total expenses before reductions	52,141
Expense reductions	(410)	51,731
Net investment income (loss)		544
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	131,591
Other affiliated issuers	25,191
Foreign currency transactions	30
Total net realized gain (loss)		156,812
Change in net unrealized appreciation (depreciation) on: Investment securities	226,709
Assets and liabilities in foreign currencies	(36)
Total change in net unrealized appreciation (depreciation)		226,673
Net gain (loss)		383,485
Net increase (decrease) in net assets resulting from operations		$ 384,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 544	$ (20,869)
Net realized gain (loss)	156,812	343,177
Change in net unrealized appreciation (depreciation)	226,673	(26,341)
Net increase (decrease) in net assets resulting from operations	384,029	295,967
Distributions to shareholders from net realized gain	(270,064)	(579,175)
Share transactions - net increase (decrease)	98,030	461,091
Total increase (decrease) in net assets	211,995	177,883

Net Assets
Beginning of period	3,380,185	3,202,302
End of period (including undistributed net investment income of $651 and $0, respectively)	$ 3,592,180	$ 3,380,185

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 24.38	$ 26.65	$ 24.10	$ 19.63	$ 15.56
Income from Investment Operations
Net investment income (loss) C	.04	(.11)	(.19)	(.17) F	(.16)
Net realized and unrealized gain (loss)	2.61	2.37	2.78	4.64	4.23
Total from investment operations	2.65	2.26	2.59	4.47	4.07
Distributions from net realized gain	(1.91)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 25.12	$ 24.38	$ 26.65	$ 24.10	$ 19.63
Total Return A, B	11.73%	9.62%	10.77%	22.77%	26.16%
Ratios to Average Net Assets D, G
Expenses before reductions	1.31%	1.32%	1.39%	1.36%	1.39%
Expenses net of fee waivers, if any	1.31%	1.32%	1.39%	1.36%	1.39%
Expenses net of all reductions	1.30%	1.28%	1.36%	1.34%	1.35%
Net investment income (loss)	.15%	(.46)%	(.74)%	(.81)%	(.99)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,012	$ 805	$ 636	$ 432	$ 193
Portfolio turnover rate E	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.86	$ 26.22	$ 23.74	$ 19.38	$ 15.40
Income from Investment Operations
Net investment income (loss) C	(.01)	(.15)	(.22)	(.22) F	(.20)
Net realized and unrealized gain (loss)	2.55	2.32	2.74	4.58	4.18
Total from investment operations	2.54	2.17	2.52	4.36	3.98
Distributions from net realized gain	(1.91)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 24.49	$ 23.86	$ 26.22	$ 23.74	$ 19.38
Total Return A, B	11.51%	9.40%	10.64%	22.50%	25.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.50%	1.50%	1.54%	1.58%	1.63%
Expenses net of fee waivers, if any	1.50%	1.50%	1.54%	1.58%	1.63%
Expenses net of all reductions	1.49%	1.46%	1.51%	1.57%	1.59%
Net investment income (loss)	(.04)%	(.64)%	(.89)%	(1.04)%	(1.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,515	$ 1,521	$ 1,514	$ 1,240	$ 854
Portfolio turnover rate E	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.65	$ 25.24	$ 23.00	$ 18.88	$ 15.09
Income from Investment Operations
Net investment income (loss) C	(.14)	(.28)	(.35)	(.33) F	(.28)
Net realized and unrealized gain (loss)	2.41	2.22	2.63	4.45	4.07
Total from investment operations	2.27	1.94	2.28	4.12	3.79
Distributions from net realized gain	(1.91)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 23.01	$ 22.65	$ 25.24	$ 23.00	$ 18.88
Total Return A, B	10.88%	8.75%	9.93%	21.82%	25.12%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.09%	2.12%	2.13%	2.18%	2.19%
Expenses net of fee waivers, if any	2.09%	2.12%	2.13%	2.18%	2.19%
Expenses net of all reductions	2.08%	2.08%	2.10%	2.16%	2.15%
Net investment income (loss)	(.63)%	(1.26)%	(1.48)%	(1.63)%	(1.79)%
Supplemental Data
Net assets, end of period (in millions)	$ 159	$ 221	$ 315	$ 343	$ 298
Portfolio turnover rate E	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.82	$ 25.39	$ 23.12	$ 18.97	$ 15.15
Income from Investment Operations
Net investment income (loss) C	(.14)	(.27)	(.35)	(.32) F	(.27)
Net realized and unrealized gain (loss)	2.43	2.23	2.66	4.47	4.09
Total from investment operations	2.29	1.96	2.31	4.15	3.82
Distributions from net realized gain	(1.91)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 23.20	$ 22.82	$ 25.39	$ 23.12	$ 18.97
Total Return A, B	10.89%	8.78%	10.01%	21.88%	25.21%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.07%	2.10%	2.12%	2.13%
Expenses net of fee waivers, if any	2.06%	2.07%	2.10%	2.12%	2.13%
Expenses net of all reductions	2.05%	2.04%	2.07%	2.10%	2.09%
Net investment income (loss)	(.60)%	(1.21)%	(1.45)%	(1.57)%	(1.73)%
Supplemental Data
Net assets, end of period (in millions)	$ 306	$ 311	$ 317	$ 294	$ 241
Portfolio turnover rate E	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.19	$ 27.31	$ 24.60	$ 19.96	$ 15.76
Income from Investment Operations
Net investment income (loss) B	.12	(.03)	(.09)	(.10) E	(.10)
Net realized and unrealized gain (loss)	2.70	2.44	2.84	4.74	4.30
Total from investment operations	2.82	2.41	2.75	4.64	4.20
Distributions from net realized gain	(1.98)	(4.53)	(.04)	-	-
Net asset value, end of period	$ 26.03	$ 25.19	$ 27.31	$ 24.60	$ 19.96
Total Return A	12.09%	9.99%	11.20%	23.25%	26.65%
Ratios to Average Net Assets C, F
Expenses before reductions	.99%	.97%	.98%	1.01%	.99%
Expenses net of fee waivers, if any	.99%	.97%	.98%	1.01%	.99%
Expenses net of all reductions	.98%	.94%	.95%	.99%	.95%
Net investment income (loss)	.47%	(.12)%	(.33)%	(.46)%	(.58)%
Supplemental Data
Net assets, end of period (in millions)	$ 600	$ 523	$ 421	$ 227	$ 108
Portfolio turnover rate D	65%	84%	102%	36%	47%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 609,986
Unrealized depreciation	(55,968)
Net unrealized appreciation (depreciation)	554,018
Undistributed long-term capital gain	136,654

Cost for federal income tax purposes	$ 3,084,421

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 1,443	$ -
Long-term Capital Gains	268,621	579,175
Total	$ 270,064	$ 579,175

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,074,070 and $2,358,861, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on September 19, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (September, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,334	$ 277
Class T	.25%	.25%	7,883	196
Class B	.75%	.25%	1,868	1,403
Class C	.75%	.25%	3,133	298
			$ 15,218	$ 2,174

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 255
Class T	58
Class B*	248
Class C*	20
$ 581

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,595.28
Class T	3,446.22
Class B	570.31
Class C	882.28
Institutional Class	1,216.21
	$ 8,709

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $52 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $511.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $266 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 33
Class T	24
Class C	3
Institutional Class	12
$ 72

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2007	2006
From net realized gain
Class A	$ 63,271	$ 117,199
Class T	121,582	271,591
Class B	18,441	57,646
Class C	25,941	59,141
Institutional Class	40,829	73,598
Total	$ 270,064	$ 579,175

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	16,385	19,018	$ 400,061	$ 449,616
Reinvestment of distributions	2,514	4,516	56,900	107,554
Shares redeemed	(11,637)	(14,391)	(282,496)	(337,425)
Net increase (decrease)	7,262	9,143	$ 174,465	$ 219,745
Class T
Shares sold	16,471	20,377	$ 391,722	$ 472,271
Reinvestment of distributions	5,222	10,888	115,404	254,635
Shares redeemed	(23,580)	(25,248)	(561,740)	(584,580)
Net increase (decrease)	(1,887)	6,017	$ (54,614)	$ 142,326
Class B
Shares sold	591	975	$ 13,203	$ 21,624
Reinvestment of distributions	805	2,263	16,801	50,636
Shares redeemed	(4,241)	(5,954)	(94,084)	(130,758)
Net increase (decrease)	(2,845)	(2,716)	$ (64,080)	$ (58,498)
Class C
Shares sold	1,932	2,638	$ 43,680	$ 58,749
Reinvestment of distributions	1,087	2,271	22,879	51,148
Shares redeemed	(3,452)	(3,783)	(77,743)	(83,750)
Net increase (decrease)	(433)	1,126	$ (11,184)	$ 26,147
Institutional Class
Shares sold	7,575	9,287	$ 190,462	$ 225,638
Reinvestment of distributions	1,474	2,264	34,456	55,502
Shares redeemed	(6,736)	(6,206)	(171,475)	(149,769)
Net increase (decrease)	2,313	5,345	$ 53,443	$ 131,371

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Small Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Small Cap. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Small Cap. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Small Cap. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Small Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Small Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Small Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/17/2007	12/14/2007	-	$0.89
	01/14/2008	01/11/2008	-	$0.055

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007 $150,508,085, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 7

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Small Cap Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	1,281,132,539.81	66.991
Against	398,823,660.59	20.855
Abstain	177,531,657.89	9.283
Uninstructed	54,918,474.39	2.871
TOTAL	1,912,406,332.68	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCFI-UANN-0108
1.786698.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Strategic Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity® Advisor Strategic Growth Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell 1000® Growth Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	11.44%	8.42%	1.92%
Class T (incl. 3.50% sales charge) C	13.76%	8.66%	1.89%
Class B (incl. contingent deferred sales charge) A, C	12.39%	8.62%	1.97%
Class C (incl. contingent deferred sales charge)B, C	16.36%	8.90%	1.74%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

C Prior to January 29, 2002, Advisor Strategic Growth operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Class T on November 30, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months ending November 30, 2007, the fund's Class A, Class T, Class B and Class C shares returned 18.24%, 17.89%, 17.39% and 17.36%, respectively (excluding sales charges), outpacing its benchmark, the Russell 1000® Growth Index, which returned 12.60%. Strong stock picking, especially within capital goods, materials and energy, combined with positive sector allocation and currency fluctuations to benefit returns. Top contributors to relative performance included non-index holdings Q-Cells and ABB. Q-Cells, a solar company based in Germany, benefited from strong supply chain execution, as demand for solar power grew and the supply of raw materials tightened. ABB, a Swiss manufacturer of power transmission and distribution equipment, soared on strong global demand for its products. In addition, Monsanto, which supplies agricultural products, rallied as farmers looked to increase crop yields. Detractors came mainly from the consumer discretionary and health care sectors, and included Nastech Pharmaceutical, a biotechnology company with a proprietary method of drug delivery, and JCPenney, a well-known retailer. Nastech, which is not in the index, fell sharply after conducting an extra clinical trial for a promising drug and an ill-timed secondary share offering. JCPenney declined as home goods sales softened.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,098.00	$ 6.57
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,096.30	$ 7.88
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,094.20	$ 10.50
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,093.60	$ 10.50
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,099.20	$ 5.26
HypotheticalA	$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	4.4	3.3
Monsanto Co.	3.5	2.1
Cisco Systems, Inc.	3.4	3.8
Inverness Medical Innovations, Inc.	3.2	0.5
Apple, Inc.	3.2	3.4
American Tower Corp. Class A	2.3	1.7
Research In Motion Ltd.	2.3	0.7
ABB Ltd. sponsored ADR	2.0	4.0
Nintendo Co. Ltd.	1.8	0.8
Procter & Gamble Co.	1.8	0.6
	27.9
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.7	29.4
Health Care	16.9	16.3
Industrials	13.6	14.2
Consumer Staples	8.1	8.7
Energy	6.4	4.5
Asset Allocation (% of fund's net assets)
As of November 30, 2007*		As of May 31, 2007**
	Stocks 98.1%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	22.7%	** Foreign investments	16.3%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 5.8%
Diversified Consumer Services - 0.4%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,200	$ 96,084
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	2,800	163,716
Household Durables - 0.2%
Garmin Ltd.	500	53,675
Internet & Catalog Retail - 0.4%
Blue Nile, Inc. (a)	1,100	81,191
Multiline Retail - 2.0%
JCPenney Co., Inc.	3,300	145,596
Nordstrom, Inc.	3,800	127,452
Pantaloon Retail India Ltd.	294	5,954
Target Corp.	3,200	192,192
		471,194
Textiles, Apparel & Luxury Goods - 2.1%
Coach, Inc. (a)	4,300	159,702
Crocs, Inc. (a)(d)	3,200	124,896
G-III Apparel Group Ltd. (a)	1,200	17,244
Polo Ralph Lauren Corp. Class A	1,400	96,572
Titan Industries Ltd.	1,100	42,704
Under Armour, Inc. Class A (sub. vtg.) (a)	1,200	59,616
		500,734
TOTAL CONSUMER DISCRETIONARY		1,366,594
CONSUMER STAPLES - 8.1%
Beverages - 3.1%
Molson Coors Brewing Co. Class B	7,000	376,880
PepsiCo, Inc.	4,300	331,874
United Spirits Ltd.	516	26,997
		735,751
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	4,300	289,820
Household Products - 1.8%
Procter & Gamble Co.	5,700	421,800
Personal Products - 2.0%
Avon Products, Inc.	9,700	398,185
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
Dabur India Ltd.	12,700	$ 35,622
Marico Ltd.	22,700	37,651
		471,458
TOTAL CONSUMER STAPLES		1,918,829
ENERGY - 6.4%
Energy Equipment & Services - 3.1%
Expro International Group PLC	3,200	66,766
National Oilwell Varco, Inc. (a)	3,328	226,803
Oceaneering International, Inc. (a)	1,400	89,334
Schlumberger Ltd. (NY Shares)	3,700	345,765
		728,668
Oil, Gas & Consumable Fuels - 3.3%
Canadian Natural Resources Ltd.	800	51,944
Chesapeake Energy Corp.	1,500	56,775
EOG Resources, Inc.	1,400	115,892
Exxon Mobil Corp.	1,300	115,908
Nova Biosource Fuels, Inc. (a)(d)	18,800	29,892
Suncor Energy, Inc.	600	57,375
Ultra Petroleum Corp. (a)	1,800	116,820
Valero Energy Corp.	3,700	240,759
		785,365
TOTAL ENERGY		1,514,033
FINANCIALS - 5.0%
Capital Markets - 3.2%
Goldman Sachs Group, Inc.	700	158,648
Janus Capital Group, Inc. (d)	6,000	201,420
Lehman Brothers Holdings, Inc. (d)	6,500	407,095
		767,163
Diversified Financial Services - 1.8%
Bovespa Holding SA	4,000	75,595
CME Group, Inc.	400	263,440
JSE Ltd.	6,700	90,581
		429,616
TOTAL FINANCIALS		1,196,779
Common Stocks - continued
	Shares	Value
HEALTH CARE - 16.9%
Biotechnology - 5.4%
Alexion Pharmaceuticals, Inc. (a)	1,316	$ 95,700
Alkermes, Inc. (a)	800	11,408
Alnylam Pharmaceuticals, Inc. (a)	4,000	130,480
Amylin Pharmaceuticals, Inc. (a)	5,200	198,588
Celgene Corp. (a)	3,100	190,805
Cougar Biotechnology, Inc. (a)	1,600	49,600
CSL Ltd.	8,091	249,222
Gilead Sciences, Inc. (a)	4,500	209,430
PDL BioPharma, Inc. (a)	6,100	108,031
Theravance, Inc. (a)	1,700	40,953
		1,284,217
Health Care Equipment & Supplies - 6.3%
Becton, Dickinson & Co.	2,200	182,006
C.R. Bard, Inc.	1,800	152,154
Integra LifeSciences Holdings Corp. (a)	1,400	58,030
Inverness Medical Innovations, Inc. (a)	12,775	749,637
Meridian Bioscience, Inc.	100	3,085
St. Jude Medical, Inc. (a)	6,300	250,425
Zoll Medical Corp. (a)	4,000	93,120
		1,488,457
Health Care Providers & Services - 0.0%
athenahealth, Inc.	100	4,266
Health Care Technology - 2.2%
Cerner Corp. (a)	6,550	391,363
Eclipsys Corp. (a)	6,000	139,200
		530,563
Life Sciences Tools & Services - 1.1%
Illumina, Inc. (a)	2,300	132,917
QIAGEN NV (a)	5,700	120,099
		253,016
Pharmaceuticals - 1.9%
Allergan, Inc.	2,800	187,712
Merck & Co., Inc.	4,100	243,376
Nastech Pharmaceutical Co., Inc. (a)(d)	2,500	9,500
		440,588
TOTAL HEALTH CARE		4,001,107
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 13.6%
Aerospace & Defense - 2.4%
General Dynamics Corp.	3,400	$ 301,852
Raytheon Co.	4,400	272,140
		573,992
Commercial Services & Supplies - 0.9%
Fuel Tech, Inc. (a)(d)	8,025	195,890
Construction & Engineering - 0.5%
Larsen & Toubro Ltd.	362	37,819
URS Corp. (a)	1,489	85,603
		123,422
Electrical Equipment - 8.4%
ABB Ltd. sponsored ADR	16,300	478,894
Alstom SA	1,800	403,344
American Superconductor Corp. (a)(d)	11,900	287,266
Bharat Heavy Electricals Ltd.	289	19,595
Crompton Greaves Ltd.	3,400	36,499
FuelCell Energy, Inc. (a)(d)	6,300	57,141
Q-Cells AG (a)	2,600	366,369
Renewable Energy Corp. AS (a)	6,200	304,009
Satcon Technology Corp. (a)	24,500	36,750
		1,989,867
Industrial Conglomerates - 1.4%
Murray & Roberts Holdings Ltd.	1,600	22,724
Siemens AG sponsored ADR	1,900	288,363
Siemens India Ltd.	500	22,976
		334,063
TOTAL INDUSTRIALS		3,217,234
INFORMATION TECHNOLOGY - 31.7%
Communications Equipment - 7.1%
Cisco Systems, Inc. (a)	28,700	804,174
Corning, Inc.	50	1,215
Infinera Corp.	1,200	26,172
Juniper Networks, Inc. (a)	8,600	255,592
Polycom, Inc. (a)	2,400	58,248
Research In Motion Ltd. (a)	4,700	534,954
		1,680,355
Computers & Peripherals - 5.4%
Apple, Inc. (a)	4,100	747,102
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Hewlett-Packard Co.	50	$ 2,558
Network Appliance, Inc. (a)	6,100	150,731
Sun Microsystems, Inc. (a)	17,900	371,962
		1,272,353
Electronic Equipment & Instruments - 1.1%
Agilent Technologies, Inc. (a)	4,600	174,018
Hon Hai Precision Industry Co. Ltd. (Foxconn)	16,000	102,122
		276,140
Internet Software & Services - 7.0%
Alibaba.com Ltd.	3,000	15,393
Equinix, Inc. (a)	1,900	197,809
Google, Inc. Class A (sub. vtg.) (a)	1,500	1,039,501
Omniture, Inc. (a)	5,500	156,255
ValueClick, Inc. (a)	9,400	222,216
Visual Sciences, Inc. (a)	1,500	23,730
		1,654,904
IT Services - 2.5%
Cognizant Technology Solutions Corp. Class A (a)	13,500	419,850
Genpact Ltd.	8,900	127,270
Syntel, Inc.	1,500	54,045
		601,165
Semiconductors & Semiconductor Equipment - 2.3%
Applied Materials, Inc.	7,600	143,108
Intel Corp.	13,000	339,040
Richtek Technology Corp.	6,000	56,700
		538,848
Software - 6.3%
Adobe Systems, Inc. (a)	4,400	185,416
BladeLogic, Inc.	100	2,446
Gameloft (a)	1,900	16,817
GSE Systems, Inc. (a)	5,800	69,600
Microsoft Corp.	12,100	406,560
Nintendo Co. Ltd.	700	426,160
Oracle Corp. (a)	50	1,009
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Salesforce.com, Inc. (a)	1,200	$ 68,076
VMware, Inc. Class A (d)	3,500	319,795
		1,495,879
TOTAL INFORMATION TECHNOLOGY		7,519,644
MATERIALS - 6.1%
Chemicals - 5.4%
Calgon Carbon Corp. (a)	7,800	113,568
Monsanto Co.	8,400	834,708
Potash Corp. of Saskatchewan, Inc.	2,200	263,758
The Mosaic Co. (a)	1,200	82,980
		1,295,014
Metals & Mining - 0.7%
Gold Fields Ltd. sponsored ADR	900	14,805
Goldcorp, Inc.	600	19,389
Kinross Gold Corp. (a)	1,100	18,945
Lihir Gold Ltd. (a)	5,728	19,784
Titanium Metals Corp.	2,500	74,175
Yamana Gold, Inc.	1,200	15,542
		162,640
TOTAL MATERIALS		1,457,654
TELECOMMUNICATION SERVICES - 3.4%
Wireless Telecommunication Services - 3.4%
America Movil SAB de CV Series L sponsored ADR	2,900	178,814
American Tower Corp. Class A (a)	11,900	541,926
Bharti Airtel Ltd. (a)	3,389	80,566
		801,306
UTILITIES - 1.1%
Independent Power Producers & Energy Traders - 1.1%
AES Corp. (a)	11,900	260,015
TOTAL COMMON STOCKS (Cost $20,201,788)		23,253,195
Money Market Funds - 8.4%
	Shares	Value
Fidelity Cash Central Fund, 4.73% (b)	430,643	$ 430,643
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	1,570,850	1,570,850
TOTAL MONEY MARKET FUNDS (Cost $2,001,493)		2,001,493
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $22,203,281)		25,254,688
NET OTHER ASSETS - (6.5)%		(1,550,789)
NET ASSETS - 100%		$ 23,703,899
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,882
Fidelity Securities Lending Cash Central Fund	22,543
Total	$ 39,425
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.3%
Canada	4.7%
Germany	2.7%
Switzerland	2.0%
Japan	1.8%
France	1.8%
Netherlands Antilles	1.5%
India	1.4%
Norway	1.3%
Australia	1.1%
Others (individually less than 1%)	4.4%
100.0%
Income Tax Information
At November 30, 2007, the fund had a capital loss carryforward of approximately $7,591,154 of which $5,427,611 and $2,163,543 will expire on November 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $1,539,898) - See accompanying schedule: Unaffiliated issuers (cost $20,201,788)	$ 23,253,195
Fidelity Central Funds (cost $2,001,493)	2,001,493
Total Investments (cost $22,203,281)		$ 25,254,688
Cash		2,801
Receivable for investments sold		120,870
Receivable for fund shares sold		16,332
Dividends receivable		13,776
Distributions receivable from Fidelity Central Funds		6,139
Receivable from investment adviser for expense reductions		4,868
Other receivables		186
Total assets		25,419,660

Liabilities
Payable for investments purchased	$ 52,393
Payable for fund shares redeemed	21,238
Accrued management fee	10,897
Distribution fees payable	11,129
Other affiliated payables	6,816
Other payables and accrued expenses	42,438
Collateral on securities loaned, at value	1,570,850
Total liabilities		1,715,761

Net Assets		$ 23,703,899
Net Assets consist of:
Paid in capital		$ 28,246,706
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,593,076)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,050,269
Net Assets		$ 23,703,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,118,573 ÷ 616,855 shares)	$ 11.54

Maximum offering price per share (100/94.25 of $11.54)	$ 12.24
Class T: Net Asset Value and redemption price per share ($9,393,273 ÷ 833,147 shares)	$ 11.27

Maximum offering price per share (100/96.50 of $11.27)	$ 11.68
Class B: Net Asset Value and offering price per share ($3,893,135 ÷ 360,532 shares)A	$ 10.80

Class C: Net Asset Value and offering price per share ($3,110,423 ÷ 289,453 shares)A	$ 10.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($188,495 ÷ 16,038 shares)	$ 11.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2007

Investment Income
Dividends		$ 142,500
Interest		192
Income from Fidelity Central Funds (including $22,543 from security lending)		39,425
Total income		182,117

Expenses
Management fee	$ 119,696
Transfer agent fees	71,994
Distribution fees	123,748
Accounting and security lending fees	8,671
Custodian fees and expenses	11,860
Independent trustees' compensation	73
Registration fees	51,351
Audit	52,392
Legal	298
Miscellaneous	9,920
Total expenses before reductions	450,003
Expense reductions	(112,943)	337,060
Net investment income (loss)		(154,943)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,450,121
Foreign currency transactions	(728)
Total net realized gain (loss)		2,449,393
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,176)	1,193,673
Assets and liabilities in foreign currencies	37
Total change in net unrealized appreciation (depreciation)		1,193,710
Net gain (loss)		3,643,103
Net increase (decrease) in net assets resulting from operations		$ 3,488,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (154,943)	$ (150,838)
Net realized gain (loss)	2,449,393	1,125,623
Change in net unrealized appreciation (depreciation)	1,193,710	73,303
Net increase (decrease) in net assets resulting from operations	3,488,160	1,048,088
Share transactions - net increase (decrease)	(1,358,000)	(2,711,819)
Total increase (decrease) in net assets	2,130,160	(1,663,731)

Net Assets
Beginning of period	21,573,739	23,237,470
End of period	$ 23,703,899	$ 21,573,739

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.76	$ 9.27	$ 8.59	$ 8.28	$ 7.26
Income from Investment Operations
Net investment income (loss) C	(.04)	(.03)	(.04)	.01 F	(.01)
Net realized and unrealized gain (loss)	1.82	.52	.72	.30	1.03
Total from investment operations	1.78	.49	.68	.31	1.02
Net asset value, end of period	$ 11.54	$ 9.76	$ 9.27	$ 8.59	$ 8.28
Total Return A,B	18.24%	5.29%	7.92%	3.74%	14.05%
Ratios to Average Net Assets D,G
Expenses before reductions	1.74%	1.73%	1.76%	2.02%	2.28%
Expenses net of fee waivers, if any	1.25%	1.25%	1.26%	1.30%	1.33%
Expenses net of all reductions	1.25%	1.24%	1.22%	1.25%	1.25%
Net investment income (loss)	(.40)%	(.34)%	(.43)%	.08%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,119	$ 5,709	$ 5,524	$ 5,691	$ 4,076
Portfolio turnover rate E	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 9.10	$ 8.45	$ 8.16	$ 7.18
Income from Investment Operations
Net investment income (loss) C	(.07)	(.05)	(.06)	(.01) F	(.03)
Net realized and unrealized gain (loss)	1.78	.51	.71	.30	1.01
Total from investment operations	1.71	.46	.65	.29	.98
Net asset value, end of period	$ 11.27	$ 9.56	$ 9.10	$ 8.45	$ 8.16
Total Return A,B	17.89%	5.05%	7.69%	3.55%	13.65%
Ratios to Average Net Assets D,G
Expenses before reductions	2.06%	2.03%	2.07%	2.39%	2.64%
Expenses net of fee waivers, if any	1.50%	1.50%	1.51%	1.55%	1.58%
Expenses net of all reductions	1.49%	1.49%	1.47%	1.50%	1.50%
Net investment income (loss)	(.64)%	(.59)%	(.67)%	(.17)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,393	$ 8,896	$ 9,753	$ 10,200	$ 9,905
Portfolio turnover rate E	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.20	$ 8.80	$ 8.21	$ 7.98	$ 7.05
Income from Investment Operations
Net investment income (loss) C	(.11)	(.10)	(.10)	(.05) F	(.06)
Net realized and unrealized gain (loss)	1.71	.50	.69	.28	.99
Total from investment operations	1.60	.40	.59	.23	.93
Net asset value, end of period	$ 10.80	$ 9.20	$ 8.80	$ 8.21	$ 7.98
Total Return A,B	17.39%	4.55%	7.19%	2.88%	13.19%
Ratios to Average Net Assets D,G
Expenses before reductions	2.50%	2.48%	2.52%	2.82%	2.96%
Expenses net of fee waivers, if any	2.00%	2.00%	2.01%	2.05%	2.05%
Expenses net of all reductions	1.99%	1.99%	1.96%	2.00%	1.97%
Net investment income (loss)	(1.14)%	(1.08)%	(1.17)%	(.67)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,893	$ 4,242	$ 5,080	$ 5,757	$ 7,634
Portfolio turnover rate E	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 8.76	$ 8.17	$ 7.94	$ 7.02
Income from Investment Operations
Net investment income (loss) C	(.11)	(.10)	(.10)	(.05) F	(.06)
Net realized and unrealized gain (loss)	1.70	.50	.69	.28	.98
Total from investment operations	1.59	.40	.59	.23	.92
Net asset value, end of period	$ 10.75	$ 9.16	$ 8.76	$ 8.17	$ 7.94
Total Return A,B	17.36%	4.57%	7.22%	2.90%	13.11%
Ratios to Average Net Assets D,G
Expenses before reductions	2.49%	2.48%	2.51%	2.70%	2.91%
Expenses net of fee waivers, if any	2.00%	2.00%	2.01%	2.05%	2.05%
Expenses net of all reductions	2.00%	1.99%	1.97%	2.00%	1.97%
Net investment income (loss)	(1.15)%	(1.09)%	(1.17)%	(.67)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,110	$ 2,546	$ 2,688	$ 2,688	$ 2,379
Portfolio turnover rate E	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 9.39	$ 8.67	$ 8.34	$ 7.30
Income from Investment Operations
Net investment income (loss) B	(.02)	(.01)	(.02)	.03 E	.01
Net realized and unrealized gain (loss)	1.85	.54	.74	.30	1.03
Total from investment operations	1.83	.53	.72	.33	1.04
Net asset value, end of period	$ 11.75	$ 9.92	$ 9.39	$ 8.67	$ 8.34
Total Return A	18.45%	5.64%	8.30%	3.96%	14.25%
Ratios to Average Net Assets C,F
Expenses before reductions	1.39%	1.35%	1.39%	1.40%	1.50%
Expenses net of fee waivers, if any	1.00%	1.00%	1.01%	1.05%	1.05%
Expenses net of all reductions	.99%	.99%	.97%	1.00%	.97%
Net investment income (loss)	(.14)%	(.09)%	(.18)%	.33%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188	$ 180	$ 192	$ 147	$ 146
Portfolio turnover rate D	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,004,769
Unrealized depreciation	(956,417)
Net unrealized appreciation (depreciation)	3,048,352
Capital loss carryforward	(7,591,154)

Cost for federal income tax purposes	$ 22,206,336

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $36,019,739 and $37,956,234, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 14,943	$ 280
Class T	.25%	.25%	43,844	165
Class B	.75%	.25%	39,069	29,331
Class C	.75%	.25%	25,892	2,702
			$ 123,748	$ 32,478

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,594
Class T	4,308
Class B*	7,054
Class C*	330
$ 19,286

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 18,421.31
Class T	33,006.38
Class B	12,341.32
Class C	7,878.30
Institutional Class	348.20
	$ 71,994

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,187 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $44 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions. - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 29,229
Class T	1.50%	49,520
Class B	2.00%	19,815
Class C	2.00%	12,621
Institutional Class	1.00%	676
		$ 111,861

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $677 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR

Annual Report

10. Other. - continued

agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	231,850	159,537	$ 2,404,652	$ 1,502,941
Shares redeemed	(199,782)	(170,840)	(2,011,648)	(1,595,833)
Net increase (decrease)	32,068	(11,303)	$ 393,004	$ (92,892)
Class T
Shares sold	144,594	171,132	$ 1,486,328	$ 1,567,640
Shares redeemed	(241,865)	(313,023)	(2,420,673)	(2,873,918)
Net increase (decrease)	(97,271)	(141,891)	$ (934,345)	$ (1,306,278)
Class B
Shares sold	60,833	61,778	$ 590,788	$ 549,230
Shares redeemed	(161,163)	(178,140)	(1,558,815)	(1,587,246)
Net increase (decrease)	(100,330)	(116,362)	$ (968,027)	$ (1,038,016)
Class C
Shares sold	123,404	58,720	$ 1,262,955	$ 515,439
Shares redeemed	(111,920)	(87,627)	(1,090,586)	(768,146)
Net increase (decrease)	11,484	(28,907)	$ 172,369	$ (252,707)
Institutional Class
Shares sold	7	2,061	$ 75	$ 20,075
Shares redeemed	(2,139)	(4,363)	(21,076)	(42,001)
Net increase (decrease)	(2,132)	(2,302)	$ (21,001)	$ (21,926)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Strategic Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Strategic Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Strategic Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Strategic Growth. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Strategic Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Strategic Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Strategic Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Strategic Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 8

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Strategic Growth Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	10,866,477.44	78.375
Against	2,241,968.83	16.171
Abstain	756,247.69	5.454
TOTAL	13,864,693.96	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Strategic Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQG-UANN-0108
1.786699.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Strategic Growth

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity® Advisor Strategic Growth Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell 1000® Growth Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	18.45%	9.99%	2.76%

A Prior to January 29, 2002, Advisor Strategic Growth operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Institutional Class on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months ending November 30, 2007, the fund's Institutional Class shares returned 18.45%, outpacing its benchmark, the Russell 1000® Growth Index, which returned 12.60%. Strong stock picking, especially within capital goods, materials and energy, combined with positive sector allocation and currency fluctuations to benefit returns. Top contributors to relative performance included non-index holdings Q-Cells and ABB. Q-Cells, a solar company based in Germany, benefited from strong supply chain execution, as demand for solar power grew and the supply of raw materials tightened. ABB, a Swiss manufacturer of power transmission and distribution equipment, soared on strong global demand for its products. In addition, Monsanto, which supplies agricultural products, rallied as farmers looked to increase crop yields. Detractors came mainly from the consumer discretionary and health care sectors, and included Nastech Pharmaceutical, a biotechnology company with a proprietary method of drug delivery, and JCPenney, a well-known retailer. Nastech, which is not in the index, fell sharply after conducting an extra clinical trial for a promising drug and an ill-timed secondary share offering. JCPenney declined as home goods sales softened.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 1,098.00	$ 6.57
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.33
Class T
Actual	$ 1,000.00	$ 1,096.30	$ 7.88
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.59
Class B
Actual	$ 1,000.00	$ 1,094.20	$ 10.50
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Class C
Actual	$ 1,000.00	$ 1,093.60	$ 10.50
HypotheticalA	$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class
Actual	$ 1,000.00	$ 1,099.20	$ 5.26
HypotheticalA	$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	4.4	3.3
Monsanto Co.	3.5	2.1
Cisco Systems, Inc.	3.4	3.8
Inverness Medical Innovations, Inc.	3.2	0.5
Apple, Inc.	3.2	3.4
American Tower Corp. Class A	2.3	1.7
Research In Motion Ltd.	2.3	0.7
ABB Ltd. sponsored ADR	2.0	4.0
Nintendo Co. Ltd.	1.8	0.8
Procter & Gamble Co.	1.8	0.6
	27.9
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.7	29.4
Health Care	16.9	16.3
Industrials	13.6	14.2
Consumer Staples	8.1	8.7
Energy	6.4	4.5
Asset Allocation (% of fund's net assets)
As of November 30, 2007*		As of May 31, 2007**
	Stocks 98.1%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	22.7%	** Foreign investments	16.3%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 5.8%
Diversified Consumer Services - 0.4%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,200	$ 96,084
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	2,800	163,716
Household Durables - 0.2%
Garmin Ltd.	500	53,675
Internet & Catalog Retail - 0.4%
Blue Nile, Inc. (a)	1,100	81,191
Multiline Retail - 2.0%
JCPenney Co., Inc.	3,300	145,596
Nordstrom, Inc.	3,800	127,452
Pantaloon Retail India Ltd.	294	5,954
Target Corp.	3,200	192,192
		471,194
Textiles, Apparel & Luxury Goods - 2.1%
Coach, Inc. (a)	4,300	159,702
Crocs, Inc. (a)(d)	3,200	124,896
G-III Apparel Group Ltd. (a)	1,200	17,244
Polo Ralph Lauren Corp. Class A	1,400	96,572
Titan Industries Ltd.	1,100	42,704
Under Armour, Inc. Class A (sub. vtg.) (a)	1,200	59,616
		500,734
TOTAL CONSUMER DISCRETIONARY		1,366,594
CONSUMER STAPLES - 8.1%
Beverages - 3.1%
Molson Coors Brewing Co. Class B	7,000	376,880
PepsiCo, Inc.	4,300	331,874
United Spirits Ltd.	516	26,997
		735,751
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	4,300	289,820
Household Products - 1.8%
Procter & Gamble Co.	5,700	421,800
Personal Products - 2.0%
Avon Products, Inc.	9,700	398,185
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
Dabur India Ltd.	12,700	$ 35,622
Marico Ltd.	22,700	37,651
		471,458
TOTAL CONSUMER STAPLES		1,918,829
ENERGY - 6.4%
Energy Equipment & Services - 3.1%
Expro International Group PLC	3,200	66,766
National Oilwell Varco, Inc. (a)	3,328	226,803
Oceaneering International, Inc. (a)	1,400	89,334
Schlumberger Ltd. (NY Shares)	3,700	345,765
		728,668
Oil, Gas & Consumable Fuels - 3.3%
Canadian Natural Resources Ltd.	800	51,944
Chesapeake Energy Corp.	1,500	56,775
EOG Resources, Inc.	1,400	115,892
Exxon Mobil Corp.	1,300	115,908
Nova Biosource Fuels, Inc. (a)(d)	18,800	29,892
Suncor Energy, Inc.	600	57,375
Ultra Petroleum Corp. (a)	1,800	116,820
Valero Energy Corp.	3,700	240,759
		785,365
TOTAL ENERGY		1,514,033
FINANCIALS - 5.0%
Capital Markets - 3.2%
Goldman Sachs Group, Inc.	700	158,648
Janus Capital Group, Inc. (d)	6,000	201,420
Lehman Brothers Holdings, Inc. (d)	6,500	407,095
		767,163
Diversified Financial Services - 1.8%
Bovespa Holding SA	4,000	75,595
CME Group, Inc.	400	263,440
JSE Ltd.	6,700	90,581
		429,616
TOTAL FINANCIALS		1,196,779
Common Stocks - continued
	Shares	Value
HEALTH CARE - 16.9%
Biotechnology - 5.4%
Alexion Pharmaceuticals, Inc. (a)	1,316	$ 95,700
Alkermes, Inc. (a)	800	11,408
Alnylam Pharmaceuticals, Inc. (a)	4,000	130,480
Amylin Pharmaceuticals, Inc. (a)	5,200	198,588
Celgene Corp. (a)	3,100	190,805
Cougar Biotechnology, Inc. (a)	1,600	49,600
CSL Ltd.	8,091	249,222
Gilead Sciences, Inc. (a)	4,500	209,430
PDL BioPharma, Inc. (a)	6,100	108,031
Theravance, Inc. (a)	1,700	40,953
		1,284,217
Health Care Equipment & Supplies - 6.3%
Becton, Dickinson & Co.	2,200	182,006
C.R. Bard, Inc.	1,800	152,154
Integra LifeSciences Holdings Corp. (a)	1,400	58,030
Inverness Medical Innovations, Inc. (a)	12,775	749,637
Meridian Bioscience, Inc.	100	3,085
St. Jude Medical, Inc. (a)	6,300	250,425
Zoll Medical Corp. (a)	4,000	93,120
		1,488,457
Health Care Providers & Services - 0.0%
athenahealth, Inc.	100	4,266
Health Care Technology - 2.2%
Cerner Corp. (a)	6,550	391,363
Eclipsys Corp. (a)	6,000	139,200
		530,563
Life Sciences Tools & Services - 1.1%
Illumina, Inc. (a)	2,300	132,917
QIAGEN NV (a)	5,700	120,099
		253,016
Pharmaceuticals - 1.9%
Allergan, Inc.	2,800	187,712
Merck & Co., Inc.	4,100	243,376
Nastech Pharmaceutical Co., Inc. (a)(d)	2,500	9,500
		440,588
TOTAL HEALTH CARE		4,001,107
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 13.6%
Aerospace & Defense - 2.4%
General Dynamics Corp.	3,400	$ 301,852
Raytheon Co.	4,400	272,140
		573,992
Commercial Services & Supplies - 0.9%
Fuel Tech, Inc. (a)(d)	8,025	195,890
Construction & Engineering - 0.5%
Larsen & Toubro Ltd.	362	37,819
URS Corp. (a)	1,489	85,603
		123,422
Electrical Equipment - 8.4%
ABB Ltd. sponsored ADR	16,300	478,894
Alstom SA	1,800	403,344
American Superconductor Corp. (a)(d)	11,900	287,266
Bharat Heavy Electricals Ltd.	289	19,595
Crompton Greaves Ltd.	3,400	36,499
FuelCell Energy, Inc. (a)(d)	6,300	57,141
Q-Cells AG (a)	2,600	366,369
Renewable Energy Corp. AS (a)	6,200	304,009
Satcon Technology Corp. (a)	24,500	36,750
		1,989,867
Industrial Conglomerates - 1.4%
Murray & Roberts Holdings Ltd.	1,600	22,724
Siemens AG sponsored ADR	1,900	288,363
Siemens India Ltd.	500	22,976
		334,063
TOTAL INDUSTRIALS		3,217,234
INFORMATION TECHNOLOGY - 31.7%
Communications Equipment - 7.1%
Cisco Systems, Inc. (a)	28,700	804,174
Corning, Inc.	50	1,215
Infinera Corp.	1,200	26,172
Juniper Networks, Inc. (a)	8,600	255,592
Polycom, Inc. (a)	2,400	58,248
Research In Motion Ltd. (a)	4,700	534,954
		1,680,355
Computers & Peripherals - 5.4%
Apple, Inc. (a)	4,100	747,102
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Hewlett-Packard Co.	50	$ 2,558
Network Appliance, Inc. (a)	6,100	150,731
Sun Microsystems, Inc. (a)	17,900	371,962
		1,272,353
Electronic Equipment & Instruments - 1.1%
Agilent Technologies, Inc. (a)	4,600	174,018
Hon Hai Precision Industry Co. Ltd. (Foxconn)	16,000	102,122
		276,140
Internet Software & Services - 7.0%
Alibaba.com Ltd.	3,000	15,393
Equinix, Inc. (a)	1,900	197,809
Google, Inc. Class A (sub. vtg.) (a)	1,500	1,039,501
Omniture, Inc. (a)	5,500	156,255
ValueClick, Inc. (a)	9,400	222,216
Visual Sciences, Inc. (a)	1,500	23,730
		1,654,904
IT Services - 2.5%
Cognizant Technology Solutions Corp. Class A (a)	13,500	419,850
Genpact Ltd.	8,900	127,270
Syntel, Inc.	1,500	54,045
		601,165
Semiconductors & Semiconductor Equipment - 2.3%
Applied Materials, Inc.	7,600	143,108
Intel Corp.	13,000	339,040
Richtek Technology Corp.	6,000	56,700
		538,848
Software - 6.3%
Adobe Systems, Inc. (a)	4,400	185,416
BladeLogic, Inc.	100	2,446
Gameloft (a)	1,900	16,817
GSE Systems, Inc. (a)	5,800	69,600
Microsoft Corp.	12,100	406,560
Nintendo Co. Ltd.	700	426,160
Oracle Corp. (a)	50	1,009
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Salesforce.com, Inc. (a)	1,200	$ 68,076
VMware, Inc. Class A (d)	3,500	319,795
		1,495,879
TOTAL INFORMATION TECHNOLOGY		7,519,644
MATERIALS - 6.1%
Chemicals - 5.4%
Calgon Carbon Corp. (a)	7,800	113,568
Monsanto Co.	8,400	834,708
Potash Corp. of Saskatchewan, Inc.	2,200	263,758
The Mosaic Co. (a)	1,200	82,980
		1,295,014
Metals & Mining - 0.7%
Gold Fields Ltd. sponsored ADR	900	14,805
Goldcorp, Inc.	600	19,389
Kinross Gold Corp. (a)	1,100	18,945
Lihir Gold Ltd. (a)	5,728	19,784
Titanium Metals Corp.	2,500	74,175
Yamana Gold, Inc.	1,200	15,542
		162,640
TOTAL MATERIALS		1,457,654
TELECOMMUNICATION SERVICES - 3.4%
Wireless Telecommunication Services - 3.4%
America Movil SAB de CV Series L sponsored ADR	2,900	178,814
American Tower Corp. Class A (a)	11,900	541,926
Bharti Airtel Ltd. (a)	3,389	80,566
		801,306
UTILITIES - 1.1%
Independent Power Producers & Energy Traders - 1.1%
AES Corp. (a)	11,900	260,015
TOTAL COMMON STOCKS (Cost $20,201,788)		23,253,195
Money Market Funds - 8.4%
	Shares	Value
Fidelity Cash Central Fund, 4.73% (b)	430,643	$ 430,643
Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c)	1,570,850	1,570,850
TOTAL MONEY MARKET FUNDS (Cost $2,001,493)		2,001,493
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $22,203,281)		25,254,688
NET OTHER ASSETS - (6.5)%		(1,550,789)
NET ASSETS - 100%		$ 23,703,899
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,882
Fidelity Securities Lending Cash Central Fund	22,543
Total	$ 39,425
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.3%
Canada	4.7%
Germany	2.7%
Switzerland	2.0%
Japan	1.8%
France	1.8%
Netherlands Antilles	1.5%
India	1.4%
Norway	1.3%
Australia	1.1%
Others (individually less than 1%)	4.4%
100.0%
Income Tax Information
At November 30, 2007, the fund had a capital loss carryforward of approximately $7,591,154 of which $5,427,611 and $2,163,543 will expire on November 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value (including securities loaned of $1,539,898) - See accompanying schedule: Unaffiliated issuers (cost $20,201,788)	$ 23,253,195
Fidelity Central Funds (cost $2,001,493)	2,001,493
Total Investments (cost $22,203,281)		$ 25,254,688
Cash		2,801
Receivable for investments sold		120,870
Receivable for fund shares sold		16,332
Dividends receivable		13,776
Distributions receivable from Fidelity Central Funds		6,139
Receivable from investment adviser for expense reductions		4,868
Other receivables		186
Total assets		25,419,660

Liabilities
Payable for investments purchased	$ 52,393
Payable for fund shares redeemed	21,238
Accrued management fee	10,897
Distribution fees payable	11,129
Other affiliated payables	6,816
Other payables and accrued expenses	42,438
Collateral on securities loaned, at value	1,570,850
Total liabilities		1,715,761

Net Assets		$ 23,703,899
Net Assets consist of:
Paid in capital		$ 28,246,706
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,593,076)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,050,269
Net Assets		$ 23,703,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,118,573 ÷ 616,855 shares)	$ 11.54

Maximum offering price per share (100/94.25 of $11.54)	$ 12.24
Class T: Net Asset Value and redemption price per share ($9,393,273 ÷ 833,147 shares)	$ 11.27

Maximum offering price per share (100/96.50 of $11.27)	$ 11.68
Class B: Net Asset Value and offering price per share ($3,893,135 ÷ 360,532 shares)A	$ 10.80

Class C: Net Asset Value and offering price per share ($3,110,423 ÷ 289,453 shares)A	$ 10.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($188,495 ÷ 16,038 shares)	$ 11.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2007

Investment Income
Dividends		$ 142,500
Interest		192
Income from Fidelity Central Funds (including $22,543 from security lending)		39,425
Total income		182,117

Expenses
Management fee	$ 119,696
Transfer agent fees	71,994
Distribution fees	123,748
Accounting and security lending fees	8,671
Custodian fees and expenses	11,860
Independent trustees' compensation	73
Registration fees	51,351
Audit	52,392
Legal	298
Miscellaneous	9,920
Total expenses before reductions	450,003
Expense reductions	(112,943)	337,060
Net investment income (loss)		(154,943)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,450,121
Foreign currency transactions	(728)
Total net realized gain (loss)		2,449,393
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,176)	1,193,673
Assets and liabilities in foreign currencies	37
Total change in net unrealized appreciation (depreciation)		1,193,710
Net gain (loss)		3,643,103
Net increase (decrease) in net assets resulting from operations		$ 3,488,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (154,943)	$ (150,838)
Net realized gain (loss)	2,449,393	1,125,623
Change in net unrealized appreciation (depreciation)	1,193,710	73,303
Net increase (decrease) in net assets resulting from operations	3,488,160	1,048,088
Share transactions - net increase (decrease)	(1,358,000)	(2,711,819)
Total increase (decrease) in net assets	2,130,160	(1,663,731)

Net Assets
Beginning of period	21,573,739	23,237,470
End of period	$ 23,703,899	$ 21,573,739

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.76	$ 9.27	$ 8.59	$ 8.28	$ 7.26
Income from Investment Operations
Net investment income (loss) C	(.04)	(.03)	(.04)	.01 F	(.01)
Net realized and unrealized gain (loss)	1.82	.52	.72	.30	1.03
Total from investment operations	1.78	.49	.68	.31	1.02
Net asset value, end of period	$ 11.54	$ 9.76	$ 9.27	$ 8.59	$ 8.28
Total Return A,B	18.24%	5.29%	7.92%	3.74%	14.05%
Ratios to Average Net Assets D,G
Expenses before reductions	1.74%	1.73%	1.76%	2.02%	2.28%
Expenses net of fee waivers, if any	1.25%	1.25%	1.26%	1.30%	1.33%
Expenses net of all reductions	1.25%	1.24%	1.22%	1.25%	1.25%
Net investment income (loss)	(.40)%	(.34)%	(.43)%	.08%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,119	$ 5,709	$ 5,524	$ 5,691	$ 4,076
Portfolio turnover rate E	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 9.10	$ 8.45	$ 8.16	$ 7.18
Income from Investment Operations
Net investment income (loss) C	(.07)	(.05)	(.06)	(.01) F	(.03)
Net realized and unrealized gain (loss)	1.78	.51	.71	.30	1.01
Total from investment operations	1.71	.46	.65	.29	.98
Net asset value, end of period	$ 11.27	$ 9.56	$ 9.10	$ 8.45	$ 8.16
Total Return A,B	17.89%	5.05%	7.69%	3.55%	13.65%
Ratios to Average Net Assets D,G
Expenses before reductions	2.06%	2.03%	2.07%	2.39%	2.64%
Expenses net of fee waivers, if any	1.50%	1.50%	1.51%	1.55%	1.58%
Expenses net of all reductions	1.49%	1.49%	1.47%	1.50%	1.50%
Net investment income (loss)	(.64)%	(.59)%	(.67)%	(.17)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,393	$ 8,896	$ 9,753	$ 10,200	$ 9,905
Portfolio turnover rate E	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.20	$ 8.80	$ 8.21	$ 7.98	$ 7.05
Income from Investment Operations
Net investment income (loss) C	(.11)	(.10)	(.10)	(.05) F	(.06)
Net realized and unrealized gain (loss)	1.71	.50	.69	.28	.99
Total from investment operations	1.60	.40	.59	.23	.93
Net asset value, end of period	$ 10.80	$ 9.20	$ 8.80	$ 8.21	$ 7.98
Total Return A,B	17.39%	4.55%	7.19%	2.88%	13.19%
Ratios to Average Net Assets D,G
Expenses before reductions	2.50%	2.48%	2.52%	2.82%	2.96%
Expenses net of fee waivers, if any	2.00%	2.00%	2.01%	2.05%	2.05%
Expenses net of all reductions	1.99%	1.99%	1.96%	2.00%	1.97%
Net investment income (loss)	(1.14)%	(1.08)%	(1.17)%	(.67)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,893	$ 4,242	$ 5,080	$ 5,757	$ 7,634
Portfolio turnover rate E	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 8.76	$ 8.17	$ 7.94	$ 7.02
Income from Investment Operations
Net investment income (loss) C	(.11)	(.10)	(.10)	(.05) F	(.06)
Net realized and unrealized gain (loss)	1.70	.50	.69	.28	.98
Total from investment operations	1.59	.40	.59	.23	.92
Net asset value, end of period	$ 10.75	$ 9.16	$ 8.76	$ 8.17	$ 7.94
Total Return A,B	17.36%	4.57%	7.22%	2.90%	13.11%
Ratios to Average Net Assets D,G
Expenses before reductions	2.49%	2.48%	2.51%	2.70%	2.91%
Expenses net of fee waivers, if any	2.00%	2.00%	2.01%	2.05%	2.05%
Expenses net of all reductions	2.00%	1.99%	1.97%	2.00%	1.97%
Net investment income (loss)	(1.15)%	(1.09)%	(1.17)%	(.67)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,110	$ 2,546	$ 2,688	$ 2,688	$ 2,379
Portfolio turnover rate E	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 9.39	$ 8.67	$ 8.34	$ 7.30
Income from Investment Operations
Net investment income (loss) B	(.02)	(.01)	(.02)	.03 E	.01
Net realized and unrealized gain (loss)	1.85	.54	.74	.30	1.03
Total from investment operations	1.83	.53	.72	.33	1.04
Net asset value, end of period	$ 11.75	$ 9.92	$ 9.39	$ 8.67	$ 8.34
Total Return A	18.45%	5.64%	8.30%	3.96%	14.25%
Ratios to Average Net Assets C,F
Expenses before reductions	1.39%	1.35%	1.39%	1.40%	1.50%
Expenses net of fee waivers, if any	1.00%	1.00%	1.01%	1.05%	1.05%
Expenses net of all reductions	.99%	.99%	.97%	1.00%	.97%
Net investment income (loss)	(.14)%	(.09)%	(.18)%	.33%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188	$ 180	$ 192	$ 147	$ 146
Portfolio turnover rate D	170%	88%	115%	149%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,004,769
Unrealized depreciation	(956,417)
Net unrealized appreciation (depreciation)	3,048,352
Capital loss carryforward	(7,591,154)

Cost for federal income tax purposes	$ 22,206,336

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $36,019,739 and $37,956,234, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 14,943	$ 280
Class T	.25%	.25%	43,844	165
Class B	.75%	.25%	39,069	29,331
Class C	.75%	.25%	25,892	2,702
			$ 123,748	$ 32,478

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,594
Class T	4,308
Class B*	7,054
Class C*	330
$ 19,286

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 18,421.31
Class T	33,006.38
Class B	12,341.32
Class C	7,878.30
Institutional Class	348.20
	$ 71,994

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,187 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $44 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

9. Expense Reductions. - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 29,229
Class T	1.50%	49,520
Class B	2.00%	19,815
Class C	2.00%	12,621
Institutional Class	1.00%	676
		$ 111,861

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $677 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR

Annual Report

Notes to Financial Statements - continued

10. Other. - continued

agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2007	2006	2007	2006
Class A
Shares sold	231,850	159,537	$ 2,404,652	$ 1,502,941
Shares redeemed	(199,782)	(170,840)	(2,011,648)	(1,595,833)
Net increase (decrease)	32,068	(11,303)	$ 393,004	$ (92,892)
Class T
Shares sold	144,594	171,132	$ 1,486,328	$ 1,567,640
Shares redeemed	(241,865)	(313,023)	(2,420,673)	(2,873,918)
Net increase (decrease)	(97,271)	(141,891)	$ (934,345)	$ (1,306,278)
Class B
Shares sold	60,833	61,778	$ 590,788	$ 549,230
Shares redeemed	(161,163)	(178,140)	(1,558,815)	(1,587,246)
Net increase (decrease)	(100,330)	(116,362)	$ (968,027)	$ (1,038,016)
Class C
Shares sold	123,404	58,720	$ 1,262,955	$ 515,439
Shares redeemed	(111,920)	(87,627)	(1,090,586)	(768,146)
Net increase (decrease)	11,484	(28,907)	$ 172,369	$ (252,707)
Institutional Class
Shares sold	7	2,061	$ 75	$ 20,075
Shares redeemed	(2,139)	(4,363)	(21,076)	(42,001)
Net increase (decrease)	(2,132)	(2,302)	$ (21,001)	$ (21,926)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Strategic Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Strategic Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Strategic Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Strategic Growth. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Strategic Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Strategic Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Strategic Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Strategic Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 8

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Strategic Growth Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	10,866,477.44	78.375
Against	2,241,968.83	16.171
Abstain	756,247.69	5.454
TOTAL	13,864,693.96	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Strategic Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQGI-UANN-0108
1.786700.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Strategies

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On September 19, 2007, shareholders of Fidelity® Advisor Value Strategies Fund approved a new management contract for the fund, effective October 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell Midcap® Value Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

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Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.
Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	0.34%	14.05%	9.10%
Class T (incl. 3.50% sales charge) C	2.52%	14.36%	9.18%
Class B (incl. contingent deferred sales charge) A, C	1.02%	14.24%	9.18%
Class C (incl. contingent deferred sales charge) B, C	4.74%	14.50%	8.95%

A Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns from November 30, 1997 through August 16, 2001 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0% and 0%, respectively.

C Prior to July 1, 1999, Advisor Value Strategies Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

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$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Class T on November 30, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

Credit-and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months that ended November 30, 2007, the fund's Class A, Class T, Class B and Class C shares returned 6.46%, 6.24%, 5.63% and 5.66%, respectively (excluding sales charges), easily outperforming the 0.70% gain of the Russell Midcap® Value Index for the same time period. The fund's relative performance was fueled by underweighting poorly performing financial stocks, especially having no exposure to CIT Group, E*Trade Financial and Sovereign Bancorp. Strong security selection in technology helped as well, with nice gains in software and services by French video-game manufacturer Ubisoft Entertainment and Internet infrastructure company VeriSign. Technology hardware producer Avnet moved up as well. Elsewhere, good choices in out-of-index capital goods stocks such as Washington Group International and Denmark's Vestas Wind Systems helped, as did nice picks in materials, including chemical producer Celanese. Utilities stocks NRG Energy and Constellation Energy also helped, as did currency fluctuations during the period. Weak picks in the consumer discretionary sector detracted, including homebuilder Standard Pacific, Retail Ventures and Sears Holdings. Underweighting the materials sector with little or no exposure to index components Lyondell Chemical, fertilizer manufacturer Mosaic and copper company Freeport-McMoRan Copper & Gold hurt as well. Some poor choices in non-index banks detracted, including Countrywide Financial and BankUnited Financial. Some of the stocks mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 902.30	$ 5.67
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 6.02
Class T
Actual	$ 1,000.00	$ 901.50	$ 6.58
Hypothetical A	$ 1,000.00	$ 1,018.15	$ 6.98
Class B
Actual	$ 1,000.00	$ 898.70	$ 9.38
Hypothetical A	$ 1,000.00	$ 1,015.19	$ 9.95
Class C
Actual	$ 1,000.00	$ 899.10	$ 9.33
Hypothetical A	$ 1,000.00	$ 1,015.24	$ 9.90
Fidelity Value Strategies Fund
Actual	$ 1,000.00	$ 903.70	$ 4.30
Hypothetical A	$ 1,000.00	$ 1,020.56	$ 4.56
Institutional Class
Actual	$ 1,000.00	$ 904.10	$ 4.11
Hypothetical A	$ 1,000.00	$ 1,020.76	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.19%
Class T	1.38%
Class B	1.97%
Class C	1.96%
Fidelity Value Strategies Fund	.90%
Institutional Class	.86%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
NRG Energy, Inc.	1.5	1.0
URS Corp.	0.9	0.0
AES Corp.	0.8	0.9
Ultra Petroleum Corp.	0.8	0.5
Itron, Inc.	0.7	0.3
Cabot Oil & Gas Corp.	0.7	0.6
CB Richard Ellis Group, Inc. Class A	0.7	0.0
MoneyGram International, Inc.	0.7	0.5
ValueClick, Inc.	0.7	0.4
Minerals Technologies, Inc.	0.6	0.4
	8.1
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.7	18.5
Consumer Discretionary	15.4	12.1
Industrials	14.7	12.1
Financials	13.9	18.7
Energy	9.7	9.9
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.6%		Stocks 100.3%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets(dagger) (0.3)%
* Foreign investments	17.6%	** Foreign investments	17.6%

* Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.5%
The Goodyear Tire & Rubber Co. (a)	260,600	$ 7,492
Visteon Corp. (a)	624,500	2,748
		10,240
Automobiles - 0.9%
DaimlerChrysler AG	61,200	6,222
Monaco Coach Corp. (d)	292,200	2,639
Renault SA	46,400	6,751
Winnebago Industries, Inc.	43,041	926
		16,538
Diversified Consumer Services - 0.9%
H&R Block, Inc.	530,300	10,436
Regis Corp.	187,500	5,511
		15,947
Hotels, Restaurants & Leisure - 0.5%
IHOP Corp. (d)	137,700	6,987
McCormick & Schmick's Seafood Restaurants (a)	176,200	2,583
		9,570
Household Durables - 2.4%
Bassett Furniture Industries, Inc.	205,608	1,830
Beazer Homes USA, Inc. (d)	173,400	1,472
Black & Decker Corp.	73,900	6,108
Centex Corp.	277,200	5,782
Directed Electronics, Inc. (a)	346,675	655
Ethan Allen Interiors, Inc.	170,600	4,872
Furniture Brands International, Inc.	191,097	1,936
Hovnanian Enterprises, Inc. Class A (a)	98,500	745
KB Home	229,600	4,796
Newell Rubbermaid, Inc.	61,300	1,642
Samson Holding Ltd.	3,573,000	826
The Stanley Works	117,500	6,128
Whirlpool Corp.	104,700	8,477
		45,269
Leisure Equipment & Products - 1.6%
Brunswick Corp.	328,600	6,700
Callaway Golf Co.	173,686	2,963
Eastman Kodak Co.	288,700	6,779
MarineMax, Inc. (a)	147,300	2,408
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Mattel, Inc.	242,000	$ 4,835
Polaris Industries, Inc.	116,000	5,285
		28,970
Media - 3.3%
Cinemark Holdings, Inc.	11,100	185
Dolan Media Co.	67,300	1,783
E.W. Scripps Co. Class A	196,800	8,551
Grupo Televisa SA de CV (CPO) sponsored ADR	393,200	9,504
Live Nation, Inc. (a)	360,439	4,837
News Corp. Class B	224,900	4,876
Omnicom Group, Inc.	181,600	8,853
R.H. Donnelley Corp. (a)	213,200	9,470
Regal Entertainment Group Class A	300,600	5,949
Valassis Communications, Inc. (a)	602,281	7,426
		61,434
Multiline Retail - 0.7%
Retail Ventures, Inc. (a)(d)	423,441	2,939
Sears Holdings Corp. (a)(d)	80,000	8,441
Tuesday Morning Corp.	315,600	2,348
		13,728
Specialty Retail - 3.9%
Advance Auto Parts, Inc.	186,600	6,710
American Eagle Outfitters, Inc.	132,200	3,026
Asbury Automotive Group, Inc.	164,241	2,749
Charlotte Russe Holding, Inc. (a)	56,000	922
Citi Trends, Inc. (a)	311,904	4,819
Collective Brands, Inc. (a)(d)	397,350	6,091
Group 1 Automotive, Inc. (d)	155,000	4,166
Gymboree Corp. (a)	11,500	384
Jos. A. Bank Clothiers, Inc. (a)(d)	136,222	3,527
Limited Brands, Inc.	48,300	970
OfficeMax, Inc.	226,100	5,637
PetSmart, Inc.	312,100	8,889
Ross Stores, Inc.	206,871	5,457
Staples, Inc.	342,700	8,122
The Children's Place Retail Stores, Inc. (a)(d)	242,853	6,912
Tween Brands, Inc. (a)	21,900	551
Williams-Sonoma, Inc.	125,500	3,653
		72,585
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.7%
Adidas-Salomon AG	87,100	$ 5,794
Carter's, Inc. (a)	34,800	781
Liz Claiborne, Inc.	288,400	7,236
		13,811
TOTAL CONSUMER DISCRETIONARY		288,092
CONSUMER STAPLES - 4.6%
Beverages - 0.3%
Fomento Economico Mexicano SA de CV sponsored ADR	172,000	5,573
Food & Staples Retailing - 2.0%
Nash-Finch Co. (d)	123,984	4,425
Rite Aid Corp. (a)(d)	2,041,000	7,593
SUPERVALU, Inc.	212,800	8,910
Sysco Corp.	190,200	6,183
Winn-Dixie Stores, Inc. (a)(d)	550,879	10,417
		37,528
Food Products - 1.6%
Campbell Soup Co.	191,800	7,043
Cermaq ASA	332,200	4,192
Chiquita Brands International, Inc. (a)	236,800	4,544
Marine Harvest ASA (a)(d)	10,851,000	6,788
TreeHouse Foods, Inc. (a)	276,434	6,516
		29,083
Household Products - 0.5%
Energizer Holdings, Inc. (a)	84,400	9,590
Personal Products - 0.2%
Bare Escentuals, Inc. (a)	210,400	4,429
TOTAL CONSUMER STAPLES		86,203
ENERGY - 9.7%
Energy Equipment & Services - 3.0%
Acergy SA	177,100	3,758
Atwood Oceanics, Inc. (a)	97,700	8,524
Cameron International Corp. (a)	64,700	6,032
CE Franklin Ltd. (a)	160,943	1,136
Compagnie Generale de Geophysique SA (a)	22,400	6,720
Expro International Group PLC	387,600	8,087
Exterran Holdings, Inc. (a)	55,458	4,439
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
FMC Technologies, Inc. (a)	105,500	$ 5,864
Grey Wolf, Inc. (a)	348,700	1,771
National Oilwell Varco, Inc. (a)	65,700	4,477
Patterson-UTI Energy, Inc.	38,600	728
Subsea 7, Inc. (a)	139,400	3,204
		54,740
Oil, Gas & Consumable Fuels - 6.7%
Arch Coal, Inc.	279,000	10,563
Aurora Oil & Gas Corp. (a)	1,238,741	1,672
Cabot Oil & Gas Corp.	368,918	12,698
Canadian Natural Resources Ltd.	94,400	6,129
CONSOL Energy, Inc.	19,300	1,144
Copano Energy LLC	152,813	5,960
El Paso Pipeline Partners LP	145,800	3,397
EOG Resources, Inc.	86,600	7,169
EXCO Resources, Inc. (a)	411,424	5,752
Forest Oil Corp. (a)	112,900	5,315
Niko Resources Ltd.	22,700	2,093
NuStar GP Holdings LLC	185,224	5,268
OPTI Canada, Inc. (a)	176,900	3,149
Petrohawk Energy Corp. (a)	510,630	8,323
Plains Exploration & Production Co. (a)	84,900	4,280
Quicksilver Resources, Inc. (a)	39,100	1,978
Southwestern Energy Co. (a)	122,400	6,092
Tesoro Corp.	99,800	4,908
Ultra Petroleum Corp. (a)	220,200	14,291
Valero Energy Corp.	130,800	8,511
Williams Companies, Inc.	196,800	6,831
		125,523
TOTAL ENERGY		180,263
FINANCIALS - 13.8%
Capital Markets - 3.1%
Ameriprise Financial, Inc.	118,600	6,961
Bear Stearns Companies, Inc.	61,800	6,161
GLG Partners, Inc. warrants 12/28/11 (a)	344,000	2,047
Gluskin Sheff + Associates, Inc.	222,000	5,613
Janus Capital Group, Inc.	213,300	7,160
Julius Baer Holding AG	75,549	6,384
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
KKR Private Equity Investors, LP	456,000	$ 8,185
Legg Mason, Inc.	82,900	6,326
State Street Corp.	98,196	7,845
		56,682
Commercial Banks - 1.4%
DnB Nor ASA	206,600	3,237
HSBC Holdings PLC (United Kingdom) (Reg.)	331,202	5,664
PNC Financial Services Group, Inc.	91,800	6,721
Sterling Financial Corp., Washington	239,526	4,295
UCBH Holdings, Inc.	289,000	4,647
Wintrust Financial Corp.	54,500	1,925
		26,489
Consumer Finance - 0.1%
Discover Financial Services	106,700	1,853
Diversified Financial Services - 0.9%
Bolsa de Mercadorias & Futuros - BM&F SA	67,500	919
Citigroup, Inc.	59,800	1,991
JPMorgan Chase & Co.	155,400	7,089
Maiden Holdings Ltd. (e)	89,600	717
MarketAxess Holdings, Inc. (a)	438,161	6,292
MSCI, Inc. Class A	4,500	124
		17,132
Insurance - 4.1%
AMBAC Financial Group, Inc. (a)	308,200	8,392
American International Group, Inc.	186,456	10,839
American Safety Insurance Group Ltd. (a)	272,451	5,008
Argo Group International Holdings, Ltd. (a)	152,287	6,017
Aspen Insurance Holdings Ltd.	105,100	3,027
Endurance Specialty Holdings Ltd.	183,600	7,416
Everest Re Group Ltd.	68,100	7,146
First Mercury Financial Corp.	5,251	111
IPC Holdings Ltd.	171,500	5,070
MBIA, Inc.	44,700	1,632
National Financial Partners Corp.	76,200	3,459
Platinum Underwriters Holdings Ltd.	115,170	4,183
Principal Financial Group, Inc.	96,600	6,326
The Chubb Corp.	59,900	3,268
United America Indemnity Ltd. Class A (a)	251,340	4,977
		76,871
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.5%
Alexandria Real Estate Equities, Inc.	69,801	$ 6,857
Annaly Capital Management, Inc.	441,500	7,598
Chimera Investment Corp.	191,500	2,970
Corporate Office Properties Trust (SBI)	45,800	1,654
Developers Diversified Realty Corp.	42,300	1,879
Highwoods Properties, Inc. (SBI)	102,300	3,246
Home Properties, Inc.	80,700	3,647
ProLogis Trust	5,500	360
		28,211
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	532,700	12,652
The St. Joe Co.	6,600	188
		12,840
Thrifts & Mortgage Finance - 2.0%
Countrywide Financial Corp.	365,000	3,949
Fannie Mae	203,100	7,803
FirstFed Financial Corp. (a)(d)	168,800	5,911
Freddie Mac	22,300	782
MGIC Investment Corp. (d)	231,400	5,443
New York Community Bancorp, Inc. (d)	532,400	9,908
Washington Federal, Inc.	121,800	2,859
		36,655
TOTAL FINANCIALS		256,733
HEALTH CARE - 7.7%
Biotechnology - 1.4%
Amgen, Inc. (a)	123,400	6,818
MannKind Corp. (a)	194,597	1,829
Neurocrine Biosciences, Inc. (a)	151,824	1,977
PDL BioPharma, Inc. (a)	482,905	8,552
Theravance, Inc. (a)	259,320	6,247
		25,423
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc. (a)	11,400	193
Becton, Dickinson & Co.	70,800	5,857
C.R. Bard, Inc.	92,000	7,777
Covidien Ltd.	110,375	4,427
Hillenbrand Industries, Inc.	147,500	7,941
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Integra LifeSciences Holdings Corp. (a)	50,200	$ 2,081
Medtronic, Inc.	84,200	4,282
Smith & Nephew PLC sponsored ADR	3,100	185
		32,743
Health Care Providers & Services - 2.3%
Capital Senior Living Corp. (a)	725,056	5,953
DaVita, Inc. (a)	101,200	6,270
Emeritus Corp. (a)	207,600	5,232
HealthSouth Corp. (a)(d)	173,200	3,435
Henry Schein, Inc. (a)	118,197	6,991
LHC Group, Inc. (a)	218,175	5,585
LifePoint Hospitals, Inc. (a)	23,700	750
Universal American Financial Corp. (a)	390,163	9,301
		43,517
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)(d)	159,484	2,821
HLTH Corp. (a)	273,000	3,819
		6,640
Life Sciences Tools & Services - 0.3%
AMAG Pharmaceuticals, Inc. (a)	90,500	5,216
Pharmaceuticals - 1.6%
Alpharma, Inc. Class A (d)	395,500	8,306
Barr Pharmaceuticals, Inc. (a)	127,117	6,826
BioForm Medical, Inc.	248,000	1,924
Collagenex Pharmaceuticals, Inc. (a)	188,300	1,499
MGI Pharma, Inc. (a)	153,281	5,305
XenoPort, Inc. (a)	112,900	5,937
		29,797
TOTAL HEALTH CARE		143,336
INDUSTRIALS - 14.7%
Aerospace & Defense - 0.7%
General Dynamics Corp.	73,600	6,534
Lockheed Martin Corp.	59,000	6,530
		13,064
Air Freight & Logistics - 0.3%
Forward Air Corp.	166,730	5,397
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 4.4%
ACCO Brands Corp. (a)(d)	472,765	$ 7,900
Allied Waste Industries, Inc. (a)	489,500	5,585
CDI Corp.	130,402	3,478
Cenveo, Inc. (a)	320,616	6,592
Clean Harbors, Inc. (a)	70,189	3,772
Corporate Executive Board Co.	46,800	3,140
CoStar Group, Inc. (a)	36,981	1,782
Equifax, Inc.	160,600	5,979
Monster Worldwide, Inc. (a)	157,500	5,319
On Assignment, Inc. (a)	714,573	4,566
R.R. Donnelley & Sons Co.	227,800	8,351
Robert Half International, Inc.	192,300	5,184
The Brink's Co.	151,583	9,698
TRC Companies, Inc. (a)	201,118	1,687
Waste Connections, Inc. (a)	172,000	5,475
Waste Services, Inc. (a)	424,343	3,921
		82,429
Construction & Engineering - 3.0%
AMEC PLC	128,200	2,023
Chicago Bridge & Iron Co. NV (NY Shares)	123,800	6,580
Great Lakes Dredge & Dock Corp.	398,863	3,554
Grupo Acciona SA	11,000	3,733
Quanta Services, Inc. (a)	383,430	10,498
Shaw Group, Inc. (a)	119,400	7,572
SNC-Lavalin Group, Inc.	123,800	5,897
URS Corp. (a)	288,075	16,561
		56,418
Electrical Equipment - 1.0%
Acuity Brands, Inc.	25,600	1,011
Prysmian SpA	271,600	6,814
Superior Essex, Inc. (a)	159,565	3,871
Vestas Wind Systems AS (a)	68,300	6,485
		18,181
Industrial Conglomerates - 0.5%
Siemens AG (Reg.)	55,800	8,469
Machinery - 2.6%
Accuride Corp. (a)	404,105	3,067
Albany International Corp. Class A	137,700	5,325
Bucyrus International, Inc. Class A	85,600	7,508
Cummins, Inc.	18,600	2,174
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Eaton Corp.	69,300	$ 6,189
Ingersoll-Rand Co. Ltd. Class A	123,300	6,367
Navistar International Corp. (a)	162,500	8,442
Sulzer AG (Reg.)	5,975	9,011
		48,083
Marine - 0.5%
American Commercial Lines, Inc. (a)	13,800	240
Navios Maritime Holdings, Inc.	214,300	3,127
Ultrapetrol (Bahamas) Ltd.	383,650	6,664
		10,031
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	134,400	3,533
Knight Transportation, Inc.	122,700	1,865
Old Dominion Freight Lines, Inc. (a)	86,398	1,947
P.A.M. Transportation Services, Inc. (a)	227,974	3,422
Ryder System, Inc.	109,900	4,765
		15,532
Trading Companies & Distributors - 0.9%
Beacon Roofing Supply, Inc. (a)(d)	562,400	5,180
Rush Enterprises, Inc.:
Class A (a)	385,054	6,068
Class B (a)	13,800	219
WESCO International, Inc. (a)	128,400	5,198
		16,665
TOTAL INDUSTRIALS		274,269
INFORMATION TECHNOLOGY - 17.7%
Communications Equipment - 2.0%
Adtran, Inc.	262,309	5,689
CommScope, Inc. (a)	72,800	2,948
Comverse Technology, Inc. (a)	344,900	5,587
Dycom Industries, Inc. (a)	204,700	5,760
Finisar Corp. (a)	1,003,907	1,707
Powerwave Technologies, Inc. (a)	828,157	3,429
RADWARE Ltd. (a)	331,715	4,455
Sycamore Networks, Inc. (a)	979,342	3,770
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	154,600	3,782
		37,127
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.5%
Diebold, Inc.	190,400	$ 6,466
Hypercom Corp. (a)	342,253	1,831
NCR Corp. (a)	322,000	7,709
Network Appliance, Inc. (a)	229,100	5,661
Western Digital Corp. (a)	251,700	6,954
		28,621
Electronic Equipment & Instruments - 2.7%
Agilent Technologies, Inc. (a)	197,700	7,479
Arrow Electronics, Inc. (a)	180,000	6,662
Avnet, Inc. (a)	102,300	3,529
Benchmark Electronics, Inc. (a)	253,100	4,543
Flextronics International Ltd. (a)	216,200	2,586
Itron, Inc. (a)(d)	164,570	12,762
Jabil Circuit, Inc.	283,111	4,799
Tyco Electronics Ltd.	230,975	8,636
		50,996
Internet Software & Services - 2.1%
Dice Holdings, Inc.	184,800	1,826
Greenfield Online, Inc. (a)	220,938	3,323
Move, Inc. (a)	4,242,767	9,971
ValueClick, Inc. (a)	507,400	11,995
VeriSign, Inc.	239,500	9,796
Yahoo!, Inc. (a)	70,700	1,895
		38,806
IT Services - 3.9%
Affiliated Computer Services, Inc. Class A (a)	189,100	7,935
BearingPoint, Inc. (a)	648,800	2,368
CACI International, Inc. Class A (a)	124,513	5,652
Cognizant Technology Solutions Corp. Class A (a)	60,500	1,882
Fiserv, Inc. (a)	114,000	5,852
MoneyGram International, Inc. (d)	813,000	12,553
Perot Systems Corp. Class A (a)	451,900	5,942
Sapient Corp. (a)	809,498	5,861
Satyam Computer Services Ltd. sponsored ADR	147,800	3,866
SRA International, Inc. Class A (a)	200,600	5,484
The Western Union Co.	304,200	6,875
Unisys Corp. (a)	1,649,700	8,183
		72,453
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 3.8%
Altera Corp.	85,100	$ 1,598
AMIS Holdings, Inc. (a)	765,800	5,874
Amkor Technology, Inc. (a)	484,700	3,994
Applied Materials, Inc.	102,500	1,930
Atmel Corp. (a)	1,711,800	7,515
Infineon Technologies AG sponsored ADR (a)	434,400	5,143
Integrated Device Technology, Inc. (a)	352,585	4,277
Maxim Integrated Products, Inc.	176,100	4,084
Microchip Technology, Inc.	66,900	1,926
National Semiconductor Corp.	259,600	5,934
Nec Electronics Corp. (a)	172,000	4,824
ON Semiconductor Corp. (a)	677,000	6,222
Skyworks Solutions, Inc. (a)	523,200	4,751
Supertex, Inc. (a)	178,480	6,059
Teradyne, Inc. (a)	281,400	3,064
Varian Semiconductor Equipment Associates, Inc. (a)	67,100	2,785
		69,980
Software - 1.7%
CompuGROUP Holding AG (a)	6,600	132
Electronic Arts, Inc. (a)	99,200	5,574
EPIQ Systems, Inc. (a)	547,294	9,534
Fair Isaac Corp.	203,500	7,521
Gameloft (a)	368,913	3,265
Misys PLC	1,287,579	5,320
Moldflow Corp. (a)	22,218	354
		31,700
TOTAL INFORMATION TECHNOLOGY		329,683
MATERIALS - 7.7%
Chemicals - 3.6%
Agrium, Inc.	101,100	5,804
Airgas, Inc.	100,500	4,973
Albemarle Corp.	132,800	5,862
Arkema sponsored ADR (a)	89,300	5,666
Calgon Carbon Corp. (a)	448,700	6,533
Chemtura Corp.	512,400	3,843
Ecolab, Inc.	132,900	6,366
H.B. Fuller Co.	207,700	5,253
Minerals Technologies, Inc.	162,889	10,897
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Nalco Holding Co.	143,800	$ 3,445
PolyOne Corp. (a)	537,100	3,368
Spartech Corp.	190,700	2,605
Tronox, Inc. Class A	312,100	2,575
		67,190
Containers & Packaging - 0.2%
Temple-Inland, Inc.	74,800	3,439
Metals & Mining - 3.7%
Agnico-Eagle Mines Ltd.	48,600	2,333
AK Steel Holding Corp. (a)	193,300	8,615
Alcoa, Inc.	183,800	6,685
Allegheny Technologies, Inc.	36,400	3,558
First Uranium Corp.	503,600	5,137
Kinross Gold Corp. (a)	133,900	2,306
Lihir Gold Ltd. (a)	837,085	2,891
Newcrest Mining Ltd.	132,337	3,947
Quanex Corp.	178,217	8,918
Randgold Resources Ltd. sponsored ADR	64,400	2,266
Reliance Steel & Aluminum Co.	113,700	5,866
Shore Gold, Inc. (a)	1,126,900	5,342
Titanium Metals Corp.	275,721	8,181
ZincOx Resources PLC (a)	748,900	4,357
		70,402
Paper & Forest Products - 0.2%
MeadWestvaco Corp.	71,200	2,340
Schweitzer-Mauduit International, Inc.	50,501	1,348
		3,688
TOTAL MATERIALS		144,719
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.2%
Cincinnati Bell, Inc. (a)	1,169,260	5,566
Global Crossing Ltd. (a)	52,300	959
Qwest Communications International, Inc. (a)	1,338,300	8,873
Verizon Communications, Inc.	176,300	7,618
		23,016
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
NII Holdings, Inc. (a)	96,200	$ 5,306
Sprint Nextel Corp.	351,900	5,461
		10,767
TOTAL TELECOMMUNICATION SERVICES		33,783
UTILITIES - 6.4%
Electric Utilities - 2.3%
Allegheny Energy, Inc.	50,500	3,068
E.ON AG	35,700	7,324
Entergy Corp.	82,231	9,830
Great Plains Energy, Inc.	71,400	2,119
PPL Corp.	208,000	10,600
Reliant Energy, Inc. (a)	389,148	10,133
		43,074
Gas Utilities - 0.3%
Equitable Resources, Inc.	110,500	5,841
Independent Power Producers & Energy Traders - 3.3%
AES Corp. (a)	714,400	15,610
Clipper Windpower PLC (a)	589,500	7,331
Constellation Energy Group, Inc.	76,789	7,695
Dynegy, Inc. Class A (a)	435,300	3,313
NRG Energy, Inc. (a)	638,324	27,057
		61,006
Multi-Utilities - 0.5%
CMS Energy Corp.	204,100	3,557
OGE Energy Corp.	25,500	908
Sempra Energy	95,200	5,961
		10,426
TOTAL UTILITIES		120,347
TOTAL COMMON STOCKS (Cost $1,900,693)		1,857,428
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value (000s)
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Freddie Mac 8.375%	70,000	$ 1,785
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,750)		1,785
Money Market Funds - 3.7%

Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c) (Cost $68,161)	68,161,138	68,161
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,970,604)		1,927,374
NET OTHER ASSETS - (3.3)%		(60,966)
NET ASSETS - 100%		$ 1,866,408
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $717,000 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 397
Fidelity Securities Lending Cash Central Fund	879
Total	$ 1,276
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.4%
Canada	3.2%
Bermuda	2.8%
United Kingdom	2.2%
Germany	1.8%
France	1.3%
Others (individually less than 1%)	6.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $67,693) - See accompanying schedule: Unaffiliated issuers (cost $1,902,443)	$ 1,859,213
Fidelity Central Funds (cost $68,161)	68,161
Total Investments (cost $1,970,604)		$ 1,927,374
Cash		807
Foreign currency held at value (cost $940)		940
Receivable for investments sold		59,132
Receivable for fund shares sold		1,850
Dividends receivable		1,712
Distributions receivable from Fidelity Central Funds		70
Other receivables		22
Total assets		1,991,907

Liabilities
Payable for investments purchased	$ 50,288
Payable for fund shares redeemed	4,564
Accrued management fee	880
Distribution fees payable	621
Other affiliated payables	472
Other payables and accrued expenses	513
Collateral on securities loaned, at value	68,161
Total liabilities		125,499

Net Assets		$ 1,866,408
Net Assets consist of:
Paid in capital		$ 1,595,746
Undistributed net investment income		119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		313,768
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(43,225)
Net Assets		$ 1,866,408

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($354,551 ÷ 11,560 shares)	$ 30.67

Maximum offering price per share (100/94.25 of $30.67)	$ 32.54
Class T: Net Asset Value and redemption price per share ($750,709 ÷ 23,844 shares)	$ 31.48

Maximum offering price per share (100/96.50 of $31.48)	$ 32.62
Class B: Net Asset Value and offering price per share ($174,809 ÷ 6,082 shares)A	$ 28.74

Class C: Net Asset Value and offering price per share ($94,456 ÷ 3,313 shares)A	$ 28.51

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($407,011 ÷ 12,115 shares)	$ 33.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($84,872 ÷ 2,617 shares)	$ 32.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 24,512
Interest		29
Income from Fidelity Central Funds		1,276
Total income		25,817

Expenses
Management fee	$ 11,790
Transfer agent fees	5,188
Distribution fees	8,186
Accounting and security lending fees	651
Custodian fees and expenses	172
Independent trustees' compensation	8
Registration fees	206
Audit	67
Legal	20
Interest	89
Miscellaneous	495
Total expenses before reductions	26,872
Expense reductions	(237)	26,635
Net investment income (loss)		(818)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	319,630
Foreign currency transactions	391
Total net realized gain (loss)		320,021
Change in net unrealized appreciation (depreciation) on: Investment securities	(211,237)
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		(211,227)
Net gain (loss)		108,794
Net increase (decrease) in net assets resulting from operations		$ 107,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (818)	$ 32
Net realized gain (loss)	320,021	264,719
Change in net unrealized appreciation (depreciation)	(211,227)	14,826
Net increase (decrease) in net assets resulting from operations	107,976	279,577
Distributions to shareholders from net investment income	(417)	(1,053)
Distributions to shareholders from net realized gain	(226,010)	(387,222)
Total distributions	(226,427)	(388,275)
Share transactions - net increase (decrease)	214,781	4,446
Total increase (decrease) in net assets	96,330	(104,252)

Net Assets
Beginning of period	1,770,078	1,874,330
End of period (including undistributed net investment income of $119 and accumulated net investment loss of $1,181, respectively)	$ 1,866,408	$ 1,770,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 33.03	$ 35.39	$ 33.58	$ 30.95	$ 21.74
Income from Investment Operations
Net investment income (loss) C	.02	.06	.03	(.10)	(.08)
Net realized and unrealized gain (loss)	1.89	4.94	2.04	2.73	9.29
Total from investment operations	1.91	5.00	2.07	2.63	9.21
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	(4.27)	(7.35)	(.26)	-	-
Total distributions	(4.27)	(7.36)	(.26)	-	-
Net asset value, end of period	$ 30.67	$ 33.03	$ 35.39	$ 33.58	$ 30.95
Total Return A,B	6.46%	17.23%	6.19%	8.50%	42.36%
Ratios to Average Net Assets D,F
Expenses before reductions	1.16%	1.17%	1.19%	1.18%	1.21%
Expenses net of fee waivers, if any	1.16%	1.17%	1.19%	1.18%	1.21%
Expenses net of all reductions	1.15%	1.16%	1.13%	1.17%	1.18%
Net investment income (loss)	.07%	.20%	.09%	(.30)%	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 355	$ 334	$ 312	$ 299	$ 238
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 33.77	$ 36.06	$ 34.28	$ 31.65	$ 22.28
Income from Investment Operations
Net investment income (loss) C	(.04)	- G	(.03)	(.16)	(.13)
Net realized and unrealized gain (loss)	1.94	5.06	2.07	2.79	9.50
Total from investment operations	1.90	5.06	2.04	2.63	9.37
Distributions from net realized gain	(4.19)	(7.35)	(.26)	-	-
Net asset value, end of period	$ 31.48	$ 33.77	$ 36.06	$ 34.28	$ 31.65
Total Return A,B	6.24%	17.03%	5.97%	8.31%	42.06%
Ratios to Average Net Assets D,F
Expenses before reductions	1.35%	1.35%	1.37%	1.38%	1.41%
Expenses net of fee waivers, if any	1.35%	1.35%	1.37%	1.38%	1.41%
Expenses net of all reductions	1.34%	1.34%	1.32%	1.36%	1.38%
Net investment income (loss)	(.12)%	.01%	(.10)%	(.50)%	(.54)%
Supplemental Data
Net assets, end of period (in millions)	$ 751	$ 827	$ 930	$ 1,107	$ 1,127
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.17	$ 34.01	$ 32.54	$ 30.24	$ 21.42
Income from Investment Operations
Net investment income (loss) C	(.21)	(.18)	(.23)	(.35)	(.27)
Net realized and unrealized gain (loss)	1.78	4.69	1.96	2.65	9.09
Total from investment operations	1.57	4.51	1.73	2.30	8.82
Distributions from net realized gain	(4.00)	(7.35)	(.26)	-	-
Net asset value, end of period	$ 28.74	$ 31.17	$ 34.01	$ 32.54	$ 30.24
Total Return A,B	5.63%	16.29%	5.33%	7.61%	41.18%
Ratios to Average Net Assets D,F
Expenses before reductions	1.95%	1.97%	1.98%	2.02%	2.04%
Expenses net of fee waivers, if any	1.95%	1.97%	1.98%	2.02%	2.04%
Expenses net of all reductions	1.94%	1.96%	1.93%	2.00%	2.01%
Net investment income (loss)	(.72)%	(.61)%	(.71)%	(1.14)%	(1.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 175	$ 212	$ 244	$ 301	$ 290
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 30.96	$ 33.83	$ 32.37	$ 30.07	$ 21.29
Income from Investment Operations
Net investment income (loss) C	(.21)	(.17)	(.23)	(.33)	(.26)
Net realized and unrealized gain (loss)	1.78	4.65	1.95	2.63	9.04
Total from investment operations	1.57	4.48	1.72	2.30	8.78
Distributions from net realized gain	(4.02)	(7.35)	(.26)	-	-
Net asset value, end of period	$ 28.51	$ 30.96	$ 33.83	$ 32.37	$ 30.07
Total Return A,B	5.66%	16.30%	5.33%	7.65%	41.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.95%	1.98%	1.97%	1.99%
Expenses net of fee waivers, if any	1.94%	1.95%	1.98%	1.97%	1.99%
Expenses net of all reductions	1.93%	1.94%	1.93%	1.96%	1.97%
Net investment income (loss)	(.71)%	(.59)%	(.71)%	(1.10)%	(1.13)%
Supplemental Data
Net assets, end of period (in millions)	$ 94	$ 99	$ 108	$ 136	$ 106
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.77	$ 37.75	$ 35.71	$ 32.81	$ 22.95
Income from Investment Operations
Net investment income (loss) B	.12	.14	.14	- F	.02
Net realized and unrealized gain (loss)	2.06	5.34	2.16	2.90	9.84
Total from investment operations	2.18	5.48	2.30	2.90	9.86
Distributions from net investment income	(.04)	(.11)	-	-	-
Distributions from net realized gain	(4.31)	(7.35)	(.26)	-	-
Total distributions	(4.35)	(7.46)	(.26)	-	-
Net asset value, end of period	$ 33.60	$ 35.77	$ 37.75	$ 35.71	$ 32.81
Total Return A	6.78%	17.52%	6.46%	8.84%	42.96%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.93%	.89%	.87%	.79%
Expenses net of fee waivers, if any	.89%	.93%	.89%	.87%	.79%
Expenses net of all reductions	.87%	.91%	.83%	.86%	.76%
Net investment income (loss)	.35%	.44%	.39%	.00%	.08%
Supplemental Data
Net assets, end of period (in millions)	$ 407	$ 216	$ 171	$ 185	$ 22
Portfolio turnover rate D	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.69	$ 36.82	$ 34.80	$ 31.95	$ 22.36
Income from Investment Operations
Net investment income (loss) B	.14	.18	.17	.03	.01
Net realized and unrealized gain (loss)	1.98	5.19	2.11	2.82	9.58
Total from investment operations	2.12	5.37	2.28	2.85	9.59
Distributions from net investment income	(.07)	(.15)	-	-	-
Distributions from net realized gain	(4.31)	(7.35)	(.26)	-	-
Total distributions	(4.38)	(7.50)	(.26)	-	-
Net asset value, end of period	$ 32.43	$ 34.69	$ 36.82	$ 34.80	$ 31.95
Total Return A	6.82%	17.70%	6.58%	8.92%	42.89%
Ratios to Average Net Assets C,E
Expenses before reductions	.83%	.79%	.80%	.79%	.83%
Expenses net of fee waivers, if any	.83%	.79%	.80%	.79%	.83%
Expenses net of all reductions	.82%	.78%	.74%	.78%	.81%
Net investment income (loss)	.40%	.57%	.48%	.08%	.03%
Supplemental Data
Net assets, end of period (in millions)	$ 85	$ 81	$ 109	$ 131	$ 141
Portfolio turnover rate D	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustee compensation, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 167,210
Unrealized depreciation	(223,350)
Net unrealized appreciation (depreciation)	(56,140)
Undistributed ordinary income	161,979
Undistributed long-term capital gain	98,471

Cost for federal income tax purposes	$ 1,983,514

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 101,400	$ 1,053
Long-term Capital Gains	125,027	387,222
Total	$ 226,427	$ 388,275

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,139,962 and $4,160,902, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on September 19, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Retail Class as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (September, 2008). Subsequent months will be

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 927	$ 31
Class T	.25%	.25%	4,204	81
Class B	.75%	.25%	2,035	1,528
Class C	.75%	.25%	1,020	69
			$ 8,186	$ 1,709

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 96
Class T	35
Class B*	263
Class C*	5
$ 399

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,017.27
Class T	1,813.22
Class B	625.31
Class C	306.30
Fidelity Value Strategies Fund	1,261.25
Institutional Class	166.19
	$ 5,188

Effective January 1, 2008, FIIOC, an affiliate of FMR replaced FSC as transfer agent for the Fidelity Value Strategies Fund.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,397	5.27%	$ 89

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $879.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $157 for the period. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 13
Class T	18
Fidelity Value Strategies Fund	16
$ 47

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ -	$ 106
Fidelity Value Strategies Fund	258	522
Institutional Class	159	425
Total	$ 417	$ 1,053
From net realized gain
Class A	$ 43,826	$ 65,270
Class T	103,366	188,894
Class B	27,424	52,282
Class C	12,966	24,896
Fidelity Value Strategies Fund	28,276	34,631
Institutional Class	10,152	21,249
Total	$ 226,010	$ 387,222

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	3,295	2,955	$ 105,009	$ 89,837
Reinvestment of distributions	1,416	2,133	41,941	61,932
Shares redeemed	(3,273)	(3,791)	(103,751)	(114,922)
Net increase (decrease)	1,438	1,297	$ 43,199	$ 36,847
Class T
Shares sold	4,198	3,928	$ 137,212	$ 122,243
Reinvestment of distributions	3,194	5,995	97,268	178,166
Shares redeemed	(8,034)	(11,231)	(261,183)	(350,264)
Net increase (decrease)	(642)	(1,308)	$ (26,703)	$ (49,855)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class B
Shares sold	420	353	$ 12,640	$ 10,127
Reinvestment of distributions	917	1,743	25,663	48,144
Shares redeemed	(2,067)	(2,464)	(61,456)	(71,218)
Net increase (decrease)	(730)	(368)	$ (23,153)	$ (12,947)
Class C
Shares sold	536	618	$ 15,982	$ 19,031
Reinvestment of distributions	435	785	12,064	21,526
Shares redeemed	(861)	(1,382)	(25,525)	(39,384)
Net increase (decrease)	110	21	$ 2,521	$ 1,173
Fidelity Value Strategies Fund
Shares sold	19,965	2,754	$ 700,005	$ 91,248
Reinvestment of distributions	843	1,058	27,244	33,160
Shares redeemed	(14,742)	(2,305)	(517,477)	(75,400)
Net increase (decrease)	6,066	1,507	$ 209,772	$ 49,008
Institutional Class
Shares sold	716	397	$ 24,302	$ 12,888
Reinvestment of distributions	300	499	9,355	15,136
Shares redeemed	(734)	(1,512)	(24,512)	(47,804)
Net increase (decrease)	282	(616)	$ 9,145	$ (19,780)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Value Strategies. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Value Strategies. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Value Strategies. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Value Strategies. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value Strategies. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value Strategies. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Value Strategies. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Value Strategies voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/17/2007	12/14/2007	$0.00	$4.532
Class T	12/17/2007	12/14/2007	$0.00	$4.449
Class B	12/17/2007	12/14/2007	$0.00	$4.265
Class C	12/17/2007	12/14/2007	$0.00	$4.299

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $98,471,159, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 20% and 3%; Class T designates 22% and 3%; Class B designates 25% and 3%; and Class C designates 25% and 3% of the dividends distributed in December 2006 and January 2007, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 23% and 1%, Class T designates 24% and 1%, Class B designates 28% and 1%, and Class C designates 28% and 1% of the dividends distributed in December 2006 and January 2007, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 9

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Strategies Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	996,153,992.51	75.252
Against	250,373,970.98	18.914
Abstain	77,222,615.03	5.834
TOTAL	1,323,750,578.52	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity Value Strategies (retail class) ranked below its competitive median for 2006, and the total expenses of Class T ranked equal to its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

SO-UANN-0108
1.786701.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Strategies

Fund - Institutional Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On September 19, 2007, shareholders of Fidelity® Advisor Value Strategies Fund approved a new management contract for the fund, effective October 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell Midcap® Value Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	6.82%	15.83%	10.16%

A Prior to July 1, 1999, Advisor Value Strategies Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Institutional Class on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months that ended November 30, 2007, the fund's Institutional Class shares returned 6.82%, easily outperforming the 0.70% gain of the Russell Midcap® Value Index for the same time period. The fund's relative performance was fueled by underweighting poorly performing financial stocks, especially having no exposure to CIT Group, E*Trade Financial and Sovereign Bancorp. Strong security selection in technology helped as well, with nice gains in software and services by French video-game manufacturer Ubisoft Entertainment and Internet infrastructure company VeriSign. Technology hardware producer Avnet moved up as well. Elsewhere, good choices in out-of-index capital goods stocks such as Washington Group International and Denmark's Vestas Wind Systems helped, as did nice picks in materials, including chemical producer Celanese. Utilities stocks NRG Energy and Constellation Energy also helped, as did currency fluctuations during the period. Weak picks in the consumer discretionary sector detracted, including homebuilder Standard Pacific, Retail Ventures and Sears Holdings. Underweighting the materials sector with little or no exposure to index components Lyondell Chemical, fertilizer manufacturer Mosaic and copper company Freeport-McMoRan Copper & Gold hurt as well. Some poor choices in non-index banks detracted, including Countrywide Financial and BankUnited Financial. Some of the stocks mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 902.30	$ 5.67
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 6.02
Class T
Actual	$ 1,000.00	$ 901.50	$ 6.58
Hypothetical A	$ 1,000.00	$ 1,018.15	$ 6.98
Class B
Actual	$ 1,000.00	$ 898.70	$ 9.38
Hypothetical A	$ 1,000.00	$ 1,015.19	$ 9.95
Class C
Actual	$ 1,000.00	$ 899.10	$ 9.33
Hypothetical A	$ 1,000.00	$ 1,015.24	$ 9.90
Fidelity Value Strategies Fund
Actual	$ 1,000.00	$ 903.70	$ 4.30
Hypothetical A	$ 1,000.00	$ 1,020.56	$ 4.56
Institutional Class
Actual	$ 1,000.00	$ 904.10	$ 4.11
Hypothetical A	$ 1,000.00	$ 1,020.76	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.19%
Class T	1.38%
Class B	1.97%
Class C	1.96%
Fidelity Value Strategies Fund	.90%
Institutional Class	.86%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
NRG Energy, Inc.	1.5	1.0
URS Corp.	0.9	0.0
AES Corp.	0.8	0.9
Ultra Petroleum Corp.	0.8	0.5
Itron, Inc.	0.7	0.3
Cabot Oil & Gas Corp.	0.7	0.6
CB Richard Ellis Group, Inc. Class A	0.7	0.0
MoneyGram International, Inc.	0.7	0.5
ValueClick, Inc.	0.7	0.4
Minerals Technologies, Inc.	0.6	0.4
	8.1
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.7	18.5
Consumer Discretionary	15.4	12.1
Industrials	14.7	12.1
Financials	13.9	18.7
Energy	9.7	9.9
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.6%		Stocks 100.3%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets(dagger) (0.3)%
* Foreign investments	17.6%	** Foreign investments	17.6%

* Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.5%
The Goodyear Tire & Rubber Co. (a)	260,600	$ 7,492
Visteon Corp. (a)	624,500	2,748
		10,240
Automobiles - 0.9%
DaimlerChrysler AG	61,200	6,222
Monaco Coach Corp. (d)	292,200	2,639
Renault SA	46,400	6,751
Winnebago Industries, Inc.	43,041	926
		16,538
Diversified Consumer Services - 0.9%
H&R Block, Inc.	530,300	10,436
Regis Corp.	187,500	5,511
		15,947
Hotels, Restaurants & Leisure - 0.5%
IHOP Corp. (d)	137,700	6,987
McCormick & Schmick's Seafood Restaurants (a)	176,200	2,583
		9,570
Household Durables - 2.4%
Bassett Furniture Industries, Inc.	205,608	1,830
Beazer Homes USA, Inc. (d)	173,400	1,472
Black & Decker Corp.	73,900	6,108
Centex Corp.	277,200	5,782
Directed Electronics, Inc. (a)	346,675	655
Ethan Allen Interiors, Inc.	170,600	4,872
Furniture Brands International, Inc.	191,097	1,936
Hovnanian Enterprises, Inc. Class A (a)	98,500	745
KB Home	229,600	4,796
Newell Rubbermaid, Inc.	61,300	1,642
Samson Holding Ltd.	3,573,000	826
The Stanley Works	117,500	6,128
Whirlpool Corp.	104,700	8,477
		45,269
Leisure Equipment & Products - 1.6%
Brunswick Corp.	328,600	6,700
Callaway Golf Co.	173,686	2,963
Eastman Kodak Co.	288,700	6,779
MarineMax, Inc. (a)	147,300	2,408
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Mattel, Inc.	242,000	$ 4,835
Polaris Industries, Inc.	116,000	5,285
		28,970
Media - 3.3%
Cinemark Holdings, Inc.	11,100	185
Dolan Media Co.	67,300	1,783
E.W. Scripps Co. Class A	196,800	8,551
Grupo Televisa SA de CV (CPO) sponsored ADR	393,200	9,504
Live Nation, Inc. (a)	360,439	4,837
News Corp. Class B	224,900	4,876
Omnicom Group, Inc.	181,600	8,853
R.H. Donnelley Corp. (a)	213,200	9,470
Regal Entertainment Group Class A	300,600	5,949
Valassis Communications, Inc. (a)	602,281	7,426
		61,434
Multiline Retail - 0.7%
Retail Ventures, Inc. (a)(d)	423,441	2,939
Sears Holdings Corp. (a)(d)	80,000	8,441
Tuesday Morning Corp.	315,600	2,348
		13,728
Specialty Retail - 3.9%
Advance Auto Parts, Inc.	186,600	6,710
American Eagle Outfitters, Inc.	132,200	3,026
Asbury Automotive Group, Inc.	164,241	2,749
Charlotte Russe Holding, Inc. (a)	56,000	922
Citi Trends, Inc. (a)	311,904	4,819
Collective Brands, Inc. (a)(d)	397,350	6,091
Group 1 Automotive, Inc. (d)	155,000	4,166
Gymboree Corp. (a)	11,500	384
Jos. A. Bank Clothiers, Inc. (a)(d)	136,222	3,527
Limited Brands, Inc.	48,300	970
OfficeMax, Inc.	226,100	5,637
PetSmart, Inc.	312,100	8,889
Ross Stores, Inc.	206,871	5,457
Staples, Inc.	342,700	8,122
The Children's Place Retail Stores, Inc. (a)(d)	242,853	6,912
Tween Brands, Inc. (a)	21,900	551
Williams-Sonoma, Inc.	125,500	3,653
		72,585
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.7%
Adidas-Salomon AG	87,100	$ 5,794
Carter's, Inc. (a)	34,800	781
Liz Claiborne, Inc.	288,400	7,236
		13,811
TOTAL CONSUMER DISCRETIONARY		288,092
CONSUMER STAPLES - 4.6%
Beverages - 0.3%
Fomento Economico Mexicano SA de CV sponsored ADR	172,000	5,573
Food & Staples Retailing - 2.0%
Nash-Finch Co. (d)	123,984	4,425
Rite Aid Corp. (a)(d)	2,041,000	7,593
SUPERVALU, Inc.	212,800	8,910
Sysco Corp.	190,200	6,183
Winn-Dixie Stores, Inc. (a)(d)	550,879	10,417
		37,528
Food Products - 1.6%
Campbell Soup Co.	191,800	7,043
Cermaq ASA	332,200	4,192
Chiquita Brands International, Inc. (a)	236,800	4,544
Marine Harvest ASA (a)(d)	10,851,000	6,788
TreeHouse Foods, Inc. (a)	276,434	6,516
		29,083
Household Products - 0.5%
Energizer Holdings, Inc. (a)	84,400	9,590
Personal Products - 0.2%
Bare Escentuals, Inc. (a)	210,400	4,429
TOTAL CONSUMER STAPLES		86,203
ENERGY - 9.7%
Energy Equipment & Services - 3.0%
Acergy SA	177,100	3,758
Atwood Oceanics, Inc. (a)	97,700	8,524
Cameron International Corp. (a)	64,700	6,032
CE Franklin Ltd. (a)	160,943	1,136
Compagnie Generale de Geophysique SA (a)	22,400	6,720
Expro International Group PLC	387,600	8,087
Exterran Holdings, Inc. (a)	55,458	4,439
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
FMC Technologies, Inc. (a)	105,500	$ 5,864
Grey Wolf, Inc. (a)	348,700	1,771
National Oilwell Varco, Inc. (a)	65,700	4,477
Patterson-UTI Energy, Inc.	38,600	728
Subsea 7, Inc. (a)	139,400	3,204
		54,740
Oil, Gas & Consumable Fuels - 6.7%
Arch Coal, Inc.	279,000	10,563
Aurora Oil & Gas Corp. (a)	1,238,741	1,672
Cabot Oil & Gas Corp.	368,918	12,698
Canadian Natural Resources Ltd.	94,400	6,129
CONSOL Energy, Inc.	19,300	1,144
Copano Energy LLC	152,813	5,960
El Paso Pipeline Partners LP	145,800	3,397
EOG Resources, Inc.	86,600	7,169
EXCO Resources, Inc. (a)	411,424	5,752
Forest Oil Corp. (a)	112,900	5,315
Niko Resources Ltd.	22,700	2,093
NuStar GP Holdings LLC	185,224	5,268
OPTI Canada, Inc. (a)	176,900	3,149
Petrohawk Energy Corp. (a)	510,630	8,323
Plains Exploration & Production Co. (a)	84,900	4,280
Quicksilver Resources, Inc. (a)	39,100	1,978
Southwestern Energy Co. (a)	122,400	6,092
Tesoro Corp.	99,800	4,908
Ultra Petroleum Corp. (a)	220,200	14,291
Valero Energy Corp.	130,800	8,511
Williams Companies, Inc.	196,800	6,831
		125,523
TOTAL ENERGY		180,263
FINANCIALS - 13.8%
Capital Markets - 3.1%
Ameriprise Financial, Inc.	118,600	6,961
Bear Stearns Companies, Inc.	61,800	6,161
GLG Partners, Inc. warrants 12/28/11 (a)	344,000	2,047
Gluskin Sheff + Associates, Inc.	222,000	5,613
Janus Capital Group, Inc.	213,300	7,160
Julius Baer Holding AG	75,549	6,384
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
KKR Private Equity Investors, LP	456,000	$ 8,185
Legg Mason, Inc.	82,900	6,326
State Street Corp.	98,196	7,845
		56,682
Commercial Banks - 1.4%
DnB Nor ASA	206,600	3,237
HSBC Holdings PLC (United Kingdom) (Reg.)	331,202	5,664
PNC Financial Services Group, Inc.	91,800	6,721
Sterling Financial Corp., Washington	239,526	4,295
UCBH Holdings, Inc.	289,000	4,647
Wintrust Financial Corp.	54,500	1,925
		26,489
Consumer Finance - 0.1%
Discover Financial Services	106,700	1,853
Diversified Financial Services - 0.9%
Bolsa de Mercadorias & Futuros - BM&F SA	67,500	919
Citigroup, Inc.	59,800	1,991
JPMorgan Chase & Co.	155,400	7,089
Maiden Holdings Ltd. (e)	89,600	717
MarketAxess Holdings, Inc. (a)	438,161	6,292
MSCI, Inc. Class A	4,500	124
		17,132
Insurance - 4.1%
AMBAC Financial Group, Inc. (a)	308,200	8,392
American International Group, Inc.	186,456	10,839
American Safety Insurance Group Ltd. (a)	272,451	5,008
Argo Group International Holdings, Ltd. (a)	152,287	6,017
Aspen Insurance Holdings Ltd.	105,100	3,027
Endurance Specialty Holdings Ltd.	183,600	7,416
Everest Re Group Ltd.	68,100	7,146
First Mercury Financial Corp.	5,251	111
IPC Holdings Ltd.	171,500	5,070
MBIA, Inc.	44,700	1,632
National Financial Partners Corp.	76,200	3,459
Platinum Underwriters Holdings Ltd.	115,170	4,183
Principal Financial Group, Inc.	96,600	6,326
The Chubb Corp.	59,900	3,268
United America Indemnity Ltd. Class A (a)	251,340	4,977
		76,871
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.5%
Alexandria Real Estate Equities, Inc.	69,801	$ 6,857
Annaly Capital Management, Inc.	441,500	7,598
Chimera Investment Corp.	191,500	2,970
Corporate Office Properties Trust (SBI)	45,800	1,654
Developers Diversified Realty Corp.	42,300	1,879
Highwoods Properties, Inc. (SBI)	102,300	3,246
Home Properties, Inc.	80,700	3,647
ProLogis Trust	5,500	360
		28,211
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	532,700	12,652
The St. Joe Co.	6,600	188
		12,840
Thrifts & Mortgage Finance - 2.0%
Countrywide Financial Corp.	365,000	3,949
Fannie Mae	203,100	7,803
FirstFed Financial Corp. (a)(d)	168,800	5,911
Freddie Mac	22,300	782
MGIC Investment Corp. (d)	231,400	5,443
New York Community Bancorp, Inc. (d)	532,400	9,908
Washington Federal, Inc.	121,800	2,859
		36,655
TOTAL FINANCIALS		256,733
HEALTH CARE - 7.7%
Biotechnology - 1.4%
Amgen, Inc. (a)	123,400	6,818
MannKind Corp. (a)	194,597	1,829
Neurocrine Biosciences, Inc. (a)	151,824	1,977
PDL BioPharma, Inc. (a)	482,905	8,552
Theravance, Inc. (a)	259,320	6,247
		25,423
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc. (a)	11,400	193
Becton, Dickinson & Co.	70,800	5,857
C.R. Bard, Inc.	92,000	7,777
Covidien Ltd.	110,375	4,427
Hillenbrand Industries, Inc.	147,500	7,941
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Integra LifeSciences Holdings Corp. (a)	50,200	$ 2,081
Medtronic, Inc.	84,200	4,282
Smith & Nephew PLC sponsored ADR	3,100	185
		32,743
Health Care Providers & Services - 2.3%
Capital Senior Living Corp. (a)	725,056	5,953
DaVita, Inc. (a)	101,200	6,270
Emeritus Corp. (a)	207,600	5,232
HealthSouth Corp. (a)(d)	173,200	3,435
Henry Schein, Inc. (a)	118,197	6,991
LHC Group, Inc. (a)	218,175	5,585
LifePoint Hospitals, Inc. (a)	23,700	750
Universal American Financial Corp. (a)	390,163	9,301
		43,517
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)(d)	159,484	2,821
HLTH Corp. (a)	273,000	3,819
		6,640
Life Sciences Tools & Services - 0.3%
AMAG Pharmaceuticals, Inc. (a)	90,500	5,216
Pharmaceuticals - 1.6%
Alpharma, Inc. Class A (d)	395,500	8,306
Barr Pharmaceuticals, Inc. (a)	127,117	6,826
BioForm Medical, Inc.	248,000	1,924
Collagenex Pharmaceuticals, Inc. (a)	188,300	1,499
MGI Pharma, Inc. (a)	153,281	5,305
XenoPort, Inc. (a)	112,900	5,937
		29,797
TOTAL HEALTH CARE		143,336
INDUSTRIALS - 14.7%
Aerospace & Defense - 0.7%
General Dynamics Corp.	73,600	6,534
Lockheed Martin Corp.	59,000	6,530
		13,064
Air Freight & Logistics - 0.3%
Forward Air Corp.	166,730	5,397
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 4.4%
ACCO Brands Corp. (a)(d)	472,765	$ 7,900
Allied Waste Industries, Inc. (a)	489,500	5,585
CDI Corp.	130,402	3,478
Cenveo, Inc. (a)	320,616	6,592
Clean Harbors, Inc. (a)	70,189	3,772
Corporate Executive Board Co.	46,800	3,140
CoStar Group, Inc. (a)	36,981	1,782
Equifax, Inc.	160,600	5,979
Monster Worldwide, Inc. (a)	157,500	5,319
On Assignment, Inc. (a)	714,573	4,566
R.R. Donnelley & Sons Co.	227,800	8,351
Robert Half International, Inc.	192,300	5,184
The Brink's Co.	151,583	9,698
TRC Companies, Inc. (a)	201,118	1,687
Waste Connections, Inc. (a)	172,000	5,475
Waste Services, Inc. (a)	424,343	3,921
		82,429
Construction & Engineering - 3.0%
AMEC PLC	128,200	2,023
Chicago Bridge & Iron Co. NV (NY Shares)	123,800	6,580
Great Lakes Dredge & Dock Corp.	398,863	3,554
Grupo Acciona SA	11,000	3,733
Quanta Services, Inc. (a)	383,430	10,498
Shaw Group, Inc. (a)	119,400	7,572
SNC-Lavalin Group, Inc.	123,800	5,897
URS Corp. (a)	288,075	16,561
		56,418
Electrical Equipment - 1.0%
Acuity Brands, Inc.	25,600	1,011
Prysmian SpA	271,600	6,814
Superior Essex, Inc. (a)	159,565	3,871
Vestas Wind Systems AS (a)	68,300	6,485
		18,181
Industrial Conglomerates - 0.5%
Siemens AG (Reg.)	55,800	8,469
Machinery - 2.6%
Accuride Corp. (a)	404,105	3,067
Albany International Corp. Class A	137,700	5,325
Bucyrus International, Inc. Class A	85,600	7,508
Cummins, Inc.	18,600	2,174
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Eaton Corp.	69,300	$ 6,189
Ingersoll-Rand Co. Ltd. Class A	123,300	6,367
Navistar International Corp. (a)	162,500	8,442
Sulzer AG (Reg.)	5,975	9,011
		48,083
Marine - 0.5%
American Commercial Lines, Inc. (a)	13,800	240
Navios Maritime Holdings, Inc.	214,300	3,127
Ultrapetrol (Bahamas) Ltd.	383,650	6,664
		10,031
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	134,400	3,533
Knight Transportation, Inc.	122,700	1,865
Old Dominion Freight Lines, Inc. (a)	86,398	1,947
P.A.M. Transportation Services, Inc. (a)	227,974	3,422
Ryder System, Inc.	109,900	4,765
		15,532
Trading Companies & Distributors - 0.9%
Beacon Roofing Supply, Inc. (a)(d)	562,400	5,180
Rush Enterprises, Inc.:
Class A (a)	385,054	6,068
Class B (a)	13,800	219
WESCO International, Inc. (a)	128,400	5,198
		16,665
TOTAL INDUSTRIALS		274,269
INFORMATION TECHNOLOGY - 17.7%
Communications Equipment - 2.0%
Adtran, Inc.	262,309	5,689
CommScope, Inc. (a)	72,800	2,948
Comverse Technology, Inc. (a)	344,900	5,587
Dycom Industries, Inc. (a)	204,700	5,760
Finisar Corp. (a)	1,003,907	1,707
Powerwave Technologies, Inc. (a)	828,157	3,429
RADWARE Ltd. (a)	331,715	4,455
Sycamore Networks, Inc. (a)	979,342	3,770
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	154,600	3,782
		37,127
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.5%
Diebold, Inc.	190,400	$ 6,466
Hypercom Corp. (a)	342,253	1,831
NCR Corp. (a)	322,000	7,709
Network Appliance, Inc. (a)	229,100	5,661
Western Digital Corp. (a)	251,700	6,954
		28,621
Electronic Equipment & Instruments - 2.7%
Agilent Technologies, Inc. (a)	197,700	7,479
Arrow Electronics, Inc. (a)	180,000	6,662
Avnet, Inc. (a)	102,300	3,529
Benchmark Electronics, Inc. (a)	253,100	4,543
Flextronics International Ltd. (a)	216,200	2,586
Itron, Inc. (a)(d)	164,570	12,762
Jabil Circuit, Inc.	283,111	4,799
Tyco Electronics Ltd.	230,975	8,636
		50,996
Internet Software & Services - 2.1%
Dice Holdings, Inc.	184,800	1,826
Greenfield Online, Inc. (a)	220,938	3,323
Move, Inc. (a)	4,242,767	9,971
ValueClick, Inc. (a)	507,400	11,995
VeriSign, Inc.	239,500	9,796
Yahoo!, Inc. (a)	70,700	1,895
		38,806
IT Services - 3.9%
Affiliated Computer Services, Inc. Class A (a)	189,100	7,935
BearingPoint, Inc. (a)	648,800	2,368
CACI International, Inc. Class A (a)	124,513	5,652
Cognizant Technology Solutions Corp. Class A (a)	60,500	1,882
Fiserv, Inc. (a)	114,000	5,852
MoneyGram International, Inc. (d)	813,000	12,553
Perot Systems Corp. Class A (a)	451,900	5,942
Sapient Corp. (a)	809,498	5,861
Satyam Computer Services Ltd. sponsored ADR	147,800	3,866
SRA International, Inc. Class A (a)	200,600	5,484
The Western Union Co.	304,200	6,875
Unisys Corp. (a)	1,649,700	8,183
		72,453
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 3.8%
Altera Corp.	85,100	$ 1,598
AMIS Holdings, Inc. (a)	765,800	5,874
Amkor Technology, Inc. (a)	484,700	3,994
Applied Materials, Inc.	102,500	1,930
Atmel Corp. (a)	1,711,800	7,515
Infineon Technologies AG sponsored ADR (a)	434,400	5,143
Integrated Device Technology, Inc. (a)	352,585	4,277
Maxim Integrated Products, Inc.	176,100	4,084
Microchip Technology, Inc.	66,900	1,926
National Semiconductor Corp.	259,600	5,934
Nec Electronics Corp. (a)	172,000	4,824
ON Semiconductor Corp. (a)	677,000	6,222
Skyworks Solutions, Inc. (a)	523,200	4,751
Supertex, Inc. (a)	178,480	6,059
Teradyne, Inc. (a)	281,400	3,064
Varian Semiconductor Equipment Associates, Inc. (a)	67,100	2,785
		69,980
Software - 1.7%
CompuGROUP Holding AG (a)	6,600	132
Electronic Arts, Inc. (a)	99,200	5,574
EPIQ Systems, Inc. (a)	547,294	9,534
Fair Isaac Corp.	203,500	7,521
Gameloft (a)	368,913	3,265
Misys PLC	1,287,579	5,320
Moldflow Corp. (a)	22,218	354
		31,700
TOTAL INFORMATION TECHNOLOGY		329,683
MATERIALS - 7.7%
Chemicals - 3.6%
Agrium, Inc.	101,100	5,804
Airgas, Inc.	100,500	4,973
Albemarle Corp.	132,800	5,862
Arkema sponsored ADR (a)	89,300	5,666
Calgon Carbon Corp. (a)	448,700	6,533
Chemtura Corp.	512,400	3,843
Ecolab, Inc.	132,900	6,366
H.B. Fuller Co.	207,700	5,253
Minerals Technologies, Inc.	162,889	10,897
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Nalco Holding Co.	143,800	$ 3,445
PolyOne Corp. (a)	537,100	3,368
Spartech Corp.	190,700	2,605
Tronox, Inc. Class A	312,100	2,575
		67,190
Containers & Packaging - 0.2%
Temple-Inland, Inc.	74,800	3,439
Metals & Mining - 3.7%
Agnico-Eagle Mines Ltd.	48,600	2,333
AK Steel Holding Corp. (a)	193,300	8,615
Alcoa, Inc.	183,800	6,685
Allegheny Technologies, Inc.	36,400	3,558
First Uranium Corp.	503,600	5,137
Kinross Gold Corp. (a)	133,900	2,306
Lihir Gold Ltd. (a)	837,085	2,891
Newcrest Mining Ltd.	132,337	3,947
Quanex Corp.	178,217	8,918
Randgold Resources Ltd. sponsored ADR	64,400	2,266
Reliance Steel & Aluminum Co.	113,700	5,866
Shore Gold, Inc. (a)	1,126,900	5,342
Titanium Metals Corp.	275,721	8,181
ZincOx Resources PLC (a)	748,900	4,357
		70,402
Paper & Forest Products - 0.2%
MeadWestvaco Corp.	71,200	2,340
Schweitzer-Mauduit International, Inc.	50,501	1,348
		3,688
TOTAL MATERIALS		144,719
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.2%
Cincinnati Bell, Inc. (a)	1,169,260	5,566
Global Crossing Ltd. (a)	52,300	959
Qwest Communications International, Inc. (a)	1,338,300	8,873
Verizon Communications, Inc.	176,300	7,618
		23,016
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
NII Holdings, Inc. (a)	96,200	$ 5,306
Sprint Nextel Corp.	351,900	5,461
		10,767
TOTAL TELECOMMUNICATION SERVICES		33,783
UTILITIES - 6.4%
Electric Utilities - 2.3%
Allegheny Energy, Inc.	50,500	3,068
E.ON AG	35,700	7,324
Entergy Corp.	82,231	9,830
Great Plains Energy, Inc.	71,400	2,119
PPL Corp.	208,000	10,600
Reliant Energy, Inc. (a)	389,148	10,133
		43,074
Gas Utilities - 0.3%
Equitable Resources, Inc.	110,500	5,841
Independent Power Producers & Energy Traders - 3.3%
AES Corp. (a)	714,400	15,610
Clipper Windpower PLC (a)	589,500	7,331
Constellation Energy Group, Inc.	76,789	7,695
Dynegy, Inc. Class A (a)	435,300	3,313
NRG Energy, Inc. (a)	638,324	27,057
		61,006
Multi-Utilities - 0.5%
CMS Energy Corp.	204,100	3,557
OGE Energy Corp.	25,500	908
Sempra Energy	95,200	5,961
		10,426
TOTAL UTILITIES		120,347
TOTAL COMMON STOCKS (Cost $1,900,693)		1,857,428
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value (000s)
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Freddie Mac 8.375%	70,000	$ 1,785
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,750)		1,785
Money Market Funds - 3.7%

Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c) (Cost $68,161)	68,161,138	68,161
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,970,604)		1,927,374
NET OTHER ASSETS - (3.3)%		(60,966)
NET ASSETS - 100%		$ 1,866,408
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $717,000 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 397
Fidelity Securities Lending Cash Central Fund	879
Total	$ 1,276
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.4%
Canada	3.2%
Bermuda	2.8%
United Kingdom	2.2%
Germany	1.8%
France	1.3%
Others (individually less than 1%)	6.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $67,693) - See accompanying schedule: Unaffiliated issuers (cost $1,902,443)	$ 1,859,213
Fidelity Central Funds (cost $68,161)	68,161
Total Investments (cost $1,970,604)		$ 1,927,374
Cash		807
Foreign currency held at value (cost $940)		940
Receivable for investments sold		59,132
Receivable for fund shares sold		1,850
Dividends receivable		1,712
Distributions receivable from Fidelity Central Funds		70
Other receivables		22
Total assets		1,991,907

Liabilities
Payable for investments purchased	$ 50,288
Payable for fund shares redeemed	4,564
Accrued management fee	880
Distribution fees payable	621
Other affiliated payables	472
Other payables and accrued expenses	513
Collateral on securities loaned, at value	68,161
Total liabilities		125,499

Net Assets		$ 1,866,408
Net Assets consist of:
Paid in capital		$ 1,595,746
Undistributed net investment income		119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		313,768
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(43,225)
Net Assets		$ 1,866,408

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($354,551 ÷ 11,560 shares)	$ 30.67

Maximum offering price per share (100/94.25 of $30.67)	$ 32.54
Class T: Net Asset Value and redemption price per share ($750,709 ÷ 23,844 shares)	$ 31.48

Maximum offering price per share (100/96.50 of $31.48)	$ 32.62
Class B: Net Asset Value and offering price per share ($174,809 ÷ 6,082 shares)A	$ 28.74

Class C: Net Asset Value and offering price per share ($94,456 ÷ 3,313 shares)A	$ 28.51

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($407,011 ÷ 12,115 shares)	$ 33.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($84,872 ÷ 2,617 shares)	$ 32.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 24,512
Interest		29
Income from Fidelity Central Funds		1,276
Total income		25,817

Expenses
Management fee	$ 11,790
Transfer agent fees	5,188
Distribution fees	8,186
Accounting and security lending fees	651
Custodian fees and expenses	172
Independent trustees' compensation	8
Registration fees	206
Audit	67
Legal	20
Interest	89
Miscellaneous	495
Total expenses before reductions	26,872
Expense reductions	(237)	26,635
Net investment income (loss)		(818)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	319,630
Foreign currency transactions	391
Total net realized gain (loss)		320,021
Change in net unrealized appreciation (depreciation) on: Investment securities	(211,237)
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		(211,227)
Net gain (loss)		108,794
Net increase (decrease) in net assets resulting from operations		$ 107,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (818)	$ 32
Net realized gain (loss)	320,021	264,719
Change in net unrealized appreciation (depreciation)	(211,227)	14,826
Net increase (decrease) in net assets resulting from operations	107,976	279,577
Distributions to shareholders from net investment income	(417)	(1,053)
Distributions to shareholders from net realized gain	(226,010)	(387,222)
Total distributions	(226,427)	(388,275)
Share transactions - net increase (decrease)	214,781	4,446
Total increase (decrease) in net assets	96,330	(104,252)

Net Assets
Beginning of period	1,770,078	1,874,330
End of period (including undistributed net investment income of $119 and accumulated net investment loss of $1,181, respectively)	$ 1,866,408	$ 1,770,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 33.03	$ 35.39	$ 33.58	$ 30.95	$ 21.74
Income from Investment Operations
Net investment income (loss) C	.02	.06	.03	(.10)	(.08)
Net realized and unrealized gain (loss)	1.89	4.94	2.04	2.73	9.29
Total from investment operations	1.91	5.00	2.07	2.63	9.21
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	(4.27)	(7.35)	(.26)	-	-
Total distributions	(4.27)	(7.36)	(.26)	-	-
Net asset value, end of period	$ 30.67	$ 33.03	$ 35.39	$ 33.58	$ 30.95
Total Return A,B	6.46%	17.23%	6.19%	8.50%	42.36%
Ratios to Average Net Assets D,F
Expenses before reductions	1.16%	1.17%	1.19%	1.18%	1.21%
Expenses net of fee waivers, if any	1.16%	1.17%	1.19%	1.18%	1.21%
Expenses net of all reductions	1.15%	1.16%	1.13%	1.17%	1.18%
Net investment income (loss)	.07%	.20%	.09%	(.30)%	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 355	$ 334	$ 312	$ 299	$ 238
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 33.77	$ 36.06	$ 34.28	$ 31.65	$ 22.28
Income from Investment Operations
Net investment income (loss) C	(.04)	- G	(.03)	(.16)	(.13)
Net realized and unrealized gain (loss)	1.94	5.06	2.07	2.79	9.50
Total from investment operations	1.90	5.06	2.04	2.63	9.37
Distributions from net realized gain	(4.19)	(7.35)	(.26)	-	-
Net asset value, end of period	$ 31.48	$ 33.77	$ 36.06	$ 34.28	$ 31.65
Total Return A,B	6.24%	17.03%	5.97%	8.31%	42.06%
Ratios to Average Net Assets D,F
Expenses before reductions	1.35%	1.35%	1.37%	1.38%	1.41%
Expenses net of fee waivers, if any	1.35%	1.35%	1.37%	1.38%	1.41%
Expenses net of all reductions	1.34%	1.34%	1.32%	1.36%	1.38%
Net investment income (loss)	(.12)%	.01%	(.10)%	(.50)%	(.54)%
Supplemental Data
Net assets, end of period (in millions)	$ 751	$ 827	$ 930	$ 1,107	$ 1,127
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.17	$ 34.01	$ 32.54	$ 30.24	$ 21.42
Income from Investment Operations
Net investment income (loss) C	(.21)	(.18)	(.23)	(.35)	(.27)
Net realized and unrealized gain (loss)	1.78	4.69	1.96	2.65	9.09
Total from investment operations	1.57	4.51	1.73	2.30	8.82
Distributions from net realized gain	(4.00)	(7.35)	(.26)	-	-
Net asset value, end of period	$ 28.74	$ 31.17	$ 34.01	$ 32.54	$ 30.24
Total Return A,B	5.63%	16.29%	5.33%	7.61%	41.18%
Ratios to Average Net Assets D,F
Expenses before reductions	1.95%	1.97%	1.98%	2.02%	2.04%
Expenses net of fee waivers, if any	1.95%	1.97%	1.98%	2.02%	2.04%
Expenses net of all reductions	1.94%	1.96%	1.93%	2.00%	2.01%
Net investment income (loss)	(.72)%	(.61)%	(.71)%	(1.14)%	(1.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 175	$ 212	$ 244	$ 301	$ 290
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 30.96	$ 33.83	$ 32.37	$ 30.07	$ 21.29
Income from Investment Operations
Net investment income (loss) C	(.21)	(.17)	(.23)	(.33)	(.26)
Net realized and unrealized gain (loss)	1.78	4.65	1.95	2.63	9.04
Total from investment operations	1.57	4.48	1.72	2.30	8.78
Distributions from net realized gain	(4.02)	(7.35)	(.26)	-	-
Net asset value, end of period	$ 28.51	$ 30.96	$ 33.83	$ 32.37	$ 30.07
Total Return A,B	5.66%	16.30%	5.33%	7.65%	41.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.95%	1.98%	1.97%	1.99%
Expenses net of fee waivers, if any	1.94%	1.95%	1.98%	1.97%	1.99%
Expenses net of all reductions	1.93%	1.94%	1.93%	1.96%	1.97%
Net investment income (loss)	(.71)%	(.59)%	(.71)%	(1.10)%	(1.13)%
Supplemental Data
Net assets, end of period (in millions)	$ 94	$ 99	$ 108	$ 136	$ 106
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.77	$ 37.75	$ 35.71	$ 32.81	$ 22.95
Income from Investment Operations
Net investment income (loss) B	.12	.14	.14	- F	.02
Net realized and unrealized gain (loss)	2.06	5.34	2.16	2.90	9.84
Total from investment operations	2.18	5.48	2.30	2.90	9.86
Distributions from net investment income	(.04)	(.11)	-	-	-
Distributions from net realized gain	(4.31)	(7.35)	(.26)	-	-
Total distributions	(4.35)	(7.46)	(.26)	-	-
Net asset value, end of period	$ 33.60	$ 35.77	$ 37.75	$ 35.71	$ 32.81
Total Return A	6.78%	17.52%	6.46%	8.84%	42.96%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.93%	.89%	.87%	.79%
Expenses net of fee waivers, if any	.89%	.93%	.89%	.87%	.79%
Expenses net of all reductions	.87%	.91%	.83%	.86%	.76%
Net investment income (loss)	.35%	.44%	.39%	.00%	.08%
Supplemental Data
Net assets, end of period (in millions)	$ 407	$ 216	$ 171	$ 185	$ 22
Portfolio turnover rate D	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.69	$ 36.82	$ 34.80	$ 31.95	$ 22.36
Income from Investment Operations
Net investment income (loss) B	.14	.18	.17	.03	.01
Net realized and unrealized gain (loss)	1.98	5.19	2.11	2.82	9.58
Total from investment operations	2.12	5.37	2.28	2.85	9.59
Distributions from net investment income	(.07)	(.15)	-	-	-
Distributions from net realized gain	(4.31)	(7.35)	(.26)	-	-
Total distributions	(4.38)	(7.50)	(.26)	-	-
Net asset value, end of period	$ 32.43	$ 34.69	$ 36.82	$ 34.80	$ 31.95
Total Return A	6.82%	17.70%	6.58%	8.92%	42.89%
Ratios to Average Net Assets C,E
Expenses before reductions	.83%	.79%	.80%	.79%	.83%
Expenses net of fee waivers, if any	.83%	.79%	.80%	.79%	.83%
Expenses net of all reductions	.82%	.78%	.74%	.78%	.81%
Net investment income (loss)	.40%	.57%	.48%	.08%	.03%
Supplemental Data
Net assets, end of period (in millions)	$ 85	$ 81	$ 109	$ 131	$ 141
Portfolio turnover rate D	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustee compensation, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 167,210
Unrealized depreciation	(223,350)
Net unrealized appreciation (depreciation)	(56,140)
Undistributed ordinary income	161,979
Undistributed long-term capital gain	98,471

Cost for federal income tax purposes	$ 1,983,514

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 101,400	$ 1,053
Long-term Capital Gains	125,027	387,222
Total	$ 226,427	$ 388,275

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,139,962 and $4,160,902, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on September 19, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Retail Class as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (September, 2008). Subsequent months will be

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 927	$ 31
Class T	.25%	.25%	4,204	81
Class B	.75%	.25%	2,035	1,528
Class C	.75%	.25%	1,020	69
			$ 8,186	$ 1,709

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 96
Class T	35
Class B*	263
Class C*	5
$ 399

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,017.27
Class T	1,813.22
Class B	625.31
Class C	306.30
Fidelity Value Strategies Fund	1,261.25
Institutional Class	166.19
	$ 5,188

Effective January 1, 2008, FIIOC, an affiliate of FMR replaced FSC as transfer agent for the Fidelity Value Strategies Fund.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,397	5.27%	$ 89

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $879.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $157 for the period. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 13
Class T	18
Fidelity Value Strategies Fund	16
$ 47

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ -	$ 106
Fidelity Value Strategies Fund	258	522
Institutional Class	159	425
Total	$ 417	$ 1,053
From net realized gain
Class A	$ 43,826	$ 65,270
Class T	103,366	188,894
Class B	27,424	52,282
Class C	12,966	24,896
Fidelity Value Strategies Fund	28,276	34,631
Institutional Class	10,152	21,249
Total	$ 226,010	$ 387,222

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	3,295	2,955	$ 105,009	$ 89,837
Reinvestment of distributions	1,416	2,133	41,941	61,932
Shares redeemed	(3,273)	(3,791)	(103,751)	(114,922)
Net increase (decrease)	1,438	1,297	$ 43,199	$ 36,847
Class T
Shares sold	4,198	3,928	$ 137,212	$ 122,243
Reinvestment of distributions	3,194	5,995	97,268	178,166
Shares redeemed	(8,034)	(11,231)	(261,183)	(350,264)
Net increase (decrease)	(642)	(1,308)	$ (26,703)	$ (49,855)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class B
Shares sold	420	353	$ 12,640	$ 10,127
Reinvestment of distributions	917	1,743	25,663	48,144
Shares redeemed	(2,067)	(2,464)	(61,456)	(71,218)
Net increase (decrease)	(730)	(368)	$ (23,153)	$ (12,947)
Class C
Shares sold	536	618	$ 15,982	$ 19,031
Reinvestment of distributions	435	785	12,064	21,526
Shares redeemed	(861)	(1,382)	(25,525)	(39,384)
Net increase (decrease)	110	21	$ 2,521	$ 1,173
Fidelity Value Strategies Fund
Shares sold	19,965	2,754	$ 700,005	$ 91,248
Reinvestment of distributions	843	1,058	27,244	33,160
Shares redeemed	(14,742)	(2,305)	(517,477)	(75,400)
Net increase (decrease)	6,066	1,507	$ 209,772	$ 49,008
Institutional Class
Shares sold	716	397	$ 24,302	$ 12,888
Reinvestment of distributions	300	499	9,355	15,136
Shares redeemed	(734)	(1,512)	(24,512)	(47,804)
Net increase (decrease)	282	(616)	$ 9,145	$ (19,780)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Value Strategies. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Value Strategies. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Value Strategies. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Value Strategies. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value Strategies. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value Strategies. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Value Strategies. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Value Strategies voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/17/2007	12/14/2007	$0.00	$4.634

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $98,471,159, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 19% and 3% of the dividends distributed in December 2006 and January 2007, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 22% and 1% of the dividends distributed in December 2006 and January 2007, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 9

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Strategies Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	996,153,992.51	75.252
Against	250,373,970.98	18.914
Abstain	77,222,615.03	5.834
TOTAL	1,323,750,578.52	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity Value Strategies (retail class) ranked below its competitive median for 2006, and the total expenses of Class T ranked equal to its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ISO-UANN-0108
1.786702.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity

Value Strategies Fund

(A Class of Fidelity® Advisor Value
Strategies Fund)

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On September 19, 2007, shareholders of Fidelity Value Strategies Fund approved a new management contract for the fund, effective October 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell Midcap® Value Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Value Strategies Fund A, B	6.78%	15.76%	10.15%

A Total returns do not include the effect of the 3.50% sales load which was eliminated as of
September 30, 1998.

B Prior to July 1, 1999, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity Value Strategies Fund

Credit- and recession-related concerns carved deeply into the stock market's gains late in the 12-month period ending November 30, 2007, resulting in an official market "correction" - a loss of 10% or more from earlier highs. In fact, the entire second half of the period was negative for many equity benchmarks, as the credit crunch - precipitated by the housing market slowdown and the subprime mortgage crisis - weighed heavily on investor sentiment, as did sharply higher prices for oil and gasoline. The Federal Reserve Board did its part to address the market's struggles, first in August by lowering its discount rate to inject liquidity into the financial system, then in September and October with two cuts in the federal funds target rate. Stocks responded well to these moves for a time, before plunging again in November. For the 12 months overall, the Dow Jones Industrial AverageSM rose 11.92%, the Standard & Poor's 500SM Index gained 7.72% and the NASDAQ Composite® Index returned 10.16%. The small-cap Russell 2000® Index tumbled, however, falling 1.17%.

For the 12 months that ended November 30, 2007, the fund returned 6.78%, easily outperforming the 0.70% gain of the Russell Midcap® Value Index for the same time period. The fund's relative performance was fueled by underweighting poorly performing financial stocks, especially having no exposure to CIT Group, E*Trade Financial and Sovereign Bancorp. Strong security selection in technology helped as well, with nice gains in software and services by French video-game manufacturer Ubisoft Entertainment and Internet infrastructure company VeriSign. Technology hardware producer Avnet moved up as well. Elsewhere, good choices in out-of-index capital goods stocks such as Washington Group International and Denmark's Vestas Wind Systems helped, as did nice picks in materials, including chemical producer Celanese. Utilities stocks NRG Energy and Constellation Energy also helped, as did currency fluctuations during the period. Weak picks in the consumer discretionary sector detracted, including homebuilder Standard Pacific, Retail Ventures and Sears Holdings. Underweighting the materials sector by having little or no exposure to index components Lyondell Chemical, fertilizer manufacturer Mosaic and copper company Freeport-McMoRan Copper & Gold hurt as well. Some poor choices in non-index banks detracted, including Countrywide Financial and BankUnited Financial. Some of the stocks mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Class A
Actual	$ 1,000.00	$ 902.30	$ 5.67
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 6.02
Class T
Actual	$ 1,000.00	$ 901.50	$ 6.58
Hypothetical A	$ 1,000.00	$ 1,018.15	$ 6.98
Class B
Actual	$ 1,000.00	$ 898.70	$ 9.38
Hypothetical A	$ 1,000.00	$ 1,015.19	$ 9.95
Class C
Actual	$ 1,000.00	$ 899.10	$ 9.33
Hypothetical A	$ 1,000.00	$ 1,015.24	$ 9.90
Fidelity Value Strategies Fund
Actual	$ 1,000.00	$ 903.70	$ 4.30
Hypothetical A	$ 1,000.00	$ 1,020.56	$ 4.56
Institutional Class
Actual	$ 1,000.00	$ 904.10	$ 4.11
Hypothetical A	$ 1,000.00	$ 1,020.76	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.19%
Class T	1.38%
Class B	1.97%
Class C	1.96%
Fidelity Value Strategies Fund	.90%
Institutional Class	.86%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
NRG Energy, Inc.	1.5	1.0
URS Corp.	0.9	0.0
AES Corp.	0.8	0.9
Ultra Petroleum Corp.	0.8	0.5
Itron, Inc.	0.7	0.3
Cabot Oil & Gas Corp.	0.7	0.6
CB Richard Ellis Group, Inc. Class A	0.7	0.0
MoneyGram International, Inc.	0.7	0.5
ValueClick, Inc.	0.7	0.4
Minerals Technologies, Inc.	0.6	0.4
	8.1
Top Five Market Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.7	18.5
Consumer Discretionary	15.4	12.1
Industrials	14.7	12.1
Financials	13.9	18.7
Energy	9.7	9.9
Asset Allocation (% of fund's net assets)
As of November 30, 2007 *		As of May 31, 2007 **
	Stocks 99.6%		Stocks 100.3%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets(dagger) (0.3)%
* Foreign investments	17.6%	** Foreign investments	17.6%

* Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.5%
The Goodyear Tire & Rubber Co. (a)	260,600	$ 7,492
Visteon Corp. (a)	624,500	2,748
		10,240
Automobiles - 0.9%
DaimlerChrysler AG	61,200	6,222
Monaco Coach Corp. (d)	292,200	2,639
Renault SA	46,400	6,751
Winnebago Industries, Inc.	43,041	926
		16,538
Diversified Consumer Services - 0.9%
H&R Block, Inc.	530,300	10,436
Regis Corp.	187,500	5,511
		15,947
Hotels, Restaurants & Leisure - 0.5%
IHOP Corp. (d)	137,700	6,987
McCormick & Schmick's Seafood Restaurants (a)	176,200	2,583
		9,570
Household Durables - 2.4%
Bassett Furniture Industries, Inc.	205,608	1,830
Beazer Homes USA, Inc. (d)	173,400	1,472
Black & Decker Corp.	73,900	6,108
Centex Corp.	277,200	5,782
Directed Electronics, Inc. (a)	346,675	655
Ethan Allen Interiors, Inc.	170,600	4,872
Furniture Brands International, Inc.	191,097	1,936
Hovnanian Enterprises, Inc. Class A (a)	98,500	745
KB Home	229,600	4,796
Newell Rubbermaid, Inc.	61,300	1,642
Samson Holding Ltd.	3,573,000	826
The Stanley Works	117,500	6,128
Whirlpool Corp.	104,700	8,477
		45,269
Leisure Equipment & Products - 1.6%
Brunswick Corp.	328,600	6,700
Callaway Golf Co.	173,686	2,963
Eastman Kodak Co.	288,700	6,779
MarineMax, Inc. (a)	147,300	2,408
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Mattel, Inc.	242,000	$ 4,835
Polaris Industries, Inc.	116,000	5,285
		28,970
Media - 3.3%
Cinemark Holdings, Inc.	11,100	185
Dolan Media Co.	67,300	1,783
E.W. Scripps Co. Class A	196,800	8,551
Grupo Televisa SA de CV (CPO) sponsored ADR	393,200	9,504
Live Nation, Inc. (a)	360,439	4,837
News Corp. Class B	224,900	4,876
Omnicom Group, Inc.	181,600	8,853
R.H. Donnelley Corp. (a)	213,200	9,470
Regal Entertainment Group Class A	300,600	5,949
Valassis Communications, Inc. (a)	602,281	7,426
		61,434
Multiline Retail - 0.7%
Retail Ventures, Inc. (a)(d)	423,441	2,939
Sears Holdings Corp. (a)(d)	80,000	8,441
Tuesday Morning Corp.	315,600	2,348
		13,728
Specialty Retail - 3.9%
Advance Auto Parts, Inc.	186,600	6,710
American Eagle Outfitters, Inc.	132,200	3,026
Asbury Automotive Group, Inc.	164,241	2,749
Charlotte Russe Holding, Inc. (a)	56,000	922
Citi Trends, Inc. (a)	311,904	4,819
Collective Brands, Inc. (a)(d)	397,350	6,091
Group 1 Automotive, Inc. (d)	155,000	4,166
Gymboree Corp. (a)	11,500	384
Jos. A. Bank Clothiers, Inc. (a)(d)	136,222	3,527
Limited Brands, Inc.	48,300	970
OfficeMax, Inc.	226,100	5,637
PetSmart, Inc.	312,100	8,889
Ross Stores, Inc.	206,871	5,457
Staples, Inc.	342,700	8,122
The Children's Place Retail Stores, Inc. (a)(d)	242,853	6,912
Tween Brands, Inc. (a)	21,900	551
Williams-Sonoma, Inc.	125,500	3,653
		72,585
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.7%
Adidas-Salomon AG	87,100	$ 5,794
Carter's, Inc. (a)	34,800	781
Liz Claiborne, Inc.	288,400	7,236
		13,811
TOTAL CONSUMER DISCRETIONARY		288,092
CONSUMER STAPLES - 4.6%
Beverages - 0.3%
Fomento Economico Mexicano SA de CV sponsored ADR	172,000	5,573
Food & Staples Retailing - 2.0%
Nash-Finch Co. (d)	123,984	4,425
Rite Aid Corp. (a)(d)	2,041,000	7,593
SUPERVALU, Inc.	212,800	8,910
Sysco Corp.	190,200	6,183
Winn-Dixie Stores, Inc. (a)(d)	550,879	10,417
		37,528
Food Products - 1.6%
Campbell Soup Co.	191,800	7,043
Cermaq ASA	332,200	4,192
Chiquita Brands International, Inc. (a)	236,800	4,544
Marine Harvest ASA (a)(d)	10,851,000	6,788
TreeHouse Foods, Inc. (a)	276,434	6,516
		29,083
Household Products - 0.5%
Energizer Holdings, Inc. (a)	84,400	9,590
Personal Products - 0.2%
Bare Escentuals, Inc. (a)	210,400	4,429
TOTAL CONSUMER STAPLES		86,203
ENERGY - 9.7%
Energy Equipment & Services - 3.0%
Acergy SA	177,100	3,758
Atwood Oceanics, Inc. (a)	97,700	8,524
Cameron International Corp. (a)	64,700	6,032
CE Franklin Ltd. (a)	160,943	1,136
Compagnie Generale de Geophysique SA (a)	22,400	6,720
Expro International Group PLC	387,600	8,087
Exterran Holdings, Inc. (a)	55,458	4,439
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
FMC Technologies, Inc. (a)	105,500	$ 5,864
Grey Wolf, Inc. (a)	348,700	1,771
National Oilwell Varco, Inc. (a)	65,700	4,477
Patterson-UTI Energy, Inc.	38,600	728
Subsea 7, Inc. (a)	139,400	3,204
		54,740
Oil, Gas & Consumable Fuels - 6.7%
Arch Coal, Inc.	279,000	10,563
Aurora Oil & Gas Corp. (a)	1,238,741	1,672
Cabot Oil & Gas Corp.	368,918	12,698
Canadian Natural Resources Ltd.	94,400	6,129
CONSOL Energy, Inc.	19,300	1,144
Copano Energy LLC	152,813	5,960
El Paso Pipeline Partners LP	145,800	3,397
EOG Resources, Inc.	86,600	7,169
EXCO Resources, Inc. (a)	411,424	5,752
Forest Oil Corp. (a)	112,900	5,315
Niko Resources Ltd.	22,700	2,093
NuStar GP Holdings LLC	185,224	5,268
OPTI Canada, Inc. (a)	176,900	3,149
Petrohawk Energy Corp. (a)	510,630	8,323
Plains Exploration & Production Co. (a)	84,900	4,280
Quicksilver Resources, Inc. (a)	39,100	1,978
Southwestern Energy Co. (a)	122,400	6,092
Tesoro Corp.	99,800	4,908
Ultra Petroleum Corp. (a)	220,200	14,291
Valero Energy Corp.	130,800	8,511
Williams Companies, Inc.	196,800	6,831
		125,523
TOTAL ENERGY		180,263
FINANCIALS - 13.8%
Capital Markets - 3.1%
Ameriprise Financial, Inc.	118,600	6,961
Bear Stearns Companies, Inc.	61,800	6,161
GLG Partners, Inc. warrants 12/28/11 (a)	344,000	2,047
Gluskin Sheff + Associates, Inc.	222,000	5,613
Janus Capital Group, Inc.	213,300	7,160
Julius Baer Holding AG	75,549	6,384
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
KKR Private Equity Investors, LP	456,000	$ 8,185
Legg Mason, Inc.	82,900	6,326
State Street Corp.	98,196	7,845
		56,682
Commercial Banks - 1.4%
DnB Nor ASA	206,600	3,237
HSBC Holdings PLC (United Kingdom) (Reg.)	331,202	5,664
PNC Financial Services Group, Inc.	91,800	6,721
Sterling Financial Corp., Washington	239,526	4,295
UCBH Holdings, Inc.	289,000	4,647
Wintrust Financial Corp.	54,500	1,925
		26,489
Consumer Finance - 0.1%
Discover Financial Services	106,700	1,853
Diversified Financial Services - 0.9%
Bolsa de Mercadorias & Futuros - BM&F SA	67,500	919
Citigroup, Inc.	59,800	1,991
JPMorgan Chase & Co.	155,400	7,089
Maiden Holdings Ltd. (e)	89,600	717
MarketAxess Holdings, Inc. (a)	438,161	6,292
MSCI, Inc. Class A	4,500	124
		17,132
Insurance - 4.1%
AMBAC Financial Group, Inc. (a)	308,200	8,392
American International Group, Inc.	186,456	10,839
American Safety Insurance Group Ltd. (a)	272,451	5,008
Argo Group International Holdings, Ltd. (a)	152,287	6,017
Aspen Insurance Holdings Ltd.	105,100	3,027
Endurance Specialty Holdings Ltd.	183,600	7,416
Everest Re Group Ltd.	68,100	7,146
First Mercury Financial Corp.	5,251	111
IPC Holdings Ltd.	171,500	5,070
MBIA, Inc.	44,700	1,632
National Financial Partners Corp.	76,200	3,459
Platinum Underwriters Holdings Ltd.	115,170	4,183
Principal Financial Group, Inc.	96,600	6,326
The Chubb Corp.	59,900	3,268
United America Indemnity Ltd. Class A (a)	251,340	4,977
		76,871
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.5%
Alexandria Real Estate Equities, Inc.	69,801	$ 6,857
Annaly Capital Management, Inc.	441,500	7,598
Chimera Investment Corp.	191,500	2,970
Corporate Office Properties Trust (SBI)	45,800	1,654
Developers Diversified Realty Corp.	42,300	1,879
Highwoods Properties, Inc. (SBI)	102,300	3,246
Home Properties, Inc.	80,700	3,647
ProLogis Trust	5,500	360
		28,211
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	532,700	12,652
The St. Joe Co.	6,600	188
		12,840
Thrifts & Mortgage Finance - 2.0%
Countrywide Financial Corp.	365,000	3,949
Fannie Mae	203,100	7,803
FirstFed Financial Corp. (a)(d)	168,800	5,911
Freddie Mac	22,300	782
MGIC Investment Corp. (d)	231,400	5,443
New York Community Bancorp, Inc. (d)	532,400	9,908
Washington Federal, Inc.	121,800	2,859
		36,655
TOTAL FINANCIALS		256,733
HEALTH CARE - 7.7%
Biotechnology - 1.4%
Amgen, Inc. (a)	123,400	6,818
MannKind Corp. (a)	194,597	1,829
Neurocrine Biosciences, Inc. (a)	151,824	1,977
PDL BioPharma, Inc. (a)	482,905	8,552
Theravance, Inc. (a)	259,320	6,247
		25,423
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc. (a)	11,400	193
Becton, Dickinson & Co.	70,800	5,857
C.R. Bard, Inc.	92,000	7,777
Covidien Ltd.	110,375	4,427
Hillenbrand Industries, Inc.	147,500	7,941
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Integra LifeSciences Holdings Corp. (a)	50,200	$ 2,081
Medtronic, Inc.	84,200	4,282
Smith & Nephew PLC sponsored ADR	3,100	185
		32,743
Health Care Providers & Services - 2.3%
Capital Senior Living Corp. (a)	725,056	5,953
DaVita, Inc. (a)	101,200	6,270
Emeritus Corp. (a)	207,600	5,232
HealthSouth Corp. (a)(d)	173,200	3,435
Henry Schein, Inc. (a)	118,197	6,991
LHC Group, Inc. (a)	218,175	5,585
LifePoint Hospitals, Inc. (a)	23,700	750
Universal American Financial Corp. (a)	390,163	9,301
		43,517
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)(d)	159,484	2,821
HLTH Corp. (a)	273,000	3,819
		6,640
Life Sciences Tools & Services - 0.3%
AMAG Pharmaceuticals, Inc. (a)	90,500	5,216
Pharmaceuticals - 1.6%
Alpharma, Inc. Class A (d)	395,500	8,306
Barr Pharmaceuticals, Inc. (a)	127,117	6,826
BioForm Medical, Inc.	248,000	1,924
Collagenex Pharmaceuticals, Inc. (a)	188,300	1,499
MGI Pharma, Inc. (a)	153,281	5,305
XenoPort, Inc. (a)	112,900	5,937
		29,797
TOTAL HEALTH CARE		143,336
INDUSTRIALS - 14.7%
Aerospace & Defense - 0.7%
General Dynamics Corp.	73,600	6,534
Lockheed Martin Corp.	59,000	6,530
		13,064
Air Freight & Logistics - 0.3%
Forward Air Corp.	166,730	5,397
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 4.4%
ACCO Brands Corp. (a)(d)	472,765	$ 7,900
Allied Waste Industries, Inc. (a)	489,500	5,585
CDI Corp.	130,402	3,478
Cenveo, Inc. (a)	320,616	6,592
Clean Harbors, Inc. (a)	70,189	3,772
Corporate Executive Board Co.	46,800	3,140
CoStar Group, Inc. (a)	36,981	1,782
Equifax, Inc.	160,600	5,979
Monster Worldwide, Inc. (a)	157,500	5,319
On Assignment, Inc. (a)	714,573	4,566
R.R. Donnelley & Sons Co.	227,800	8,351
Robert Half International, Inc.	192,300	5,184
The Brink's Co.	151,583	9,698
TRC Companies, Inc. (a)	201,118	1,687
Waste Connections, Inc. (a)	172,000	5,475
Waste Services, Inc. (a)	424,343	3,921
		82,429
Construction & Engineering - 3.0%
AMEC PLC	128,200	2,023
Chicago Bridge & Iron Co. NV (NY Shares)	123,800	6,580
Great Lakes Dredge & Dock Corp.	398,863	3,554
Grupo Acciona SA	11,000	3,733
Quanta Services, Inc. (a)	383,430	10,498
Shaw Group, Inc. (a)	119,400	7,572
SNC-Lavalin Group, Inc.	123,800	5,897
URS Corp. (a)	288,075	16,561
		56,418
Electrical Equipment - 1.0%
Acuity Brands, Inc.	25,600	1,011
Prysmian SpA	271,600	6,814
Superior Essex, Inc. (a)	159,565	3,871
Vestas Wind Systems AS (a)	68,300	6,485
		18,181
Industrial Conglomerates - 0.5%
Siemens AG (Reg.)	55,800	8,469
Machinery - 2.6%
Accuride Corp. (a)	404,105	3,067
Albany International Corp. Class A	137,700	5,325
Bucyrus International, Inc. Class A	85,600	7,508
Cummins, Inc.	18,600	2,174
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Eaton Corp.	69,300	$ 6,189
Ingersoll-Rand Co. Ltd. Class A	123,300	6,367
Navistar International Corp. (a)	162,500	8,442
Sulzer AG (Reg.)	5,975	9,011
		48,083
Marine - 0.5%
American Commercial Lines, Inc. (a)	13,800	240
Navios Maritime Holdings, Inc.	214,300	3,127
Ultrapetrol (Bahamas) Ltd.	383,650	6,664
		10,031
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	134,400	3,533
Knight Transportation, Inc.	122,700	1,865
Old Dominion Freight Lines, Inc. (a)	86,398	1,947
P.A.M. Transportation Services, Inc. (a)	227,974	3,422
Ryder System, Inc.	109,900	4,765
		15,532
Trading Companies & Distributors - 0.9%
Beacon Roofing Supply, Inc. (a)(d)	562,400	5,180
Rush Enterprises, Inc.:
Class A (a)	385,054	6,068
Class B (a)	13,800	219
WESCO International, Inc. (a)	128,400	5,198
		16,665
TOTAL INDUSTRIALS		274,269
INFORMATION TECHNOLOGY - 17.7%
Communications Equipment - 2.0%
Adtran, Inc.	262,309	5,689
CommScope, Inc. (a)	72,800	2,948
Comverse Technology, Inc. (a)	344,900	5,587
Dycom Industries, Inc. (a)	204,700	5,760
Finisar Corp. (a)	1,003,907	1,707
Powerwave Technologies, Inc. (a)	828,157	3,429
RADWARE Ltd. (a)	331,715	4,455
Sycamore Networks, Inc. (a)	979,342	3,770
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	154,600	3,782
		37,127
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.5%
Diebold, Inc.	190,400	$ 6,466
Hypercom Corp. (a)	342,253	1,831
NCR Corp. (a)	322,000	7,709
Network Appliance, Inc. (a)	229,100	5,661
Western Digital Corp. (a)	251,700	6,954
		28,621
Electronic Equipment & Instruments - 2.7%
Agilent Technologies, Inc. (a)	197,700	7,479
Arrow Electronics, Inc. (a)	180,000	6,662
Avnet, Inc. (a)	102,300	3,529
Benchmark Electronics, Inc. (a)	253,100	4,543
Flextronics International Ltd. (a)	216,200	2,586
Itron, Inc. (a)(d)	164,570	12,762
Jabil Circuit, Inc.	283,111	4,799
Tyco Electronics Ltd.	230,975	8,636
		50,996
Internet Software & Services - 2.1%
Dice Holdings, Inc.	184,800	1,826
Greenfield Online, Inc. (a)	220,938	3,323
Move, Inc. (a)	4,242,767	9,971
ValueClick, Inc. (a)	507,400	11,995
VeriSign, Inc.	239,500	9,796
Yahoo!, Inc. (a)	70,700	1,895
		38,806
IT Services - 3.9%
Affiliated Computer Services, Inc. Class A (a)	189,100	7,935
BearingPoint, Inc. (a)	648,800	2,368
CACI International, Inc. Class A (a)	124,513	5,652
Cognizant Technology Solutions Corp. Class A (a)	60,500	1,882
Fiserv, Inc. (a)	114,000	5,852
MoneyGram International, Inc. (d)	813,000	12,553
Perot Systems Corp. Class A (a)	451,900	5,942
Sapient Corp. (a)	809,498	5,861
Satyam Computer Services Ltd. sponsored ADR	147,800	3,866
SRA International, Inc. Class A (a)	200,600	5,484
The Western Union Co.	304,200	6,875
Unisys Corp. (a)	1,649,700	8,183
		72,453
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 3.8%
Altera Corp.	85,100	$ 1,598
AMIS Holdings, Inc. (a)	765,800	5,874
Amkor Technology, Inc. (a)	484,700	3,994
Applied Materials, Inc.	102,500	1,930
Atmel Corp. (a)	1,711,800	7,515
Infineon Technologies AG sponsored ADR (a)	434,400	5,143
Integrated Device Technology, Inc. (a)	352,585	4,277
Maxim Integrated Products, Inc.	176,100	4,084
Microchip Technology, Inc.	66,900	1,926
National Semiconductor Corp.	259,600	5,934
Nec Electronics Corp. (a)	172,000	4,824
ON Semiconductor Corp. (a)	677,000	6,222
Skyworks Solutions, Inc. (a)	523,200	4,751
Supertex, Inc. (a)	178,480	6,059
Teradyne, Inc. (a)	281,400	3,064
Varian Semiconductor Equipment Associates, Inc. (a)	67,100	2,785
		69,980
Software - 1.7%
CompuGROUP Holding AG (a)	6,600	132
Electronic Arts, Inc. (a)	99,200	5,574
EPIQ Systems, Inc. (a)	547,294	9,534
Fair Isaac Corp.	203,500	7,521
Gameloft (a)	368,913	3,265
Misys PLC	1,287,579	5,320
Moldflow Corp. (a)	22,218	354
		31,700
TOTAL INFORMATION TECHNOLOGY		329,683
MATERIALS - 7.7%
Chemicals - 3.6%
Agrium, Inc.	101,100	5,804
Airgas, Inc.	100,500	4,973
Albemarle Corp.	132,800	5,862
Arkema sponsored ADR (a)	89,300	5,666
Calgon Carbon Corp. (a)	448,700	6,533
Chemtura Corp.	512,400	3,843
Ecolab, Inc.	132,900	6,366
H.B. Fuller Co.	207,700	5,253
Minerals Technologies, Inc.	162,889	10,897
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Nalco Holding Co.	143,800	$ 3,445
PolyOne Corp. (a)	537,100	3,368
Spartech Corp.	190,700	2,605
Tronox, Inc. Class A	312,100	2,575
		67,190
Containers & Packaging - 0.2%
Temple-Inland, Inc.	74,800	3,439
Metals & Mining - 3.7%
Agnico-Eagle Mines Ltd.	48,600	2,333
AK Steel Holding Corp. (a)	193,300	8,615
Alcoa, Inc.	183,800	6,685
Allegheny Technologies, Inc.	36,400	3,558
First Uranium Corp.	503,600	5,137
Kinross Gold Corp. (a)	133,900	2,306
Lihir Gold Ltd. (a)	837,085	2,891
Newcrest Mining Ltd.	132,337	3,947
Quanex Corp.	178,217	8,918
Randgold Resources Ltd. sponsored ADR	64,400	2,266
Reliance Steel & Aluminum Co.	113,700	5,866
Shore Gold, Inc. (a)	1,126,900	5,342
Titanium Metals Corp.	275,721	8,181
ZincOx Resources PLC (a)	748,900	4,357
		70,402
Paper & Forest Products - 0.2%
MeadWestvaco Corp.	71,200	2,340
Schweitzer-Mauduit International, Inc.	50,501	1,348
		3,688
TOTAL MATERIALS		144,719
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.2%
Cincinnati Bell, Inc. (a)	1,169,260	5,566
Global Crossing Ltd. (a)	52,300	959
Qwest Communications International, Inc. (a)	1,338,300	8,873
Verizon Communications, Inc.	176,300	7,618
		23,016
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
NII Holdings, Inc. (a)	96,200	$ 5,306
Sprint Nextel Corp.	351,900	5,461
		10,767
TOTAL TELECOMMUNICATION SERVICES		33,783
UTILITIES - 6.4%
Electric Utilities - 2.3%
Allegheny Energy, Inc.	50,500	3,068
E.ON AG	35,700	7,324
Entergy Corp.	82,231	9,830
Great Plains Energy, Inc.	71,400	2,119
PPL Corp.	208,000	10,600
Reliant Energy, Inc. (a)	389,148	10,133
		43,074
Gas Utilities - 0.3%
Equitable Resources, Inc.	110,500	5,841
Independent Power Producers & Energy Traders - 3.3%
AES Corp. (a)	714,400	15,610
Clipper Windpower PLC (a)	589,500	7,331
Constellation Energy Group, Inc.	76,789	7,695
Dynegy, Inc. Class A (a)	435,300	3,313
NRG Energy, Inc. (a)	638,324	27,057
		61,006
Multi-Utilities - 0.5%
CMS Energy Corp.	204,100	3,557
OGE Energy Corp.	25,500	908
Sempra Energy	95,200	5,961
		10,426
TOTAL UTILITIES		120,347
TOTAL COMMON STOCKS (Cost $1,900,693)		1,857,428
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value (000s)
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Freddie Mac 8.375%	70,000	$ 1,785
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,750)		1,785
Money Market Funds - 3.7%

Fidelity Securities Lending Cash Central Fund, 4.78% (b)(c) (Cost $68,161)	68,161,138	68,161
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,970,604)		1,927,374
NET OTHER ASSETS - (3.3)%		(60,966)
NET ASSETS - 100%		$ 1,866,408
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $717,000 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 397
Fidelity Securities Lending Cash Central Fund	879
Total	$ 1,276
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.4%
Canada	3.2%
Bermuda	2.8%
United Kingdom	2.2%
Germany	1.8%
France	1.3%
Others (individually less than 1%)	6.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2007
Assets
Investment in securities, at value (including securities loaned of $67,693) - See accompanying schedule: Unaffiliated issuers (cost $1,902,443)	$ 1,859,213
Fidelity Central Funds (cost $68,161)	68,161
Total Investments (cost $1,970,604)		$ 1,927,374
Cash		807
Foreign currency held at value (cost $940)		940
Receivable for investments sold		59,132
Receivable for fund shares sold		1,850
Dividends receivable		1,712
Distributions receivable from Fidelity Central Funds		70
Other receivables		22
Total assets		1,991,907

Liabilities
Payable for investments purchased	$ 50,288
Payable for fund shares redeemed	4,564
Accrued management fee	880
Distribution fees payable	621
Other affiliated payables	472
Other payables and accrued expenses	513
Collateral on securities loaned, at value	68,161
Total liabilities		125,499

Net Assets		$ 1,866,408
Net Assets consist of:
Paid in capital		$ 1,595,746
Undistributed net investment income		119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		313,768
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(43,225)
Net Assets		$ 1,866,408

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($354,551 ÷ 11,560 shares)	$ 30.67

Maximum offering price per share (100/94.25 of $30.67)	$ 32.54
Class T: Net Asset Value and redemption price per share ($750,709 ÷ 23,844 shares)	$ 31.48

Maximum offering price per share (100/96.50 of $31.48)	$ 32.62
Class B: Net Asset Value and offering price per share ($174,809 ÷ 6,082 shares)A	$ 28.74

Class C: Net Asset Value and offering price per share ($94,456 ÷ 3,313 shares)A	$ 28.51

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($407,011 ÷ 12,115 shares)	$ 33.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($84,872 ÷ 2,617 shares)	$ 32.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2007
Investment Income
Dividends		$ 24,512
Interest		29
Income from Fidelity Central Funds		1,276
Total income		25,817

Expenses
Management fee	$ 11,790
Transfer agent fees	5,188
Distribution fees	8,186
Accounting and security lending fees	651
Custodian fees and expenses	172
Independent trustees' compensation	8
Registration fees	206
Audit	67
Legal	20
Interest	89
Miscellaneous	495
Total expenses before reductions	26,872
Expense reductions	(237)	26,635
Net investment income (loss)		(818)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	319,630
Foreign currency transactions	391
Total net realized gain (loss)		320,021
Change in net unrealized appreciation (depreciation) on: Investment securities	(211,237)
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		(211,227)
Net gain (loss)		108,794
Net increase (decrease) in net assets resulting from operations		$ 107,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (818)	$ 32
Net realized gain (loss)	320,021	264,719
Change in net unrealized appreciation (depreciation)	(211,227)	14,826
Net increase (decrease) in net assets resulting from operations	107,976	279,577
Distributions to shareholders from net investment income	(417)	(1,053)
Distributions to shareholders from net realized gain	(226,010)	(387,222)
Total distributions	(226,427)	(388,275)
Share transactions - net increase (decrease)	214,781	4,446
Total increase (decrease) in net assets	96,330	(104,252)

Net Assets
Beginning of period	1,770,078	1,874,330
End of period (including undistributed net investment income of $119 and accumulated net investment loss of $1,181, respectively)	$ 1,866,408	$ 1,770,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 33.03	$ 35.39	$ 33.58	$ 30.95	$ 21.74
Income from Investment Operations
Net investment income (loss) C	.02	.06	.03	(.10)	(.08)
Net realized and unrealized gain (loss)	1.89	4.94	2.04	2.73	9.29
Total from investment operations	1.91	5.00	2.07	2.63	9.21
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	(4.27)	(7.35)	(.26)	-	-
Total distributions	(4.27)	(7.36)	(.26)	-	-
Net asset value, end of period	$ 30.67	$ 33.03	$ 35.39	$ 33.58	$ 30.95
Total Return A,B	6.46%	17.23%	6.19%	8.50%	42.36%
Ratios to Average Net Assets D,F
Expenses before reductions	1.16%	1.17%	1.19%	1.18%	1.21%
Expenses net of fee waivers, if any	1.16%	1.17%	1.19%	1.18%	1.21%
Expenses net of all reductions	1.15%	1.16%	1.13%	1.17%	1.18%
Net investment income (loss)	.07%	.20%	.09%	(.30)%	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 355	$ 334	$ 312	$ 299	$ 238
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 33.77	$ 36.06	$ 34.28	$ 31.65	$ 22.28
Income from Investment Operations
Net investment income (loss) C	(.04)	- G	(.03)	(.16)	(.13)
Net realized and unrealized gain (loss)	1.94	5.06	2.07	2.79	9.50
Total from investment operations	1.90	5.06	2.04	2.63	9.37
Distributions from net realized gain	(4.19)	(7.35)	(.26)	-	-
Net asset value, end of period	$ 31.48	$ 33.77	$ 36.06	$ 34.28	$ 31.65
Total Return A,B	6.24%	17.03%	5.97%	8.31%	42.06%
Ratios to Average Net Assets D,F
Expenses before reductions	1.35%	1.35%	1.37%	1.38%	1.41%
Expenses net of fee waivers, if any	1.35%	1.35%	1.37%	1.38%	1.41%
Expenses net of all reductions	1.34%	1.34%	1.32%	1.36%	1.38%
Net investment income (loss)	(.12)%	.01%	(.10)%	(.50)%	(.54)%
Supplemental Data
Net assets, end of period (in millions)	$ 751	$ 827	$ 930	$ 1,107	$ 1,127
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 31.17	$ 34.01	$ 32.54	$ 30.24	$ 21.42
Income from Investment Operations
Net investment income (loss) C	(.21)	(.18)	(.23)	(.35)	(.27)
Net realized and unrealized gain (loss)	1.78	4.69	1.96	2.65	9.09
Total from investment operations	1.57	4.51	1.73	2.30	8.82
Distributions from net realized gain	(4.00)	(7.35)	(.26)	-	-
Net asset value, end of period	$ 28.74	$ 31.17	$ 34.01	$ 32.54	$ 30.24
Total Return A,B	5.63%	16.29%	5.33%	7.61%	41.18%
Ratios to Average Net Assets D,F
Expenses before reductions	1.95%	1.97%	1.98%	2.02%	2.04%
Expenses net of fee waivers, if any	1.95%	1.97%	1.98%	2.02%	2.04%
Expenses net of all reductions	1.94%	1.96%	1.93%	2.00%	2.01%
Net investment income (loss)	(.72)%	(.61)%	(.71)%	(1.14)%	(1.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 175	$ 212	$ 244	$ 301	$ 290
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 30.96	$ 33.83	$ 32.37	$ 30.07	$ 21.29
Income from Investment Operations
Net investment income (loss) C	(.21)	(.17)	(.23)	(.33)	(.26)
Net realized and unrealized gain (loss)	1.78	4.65	1.95	2.63	9.04
Total from investment operations	1.57	4.48	1.72	2.30	8.78
Distributions from net realized gain	(4.02)	(7.35)	(.26)	-	-
Net asset value, end of period	$ 28.51	$ 30.96	$ 33.83	$ 32.37	$ 30.07
Total Return A,B	5.66%	16.30%	5.33%	7.65%	41.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.95%	1.98%	1.97%	1.99%
Expenses net of fee waivers, if any	1.94%	1.95%	1.98%	1.97%	1.99%
Expenses net of all reductions	1.93%	1.94%	1.93%	1.96%	1.97%
Net investment income (loss)	(.71)%	(.59)%	(.71)%	(1.10)%	(1.13)%
Supplemental Data
Net assets, end of period (in millions)	$ 94	$ 99	$ 108	$ 136	$ 106
Portfolio turnover rate E	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.77	$ 37.75	$ 35.71	$ 32.81	$ 22.95
Income from Investment Operations
Net investment income (loss) B	.12	.14	.14	- F	.02
Net realized and unrealized gain (loss)	2.06	5.34	2.16	2.90	9.84
Total from investment operations	2.18	5.48	2.30	2.90	9.86
Distributions from net investment income	(.04)	(.11)	-	-	-
Distributions from net realized gain	(4.31)	(7.35)	(.26)	-	-
Total distributions	(4.35)	(7.46)	(.26)	-	-
Net asset value, end of period	$ 33.60	$ 35.77	$ 37.75	$ 35.71	$ 32.81
Total Return A	6.78%	17.52%	6.46%	8.84%	42.96%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.93%	.89%	.87%	.79%
Expenses net of fee waivers, if any	.89%	.93%	.89%	.87%	.79%
Expenses net of all reductions	.87%	.91%	.83%	.86%	.76%
Net investment income (loss)	.35%	.44%	.39%	.00%	.08%
Supplemental Data
Net assets, end of period (in millions)	$ 407	$ 216	$ 171	$ 185	$ 22
Portfolio turnover rate D	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.69	$ 36.82	$ 34.80	$ 31.95	$ 22.36
Income from Investment Operations
Net investment income (loss) B	.14	.18	.17	.03	.01
Net realized and unrealized gain (loss)	1.98	5.19	2.11	2.82	9.58
Total from investment operations	2.12	5.37	2.28	2.85	9.59
Distributions from net investment income	(.07)	(.15)	-	-	-
Distributions from net realized gain	(4.31)	(7.35)	(.26)	-	-
Total distributions	(4.38)	(7.50)	(.26)	-	-
Net asset value, end of period	$ 32.43	$ 34.69	$ 36.82	$ 34.80	$ 31.95
Total Return A	6.82%	17.70%	6.58%	8.92%	42.89%
Ratios to Average Net Assets C,E
Expenses before reductions	.83%	.79%	.80%	.79%	.83%
Expenses net of fee waivers, if any	.83%	.79%	.80%	.79%	.83%
Expenses net of all reductions	.82%	.78%	.74%	.78%	.81%
Net investment income (loss)	.40%	.57%	.48%	.08%	.03%
Supplemental Data
Net assets, end of period (in millions)	$ 85	$ 81	$ 109	$ 131	$ 141
Portfolio turnover rate D	199%	168%	105%	26%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustee compensation, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 167,210
Unrealized depreciation	(223,350)
Net unrealized appreciation (depreciation)	(56,140)
Undistributed ordinary income	161,979
Undistributed long-term capital gain	98,471

Cost for federal income tax purposes	$ 1,983,514

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 101,400	$ 1,053
Long-term Capital Gains	125,027	387,222
Total	$ 226,427	$ 388,275

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,139,962 and $4,160,902, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on September 19, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Retail Class as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (September, 2008). Subsequent months will be

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 927	$ 31
Class T	.25%	.25%	4,204	81
Class B	.75%	.25%	2,035	1,528
Class C	.75%	.25%	1,020	69
			$ 8,186	$ 1,709

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 96
Class T	35
Class B*	263
Class C*	5
$ 399

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,017.27
Class T	1,813.22
Class B	625.31
Class C	306.30
Fidelity Value Strategies Fund	1,261.25
Institutional Class	166.19
	$ 5,188

Effective January 1, 2008, FIIOC, an affiliate of FMR replaced FSC as transfer agent for the Fidelity Value Strategies Fund.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,397	5.27%	$ 89

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $879.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $157 for the period. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 13
Class T	18
Fidelity Value Strategies Fund	16
$ 47

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007	2006
From net investment income
Class A	$ -	$ 106
Fidelity Value Strategies Fund	258	522
Institutional Class	159	425
Total	$ 417	$ 1,053
From net realized gain
Class A	$ 43,826	$ 65,270
Class T	103,366	188,894
Class B	27,424	52,282
Class C	12,966	24,896
Fidelity Value Strategies Fund	28,276	34,631
Institutional Class	10,152	21,249
Total	$ 226,010	$ 387,222

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class A
Shares sold	3,295	2,955	$ 105,009	$ 89,837
Reinvestment of distributions	1,416	2,133	41,941	61,932
Shares redeemed	(3,273)	(3,791)	(103,751)	(114,922)
Net increase (decrease)	1,438	1,297	$ 43,199	$ 36,847
Class T
Shares sold	4,198	3,928	$ 137,212	$ 122,243
Reinvestment of distributions	3,194	5,995	97,268	178,166
Shares redeemed	(8,034)	(11,231)	(261,183)	(350,264)
Net increase (decrease)	(642)	(1,308)	$ (26,703)	$ (49,855)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2007	2006	2007	2006
Class B
Shares sold	420	353	$ 12,640	$ 10,127
Reinvestment of distributions	917	1,743	25,663	48,144
Shares redeemed	(2,067)	(2,464)	(61,456)	(71,218)
Net increase (decrease)	(730)	(368)	$ (23,153)	$ (12,947)
Class C
Shares sold	536	618	$ 15,982	$ 19,031
Reinvestment of distributions	435	785	12,064	21,526
Shares redeemed	(861)	(1,382)	(25,525)	(39,384)
Net increase (decrease)	110	21	$ 2,521	$ 1,173
Fidelity Value Strategies Fund
Shares sold	19,965	2,754	$ 700,005	$ 91,248
Reinvestment of distributions	843	1,058	27,244	33,160
Shares redeemed	(14,742)	(2,305)	(517,477)	(75,400)
Net increase (decrease)	6,066	1,507	$ 209,772	$ 49,008
Institutional Class
Shares sold	716	397	$ 24,302	$ 12,888
Reinvestment of distributions	300	499	9,355	15,136
Shares redeemed	(734)	(1,512)	(24,512)	(47,804)
Net increase (decrease)	282	(616)	$ 9,145	$ (19,780)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-
present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Value Strategies voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	12/17/2007	12/14/2007	$0.00	$4.634

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $98,471,159, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 19% and 3% of the dividends distributed in December 2006 and January 2007, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Initial Class designates 22% and 1% of the dividends distributed in December 2006 and January 2007, respectively, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 9

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Strategies Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	996,153,992.51	75.252
Against	250,373,970.98	18.914
Abstain	77,222,615.03	5.834
TOTAL	1,323,750,578.52	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity Value Strategies (retail class) ranked below its competitive median for 2006, and the total expenses of Class T ranked equal to its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and
Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SOI-UANN-0108
1.786703.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, November 30, 2007, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Leveraged Company Stock Fund and Fidelity Advisor Small Cap Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Dividend Growth Fund	$53,000	$49,000
Fidelity Advisor Dynamic Capital Appreciation Fund	$44,000	$40,000
Fidelity Advisor Fifty Fund	$40,000	$38,000
Fidelity Advisor Leveraged Company Stock Fund	$58,000	$51,000
Fidelity Advisor Small Cap Fund	$55,000	$51,000
All funds in the Fidelity Group of Funds audited by PwC	$14,400,000	$13,500,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Equity Growth Fund	$62,000	$47,000
Fidelity Advisor Equity Income Fund	$66,000	$47,000
Fidelity Advisor Equity Value Fund	$50,000	$42,000
Fidelity Advisor Growth & Income Fund	$51,000	$41,000
Fidelity Advisor Growth Opportunities Fund	$58,000	$46,000
Fidelity Advisor Large Cap Fund	$48,000	$39,000
Fidelity Advisor Mid Cap Fund	$68,000	$48,000
Fidelity Advisor Strategic Growth Fund	$42,000	$36,000
Fidelity Advisor Value Strategies Fund	$50,000	$40,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,500,000	$6,500,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006 A
Fidelity Advisor Dividend Growth Fund	$0	$0
Fidelity Advisor Dynamic Capital Appreciation Fund	$0	$0
Fidelity Advisor Fifty Fund	$0	$0
Fidelity Advisor Leveraged Company Stock Fund	$0	$0
Fidelity Advisor Small Cap Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006 A
Fidelity Advisor Equity Growth Fund	$0	$0
Fidelity Advisor Equity Income Fund	$0	$0
Fidelity Advisor Equity Value Fund	$0	$0
Fidelity Advisor Growth & Income Fund	$0	$0
Fidelity Advisor Growth Opportunities Fund	$0	$0
Fidelity Advisor Large Cap Fund	$0	$0
Fidelity Advisor Mid Cap Fund	$0	$0
Fidelity Advisor Strategic Growth Fund	$0	$0
Fidelity Advisor Value Strategies Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007 A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Dividend Growth Fund	$2,700	$2,600
Fidelity Advisor Dynamic Capital Appreciation Fund	$2,700	$2,600
Fidelity Advisor Fifty Fund	$2,700	$2,600
Fidelity Advisor Leveraged Company Stock Fund	$2,900	$2,700
Fidelity Advisor Small Cap Fund	$2,900	$2,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Equity Growth Fund	$5,200	$4,000
Fidelity Advisor Equity Income Fund	$5,200	$4,000
Fidelity Advisor Equity Value Fund	$5,200	$4,000
Fidelity Advisor Growth & Income Fund	$4,200	$4,000
Fidelity Advisor Growth Opportunities Fund	$5,200	$4,000
Fidelity Advisor Large Cap Fund	$4,200	$4,000
Fidelity Advisor Mid Cap Fund	$4,200	$4,000
Fidelity Advisor Strategic Growth Fund	$4,200	$4,000
Fidelity Advisor Value Strategies Fund	$5,200	$4,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Dividend Growth Fund	$3,600	$3,800
Fidelity Advisor Dynamic Capital Appreciation Fund	$1,700	$1,400
Fidelity Advisor Fifty Fund	$1,300	$1,200
Fidelity Advisor Leveraged Company Stock Fund	$3,100	$2,000
Fidelity Advisor Small Cap Fund	$3,500	$3,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Equity Growth Fund	$0	$0
Fidelity Advisor Equity Income Fund	$0	$0
Fidelity Advisor Equity Value Fund	$0	$0
Fidelity Advisor Growth & Income Fund	$0	$0
Fidelity Advisor Growth Opportunities Fund	$0	$0
Fidelity Advisor Large Cap Fund	$0	$0
Fidelity Advisor Mid Cap Fund	$0	$0
Fidelity Advisor Strategic Growth Fund	$0	$0
Fidelity Advisor Value Strategies Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$150,000	$145,000
Deloitte Entities	$180,000	$180,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate fees billed by PwC of $1,490,000A and $1,310,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$180,000	$170,000
Non-Covered Services	$1,310,000	$1,140,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate fees billed by Deloitte Entities of $470,000A and $910,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$225,000	$220,000
Non-Covered Services	$245,000	$690,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	January 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	January 29, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	January 29, 2008